Exhibit 10.2 Execution Version FIRST AMENDMENT THIS FIRST AMENDMENT (“First Amendment”) is entered into as of February 24, 2023, among SEMTECH CORPORATION, a Delaware corporation, as borrower (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan”), in its capacity as Administrative Agent, for the benefit of the Secured Parties (in such capacity, the “Administrative Agent”). RECITALS A. The Borrower, each of the Guarantors party thereto, the several financial institutions party thereto as Lenders, the Administrative Agent and the other parties party thereto are party to that certain Third Amended and Restated Credit Agreement dated as of September 26, 2022 (the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this First Amendment, the “Amended Credit Agreement”). B. The Borrower has requested that certain amendments be made to the Existing Credit Agreement, including, among other things, modifications to the financial covenants set forth in Section 7.15 of the Existing Credit Agreement. C. The Lenders party hereto (which, for the avoidance of doubt, constitute the Required Lenders under the Existing Credit Agreement) are willing to amend the Existing Credit Agreement in accordance with Section 10.01 thereof on the terms and conditions set forth herein. AGREEMENT NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth, and intending to be legally bound, the parties hereto agree as follows: SECTION 1. DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings specified in the Amended Credit Agreement. SECTION 2. AMENDMENT. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit A hereto. SECTION 3. EFFECTIVENESS. The effectiveness of this First Amendment is subject to satisfaction or waiver of each of the following conditions (the date of the satisfaction or waiver of all such conditions, the “First Amendment Effective Date”): (a) First Amendment. The Administrative Agent shall have received counterparts of this First Amendment, duly executed and delivered on behalf of the Borrower, the Guarantors party hereto, the Administrative Agent and the Lenders constituting the Required Lenders; and (b) Fees and Expenses. (i) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, in each case to the extent

2 invoiced at least two Business Days prior to the First Amendment Effective Date, including reimbursement or payment of all reasonable and documented out-of-pocket expenses (including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document and (ii) the Administrative Agent shall have received, for the account of each Lender that consents to this First Amendment on or prior to 5:00 p.m. (New York City time) on February 24, 2023, a consent fee (the “Consent Fee”) in an amount equal to 0.125% of the sum of (A) the Revolving Credit Commitments and (B) the Outstanding Amount of the Initial Term Loans, in each case of each such Lender in effect on the First Amendment Effective Date. SECTION 4. LIMITATION OF AGREEMENT; FULL FORCE AND EFFECT. The amendments set forth in this First Amendment shall be limited precisely as written and shall not be deemed (a) to be an amendment, consent or waiver of any other term or condition of the Existing Credit Agreement or the other Loan Documents or to prejudice any right or remedy which the Administrative Agent or any of the Lending Parties may now have or may have in the future under or in connection with the Amended Credit Agreement or the other Loan Documents; or (b) to be a consent to any future waiver, amendment, consent or departure from the terms and conditions of the Amended Credit Agreement or the other Loan Documents. This First Amendment shall be construed in connection with and as part of the Loan Documents, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect. SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES. In order to induce the Lenders and Administrative Agent to enter into this First Amendment, each Loan Party represents and warrants to each Lender and Administrative Agent as follows: 5.1 Authorization; Enforceability. Each Loan Party has taken all corporate, limited liability company or other legal entity action, as applicable, required to execute, deliver and perform this First Amendment and the Amended Credit Agreement. This First Amendment and the Amended Credit Agreement constitute valid and binding obligations of each Loan Party, enforceable against the Loan Parties in accordance with their terms, except as enforcement thereof may be limited by Debtor Relief Laws or other applicable Laws affecting the enforcement of creditors’ rights generally, and by general principles of equity. 5.2 No Conflict. Neither the execution and delivery of this First Amendment nor the performance by the Loan Parties of the Amended Credit Agreement will: (a) contravene the Organizational Documents of any Loan Party; (b) violate any Law applicable to the Loan Parties, except to the extent such violation would not reasonably be expected to have or result in a Material Adverse Effect; or (c) result in the creation of any Lien under any order, injunction, writ or decree of any Governmental Authority upon any of the assets of the Loan Parties, except to the extent the creation of such Lien would not reasonably be expected to have or result in a Material Adverse Effect or such Lien is a Lien permitted under the Amended Credit Agreement. 5.3 Truth and Correctness of Representations and Warranties. The representations and warranties of each Loan Party contained in the Amended Credit Agreement (including Article 5 thereof) or in any other Loan Document are true and correct in all material respects (except that such materiality

3 qualifier is not applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof) on and as of the First Amendment Effective Date, except to the extent that any such representation or warranty specifically refers to an earlier date, in which case such representation or warranty were true and correct in all material respects (except that such materiality qualifier is not applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof) as of such earlier date, and except that the representations and warranties contained in Section 5.10(a) of the Amended Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Section 6.01 of the Amended Credit Agreement. 5.4 Absence of Default. Immediately after giving effect to the effectiveness of this First Amendment, no event has occurred and is continuing or will result from the effectiveness of this First Amendment that would constitute a Default or an Event of Default. SECTION 6. REAFFIRMATION BY THE LOAN PARTIES. Each Loan Party hereby (i) acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including its undertaking and obligation to timely pay the Obligations and (ii) agrees that all of the security interests and other Liens created and arising under the Collateral Documents shall remain in full force and effect on a continuous basis, and the perfected status and priority of each such security interests or other Lien continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of this First Amendment and the occurrence of the First Amendment Effective Date, as collateral security for its obligations, liabilities and Indebtedness under the Amended Credit Agreement and related guarantees. SECTION 7. MISCELLANEOUS. 7.1 Reference to and Effect on the Existing Credit Agreement and the other Loan Documents. On and after the First Amendment Effective Date, each reference in the Amended Credit Agreement or the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such agreement after giving effect hereto. This First Amendment shall be deemed to be one of the Loan Documents. The rules of construction set forth in Section 1.02 of the Amended Credit Agreement shall apply to this First Amendment the same as they apply to the Amended Credit Agreement and the other Loan Documents. 7.2 Ratification of Reimbursement and Indemnification Obligations. Borrower ratifies and affirms each of its reimbursement and indemnification obligations under the Loan Documents, including Section 10.04 of the Amended Credit Agreement, and including its obligation to pay all reasonable fees, charges and disbursements of counsel incurred by the Administrative Agent in connection with the negotiation, implementation, execution and enforcement of this First Amendment, and any acts contemplated hereby and thereby. Nothing herein shall be construed to limit, affect, modify or alter Borrower’s reimbursement and indemnification obligations under the Amended Credit Agreement or elsewhere under the Loan Documents. 7.3 Headings. Section and subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect, 7.4 Governing Law, Submission to Jurisdiction, Waiver of Venue, Service of Process and Jury Trial Waiver. Sections 10.16 and 10.17 of the Amended Credit Agreement are incorporated herein, mutatis mutandis, and are deemed to apply to this First Amendment as if set forth herein in full.

4 7.5 Successors and Assigns. The provisions of this First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Loan Parties may not assign or transfer any of their rights or obligations under this First Amendment except in accordance with the Amended Credit Agreement. 7.6 Counterparts. (a) This First Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or email (including by “pdf”) shall be effective as delivery of a manually executed counterpart of this First Amendment. (b) The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this First Amendment or any certificate or other document to be signed or delivered in connection with this First Amendment or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this Section 7.6(b) may include use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it. [remainder of page intentionally left blank]

[Signature Page to First Amendment] IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written. BORROWER: SEMTECH CORPORATION By: /s/ Emeka N. Chukwu Name: Emeka N. Chukwu Title: Executive Vice President and Chief Financial Officer GUARANTORS: SEMTECH SAN DIEGO CORPORATION By: /s/ Emeka N. Chukwu Name: Emeka N. Chukwu Title: President and Chief Financial Officer SEMTECH NEW YORK CORPORATION By: /s/ Emeka N. Chukwu Name: Emeka N. Chukwu Title: President and Treasurer SEMTECH COLORADO, INC. By: /s/ Emeka N. Chukwu Name: Emeka N. Chukwu Title: President and Chief Financial Officer

[Signature Page to First Amendment] SIERRA MONOLITHICS, INC. By: /s/ Emeka N. Chukwu Name: Emeka N. Chukwu Title: President and Chief Financial Officer SEMTECH EV, INC. By: /s/ Emeka N. Chukwu Name: Emeka N. Chukwu Title: President, Chief Financial Officer and Treasurer TRIUNE SYSTEMS, L.L.C. By: /s/ Emeka N. Chukwu Name: Emeka N. Chukwu Title: President and Chief Financial Officer TRIUNE IP, L.L.C. By: /s/ Emeka N. Chukwu Name: Emeka N. Chukwu Title: President and Chief Financial Officer SIERRA WIRELESS AMERICA, INC. By: /s/ Emeka N. Chukwu Name: Emeka N. Chukwu Title: President and Chief Financial Officer

[Signature Page to First Amendment] ADMINISTRATIVE AGENT: JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender By: /s/ Richard Ong Pho Name: Richard Ong Pho Title: Executive Director

[Signature Page to First Amendment] LENDERS: BANK OF CHINA, LOS ANGELES BRANCH, as a Lender By: /s/ Jason Fu Name: Jason Fu Title: SVP

[Signature Page to First Amendment] LENDERS: BMO HARRIS N.A., SUCCESSOR IN INTEREST TO BANK OF THE WEST, as a Lender By: /s/ Tom Mortensen Name: Tom Mortensen Title: Vice President

[Signature Page to First Amendment] LENDERS: BMO HARRIS BANK N.A., as a Lender By: /s/ Kendal B. Kumzi Name: Kendal B. Kumzi Title: Director

[Signature Page to First Amendment] LENDERS: SILICON VALLEY BANK, as a Lender By: /s/ Dylan Bishop Name: Dylan Bishop Title: Vice President

[Signature Page to First Amendment] LENDERS: COMERICA BANK, as a Lender By: /s/ Randall Mitchell Name: Randall Mitchell Title: Vice President

[Signature Page to First Amendment] LENDERS: MUFG BANK LTD, as a Lender By: /s/ Colin Donnarumma Name: Colin Donnarumma Title: Vice President

[Signature Page to First Amendment] LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Christopher Irwin Name: Christopher Irwin Title: Vice President

[Signature Page to First Amendment] LENDERS: HSBC BANK USA N.A., as a Lender By: /s/ Paul M Weeks Name: Paul M Weeks Title: Regional Head

[Signature Page to First Amendment] LENDERS: PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Helen Xiao Name: Helen Xiao Title: Vice President

[Signature Page to First Amendment] LENDERS: U.S. BANK, NATIONAL ASSOCIATION, as an L/C Issuer, a 2027 Revolving Credit Lender and an Initial Term Loan Lender By: /s/ Victor M. Berrellez Name: Victor M. Berrellez Title: Vice President & Relationship Manager

[Signature Page to First Amendment] LENDERS: BANKUNITED, N.A, as a Lender By: /s/ Guillermo D. Doria Name: Guillermo D. Doria Title: Senior Vice President

EXHIBIT A Amended Credit Agreement [See attached.]

EXHIBIT A THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 26, 2022, as amended by the First Amendment, dated as of Feburary 24, 2023 among SEMTECH CORPORATION, as Borrower, The Subsidiaries of Borrower party hereto, as Guarantors, The institutional lenders party hereto and named as “Lenders” herein, as Lenders, JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, JPMORGAN CHASE BANK, N.A., HSBC BANK USA, NATIONAL ASSOCIATION, U.S. BANK NATIONAL ASSOCIATION, WELLS FARGO SECURITIES, LLC and BANK OF THE WEST, as Joint Lead Arrangers and Joint Bookrunners, HSBC BANK USA, NATIONAL ASSOCIATION, U.S. BANK NATIONAL ASSOCIATION, WELLS FARGO BANK, NATIONAL ASSOCIATION and BANK OF THE WEST, as Co-Syndication Agents, and BANK OF CHINA, LOS ANGELES BRANCH, SILICON VALLEY BANK and BMO HARRIS BANK, as Co-Documentation Agents

i TABLE OF CONTENTS PAGE ARTICLE 1 CERTAIN DEFINED TERMS; CERTAIN RULES OF CONSTRUCTION 2  Section 1.01.  Certain Defined Terms. ............................................................................2  Section 1.02.  Classification of Loans and Borrowings.. .............................................65  Section 1.03.  Terms Generally. ...................................................................................66  Section 1.04.  Accounting Terms; GAAP. .....................................................................66  Section 1.05.  Interest Rates; Benchmark Notification.. ...............................................66  Section 1.06.  Letter of Credit Amounts. .......................................................................67  Section 1.07.  Divisions. ...............................................................................................67  Section 1.08.  Exchange Rates; Currency Equivalents. ...............................................67  Section 1.09.  Certain Calculations and Tests ..............................................................68  Section 1.10.  Additional Alternative Currencies.. .......................................................69  ARTICLE 2 CREDIT EXTENSIONS 69  Section 2.01. Transitional Matters .................... Initial Term Loans; Revolving Credit Loans; Incremental Term Loans. ................................................................................. 5569  Section 2.02.  Procedures for Borrowing. ............................................................. 5771  Section 2.03.  Letters of Credit. ............................................................................. 6073  Section 2.04.  Swing Line Loans. ........................................................................... 6982  Section 2.05.  Payments and Prepayments. ........................................................... 7285  Section 2.06.  Termination or Reduction of Aggregate Revolving Credit Commitments. .................................................................................. 7491  Section 2.07.  Final Repayment of Revolving Credit Loans, Swing Loans and Incremental Term Loans 74. ...............................................................................................91  Section 2.08.  Interest; Applicable Margins. ......................................................... 7592  Section 2.09.  Fees. ................................................................................................ 7694  Section 2.10.  Computations of Interest and Fees 77.. ........................................................................................................94  Section 2.11.  Evidence of Indebtedness. ............................................................... 7795  Section 2.12.  Payments Generally; Right of Administrative Agent to Make Deductions Automatically. ................................................................................. 7895  Section 2.13.  Sharing of Payments. ....................................................................... 8097  Section 2.14.  Increase in Aggregate Commitments. ............................................. 8198  Section 2.15.  Cash Collateral. ............................................................................ 84101  Section 2.16.  Designation of Restricted and Unrestricted Subsidiaries .................................................................................................................. 85.. 102  Section 2.17.  Security for the Obligations. ......................................................... 86103

ii Section 2.18.  Extension Offers. ..................................................................................103  Section 2.19.  Refinancing Facilities ..........................................................................105  ARTICLE 3 TAXES, YIELD PROTECTION AND ILLEGALITY 107  Section 3.01.  Taxes. ............................................................................................. 86107  Section 3.02.  Illegality. ....................................................................................... 90111  Section 3.03.  Alternate Rates of Interest. ............................................................ 91112  Section 3.04.  Increased Costs. ............................................................................ 95116  Section 3.05.  Compensation for Losses. ............................................................. 96117  Section 3.06.  Mitigation Obligations. ................................................................. 97117  Section 3.07.  Defaulting Lenders. ....................................................................... 97117  Section 3.08.  Replacement of Lenders. ............................................................... 99120  Section 3.09.  Survival. ..................................................................................... 100121  ARTICLE 4 CONDITIONS PRECEDENT 121  Section 4.01. Conditions to the Effectiveness of this Agreement 101 .................................................................................... [Reserved]. 121  Section 4.02.  Conditions to All Credit Extensions. .......................................... 104121  ARTICLE 5 REPRESENTATIONS AND WARRANTIES 122  Section 5.01.  Corporate Existence and Power. ............................................... 105122  Section 5.02.  Corporate Authorization; No Contravention. ............................ 106122  Section 5.03.  Governmental Authorization; Compliance with Laws. .............. 106122  Section 5.04.  Binding Effect. ............................................................................ 106123  Section 5.05.  Litigation. ................................................................................... 107123  Section 5.06.  ERISA Compliance. .................................................................... 107123  Section 5.07.  Use of Proceeds. ........................................................................ 108124  Section 5.08.  Title to Properties. ..................................................................... 108124  Section 5.09.  Taxes ......................................................................................................... 108.. 124  Section 5.10.  Financial Condition; No Material Adverse Effect; No Event of Default. ....................................................................................... 109125  Section 5.11.  Margin Regulations ................................................................................................................. 109.. 125  Section 5.12.  Intellectual Property. ................................................................. 109126  Section 5.13.  Capitalization and Subsidiaries ................................................................................................................ 110.. 126

iii Section 5.14.  Liens on Collateral 110.. .....................................................................................................126  Section 5.15.  Environmental Matters. ............................................................. 110126  Section 5.16.  Solvency. .................................................................................... 111127  Section 5.17.  Sanctions and Anti-Corruption Laws. ........................................ 111127  Section 5.18.  Investment Company Status 111.. .....................................................................................................128  Section 5.19.  Insurance. ................................................................................... 111128  Section 5.20.  Full Disclosure. .......................................................................... 112128  Section 5.21.  Covered Entities 112.. .....................................................................................................128  Section 5.22.  Beneficial Ownership Certification. .......................................... 112128  ARTICLE 6 AFFIRMATIVE COVENANTS 128  Section 6.01.  Financial Statements. ................................................................. 112129  Section 6.02.  Other Information. ..................................................................... 114131  Section 6.03.  Notices. ....................................................................................... 116132  Section 6.04.  Preservation of Existence and Entitlements............................... 117133  Section 6.05.  Maintenance of Properties. ........................................................ 117133  Section 6.06.  Maintenance of Insurance. ......................................................... 117133  Section 6.07.  Compliance with Laws 118.. .....................................................................................................134  Section 6.08.  Books and Records. .................................................................... 118134  Section 6.09.  Inspection Rights. ....................................................................... 118134  Section 6.10.  Compliance with Environmental Laws. ..................................... 119134  Section 6.11.  Covenant to Guarantee Obligations and Give Security. ............ 119135  Section 6.12.  Payment of Taxes. ...................................................................... 121137  Section 6.13. Environmental Matters 121 ................................................................................ [Reserved]. 137  Section 6.14.  Post-Closing Matters 122.. .....................................................................................................137  Section 6.15.  Further Assurances. ................................................................... 122137  ARTICLE 7 NEGATIVE COVENANTS 138  Section 7.01.  Liens. ......................................................................................... 122138  Section 7.02.  Investments. ................................................................................ 125141  Section 7.03.  Indebtedness. .............................................................................. 127144  Section 7.04.  Fundamental Changes. .............................................................. 130146  Section 7.05. [Reserved] 131 ............................................................................................... Dispositions. 147  Section 7.06.  Restricted Payments. .................................................................. 131149

iv Section 7.07.  [Reserved]. ................................................................................. 133151  Section 7.08.  Transactions with Affiliates. ...................................................... 133151  Section 7.09.  Burdensome Agreements. ........................................................... 133152  Section 7.10.  Use of Proceeds. ........................................................................ 134153  Section 7.11.  Maintenance of Business 135.. .....................................................................................................153  Section 7.12.  [Reserved]. ................................................................................. 135153  Section 7.13.  Accounting Changes. ................................................................. 135154  Section 7.14.  Limitation on Issuance of Equity Interests. ................................ 135154  Section 7.15.  Financial Covenants. ................................................................. 135154  ARTICLE 8 EVENTS OF DEFAULT AND REMEDIES 156  Section 8.01.  Events of Default. ....................................................................... 136156  Section 8.02.  Waivers of Events of Defaults 138Default. .................................................................................158  Section 8.03.  Remedies Upon Event of Default. .............................................. 138158  Section 8.04.  Standards for Exercising Rights and Remedies. ........................ 139159  Section 8.05.  Application of Funds. ................................................................. 140160  ARTICLE 9 ADMINISTRATIVE AGENT 162  Section 9.01.  Appointment and Authorization of Administrative Agent ................... 142; Action. 162  Section 9.02.  Rights as a Lender 143.. .....................................................................................................164  Section 9.03.  Exculpatory Provisions. ............................................................. 143164  Section 9.04.  Reliance by Administrative Agent. ............................................. 144166  Section 9.05.  Delegation of Duties. ................................................................. 145167  Section 9.06.  Resignation of Administrative Agent.......................................... 145167  Section 9.07.  Non-Reliance on Administrative Agent and Other Lenders....... 147168  Section 9.08.  No Other Duties, Etc. ................................................................. 147168  Section 9.09.  Administrative Agent May File Proofs of Claim. ....................... 147169  Section 9.10.  Collateral Matters. ..................................................................... 148170  Section 9.11.  Certain ERISA Matters. ............................................................. 150172  Section 9.12.  Agency for Perfection. ............................................................... 151173  Section 9.13. Legal Representation of Administrative Agent 151 ........................................................................................... [Reserved]. 173  Section 9.14.  Erroneous Payments. ................................................................. 151173  ARTICLE 10 GENERAL PROVISIONS 174  Section 10.01.  Amendments, Etc. ....................................................................... 153174

v Section 10.02.  Notices; Effectiveness; Electronic Communications. ................ 156177  Section 10.03.  No Waiver; Cumulative Remedies; Enforcement ................................................................................................................ 159.. 180  Section 10.04.  Expenses; Limitation of Liability; Indemnity; Damage Waiver ............ 159, Etc. 180  Section 10.05.  Marshalling; Payments Set Aside. ............................................. 162183  Section 10.06.  Successors and Assigns. ............................................................. 162183  Section 10.07.  Treatment of Certain Information; Confidentiality. .................. 168189  Section 10.08.  Right of Setoff. ............................................................................ 169190  Section 10.09.  Interest Rate Limitation. ............................................................ 169191  Section 10.10.  Counterparts; Integration; Effectiveness; Electronic Execution. 170191  Section 10.11.  Collateral Matters. ..................................................................... 171192  Section 10.12.  Severability. ............................................................................... 171193  Section 10.13.  Lender-Creditor Relationship. ................................................... 171193  Section 10.14.  USA PatriotPATRIOT Act Notice. ......................................... 172193  Section 10.15.  Guaranty. ................................................................................... 172193  Section 10.16.  Governing Law; Jurisdiction; Etc. ............................................ 179200  Section 10.17.  Waiver of Right to Jury Trial. .................................................... 179201  Section 10.18.  Survival..................................................................................................... 180.. 202  Section 10.19.  Judgment Currency 181.. .....................................................................................................203  Section 10.20.  Cashless Settlement 182. . ....................................................................................................203  Section 10.21.  Acknowledgement and Consent to Bail-In of Financial Institutions. 182203  Section 10.22.  Acknowledgement Regarding Any Supported QFCs. ................ 182204  Section 10.23. Effect of Amendment and Restatement of the First Restated Credit Agreement 183 .......................................................................................................... No Novation. 204

vi SCHEDULES 1.01-A Existing Credits 1.01-B Existing Senior Credit Facilities 1.01-C Initial Unrestricted Subsidiaries 2.01 Lenders; Commitments; Percentage Shares 5.05 Litigation 5.06 Pension Plans 5.12 Intellectual Property 5.13, Part (a) Equity Interests 5.13, Part (b) Investments 6.14 Post-Closing Matters 7.01 Existing Liens 7.02 Existing Investments 7.03 Existing Indebtedness 7.08 Transactions with Affiliates 7.09 Burdensome Agreements 10.02 Administrative Agent’s Office; Certain Addresses for Notices EXHIBITS A Form of Assignment and Assumption B Form of Compliance Certificate C Form of Joinder Agreement D Form of Loan Notice E-1 Form of Revolving Credit Note E-2 Form of Initial Term Loan Note E-3 Incremental Term Loan Note E-4 Form of Swing Line Loan Note F Form of Swing Line Loan Notice G-1 Form of U.S. Tax Compliance Certificate G-2 Form of U.S. Tax Compliance Certificate G-3 Form of U.S. Tax Compliance Certificate G-4 Form of U.S. Tax Compliance Certificate H Form of Solvency Certificate

THIRD AMENDED AND RESTATED CREDIT AGREEMENT This THIRD AMENDED AND RESTATED CREDIT AGREEMENT (as amended by the First Amendment, this “Agreement”), dated as of September 26, 2022, is entered among Semtech Corporation, a Delaware corporation, as borrower (the “Borrower”), the Guarantors (unless otherwise indicated, this and each other capitalized term used in this Preamble and the following recitals having the meaning given to it in Section 1.01) party hereto, Lenders party hereto from time to time, and JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan”), in its separate capacities as Administrative Agent, for the benefit of the Secured Parties, and as Swing Line Lender and L/C Issuer. This Agreement amends, restates, supersedes and replaces in its entirety the Second Restated Credit Agreement and is not intended to, and will not, act as a novation of all or any portion of the Obligations (as defined in the Second Restated Credit Agreement) or any other indebtedness, liabilities or other obligations, including the Guaranteed Obligations (as defined in the Second Restated Credit Agreement) of each Guarantor (as defined in the Second Restated Credit Agreement), evidenced thereby or otherwise arising or existing thereunder or under any of the other Second Restated Loan Documents. RECITALS A. Borrower and each of the Guarantors party hereto have entered into the Second Amended and Restated Credit Agreement dated as of November 7, 2019, as amended, modified and supplemented from time to time up to the Third Restatement Effective Date (as amended, modified and supplemented, the “Second Restated Credit Agreement”), with the lenders party thereto (the “Existing Lenders”), HSBC Bank USA, National Association (“HSBC”), in its separate capacities as administrative agent (the “Existing Administrative Agent”) and as letter of credit issuer (the “Existing L/C Issuer”) and swing line lender (the “Existing Swing Line Lender”), pursuant to which the Existing Lenders, together with Existing L/C Issuer and Existing Swing Line Lender, have extended and made available to Borrower a revolving credit facility in the aggregate principal amount of up to $600,000,000 outstanding at any one time, including a $40,000,000 sublimit for Credits (as defined in the Second Restated Credit Agreement) and a $25,000,000 sublimit for swing line advances (the “Existing Senior Credit Facilities”). B. Borrower desires to renew and extend the maturity of, and to restructure, the Existing Senior Credit Facilities and to amend the Second Restated Credit Agreement in certain other respects, and, as so amended, to restate the Second Restated Credit Agreement in its entirety as well as to amend, amend and restate or otherwise to reaffirm the other Second Restated Loan Documents executed or delivered pursuant to or otherwise existing in support of the Second Restated Credit Agreement and the Existing Senior Credit Facilities outstanding thereunder. C. It is the intent of Borrower, the Guarantors, the Lenders and JPMorgan in its separate capacities as Administrative Agent and as L/C Issuer and Swing Line Lender, that, except as hereinafter expressly provided, the Second Restated Obligations outstanding under the Second Restated Credit Agreement and the other Second Restated Loan Documents will not be deemed to be repaid or terminated upon the effectiveness of this Agreement, but will continue to remain outstanding as Obligations under this Agreement and will be due and payable at the time and in the manner provided by this Agreement. NowNOW, ThereforeTHEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

2 AGREEMENT ARTICLE 1 CERTAIN DEFINED TERMS; CERTAIN RULES OF CONSTRUCTION Section 1.01. Certain Defined Terms. As used in this Agreement, the following terms will mean the following: “2024 Revolving Credit Commitment” means, as to each 2024 Revolving Credit Lender at any time, its obligation to do the following pursuant to the terms hereof: (a) make Revolving Credit Loans to Borrower; (b) purchase participations in Credit Obligations; and (c) purchase participations in Swing Line Loans; all in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 as its 2024 Revolving Credit Commitments or as its 2024 Revolving Credit Commitment in the Assignment and Assumption pursuant to which such Lender became a party hereto or pursuant to the applicable Additional Commitment Documentation, as such amount may be adjusted from time to time in accordance with this Agreement. “2024 Revolving Credit Facility” means, at any time, the aggregate amount of the 2024 Revolving Credit Lenders’ 2024 Revolving Credit Commitments at such time. “2024 Revolving Credit Lender” means, collectively, (a) initially, each Lender designated on Schedule 2.01 as a Lender having a 2024 Revolving Credit Commitment as of the Third Restatement Effective Date and (b) each Lender that assumes a 2024 Revolving Credit Commitment pursuant to an Assignment and Assumption or pursuant to the applicable Additional Commitment Documentation or which otherwise holds (i) a 2024 Revolving Credit Commitment or (ii) a Revolving Credit Loan, a risk participation in a Swing Line Loan or a participation in a Credit or aan L/C Borrowing pursuant to a 2024 Revolving Credit Commitment, in each case other than any such Person that ceases to be a party hereto with a 2024 Revolving Credit Commitment. “2027 Revolving Credit Commitment” means, as to each 2027 Revolving Credit Lender at any time, its obligation to do the following pursuant to the terms hereof: (a) make Revolving Credit Loans to Borrower; (b) purchase participations in Credit Obligations; and (c) purchase participations in Swing Line Loans; all in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 as its 2027 Revolving Credit Commitments or as its 2027 Revolving Credit Commitment in the Assignment and Assumption pursuant to which such Lender became a party hereto or pursuant to the applicable Additional Commitment Documentation, as such amount may be adjusted from time to time in accordance with this Agreement. “2027 Revolving Credit Facility” means, at any time, the aggregate amount of the 2027 Revolving Credit Lenders’ 2027 Revolving Credit Commitments at such time. “2027 Revolving Credit Lender” means, collectively, (a) initially, each Lender designated on Schedule 2.01 as a Lender having a 2027 Revolving Credit Commitment as of the Third Restatement Effective Date and (b) each Lender that assumes a 2027 Revolving Credit Commitment pursuant to an Assignment and Assumption or pursuant to the applicable Additional Commitment Documentation or which otherwise holds (i) a 2027 Revolving Credit Commitment or (ii) a Revolving Credit Loan, a risk participation in a Swing Line Loan or a participation in a

3 Credit or a L/C Borrowing pursuant to a 2027 Revolving Credit Commitment, in each case other than any such Person that ceases to be a party hereto with a 2027 Revolving Credit Commitment. “2027 Revolving Credit Stated Maturity Date” means the fifth anniversary of the Third Restatement Effective Date. “2027 Revolving Credit Maturity Date” means the earliest of (a) the 2027 Revolving Credit Stated Maturity Date, (b) the scheduled maturity date in respect of any Inside Maturity Commitments to the extent that (i) prior to such scheduled maturity date the Inside Maturity Commitments are not extended, refinanced, replaced or renewed in a manner permitted by this Agreement such that the refinanced, replaced or extended commitments mature on or after the 2027 Revolving Credit Stated Maturity Date and (ii) after giving effect to the repayment in full of such Inside Maturity Commitments on such scheduled maturity date (including all accrued interest with respect thereto and all other amounts owing in respect thereof), the Minimum Liquidity Condition is not satisfied, (c) the date of the termination of the Aggregate Revolving Credit Commitments pursuant to Section 2.06 and (d) the date of the termination of the Aggregate Revolving Credit Commitments and of the obligation of any L/C Issuer to make L/C Credit Extensions and the acceleration of the Revolving Credit Loans pursuant to Section 8.03. “Acquisition” means any transaction or series of related transactions resulting, directly or indirectly, in (a) the acquisition by Borrower or by any Restricted Subsidiary of (i) all or substantially all of the assets of another Person or (ii) any business unit or division of another Person (other than a Person that is a Subsidiary of Borrower), (b) the acquisition by Borrower or any Restricted Subsidiary of the Equity Interests of another Person (other than a Person that is a Subsidiary of Borrower) resulting in the acquiring Person having the ability to Control the acquired Person, or otherwise causing any other Person to become a Subsidiary of such Person or (c) a merger or consolidation, or any other combination, of Borrower or any Restricted Subsidiary with another Person (other than a Person that is a Subsidiary of Borrower) pursuant to which Borrower or such Restricted Subsidiary is the surviving entity. “Acquisition Consideration” means, in connection with any Acquisition by Borrower or any Restricted Subsidiary of any Target, the consideration paid or payable in Cash or other property, including the issuance of Equity Interests of Borrower or any of its Subsidiaries (with the value of such other property determined as of the closing date of such Acquisition) in connection with such Acquisition or series of related Acquisitions (such consideration, including any deferred portion thereof constituting Deferred Purchase Price Obligations). “Additional Alternative Currency” has the meaning given such term in Section 1.10. “Additional Commitment Documentation” has the meaning given such term in Section 2.14(c). “Additional Commitments Effective Date” has the meaning given such term in Section 2.14(b). “Additional Revolving Credit Commitment” means the commitment of an Additional Revolving Credit Lender to make Additional Revolving Credit Loans pursuant to Section 2.14. “Additional Revolving Credit Lender” means, at any time, any lender providing an Additional Revolving Credit Commitment, other than any such Person that thereafter ceases to be a party hereto pursuant to an Assignment and Assumption.

4 “Additional Revolving Credit Loans” means any loans made in respect of Additional Revolving Credit Commitments. “Adjusted Daily Simple RFR” means, (i) with respect to any RFR Borrowing denominated in Sterling, an interest rate per annum equal to (a) the Daily Simple RFR for Sterling, plus (b) the applicable Credit Spread Adjustment, (ii) with respect to any RFR Borrowing denominated in Swiss Francs, an interest rate per annum equal to (a) the Daily Simple RFR for Swiss Francs, plus (b) the applicable Credit Spread Adjustment and (iii) with respect to any RFR Borrowing denominated in Dollars, an interest rate per annum equal to (a) the Daily Simple RFR for Dollars, plus (b) the applicable Credit Spread Adjustment; provided that if the Adjusted Daily Simple RFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted EURIBOR Rate” means, with respect to any Term Benchmark Borrowing denominated in Euros for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the EURIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate. “Adjusted Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in Dollars for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b) the Credit Spread Adjustment; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted TIBOR Rate” means, with respect to any Term Benchmark Loan denominated in Yen for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the TIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate. “Administrative Agent” means, at any time, the administrative and collateral agent for the Secured Parties under the Loan Documents as appointed pursuant to Article 9 (which, as of the Third Restatement Effective Date, will be JPMorgan). “Administrative Agent’s Office” means Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as Administrative Agent may from time to time notify Borrower and each Lending Party. “Administrative Detail Form” means an administrative detail form in a form supplied by, or otherwise acceptable to, Administrative Agent. “Affected Facility” has the meaning given such term in Section 2.18(a). “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified (excluding any trustee under, or any committee with responsibility for administering, any employee benefit plan).

5 “Aggregate Commitments” means, at any time, the sum of: (a) the Aggregate Revolving Credit Commitments plus (b) the Aggregate Initial Term Loan Commitments plus (b) if applicable, the Aggregate Incremental Term Loan Commitments. “Aggregate Incremental Term Loan Commitments” means, at any time, the combined Incremental Term Loan Commitments of all Incremental Term Loan Lenders. “Aggregate Initial Term Loan Commitments” means, at any time, the combined Initial Term Loan Commitments of all Initial Term Loan Lenders. “Aggregate Revolving Credit Commitments” means, at any time, the combined Revolving Credit Commitments of all Revolving Credit Lenders. As of the Third Restatement Effective Date, the Aggregate Revolving Credit Commitments of all Revolving Credit Lenders total $600,000,000. “Agreed Currencies” means Dollars and each Alternative Currency. “Agreement” has the meaning given such term in the Preamble to this Agreement. “Alternative Currency” means Sterling, Euros, Canadian Dollars, Swiss Francs, Yen and each Additional Alternative Currency (other than Dollars) that is approved from time to time in accordance with Section 1.10. “Alternative Currency Available Credit” means, as of any date of determination, (a) $75,000,000 less (b) the sum of (i) the Dollar Equivalent of the aggregate of all Loans then outstanding denominated in an Alternative Currency and (ii) the Dollar Equivalent of the aggregate of all Credit Obligations then outstanding in respect of Credits denominated in an Alternative Currency. “Applicable Margin” means, at any time with respect to, and as included in the computation of, (a) the rate of interest for Term Benchmark Loans, RFR Loans and Base Rate Loans, (b) Credit Fees and (c) Commitment Fees, as the context requires and as otherwise provided in this Agreement, the applicable rate percentage per annum set forth in the grid below, each such percentage being based, subject to Section 2.08(d), upon the corresponding Consolidated Leverage Ratio maintained by Borrower, measured as of the end of the most recent Fiscal Period for which Borrower has furnished a Compliance Certificate to Administrative Agent and the Lenders pursuant to Section 6.01(d); provided that, during the Relief Period, the “Applicable Margin” for (x) Term Benchmark Loans and RFR Loans shall be 2.50% and (y) Base Rate Loans shall be 1.50%. Pricing Level (Tier) Consolidated Leverage Ratio Applicable Margin for Term Benchmark Loans and RFR Loans (and Credit Fees) Applicable Margin for Base Rate Loans Applicable Margin for Commitment Fees I Less than 1.25:1.00 1.250% 0.250% 0.200%

6 Pricing Level (Tier) Consolidated Leverage Ratio Applicable Margin for Term Benchmark Loans and RFR Loans (and Credit Fees) Applicable Margin for Base Rate Loans Applicable Margin for Commitment Fees II Equal to or greater than 1.25:1.00 and less than 2.00:1.00 1.500% 0.500% 0.250% III Equal to or greater than 2.00:1.00 and less than 2.75:1.00 1.750% 0.750% 0.300% IV Equal to or greater than 2.75:1.00 and less than 3.25:1.00 2.000% 1.000% 0.350% V Equal to or greater than 3.25:1.00 2.250% 1.250% 0.350% Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Margin for any period and at any time (other than during the Relief Period) will be subject to the provisions of Section 2.08(d). “Applicable Time” means, with respect to any Borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be reasonably determined by Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arranger” means and includes JPMorgan, HSBC Bank USA, National Association, U.S. Bank National Association, Wells Fargo Securities, LLC and Bank of the West in their capacities as joint lead arrangers and joint bookrunners for the Transactions contemplated by the Loan Documents. “Assignment and Assumption” means an assignment and assumption entered into by a Lending Party and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by Administrative Agent, in substantially the form of Exhibit A or any other form approved by Administrative Agent. “Attributable Debt” means, on any date of determination, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capitalized Lease.

7 “Automatic Extension Letter of Credit” means a Letter of Credit that has automatic extension provisions. “Availability Period” means the period from the Third Restatement Effective Date to the date that is (a) for Revolving Credit Loans, the 2027 Revolving Credit Maturity Date, and (b) for Swing Line Loans, one Business Day prior to the 2027 Revolving Credit Maturity Date. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.03(b). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing awlaw, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule., and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Undertaking” means any independent undertaking of L/C Issuer within the meaning of, and complying with the requirements of, 12 C.F.R. §7.1016 as to which the issuer’s obligation to honor depends upon the presentation of specified documents and not upon non- documentary conditions or resolution of any questions of fact or law, issued hereunder pursuant to Section 2.03. Bank Undertakings may be issued in Dollars or an Alternative Currency as permitted by this Agreement. “Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101 et seq.), and the Bankruptcy Rules promulgated thereunder. “Base Rate” means, for any day, the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate for such day plus one-half of one percent (0.50%) and (c) the Adjusted Term SOFR Rate for a one-month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus one percent (1.00%); provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology); provided that if Adjusted Term SOFR Rate, as determined above with respect to any interest rate calculation, shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 3.03(b)), then the Base Rate shall be the greater of clauses (a) and (b) above and shall

8 be determined without reference to clause (c) above. Each determination by Administrative Agent pursuant to this definition will be conclusive absent manifest error. “Base Rate Loan” means a Loan that bears interest based upon the Base Rate. “Benchmark” means, initially, with respect to any (i) RFR Loan in any Agreed Currency, the applicable Relevant Rate for such Agreed Currency or (ii) Term Benchmark Loan, the Relevant Rate for such Agreed Currency; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark for such Agreed Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 3.03. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in an Alternative Currency, “Benchmark Replacement” shall mean the alternative set forth in (2) below: (1) in the case of any Loan denominated in Dollars, the Adjusted Daily Simple RFR; and (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then- prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time and (b) the related Benchmark Replacement Adjustment;. If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Loan denominated in Dollars, any

9 technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “RFR Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that Administrative Agent decides in its reasonable discretion is appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (a) of the definition of “Benchmark Transition Event,” set forth in this Section 1.01, the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); and (2) in the case of clause (b) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. For the avoidance of doubt, (a) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (b) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) above with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then- current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any then-current Benchmark, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the FRB, the NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.

10 “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition (as set forth in this Section 1.01) has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03, and (b) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such party. “Board of Directors” means, as to any Person, the board of directors (or comparable managers) of such Person (or, if applicable, the managing entity of such Person), or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers). “Borrower” has the meaning given such term in the Preamble. “Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing, an Initial Term Loan Borrowing or an Incremental Term Loan Borrowing, as the context may require. “Borrowing Notice” has the meaning given such term in the definition of “Loan Notice” set forth in this Section 1.01. “Business” means the business activities and operations of the Borrower and its Restricted Subsidiaries on the Third Restatement Effective Date. “Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that, in addition to the foregoing, a Business Day shall be (a) in relation to Loans denominated in Yen and in relation to the calculation or computation of TIBOR, any day (other than a Saturday or a Sunday) on which banks are open for business in Japan, (b) in relation to Loans denominated in Euros and in relation to the calculation or computation of EURIBOR, any day which is a TARGET Day, (c) in relation to Loans denominated in Canadian Dollars and in relation to the calculation or computation of CDOR, any day (other than a Saturday or a Sunday) on which banks are open for business in Toronto, Ontario, Canada, (d) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings in the applicable Agreed Currency of such RFR Loan, any such day that is only a RFR Business Day and (e) in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR Rate or any other dealings of such Loans referencing the Adjusted Term SOFR Rate, any such day that is a U.S. Government Securities Business Day. “Canadian Dollars” means the lawful currency of Canada.

11 “Capital Expenditures” means, as determined for any Person for any period, all expenditures by such Person which should be capitalized in accordance with GAAP and shown on the Consolidated balance sheet of such Person. “Capitalized Leases” means all leases that have been or are required to be, in accordance with GAAP, recorded as capitalized leases; provided that any lease would have been accounted for as an operating lease under GAAP prior to the adoption of FASB Accounting Standards Codification Topic 842, Leases (or any similar substitute accounting pronouncement), may, in the sole discretion of the Borrower, be accounted for as an operating lease and not as a Capitalized Lease. “Cash” means money, currency or a credit balance in a deposit account. “Cash Collateralize” means to pledge and deposit with or deliver to Administrative Agent, for the benefit of Administrative Agent or the applicable L/C Issuer, as the case may be, and the Lenders, as collateral for Credit Obligations, Obligations or obligations of Lenders to fund participations in respect of either thereof (as the context may require), Cash or, if the L/C Issuer (in the case of Credit Obligations) will agree in its sole discretion, either (a) other credit support to be received and held or maintained under the control and dominion of Administrative Agent within the United States or (b) a “backstop” letter of credit, in each case pursuant to documentation in form and substance satisfactory to (i) Administrative Agent and (ii) the L/C Issuer, as the case may be. “Cash Collateral” will have a meaning correlative to the foregoing and will include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means, as to any Person, any of the following: (a) readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (but only so long as the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition; (b) domestic and Eurocurrency certificates of deposit, time or demand deposits or bankers’ acceptances maturing within one year after the date of acquisition issued or guaranteed by or placed with, and money market deposit accounts issued or offered by any Lender or by any nationally or state chartered commercial bank or any branch or agency of a foreign bank licensed to conduct business in the United States having combined capital and surplus of not less than $250,000,000 (at the time of acquisition thereof) whose short-term securities are rated (at the time of acquisition thereof) at least A or the equivalent thereof by S&P or at least A2 or the equivalent thereof by Moody’s; (c) fully collateralized repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (a) of this definition entered into with any bank meeting the qualifications specified in clause (d) of this definition (at the time of acquisition thereof); (d) commercial paper issued by the parent corporation of any Lender or any commercial bank (provided that such parent corporation or bank is a U.S. Person) having capital and surplus in excess of $250,000,000 (at the time of acquisition thereof) and commercial paper issued by any Person incorporated in the United States, which commercial paper is rated (at the time of acquisition thereof) at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody’s, and in each case maturing not more than one year after the date of acquisition by such Person; (e) investments, classified in accordance with GAAP as current assets of Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to investments of the character, quality and maturity described in clauses (a) through (d) of this definition; and (f) in the case of Foreign Subsidiaries, other investments utilized by such Foreign Subsidiaries in accordance with

12 customary cash management practices in the jurisdictions in which such Foreign Subsidiaries are organized or are conducting business. “Cash Management Bank” has the meaning given such term in the definition of “Secured Cash Management Obligations” set forth in this Section 1.01. “Cash Management Obligations” means all liabilities and other obligations of Borrower or any of its Subsidiaries in respect of any overdraft and related liabilities arising from treasury, depository, cash pooling arrangements and cash management services or any automated clearing house transfers of funds, netting services, employee credit or purchase card programs and similar arrangements. “CDOR Rate” means for any Interest Period with respect to a Term Benchmark Loan requested by Borrower pursuant to Section 2.02 to be funded in Canadian Dollars, the rate per annum (rounded upwards, as necessary, to the nearest 1/100th of one percent (0.01%)) determined by Administrative Agent to be the Canadian dollar offered rate which, in turn, means, as determined as of any day, the rate equal to the sum of: (a) the rate determined by Administrative Agent with reference to the arithmetic average of the discount rate quotations of all institutions listed in respect of the relevant interest period for CAD Dollar-denominated bankers’ acceptances displayed and identified as such on the “Reuters Screen CDOR Page” as defined in the International Swap Dealer Association, Inc. definitions, as modified and amended from time to time, as of 10:00 a.m., Toronto time on such day, and if such day is not a Business Day, then on the immediately preceding Business Day (as adjusted by Administrative Agent after 10:00 a.m., Toronto time, to reflect any error in the posted rate of interest or in the posted average annual rate of interest) (the “CDOR Screen Rate”), and (b) 0.10% per annum; provided that if such rates are not available on the Reuters Screen CDOR Page on any particular day, then the Canadian deposit offered rate component of such rate on that day will be calculated to be the rate determined by Administrative Agent to be the annual discount rate (rounded upwards, as necessary, to the nearest 1/100th of one percent (0.01%)) as of 10:00 A.M. on such day, and if such day is not a Business Day, then on the immediately preceding Business Day, at which a Canadian chartered bank listed on Schedule I of the Bank Act (Canada) as selected by Administrative Agent is then offering to purchase Canadian Dollar bankers’ acceptances accepted by it having a tenor equal (or as close as possible) to such specified Interest Period; and provided that if the CDOR Rate, as determined above with respect to any interest rate calculation, shall be less than zero, such rate shall be deemed to be the Floor for purposes of this Agreement. Each determination by Administrative Agent pursuant to this definition will be conclusive absent manifest error. “CDOR Screen Rate” has the meaning given such term in the definition of “CDOR Rate” set forth in this Section 1.01. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010 and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign

13 regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, implemented or issued. “Change of Control” means any of the following occurs: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 30% or more on a fully diluted basis of the economic or voting interests in Borrower’s capital stock; (b) during any period of twenty-four (24) consecutive months, a majority of the members of the Board of Directors of Borrower cease to be composed of individuals (i) who were members of that Board of Directors on the first day of such period, (ii) whose election or nomination to that Board of Directors was approved by individuals referred to in the preceding clause (i) constituting at the time of such election or nomination at least a majority of that Board of Directors or (iii) whose election or nomination to that Board of Directors was approved by individuals referred to in the preceding clauses (i) and (ii) (inclusive of, in the case of clause (ii), any such members of the Board of Directors who themselves were also previously approved in accordance with the preceding clause (ii)) constituting at the time of such election or nomination at least a majority of that Board of Directors; or (c) [reserved]; or (d) the occurrence of any “Change in Control” as defined in (or any covenant or other obligation having the equivalent effect under) any loan agreement, indenture or other agreement or instrument evidencing any Specified Permitted Indebtedness or in the documentation governing any Qualified Preferred Stock, to the extent such Change of Control requires an offer to purchase or redeem Specified Permitted Indebtedness or Qualified Preferred Stock or permits the holders thereof to require the payment thereof prior to the stated maturity thereof. For the avoidance of doubt, the occurrence of a “fundamental change” (or its equivalent) as defined in any Permitted Convertible Indebtedness will be deemed to be the occurrence of a “Change of Control” for purposes of this clause (d). “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Code” means the Internal Revenue Code of 1986. “Collateral” means all property and rights in property and proceeds thereof now owned or hereafter acquired by any Loan Party in or upon which a Lien now or hereafter exists in favor of Administrative Agent to secure all or any portion of the Obligations, whether under this Agreement or under any other Collateral Document. “Collateral Documents” means, individually and collectively, the Security Agreement, the Grants of IP Security Interests, the Swiss Pledge Agreement and the Financing Statements and such other agreements (including deposit and securities account control agreements), assignments, documents and instruments as are from time to time executed and delivered by any Loan Party granting, assigning or transferring or otherwise evidencing or relating to any Lien granted, assigned or transferred to Administrative Agent, for the benefit of the Secured Parties, pursuant to or in connection with the transactions contemplated by this Agreement.

14 “Commitment” means, as to any Lender, such Lender’s Revolving Credit Commitment, Initial Term Loan Commitment, Additional Revolving Credit Commitment or Incremental Term Loan Commitment, as applicable, and as to Swing Line Lender, Swing Line Lender’s Swing Line Commitment. “Commodity Exchange Act” means the Commodity Exchange Act of 1936 (7 U.S.C. §§ 1 et seq.). “Communications” means any Specified Materials distributed by Administrative Agent or any Lending Party by means of electronic communications pursuant to Section 10.02(b), including through an Electronic Platform. “Competitor” means any Person that is a bona fide direct competitor of Borrower or any of its Restricted Subsidiaries in the same industry or a substantially similar industry which offers a substantially similar product or service as Borrower or any of its Restricted Subsidiaries. “Compliance Certificate” means a certificate substantially in the form of Exhibit B. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated” refers, with respect to any Person, to the consolidation of accounts of such Person and its Subsidiaries (except to the extent otherwise expressly provided herein) in accordance with GAAP. “Consolidated EBITDA” means, as calculated for Borrower and its Restricted Subsidiaries on a Consolidated basis for any period, Consolidated Net Income for such period, plus (a) the following to the extent deducted in calculating such Consolidated Net Income for such period (without duplication), all (i) Consolidated Interest Expense, (ii) amounts treated as expenses for such period for depreciation and amortization, (iii) provision for Federal, state, local and foreign taxes on or measured by income and foreign withholding taxes of Borrower and its Restricted Subsidiaries for such period, (iv) Transaction Costs to the extent paid in Cash and not capitalized, (v) fees and expenses incurred and associated with the Existing Senior Credit Facilities, (vi) reasonable and customary costs and expenses incurred in such period in connection with the Sunrise Acquisition or an actual or contemplated Permitted Acquisition or an Investment permitted by Section 7.02(q) or Section 7.02(p), whether or not the Sunrise Acquisition, such Permitted Acquisition or Investment, as applicable, is consummated, (vii) reasonable and customary costs and expenses incurred in such period in connection with the actual or contemplated issuance, prepayment or amendment or refinancing of Indebtedness expressly permitted under the Loan Documents (including the amendment to this Agreement effected on the Third Restatement Effective Date) or the issuance of any Equity Interests not prohibited under the Loan Documents, whether or not such transaction is consummated, (viii) extraordinary losses for such period, (ix) unusual or non-recurring losses, charges or expenses, (x) losses from the sales of assets other than inventory sold in the ordinary course of business, (xi) other non-Cash charges of Borrower and its Restricted Subsidiaries for such period other than Non-Cash charges Borrower elects to exclude from this clause (xi), (xii) restructuring costs, expenses, charges or reserves and severance, retention and relocation expenses, business optimization costs and integration costs (including any bonus, retention or success payments) incurred during such period, (xiii) costs and expenses (including settlements or judgments) of any actual or threatened litigation, arbitration or other adversarial dispute (for purposes of this subclause (xiii), inclusive

15 of all related matters or claims with respect to the same or affiliated parties, an “Adversary Matter”), which does not arise from ordinary course employee relations (provided that amounts added pursuant to this clause for any particular Adversary Matter shall not exceed $25,000,000) and (xiv) charges or expenses related to share-based compensation; and minus (b) the following to the extent included in calculating such Consolidated Net Income for such period (without duplication), all (i) extraordinary gains for such period, (ii) non-recurring gains for such period, (iii) any gains from sales of assets other than inventory sold in the ordinary course of business, (iv) non-Cash income or non-Cash gains for such period (excluding ordinary course accruals) and (v) Cash payments made (or incurred) on account of any non-cash charges added back to Consolidated EBITDA pursuant to preceding subclause (a)(xi) in a previous period; and plus (c) the annualized amount of net cost savings, operating expense reductions and synergies reasonably projected by the Borrower in good faith to be realized as a result of specified actions (x) taken since the beginning of such period in respect of which Consolidated EBITDA is being determined or (y) initiated prior to or during such period or (z) reasonably anticipated to be taken in connection with or following an Acquisition or other Investment that is permitted under the Loan Documents (in each case, which cost savings, operating expense reductions and synergies shall be added to Consolidated EBITDA until fully realized, but in no event for more than five fiscal quarters) (calculated on a pro forma basis as though such annualized cost savings, operating expense reductions and synergies had been realized on the first day of such period, net of the amount of actual benefits realized during such period from such actions); provided that (1) such cost savings, operating expense reductions and synergies are reasonably identifiable, quantifiable and factually supportable in the good faith judgment of the Borrower and (2) no cost savings, operating expense reductions and synergies shall be added pursuant to this clause (c) to the extent duplicative of any expenses or charges otherwise added to Consolidated EBITDA for such period; provided further, that the aggregate amount added back to Consolidated EBITDA pursuant to this clause (c) shall not exceed in the aggregate 15% of Consolidated EBITDA (provided that the aggregate amount added back to Consolidated EBITDA pursuant to this clause (c) with respect to such cost savings, operating expense reductions and synergies related to internal restructurings and not in connection with an Acquisition or other Investment shall not exceed in the aggregate 10% of Consolidated EBITDA) for any such period (determined after giving effect to this clause (c); and provided further, that projected (and not yet realized) amounts may no longer be added in calculating Consolidated EBITDA pursuant to this clause (c) to the extent occurring more than five full fiscal quarters after the specified action taken or initiated in order to realize such projected cost savings, operating expense reductions and synergies (or to the extent relating to a Permitted Acquisition or other Investment and added pursuant to clause (z) above, to the extent occurring more than five full fiscal quarters after the relevant Acquisition or other Investment). “Consolidated First Lien Funded Debt” means Consolidated Funded Debt minus the sum of (i) the portion of Indebtedness of the Borrower or any Restricted Subsidiary included in Consolidated Funded Debt that is not secured by any Liens on the Collateral and (ii) the portion of Indebtedness of the Borrower or any Restricted Subsidiary included in Consolidated Funded Debt that is secured by Liens on the Collateral, which Liens are expressly subordinated or junior to the Liens securing the Obligations. “Consolidated First Lien Leverage Ratio” means, as determined as of the last day of any Test Period, calculated for Borrower and its Restricted Subsidiaries on a Consolidated basis, the ratio of (a) (i) Consolidated First Lien Funded Debt as of such date of determination less (ii) Consolidated Net Cash (not to exceed a maximum amount of $125,000,000) as of such date of determination to (b) Consolidated EBITDA for the period consisting of the Test Period ending on such date.

16 “Consolidated Funded Debt” means, as of any date of determination, calculated for Borrower and its Restricted Subsidiaries on a Consolidated basis, the sum of (without duplication) all Indebtedness of a type described in clauses (a), (b) (f) and (g) (and, without duplication, all Guaranties of such Indebtedness) of the definition of “Indebtedness” set forth in this Section 1.01. Notwithstanding anything to the contrary herein, Consolidated Funded Debt shall not include any Indebtedness (“Subject Debt”) outstanding on any determination date which is to be refinanced pursuant to a refinancing permitted under this Agreement with the proceeds (the “Refinancing Proceeds”) of previously incurred refinancing Indebtedness that is included in Consolidated Funded Debt on such date; provided that a notice of redemption of, or an offer to purchase, such Subject Debt has been given or made (and, in the case of an offer to purchase, not withdrawn) on or prior to such date (any such Subject Debt, “Defeased Debt”) and the applicable Refinancing Proceeds have been irrevocably deposited in a trust or escrow account pursuant to the documentation relating to such redemption of, or offer to purchase the applicable Subject Debt (and such Refinancing Proceeds shall not be included as Consolidated Net Cash for purposes of this Agreement). “Consolidated Interest Expense” means, as calculated for Borrower and its Restricted Subsidiaries on a Consolidated basis for any period, the sum of (without duplication) (a) all interest payable in Cash, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including all commissions, discounts, fees and other charges under Swap Contracts, letters of credit and similar instruments and all capitalized interest) or in connection with the deferred purchase price of assets during such period, in each case to the extent treated as interest expense in accordance with GAAP, plus (b) the portion of rent expense with respect to such period under Capitalized Leases that is treated as interest in accordance with GAAP that is payable in Cash, plus (c) the “deemed interest expense” (i.e., the interest expense which would have been applicable if the respective obligations were structured as on-balance sheet financing arrangements) with respect to all Synthetic Lease Obligations to the extent the same does not arise from a financing arrangement constituting an operating lease. “Consolidated Interest Coverage Ratio” means, as determined as of the last day of any Test Period, calculated for Borrower and its Restricted Subsidiaries on a Consolidated basis for the period consisting of the Test Period ending on such date, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period, excluding premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including all commissions, discounts, fees and other charges under Swap Contracts, letters of credit and similar instruments and all capitalized interest) or in connection with the deferred purchase price of assets during such period and excluding interest payable during or with respect to such period with respect to Defeased Debt. “Consolidated Leverage Ratio” means, as determined as of the last day of any Test Period, calculated for Borrower and its Restricted Subsidiaries on a Consolidated basis, the ratio of (a) (i) Consolidated Funded Debt as of such date of determination less (ii) Consolidated Net Cash (not to exceed a maximum amount of $125,000,000) as of such date of determination to (b) Consolidated EBITDA for the period consisting of the Test Period ending on such date. “Consolidated Net Cash” means, as determined as of the last day of any Test Period, calculated for Borrower and its Restricted Subsidiaries on a Consolidated basis, all cash or Cash Equivalents of the Loan PartiesBorrower and its Restricted Subsidiaries that is (a) not Restricted or that is (b) (i) deposited and held in a deposit account or credited to a securities account as to which the jurisdiction of the applicable depository bank or securities intermediary, as the case may be, for purposes of Articles 8 and 9 of the UCC is the United States of America, including

17 any State thereof or the District of Columbia, and (ii) subject to a security interest perfected by control pursuant to (and within the meaning of) (x) Sections 9314(a) and 9104(a) of the UCC, in the case of a deposit account, or (y) Sections 9314(a) and 8106(d) of the UCC, in the case of a securities account, in favor of Administrative Agent. “Consolidated Net Income” means, as calculated for Borrower and its Restricted Subsidiaries on a Consolidated basis for any period, the sum of net income (or loss) for such period, but excluding (a) any income (or loss) of any Person if such Person is not a Subsidiary, except that Borrower’s direct or indirect equity in the net income of any such Person for such period will be included in such Consolidated Net Income up to the aggregate amount of Cash actually distributed by such Person during such period to Borrower or any Restricted Subsidiary as a Dividend, and (b) any impact on net income of (i) purchase price adjustments, including the impact of adjustments for Deferred Purchase Price Obligations, (ii) compensation expenses which are not a Cash item during such period arising from the issuance of Equity Interests, options to purchase Equity Interests and any appreciation rights to officers, directors, employees or consultants of Borrower or any of its Restricted Subsidiaries, (iii) purchase accounting adjustments for such period and (iv) non-Cash tax charges. Income (or loss) of any Person that is not a Subsidiary but is otherwise consolidated with the Borrower and its Restricted Subsidiaries as required by GAAP will not be included in the calculation of Consolidated Net Income except to the extent of the aggregate amount of Cash actually distributed by such Person during such period to the Borrower or any Restricted Subsidiary as a Dividend. “Contractual Obligation” means, as to any Person, any document or other agreement or undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlled” has the meaning correlative thereto. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Credit” means any Letter of Credit or Bank Undertaking. “Credit Advance” means a Revolving Credit Lender’s funding of its participation in a Credit Borrowing in accordance with its Revolving Credit Percentage Share. “Credit Agreement Refinancing Indebtedness” means senior or subordinated Indebtedness (which Indebtedness shall be either (a) secured by the Collateral on a junior basis to the Liens on the Collateral securing the Obligations, (b) unsecured or (c) secured by the Collateral on a pari passu basis with the Liens on the Collateral securing the Obligations), including customary bridge financings, in each case issued or incurred by the Borrower or a Guarantor to refinance Indebtedness and/or Revolving Commitments incurred under this Agreement and the Loan Documents (or Indebtedness previously incurred as Credit Agreement Refinancing Indebtedness), including Indebtedness incurred to pay fees, discounts, premiums and expenses in

18 connection therewith; provided that (i) there is no increase in the principal amount (or accrued value) of the Indebtedness being refinanced (excluding accrued interest, fees, discounts, premiums and expenses), (ii) the terms of such Indebtedness, other than a revolving credit facility that does not include scheduled commitment reductions prior to maturity, shall not provide for a maturity date or weighted average life to maturity earlier than the maturity date or shorter than the weighted average life to maturity of the Indebtedness being refinanced, as applicable (other than an earlier maturity date and/or shorter weighted average life to maturity for customary bridge financings, which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide for an earlier maturity date or a shorter weighted average life to maturity than the maturity date or the weighted average life to maturity of the Indebtedness being refinanced, as applicable), (iii) any such Indebtedness that is a revolving credit facility shall not mature prior to the maturity date of the revolving commitments being replaced, (iv) no such Indebtedness will require any mandatory prepayment (other than scheduled amortization) prior to the Initial Term Loan Maturity Date, other than sharing no more than ratably in the same mandatory prepayments applicable to the Initial Term Loan Facility, (v) such Indebtedness will rank equal in right of payment with the Revolving Credit Loans and Initial Term Loans, (vi) such Indebtedness shall not be secured by any Lien on any asset of any Loan Party that does not also secure the Obligations, or be guaranteed by any Person other than the Guarantors, (vii) if secured by Collateral, such Indebtedness (and all related Obligations) shall be subject to the terms of a Permitted Pari Passu Intercreditor Agreement or Permitted Junior Intercreditor Agreement and (viii) to the extent any such Credit Agreement Refinancing Indebtedness is subject to additional or more restrictive covenants or events of default, then either (I) such covenants and events of default are applicable solely after the Latest Maturity Date, (II) such covenants and events of default are added for the benefit of any Facility then outstanding or (III) such covenants and events of default are reasonably satisfactory to the Administrative Agent. “Credit Application” means an application and agreement (including any related reimbursement agreement) for the issuance or amendment of a Letter of Credit or a Bank Undertaking in the form from time to time in use by L/C Issuer. “Credit Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit that has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing. “Credit Expiration Date” means the day that is five Business Days prior to the 2027 Revolving Credit Stated Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day). “Credit Extension” means a Borrowing or an L/C Credit Extension. “Credit Fee” has the meaning given such term in Section 2.03(i). “Credit Obligations” means, as determined at any time, the sum of (a) the aggregate amount available to be drawn under all outstanding Credits and (b) the aggregate of all Unreimbursed Amounts, including all Credit Borrowings. For purposes of computing the amount available to be drawn under any Credit, the amount of such Credit will be determined in accordance with Section 1.09. “Credit Spread Adjustment” means (a) with respect to any RFR Borrowing denominated in Sterling, (i) 0.0326% for any RFR Borrowing with a one-month Interest Period, (ii) 0.1193%

19 for any RFR Borrowing with a three-month Interest Period and (iii) 0.2766% for any RFR Borrowing with a six-month Interest Period, (b) with respect to any RFR Borrowing denominated in Swiss Francs, (i) -0.0571% for any RFR Borrowing with a one-month Interest Period, (ii) 0.0031% for any RFR Borrowing with a three-month Interest Period and (iii) 0.0741% for any RFR Borrowing with a six-month Interest Period and (c) with respect to any Borrowing denominated in Dollars (i) with respect to any Revolving Credit Borrowing, (x) 0.11448% for any Borrowing with a one-month Interest Period, (y) 0.26161% for any Borrowing with a three- month Interest Period and (z) 0.42826% for any Borrowing with a six-month Interest Period and (ii) with respect to any Borrowing other than a Revolving Credit Borrowing, 0.10%. “Credit Sublimit” means an amount equal to $40,000,000. The Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Credit Commitments. “Daily Simple RFR” means, for any day (an “RFR Interest Day”), an interest rate per annum equal to, for any RFR Loan denominated in (i) Sterling, SONIA for the day that is five RFR Business Days prior to (A) if such RFR Interest Day is an RFR Business Day, such RFR Interest Day or (B) if such RFR Interest Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Interest Day, (ii) Swiss Francs, SARON for the day that is five RFR Business Days prior to (A) if such RFR Interest Day is an RFR Business Day, such RFR Interest Day or (B) if such RFR Interest Day is not an RFR Business Day, the Business Day immediately preceding such RFR Interest Day and (iii) Dollars, Daily Simple SOFR. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) RFR Business Days prior to (i) if such SOFR Rate Day is an RFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “Debtor Relief Laws” means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Debtor Relief Plan” means any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws. “Default” means any event or condition that, with the giving of notice, the passage of time, or both, would (unless cured or waived in accordance with this Agreement) constitute an Event of Default. “Default Rate” means, as determined at any time, (a) when used with respect to Obligations other than Credit Fees, a per annum interest rate equal to the sum of (i) the Base Rate plus (ii) the Applicable Margin, if any, then applicable to Base Rate Loans plus (iii) 2.0% per annum; provided that, with respect to a Term Benchmark Loan, the Default Rate will be a per annum interest rate equal to the sum of (A) the interest rate (including any Applicable Margin and any applicable Benchmark Replacement Adjustment) otherwise then applicable to such Term Benchmark Loan plus (B) 2.0% per annum; and (b) when used with respect to Credit Fees, a per

20 annum interest rate equal to the sum of (1) the Applicable Margin then applicable to Term Benchmark Loans plus (2) 2.0% per annum. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, subject to Section 3.07(b), any Lender that (a) has failed to (i) fund all or any portion of its funding obligations hereunder, including in respect of its Loans or participations in respect of Credits, within two Business Days of the date any such funding obligation was required to be funded hereunder unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent or any Lending Party any other amount required to be paid by it hereunder (including in respect of its participation in Credits) within two Business Days of the date when due, (b) has notified Borrower, Administrative Agent or any Lending Party in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by Administrative Agent or Borrower, to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender will not be deemed a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender (subject to Section 3.07(b)) upon delivery of written notice of such determination to Borrower and each Lending Party from Administrative Agent. “Deferred Purchase Price Obligations” means unsecured obligations of Borrower or any of its Restricted Subsidiaries arising in connection with any Acquisition, including any Permitted Acquisition, permitted pursuant to Section 7.02 or any Investment otherwise made pursuant to Section 7.02(p) or (q) to the seller or other Person with respect to any Target and the payment of which is dependent on the future earnings or performance of such Target or another Person and contained in the agreement relating to such Acquisition or other Investment or in an employment agreement delivered in connection therewith (but in any event excluding compensation for employment and indemnification obligations).

21 “Designated NoncashNon-Cash Consideration” means the fair market value at the time received (as determined in good faith by the Borrower) of any non-cash consideration received by the Borrower or a Restricted Subsidiary in connection with a Disposition that is designated as Designated NoncashNon-Cash Consideration, less the amount of Cash or Cash Equivalents received in connection with a subsequent payment, redemption, retirement, sale or other disposition of such Designated NoncashNon-Cash Consideration. A particular item of Designated NoncashNon-Cash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of in compliance with Section 7.05. “Disposition” means the sale, assignment, transfer, conveyance, license (other than on a non-exclusive basis), lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer, conveyance or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. The term “Dispose” has a meaning correlative thereto; provided that the issuance, sale, assignment, transfer or other disposition by any Person of Equity Interests in itself (or rights with respect thereto) will not be deemed a Disposition by such Person. “Disqualified Equity Interest” means any Equity Interest of any Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder thereof) or upon the happening of any event (a) matures or is mandatorily redeemable in Cash pursuant to a sinking fund obligation or other similar obligation (other than as a result of a “change of control” so long as all Obligations are required to be paid in full prior to any deposit or other payment in respect of such sinking fund obligation or other similar obligation), (b) is redeemable in Cash at the option of the holder thereof (excluding any redemption of fractional shares), or (c) requires or mandates the purchase, redemption, retirement, defeasance or other similar payment (other than Dividends) for Cash (other than as a result of a (i) “change of control” so long as all Obligations are required to be paid in full prior to any payment in respect of such Equity Interest or (ii) fractional shares), in each case on or prior to the Latest Maturity Date in effect at the time of issuance of such Equity Interest. “Disqualified Institution” means, on any date, (a) any Person designated by the Borrower as a “Disqualified Institution” by written notice delivered to Administrative Agent on or prior to the date of the Third Restatement Agreement and (b) any other Person that is a Competitor of the Borrower or any of its Subsidiaries, which Person has been designated by the Borrower as a “Disqualified Institution” by written notice to Administrative Agent and the Lenders (including by posting such notice to the Electronic Platform designated by Administrative Agent for such purpose) not less than ten Business Days prior to such date; provided that “Disqualified Institutions” shall exclude any Person that the Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to Administrative Agent from time to time. “Disqualifying Event” has the meaning given such term in Section 3.03(c). “Dividend” means, as to any Person, any dividend, distribution or return on equity capital declared by such Person and paid or made to the stockholders, members or partners of such Person, in their capacity as such, whether in Cash or other property (other than Equity Interests of such Person that are not Disqualified Equity Interests). “DQ List” has the meaning given such term in Section 10.06(g)(iii).

22 “Dollar” and “$” mean lawful money of the United States. “Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, (b) with respect to any amount denominated in any Alternative Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Alternative Currency last provided (either by publication or otherwise provided to the Administrative Agent) by Reuters on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Dollars with the Alternative Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion. “Domestic Subsidiary” means a Subsidiary incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia, provided that any Subsidiary of a Foreign Subsidiary of the Borrower that would otherwise constitute a Domestic Subsidiary will not constitute a Domestic Subsidiary for purposes of the Loan Documents. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Platform” means IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)); provided that no Disqualified Institution shall be an Eligible Assignee.

23 “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetland, flora and fauna. “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to public health or the Environment. “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws (including common law), regulations, standards, ordinances, rules, judgments, interpretations, orders, decrees, permits, agreements or governmental restrictions relating to pollution or the protection of the Environment or human health (to the extent related to exposure to hazardous materials), including those relating to the manufacture, generation, handling, transport, storage, treatment, Release or threat of Release of Hazardous Materials, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, directly or indirectly relating to (a) any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, certification, registration, approval, identification number, license or other authorization required under any Environmental Law. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) that together with any Loan Party or any Subsidiary thereof is (a) treated as a single employer, within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code solely

24 for purposes of provisions relating to Section 412 of the Code) or (b) under common control, within the meaning of Section 4001(a)(14) of ERISA. “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the failure of any Loan Party or ERISA Affiliate to meet all applicable requirements, by their due date, under the Pension Funding Rules in respect of each Pension Plan, whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA; (c) the filing pursuant to Section 412 of the Code or Section 302 of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (d) the withdrawal of any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such Person was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (e) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is, or is expected to be, insolvent (within the meaning of Section 4245 of ERISA) or in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA), or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (f) the filing of a notice of intent to terminate a Pension Plan, or the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (g) the institution by the PBGC of proceedings to terminate a Pension Plan; (h) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (i) the determination that any Pension Plan is considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA; (j) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate; (k) the engagement in a non-exempt prohibited transaction or a violation of the fiduciary responsibility rules with respect to any Plan by any Loan Party or any ERISA Affiliate; or (l) any Foreign Benefit Event. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “EURIBOR Interpolated Rate” means, at any time, with respect to any Term Benchmark Borrowing denominated in Euros and for any Interest Period, the rate per annum (rounded to the same number of decimal places as the EURIBOR Screen Rate) determined by Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between (a) the EURIBOR Screen Rate for the longest period (for which the EURIBOR Screen Rate is available for Euros) that is shorter than the Impacted EURIBOR Rate Interest Period and (b) the EURIBOR Screen Rate for the shortest period (for which the EURIBOR Screen Rate is available for Euros) that exceeds the Impacted EURIBOR Rate Interest Period, in each case, at such time; provided that, if any EURIBOR Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “EURIBOR Rate” means, with respect to any Term Benchmark Borrowing denominated in Euros and for any Interest Period, the EURIBOR Screen Rate; provided that, if the EURIBOR Screen Rate shall not be available at such time for such Interest Period (an “Impacted EURIBOR Rate Interest Period”) with respect to Euros then the EURIBOR Rate shall be the EURIBOR Interpolated Rate.

25 “EURIBOR Screen Rate” means, for any day and time, with respect to any Term Benchmark Borrowing denominated in Euros and for any Interest Period, the Euro Interbank Offered Rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Reuters screen (or any replacement Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Reuters as of 11:00 a.m. (Brussels time) two (2) TARGET Days prior to the commencement of such Interest Period. If such page or service ceases to be available, Administrative Agent may specify another page or service displaying the relevant rate after consultation with Borrower. If the EURIBOR Screen Rate shall be less than zero, the EURIBOR Screen Rate shall be deemed to be zero for purposes of this Agreement. “Euro” and “€” mean the single currency of the Participating Member States. “Event of Default” has the meaning given such term in Section 8.01. “Exchange Act” means the Securities Exchange Act of 1934. “Excluded Subsidiary” has the meaning given such term in Section 6.11(a). “Excluded Swap Obligation” means, with respect to any Guarantor, (a) any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the U.S. Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any applicable keep well, support, or other agreement for the benefit of such Guarantor and any and all Guaranties of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Guarantor as specified in any agreement between the relevant Loan Parties and counterparty applicable to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal and California withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by Borrower under Section 3.08) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.01, amounts with respect to

26 such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any Taxes imposed under FATCA. “Exempt Subsidiary” means each direct or indirect non-wholly owned Domestic Subsidiary of Borrower now existing or hereafter acquired or formed, and each successor thereto, in each case that is not a Non-Exempt Subsidiary (including which has not been designated a Non-Exempt Subsidiary pursuant to the definition thereof set forth in this Section 1.01). “Existing Credits” means the Credits outstanding under the Second Restated Credit Agreement as of the Third Restatement Effective Date and identified on Schedule 1.01-A. “Existing Lenders” has the meaning given such term in Recital A to this Agreement. “Existing Senior Credit Facilities” has the meaning given such term in Recital A to this Agreement, and refers to the credit facilities identified on Schedule 1.01-B. “Extension Agreement” means an Extension Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more Extending Lenders, effecting an Extension Amendment and such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.18. “Extension Amendment” means an amendment to this Agreement and the other Loan Documents, effected in connection with an Extension Offer pursuant to Section 2.18, providing for an extension of the Maturity Date applicable to the Extending Lenders’ Loans and/or Commitments of the applicable Affected Facility (such Loans or Commitments being referred to as the “Extended Loans” or “Extended Commitments”, as applicable) and, in connection therewith, (a) an increase or decrease in the rate of interest accruing on such Extended Loans, (b) in the case of Extended Loans that are Term Loans of any Facility, a modification of the scheduled amortization applicable thereto, provided that the weighted average life to maturity of such Extended Loans shall be no shorter than the remaining weighted average life to maturity (determined at the time of such Extension Offer) of the Term Loans of such Facility, (c) a modification of voluntary or mandatory prepayments applicable thereto (including prepayment premiums and other restrictions thereon), provided that in the case of Extended Loans that are Term Loans, such requirements may provide that such Extended Loans may participate in any mandatory prepayments on a pro rata basis (or on a basis that is less than a pro rata basis) with the Loans of the applicable Affected Facility, but may not provide for prepayment requirements that are more favorable than those applicable to the Loans of the applicable Affected Facility, (d) an increase in the fees payable to, or the inclusion of new fees to be payable to, the Extending Lenders in respect of such Extension Offer or their Extended Loans or Extended Commitments and/or (e) an addition of any affirmative or negative covenants applicable to the Borrower and its Restricted Subsidiaries, provided that any such additional covenant with which the Borrower and its Restricted Subsidiaries shall be required to comply prior to the Latest Maturity Date in effect immediately prior to such Extension Amendment for the benefit of the Extending Lenders providing such Extended Loans or Extended Commitments shall also be for the benefit of all other Lenders. “Extending Lenders” has the meaning given to such term in Section 2.18(a). “Extension Offer” has the meaning given to such term in Section 2.18(a).

27 “Facility” means the 2024 Revolving Credit Facility, the 2027 Revolving Credit Facility, the Initial Term Loan Facility or any Incremental Term Loan Facility, as the context requires. Additional Facilities may be established pursuant to Section 2.18 and Section 2.19, and there may be multiple Incremental Term Loan Facilities outstanding. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “FCA” means the U.K. Financial Conduct Authority. “Federal Funds Rate” means, for any day, the rate per annum equal to the greater of (a) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System on such day, as published by the NYFRB on the Business Day next succeeding such day and (b) zero; provided that (i) if such day is not a Business Day, then the Federal Funds Rate for such day will be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (ii) if no such rate is so published on such next succeeding Business Day, then the Federal Funds Rate for such day will be the average rate (rounded upward, if necessary, to a whole multiple of one one-hundredth of one percent (0.01%)) charged to JPMorgan on such day on such transactions as determined by Administrative Agent. “Fee Letter” means that certain Best Efforts Agency Fee Letter, dated as of August 2, 2022, by and between the Borrower and JPMorgan Chase Bank, N.A. “Financing Statements” means the Form UCC financing statements (or comparable documents now or hereafter filed in accordance with the UCC or other comparable Law) separately naming each Loan Party as debtor and Administrative Agent as secured party, authorized and delivered pursuant to the Collateral Documents, including a description of the personal property Collateral granted by such Loan Party to Administrative Agent, for the benefit of the Secured Parties, as security for the Obligations, which Financing Statements will be caused to be filed with the UCC (or comparable) filing office of the applicable Governmental Authorities. “First Amendment” means the First Amendment, dated as of February 24, 2023, among the Borrower, the Guarantors party thereto, the Lenders party thereto, and the Administrative Agent. “First Amendment Effective Date” has the meaning given to such term in the First Amendment. “Fiscal Period” means, for any Fiscal Year, the fiscal quarters of Borrower ending on or about the last Sunday in April, July and October of such Fiscal Year (it being understood that the first and second fiscal months of each such fiscal quarter are 4 weeks long and that the third fiscal

28 month of each such fiscal quarter is 5 weeks long) and on the last Sunday in January of such Fiscal Year. “Fiscal Year” means each fiscal year of Borrower ending on the last Sunday in January of each calendar year. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the Third Restatement Effective Date, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate, CDOR Rate, Adjusted EURIBOR Rate, Adjusted TIBOR Rate or each Adjusted Daily Simple RFR, as applicable. For the avoidance of doubt the initial Floor for each of Adjusted Term SOFR Rate, CDOR Rate, Adjusted EURIBOR Rate, Adjusted TIBOR Rate and each Adjusted Daily Simple RFR shall be zero. “Foreign Benefit Event” means, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority or other Person authorized to grant a waiver, (b) the failure to comply in all material respects with the requirements of Law and the respective plan documents, including the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the failure to establish adequate reserves in respect of unfunded liabilities in accordance with applicable Law, or where required, in accordance with ordinary accounting practices, if any, in the jurisdiction in which such Foreign Pension Plan is maintained, (d) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (e) the incurrence of any liability in excess of the Threshold Amount (or the Dollar Equivalent thereof in another currency applicable to an affected Foreign Pension Plan) by Borrower or any of its Subsidiaries under applicable Law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (f) the occurrence of any transaction that is prohibited under any applicable law and could reasonably be expected to result in the incurrence of any liability by Borrower or any of its Subsidiaries, or the imposition on Borrower or any of its Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case in excess of the Threshold Amount (or the Dollar Equivalent thereof in another currency). “Foreign Lender” means a Lender that is not a U.S. Person. “Foreign Pension Plan” means any defined benefit pension plan that is maintained or is contributed to outside the jurisdiction of the United States by Borrower or any of its Subsidiaries and which under applicable law is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority. “Foreign Pledge Agreement” has the meaning given such term in Section 6.11(b). “Foreign Subsidiary” means any Subsidiary of Borrower that is not a Domestic Subsidiary. “Foreign Subsidiary Holdco” means any direct or indirect Domestic Subsidiary of Borrower that does not engage in any material direct operations and substantially all of the assets

29 of which (either directly or indirectly) consists of (a) Equity Interests in one or more Foreign Subsidiaries or (b) Indebtedness owed to by one or more Foreign Subsidiaries. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any L/C Issuer, such Defaulting Lender’s Revolving Credit Percentage Share of the outstanding Credit Obligations other than Credit Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to Swing Line Lender, such Defaulting Lender’s Revolving Credit Percentage Share of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Grants of IP Security Interests” means, collectively, the separate (a) grants of security interest (patents), (b) grants of security interest (trademarks), and (c) grants of security interest (copyrights), and all supplements thereto and amendments and restatements thereof, from time to time separately executed by the Loan Parties to the extent any such Loan Party has any interest in Collateral comprising such registered intellectual property rights (or an application therefor) with the United States Patent and Trademark Office or United States Copyright Office, as applicable, with respect to the Liens granted to Administrative Agent, for the benefit of the Secured Parties, under the Collateral Documents. “Guaranteed Obligations” has the meaning given such term in Section 10.15(a). “Guarantor Applicable Insolvency Laws” has the meaning given such term in Section 10.15(c)(i)(A). “Guarantor Specified Lien” has the meaning given such term in Section 10.15(c)(i)(B). “Guarantor Subordinated Indebtedness” has the meaning given such term in Section 10.15(k).

30 “Guarantor Subordinated Indebtedness Payments” has the meaning given such term in Section 10.15(k). “Guarantors” means, collectively, (a) for the purposes of Section 10.15 (i) each Person that is party to this Agreement as of the Third Restatement Effective Date and is named in the signature pages to the Third Restatement Agreement as a Guarantor, (ii) Borrower (solely as to and for the Secured Cash Management Obligations and the Secured Swap Obligations of any Subsidiary of the Borrower) and (iii) each Subsidiary of Borrower that at a date subsequent to the Third Restatement Effective Date executes a Joinder Agreement, including as required by Section 6.11, in order to become a Guarantor hereunder, and (b) each other Person who, at a date subsequent to the Third Restatement Effective Date, becomes a guarantor of all or any portion of the Obligations. “Guaranty” means, as to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect: (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation; (b) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation; (c) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation; or (d) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), and will include the guaranty set forth in Section 10.15. The amount of any Guaranty will be deemed to be the amount recognized as a guaranty and shown on the guaranteeing Person’s financial statements in accordance with GAAP provided that if such financial statements of the guaranteeing Person are not reasonably available to Administrative Agent at its reasonable request, the amount of such Guaranty will be deemed to be the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, natural gas, natural gas liquids, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, toxic mold, infectious or medical wastes and all other substances, wastes, chemicals, pollutants, contaminants or compounds of any nature in any form regulated pursuant to any Environmental Law. “Hedge Bank” has the meaning given such term in the definition of “Secured Swap Obligations” set forth in this Section 1.01. “Honor Date” means, with respect to any Letter of Credit, the date of any payment by the L/C Issuer in respect of any draw thereunder. “HSBC” has the meaning given such term in the Preamble to this Agreement. “Impacted EURIBOR Rate Interest Period” has the meaning given to such term in the definition of “EURIBOR Rate” set forth in this Section 1.01.

31 “Impacted TIBOR Rate Interest Period” has the meaning given to such term in the definition of “TIBOR Rate” set forth in this Section 1.01. “Incremental Cap” means, as of any date of determination, the sum of (a) (x) (i) the sum of (1) the greater of (x) $332,000,000 and (y) an amount equal to 100% of Consolidated EBITDA for the most recently ended Test Period (the “Fixed Cap”) and (2) the amount of any optional prepayment of any Term Loan (including any Refinancing Term Loan secured on a pari passu basis with the Initial Term Loans) in accordance with Section 2.05(d), any optional prepayment of any Incremental Equivalent Debt (secured on a pari passu basis with the Initial Term Loans) and the amount of any optional permanent reduction of any Revolving Credit Commitment, in each case to the extent any such prepayments or commitment reductions are not made with the proceeds of long-term Indebtedness (other than revolving loans), minus (ii) the sum of (A) the aggregate amount of Additional Revolving Credit Commitments that were incurred in reliance on the preceding subclauses (1) and (2) and (B) the aggregate principal amount of Incremental Term Loans that were incurred in reliance on the preceding subclauses (1) and (2) (the Fixed Cap, as adjusted from time to time in according with this clause (a) and in effect on such date of determination, the “Adjusted Fixed Cap”) minus (y) the aggregate amount of Incremental Equivalent Debt incurred in reliance on the Adjusted Fixed Cap, plus (b) an unlimited amount, so long as the Consolidated First Lien Leverage Ratio, calculated on a Pro Forma Basis (as of the last day of the Test Period for which Borrower most recently has delivered to Administrative Agent a completed and duly executed and Compliance Certificate pursuant to Section 6.01(d) and the accompanying financial statements of Borrower and its Subsidiaries as required by Section 6.01(a), (b) and (c), as applicable, after giving effect to the Borrowing of the full amount of any Additional Revolving Credit Commitment or Incremental Term Loan Commitment requested pursuant to Section 2.14, is less than 3.50:1.00 (the “Unlimited Incremental Basket”). “Incremental Equivalent Debt” means Indebtedness in the form of notes incurred by the Borrower to the extent that the Borrower shall have been permitted to incur such Indebtedness pursuant to, and such Indebtedness shall be deemed to be incurred in reliance on, Section 2.14; provided that (i) after giving effect to any such incurrence of Incremental Equivalent Debt, the aggregate amount of Incremental Equivalent Debt incurred will not exceed the Incremental Cap (provided that any new Incremental Equivalent Debt, if it is incurred and becomes effective as of a date when the Unlimited Incremental Basket (as defined in clause (b) of the definition of “Incremental Cap” set forth in Section 1.01, with the Consolidated First Lien Leverage Ratio being calculated for such purpose without giving effect to any substantially concurrent incurrence of any new Incremental Equivalent Debt under and in reliance on the Adjusted Fixed Cap (as defined in clause (a) of the definition of “Incremental Cap”)) is in effect shall be deemed incurred under and reliance on the Unlimited Incremental Basket rather than the Adjusted Fixed Cap and (ii) the terms and conditions of any Incremental Equivalent Debt (including as to the interest rate, fees, premium, required prepayments and participation in prepayments, amortization schedule and final maturity thereof or applicable thereto) shall be agreed to between the Borrower and the persons providing such Incremental Equivalent Debt; provided that (A) the Incremental Equivalent Debt will (1) rank equal in right of payment with the Revolving Credit Loans and Initial Term Loans, (2) be secured only by the Collateral securing the Loan Document Obligations (or assets that will become Collateral in connection with such transaction) and be secured on a pari passu basis with the Loan Document Obligations and (3) only be guaranteed by the Loan Parties (or Persons that will become Loan Parties in connection with such transaction); (B) the final maturity date with respect to any Incremental Equivalent Debt shall be no earlier than the Initial Term Loan Maturity Date; (C) the weighted average life to maturity of any Incremental Equivalent Debt shall be no shorter than the remaining weighted average life to maturity of any then-existing tranche of Initial Term Loans; (D) no Incremental Equivalent Debt

32 will require any mandatory prepayment (other than scheduled amortization) prior to the Initial Term Loan Maturity Date, other than sharing no more than ratably in the same mandatory prepayments applicable to the Initial Term Loan Facility; and provided further that to the extent any such Incremental Equivalent Debt are subject to additional or more restrictive covenants or events of default, then either (I) such covenants and events of default are applicable solely after the Latest Maturity Date, (II) such covenants and events of default are added for the benefit of any Facility then outstanding or (III) such covenants and events of default are reasonably satisfactory to the Administrative Agent. The Incremental Equivalent Debt will rank equal in right of payment with the Revolving Credit Loans and Initial Term Loans. “Incremental Term Loan” has the meaning given such term in Section 2.01(c). “Incremental Term Loan Borrowing” means a borrowing consisting of simultaneous Incremental Term Loans of the same Type and, in the case of Term Benchmark Loans, having the same Interest Period made by each Incremental Term Loan Lender pursuant to Section 2.01(c). “Incremental Term Loan Commitments” means the commitment of an Incremental Term Loan Lender to make Incremental Term Loans pursuant to Section 2.14. “Incremental Term Loan Facility” means, at any time, the aggregate principal amount of the Incremental Term Loans of all Incremental Term Loan Lenders outstanding at such time. “Incremental Term Loan Lender” means, at any time, a lender providing Incremental Term Loans, other than any such Person that thereafter ceases to be a party hereto pursuant to an Assignment and Assumption. “Incremental Term Loan Maturity Date” means the earlier of (a) the Incremental Term Loan Stated Maturity Date and (b) the acceleration of the Incremental Term Loans pursuant to Section 8.03. “Incremental Term Loan Percentage Share” means as to any Incremental Term Loan Lender at any time, the percentage (expressed as a decimal carried out to the ninth decimal place) of (a) on or prior to the Additional Commitment Effective Date of any Incremental Term Loans, the Aggregate Incremental Term Loan Commitments represented by such Incremental Term Loan Lender’s Incremental Term Loan Commitment, subject to adjustment as provided in Section 3.07; (b) following the Additional Commitment Effective Date of any Incremental Term Loans so long as any Incremental Term Loans are outstanding, the Outstanding Amount of all Incremental Term Loans represented by the Outstanding Amount of all Incremental Term Loans owing to such Incremental Term Loan Lender; and (c) following the Additional Commitment Effective Date of any Incremental Term Loans if all Incremental Term Loans have been repaid in full, the Outstanding Amount of all Incremental Term Loans represented by the Outstanding Amount of all Incremental Term Loans owing to such Incremental Term Loan Lender immediately prior to such repayment in full, giving effect to any subsequent assignments. The Incremental Term Loan Percentage Share of each Incremental Term Loan Lender will be set forth in the Additional Commitment Documentation or the Assignment and Assumption pursuant to which such Incremental Term Loan Lender became a party hereto, as applicable. “Incremental Term Loan Stated Maturity Date” means the maturity date specified for Incremental Term Loans pursuant to the applicable Incremental Term Documentation.

33 “Indebtedness” means, as to any Person as of any date of determination, without duplication, all of the following, whether or not included or characterized as indebtedness or a liability in accordance with GAAP: (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (c) all direct or contingent obligations of such Person arising under letters of credit, bank undertakings, letters of guaranty (including, for each of the foregoing, the stated or available amount that is undrawn or that has been drawn but is unreimbursed); (d) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances; (e) all obligations of such Person to pay the deferred purchase price of property or services (including Deferred Purchase Price Obligations) to the extent (1) such obligations are required to be reflected on the balance sheet of Borrower and its Consolidated Subsidiaries in accordance with GAAP (excluding in the notes thereof) and (2) such obligations are due more than twelve months from the initial date of incurrence of the relevant obligation or are evidenced by a promissory note or similar instrument reflecting a payment obligation (excluding any such obligations to the extent that Borrower has elected to exclude such obligations (or a portion thereof) in a written notice delivered to Administrative Agent certifying that Borrower or a Subsidiary of Borrower has designated and maintains in reserve certain Unrestricted Cash or Cash Equivalents to pay such obligations as and when they become due and payable (in which case such reserved Unrestricted Cash and Cash Equivalents will not be counted towards determining the Minimum Liquidity Condition until such time that the Borrower delivers a written notice to Administrative Agent certifying that such designated Unrestricted Cash or Cash Equivalents (or specified portion thereof) no longer is being reserved for application to the payment of such outstanding deferred purchase price obligations); (f) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness will have been assumed by such Person or is limited in recourse (provided that if such Person has not assumed or become liable in respect of such indebtedness, such indebtedness will be deemed to be an amount equal to the lesser of (i) the fair market value of the property to which such Lien relates and (ii) the indebtedness secured by a Lien on such property); (g) all Attributable Debt in respect of all Capitalized Leases and Synthetic Lease Obligations of such Person; (h) all obligations of such Person to purchase, redeem, retire, defease or make other similar payments (other than dividends) in respect of Disqualified Equity Interests in Cash valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends (provided that (i) an issuance of Disqualified Equity Interests (without regard to the number of holders thereof) will not be considered Indebtedness for purposes of this definition if the aggregate of the obligations in respect thereof (as determined pursuant to this clause (h)) do not exceed $5,000,000 and (ii) obligations to make such payments in cash with respect to fractional shares will not be deemed to be Indebtedness); (i) all Guarantees of such Person in respect of Indebtedness referred to in any of the preceding clauses (a) through (h); and (j) the Swap Termination Value under all Swap Contracts to which such Person is a party. The Indebtedness of any Person will include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Notwithstanding the foregoing, none of the following will constitute Indebtedness for purposes of this Agreement: (i) trade or other accounts payable incurred in the ordinary course of such Person’s business, (ii) bonuses or other deferred compensation arrangements with respect to officers, directors, employees or agents of such Person, (iii) customer accounts and deposits, accrued employee compensation and other liabilities in the nature of employee compensation accrued, (iv) rebates, credits for returned products, discounts, refunds, allowances for customers and credits against receivables, in each case in this clause (iv) in the ordinary course of such

34 Person’s business, and (v) earn-outs and other deferred payment obligations incurred in connection with an Acquisition to the extent not included in clause (e) above. For the avoidance of doubt, a Permitted Warrant Transaction shall not constitute Indebtedness of Borrower. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in the preceding clause (a), Other Taxes. “Indemnitees” means, collectively, Administrative Agent (and any sub-agent thereof), each Arranger, each Lending Party and each Related Party of any of the foregoing Persons. “Information” has the meaning given such term in Section 10.07. “Initial Term Loan Lender” means, collectively, (a) initially, each Lender designated on Schedule 2.01 as a Lender having an Initial Term Loan Commitment as of the Third Restatement Effective Date and (b) each Lender that assumes an Initial Term Loan pursuant to an Assignment and Assumption or which otherwise holds an Initial Term Loan, in each case other than any such Person that ceases to be a party hereto with an Initial Term Loan. “Initial Term Loan Borrowing” means a borrowing consisting of simultaneous Initial Term Loans of the same Type and, in the case of Term Benchmark Loans, having the same Interest Period. “Initial Term Loan Commitments” means, as to each Initial Term Loan Lender at any time, its obligation to make Initial Term Loans to Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 as its Initial Term Loan Commitment. “Initial Term Loan Facility” means the Initial Term Loan Commitments and the Initial Term Loans made thereunder. “Initial Term Loans” means any loans made in respect of Initial Term Loan Commitments. “Initial Term Loan Maturity Date” means the earliest of (a) the Initial Term Loan Stated Maturity Date, (b) the scheduled maturity date in respect of any Inside Maturity Commitments to the extent that (i) prior to such scheduled maturity date the Inside Maturity Commitments are not extended, refinanced, replaced or renewed in a manner permitted by this Agreement such that the refinanced, replaced or extended commitments mature on or after the Initial Term Loan Stated Maturity Date and (ii) after giving effect to the repayment in full of such Inside Maturity Commitments on such scheduled maturity date (including all accrued interest with respect thereto and all other amounts owing in respect thereof), the Minimum Liquidity Condition is not satisfied and (c) the acceleration of the Initial Term Loans pursuant to Section 8.03. “Initial Term Loan Percentage Share” means as to any Initial Term Loan Lender at any time, (a) the percentage (expressed as a decimal carried out to the ninth decimal place) of the Outstanding Amount of all Initial Term Loans represented by the Outstanding Amount of all Initial Term Loans owing to such Initial Term Loan Lender; and (b) if all Initial Term Loans have been repaid in full, the Outstanding Amount of all Initial Term Loans represented by the

35 Outstanding Amount of all Initial Term Loans owing to such Initial Term Loan Lender immediately prior to such repayment in full, giving effect to any subsequent assignments. “Initial Term Loan Stated Maturity Date” means the fifth anniversary of the Third Restatement Effective Date. “Inside Maturity Commitments” means the 2024 Revolving Credit Commitments and any extension, refinancing, replacement or renewal thereof (or of other Inside Maturity Commitments) that has a scheduled maturity date prior to the 2027 Revolving Credit Stated Maturity Date or the Initial Term Loans Stated Maturity Date. “Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in the cases of each of the foregoing clauses (a) and (b) undertaken under Federal, state or foreign Law, including the Bankruptcy Code. “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights (including rights in software and data), copyright licenses, domain names, patents, patent licenses, trademarks, trademark licenses, trade names, technology, inventions, trade secrets, know-how, methods and processes, and all registrations, applications and common law rights for any of the foregoing, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom. “Intercreditor Agreement” has the meaning given to such term in Section 9.10(e). “Interest Payment Date” means (a) with respect to (i) a Term Benchmark Loan, the last day of each Interest Period applicable thereto and, in the case of a Term Benchmark Loan with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, (ii) a Base Rate Loan (other than a Swing Line Loan) or an RFR Loan, the last Business Day of each calendar month, and (iii) a Swing Line Loan, the last Business Day of each calendar month; and (b) (i) in the case of Revolving Credit Loans and Swing Line Loans, the Maturity Date in respect of any Revolving Credit Facility, (ii) in the case of Initial Term Loans, the Initial Term Loan Maturity Date and (iii) in the case of Incremental Term Loans, the applicable Incremental Term Loan Maturity Date. “Interest Period” means with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment for any Alternative Currency), as the Borrower may elect; provided, that (i) with respect to Term Benchmark Loans bearing interest at the CDOR Rate, Interest Periods available for such Loans will be limited to periods of one and three months, (ii) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (iii) any Interest Period

36 that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (iv) no tenor that has been removed from this definition pursuant to Section 3.03 shall be available for specification in such Loan Notice. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing and (v) no Interest Period for any Loan will extend beyond the applicable Maturity Date in respect of such Loan. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person in another Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or limited liability company interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitutes a business unit, or all or a substantial part of the business of, such Person. For purposes of calculating compliance with Section 7.02, the amount of any Investment will be the original principal or capital amount thereof without adjustment for subsequent increases or decreases in the value of such Investment, but less all returns of principal or equity thereon and less all distributions, dividends or other payments thereon or received in respect thereof (and with respect to Investments constituting Guarantees, less the amount of all obligations so guaranteed that are permanently terminated or satisfied other than through payment on such Guarantee), and will, if made by the transfer or exchange of Property other than Cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such Property. “IRS” means the United States Internal Revenue Service. “ISP” means, with respect to any Credit, the “International Standby Practices 1998” (exclusive of Rule 3.14 thereof) published by the Institute of International Banking Law & Practice (or, if the L/C Issuer agrees at the time of issuance, such later version thereof as may be in effect at the time of issuance of such Credit). “Issuer Documents” means, with respect to any Credit, the Credit Application relating thereto and any other document entered into by the L/C Issuer and Borrower as account party or its permitted designee or otherwise delivered by Borrower or its permitted designee to or for the benefit of the L/C Issuer, in each case relating to such Credit. “Joinder Agreement” means an agreement entered into by a Subsidiary of Borrower following the date hereof pursuant to Section 6.11(a) to join in the Guaranty set forth in Section 10.15, in substantially the form of Exhibit C or any other form approved by Administrative Agent. “Issuer Sublimit” means (a) as to each of JPMorgan, HSBC and U.S. Bank National Association, $13,333,333 and (b) as to any additional L/C Issuer, such Dollar limit as such L/C Issuer shall specify in writing to the Borrower and the Administrative Agent upon such Person becoming an L/C Issuer hereunder pursuant to Section 2.03(k). “Joint Venture” means a joint venture, partnership, alliance, consortium or similar arrangement, whether in corporate, partnership or other legal form; provided that, as to any such arrangement in corporate form, such corporation will not, as to any Person of which such corporation is a subsidiary, be considered to be a Joint Venture to which such Person is a party.

37 “JPMorgan” has the meaning given such term in the Preamble to this Agreement. “Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time, including in respect of any Incremental Term Facility and including any Maturity Date that has been extended from time to time in accordance with this Agreement. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, concessions, grants, franchises, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law, and including all Debtor Relief Laws. “L/C Credit Extension” means, with respect to any Credit, the issuance thereof, the extension of the expiry date thereof or the increase of the amount thereof. “L/C Issuer” means (a) JPMorgan (including any branch or Affiliate thereof), (b) HSBC (including any branch or Affiliate thereof), (c) U.S. Bank National Association (including any branch or Affiliate thereof), (d) any additional issuer of Credits hereunder (including any branch or Affiliate thereof) and (e) any successor to any of the foregoing (including any branch or Affiliate thereof). Each reference herein to “the L/C Issuer” shall be deemed to be a reference to the relevant L/C Issuer. “Lender” means, collectively, (a) initially, each Person designated on Schedule 2.01 as a “Lender” and (b) each Person that assumes a Revolving Credit Commitment, an Additional Revolving Credit Commitment, an Initial Term Loan and/or an Incremental Term Loan Commitment pursuant to an Assignment and Assumption or pursuant to the applicable Additional Commitment Documentation or which otherwise holds a Revolving Credit Commitment, a Revolving Credit Loan, an Additional Revolving Credit Commitment, an Additional Revolving Credit Loan, an Initial Term Loan Commitment, an Initial Term Loan, an Incremental Term Loan Commitment, an Incremental Term Loan, a risk participation in a Swing Line Loan or a participation in a Credit or a Credit Borrowing (in each case, for so long as such Person holds Commitments or Loans). “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Detail Form, or such other office or offices as a Lender may from time to time notify Borrower, Administrative Agent and the Lending Parties. “Lending Parties” means, collectively, Lenders, Swing Line Lender and the L/C Issuers. “Letter of Credit” means any standby or commercial letter of credit issued hereunder. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement) and any easement, right of way or other encumbrance on title to real property.

38 “Limited Condition Transaction” means any Acquisition or similar Investment, including by way of merger, by the Borrower or one or more of its Restricted Subsidiaries permitted pursuant to this Agreement whose consummation is not conditioned upon the availability of, or on obtaining, third partythird-party financing. “Limited Pledge Non-Control Investment” means an Investment by any Loan Party permitted by Section 7.02 in the Equity Interests of any Person incorporated or formed under the laws of any jurisdiction in the United States of America, including any State thereof or the District of Columbia, and as a result of which, after giving pro forma effect to such Investment, (a) such Person shall not be a Subsidiary and (b) Borrower does not, directly or indirectly, Control such Person; provided that the fair market value of any such Investment in a Person, as determined by Borrower in good faith, at the time of the consummation of such Investment does not exceed an amount equal to 2.5% of the lesser of (a) the Consolidated gross revenues (after intercompany eliminations) of Borrower and its Subsidiaries and (b) the Consolidated assets (after intercompany eliminations) of Borrower and its Subsidiaries, in each case as of the last day of the most recently completed Test Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), as applicable. “Limited Pledge Subsidiary” means each Subsidiary of Borrower now existing or hereafter acquired or formed, and each successor thereto, in each case which accounts for less than 2.5% of (a) the Consolidated gross revenues (after intercompany eliminations) of Borrower and its Subsidiaries and (b) the Consolidated assets (after intercompany eliminations) of Borrower and its Subsidiaries, in each case as of the last day of the most recently completed Test Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), as applicable. “Linked Undertaking” means a Bank Undertaking with respect to which the L/C Issuer thereof is the beneficiary of a related Letter of Credit issued by such L/C Issuer’s Affiliate supporting such Bank Undertaking on terms substantially identical (other than the beneficiary) to those of such Bank Undertaking. “Loan” means any Revolving Credit Loan, Swing Line Loan, Additional Revolving Credit Loan, Initial Term Loan or Incremental Term Loan. “Loan Document Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Credit, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “Loan Documents” means this Agreement, the Notes, the Credits and related Issuer Documents, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.15, the Collateral Documents, the Fee Letter and any and all other agreements, documents and instruments executed and/or delivered by or on behalf of or in support of any Loan Party to Administrative Agent or any Lending Party or their respective authorized designee evidencing or otherwise relating to the Loans or the Credit Borrowings made or the Credits issued hereunder.

39 “Loan Notice” means a notice, pursuant to Section 2.02(a), of (a) a borrowing of Loans (any such Loan Notice, a “Borrowing Notice”), (b) a conversion of Loans from one Type to the other or (c) a continuation of Term Benchmark Loans, which notice, if in writing, will be substantially in the form of Exhibit D or any other form approved by the Administrative Agent. “Loan Parties” means, collectively, Borrower and all Guarantors. “Majority Facility Lenders” means, with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Term Loans or the Total Revolving Credit Outstandings, as the case may be, outstanding under such Facility (or, in the case of a Revolving Facility, prior to any termination of the Revolving Credit Commitments with respect to such Revolving Facility, the holders of more than 50% of the Revolving Credit Commitments under such Revolving Facility); provided, however, that determinations of the “Majority Facility Lenders” shall exclude any Commitments or Loans held by any Defaulting Lender. “Margin Stock” means “margin stock” as defined in Regulation U adopted by the FRB (12 C.F.R. Part 221). “Material Acquisition” means each Acquisition (or series of related Acquisitions) for which the Acquisition Consideration, including any Deferred Purchase Price Obligations, is equal to or greater than $100,000,000. “Material Adverse Effect” means any of the following: (a) a material adverse change in, or a material adverse effect on, the business, assets, properties, liabilities, condition (financial or otherwise) or results of operations of Borrower and its Subsidiaries taken as a whole; or (b) a material adverse effect on the ability of Borrower and the Guarantors, taken as a whole, to perform their payment obligations under any Loan Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against Borrower or any Guarantor of any Loan Documents to which it is a party. “Material Contract” means any written contract, license or other written arrangement to which any Loan Party is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have or result in a Material Adverse Effect. “Material First-Tier Foreign Subsidiary” means each Foreign Subsidiary of Borrower the Equity Interests of which are directly owned by Borrower or a Domestic Subsidiary of Borrower, whether such Foreign Subsidiary is now existing or hereafter acquired or formed, and each successor thereto, in each case which accounts for more than 2.5% of (a) the Consolidated gross revenues (after intercompany eliminations) of Borrower and its Subsidiaries or (b) the Consolidated assets (after intercompany eliminations) of Borrower and its Subsidiaries, in each case as of the last day of the most recently completed Test Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), as applicable. “Material Subsidiary” means each Subsidiary of Borrower now existing or hereafter acquired or formed, and each successor thereto, in each case which accounts for more than 5% of (i) the Consolidated gross revenues (after intercompany eliminations) of Borrower and its Subsidiaries or (ii) the Consolidated assets (after intercompany eliminations) of Borrower and its Subsidiaries, in each case as of the last day of the most recently completed Test Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), as applicable.

40 “Maturity Date” means the Revolving Credit Maturity Date, the 2027 Revolving Credit Maturity Date, the Initial Term Loan Maturity Date, the Incremental Term Loan Maturity Date with respect to any Incremental Term Facility, any extended maturity date with respect to all or a portion of any Facility of Loans or Commitments extended pursuant to an Extension Agreement or any maturity date with respect to any Facility of Loans or Commitments effected pursuant to a Refinancing Facility Agreement, as the context requires. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of Cash, an amount equal to 103% of the Fronting Exposure of the applicable L/C Issuer(s) with respect to Credits issued and outstanding at such time and (b) otherwise, an amount determined by Administrative Agent and the applicable L/C Issuer(s) with respect to Credits issued and outstanding at such time in their Reasonable Discretion. “Minimum Extension Condition” has the meaning given to such term in Section 2.18(a). “Minimum Liquidity Condition” means, as of any date of determination, that the sum of (a) the Aggregate Revolving Credit Commitments minus the Total Revolving Credit Outstandings, and (b) the sum of (i) 100% of the Unrestricted Cash and Cash Equivalents of Borrower and its Domestic Subsidiaries on such date and (ii) 75% of the Unrestricted Cash and Cash Equivalents of Borrower’s Foreign Subsidiaries on such date, equals or exceeds $100,000,000 (provided that to the extent any Unrestricted Cash or Cash Equivalents have been designated by Borrower or its Subsidiaries as reserved for the payment of outstanding deferred purchase price obligations as contemplated by clause (e) of the definition of “Indebtedness” set forth in this Section 1.01 so that such obligations shall not constitute Indebtedness, such designated Unrestricted Cash or Cash Equivalents shall automatically be excluded from the determination of the Minimum Liquidity Condition unless and until Borrower delivers to Administrative Agent a written notice certifying that such designated Unrestricted Cash or Cash Equivalents (or specified portion thereof) no longer is being reserved by Borrower for application to the payment of such outstanding deferred purchase price obligations). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA to which any Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “National Currency Unit” means a fraction or multiple of one Euro expressed in units of the former national currency of a Participating Member State. “Net Asset Sale Proceeds” means with respect to any Disposition (including any Prepayment Asset Sale), the Cash proceeds (including Cash Equivalents and Cash proceeds subsequently received (as and when received) in respect of non-cash consideration initially received), net of (a) selling costs and out-of-pocket expenses (including reasonable broker’s fees or commissions, legal fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith and transfer and similar Taxes and the Borrower’s good faith estimate of income Taxes paid or payable (including pursuant to Tax sharing arrangements or any intercompany Tax distributions) in connection with such Disposition), (b) any amount provided as a reserve in accordance with GAAP against any liabilities under any indemnification obligation or purchase price adjustment associated with such Disposition (provided that to the

41 extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Proceeds), (c) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness (excluding the Loans and any Indebtedness secured by a Lien on the Collateral that is pari passu with or expressly subordinated to the Lien on the Collateral securing any Secured Obligation) which is secured by the asset sold in such Disposition and which is required to be repaid or otherwise comes due or would be in default and is repaid (other than any such Indebtedness that is assumed by the purchaser of such asset), (d) any Cash escrow (until released from escrow to the Borrower or any of its Restricted Subsidiaries) from the sale price for such Disposition and (e) in the case of any Disposition by any non-Wholly-Owned Subsidiary, the pro rata portion of the Net Proceeds thereof (calculated without regard to this clause (e)) attributable to any minority interest and not available for distribution to or for the account of the Borrower or a Wholly-Owned Subsidiary as a result thereof. “Net Insurance/Condemnation Proceeds” means an amount equal to: (a) any Cash payments or proceeds (including Cash Equivalents) received by the Borrower or any of its Restricted Subsidiaries (ai) under any casualty insurance policy in respect of a covered loss thereunder of any assets of the Borrower or any of its Restricted Subsidiaries or (bii) as a result of the taking of any assets of the Borrower or any of its Restricted Subsidiaries by any Person pursuant to the power of eminent domain, condemnation, expropriation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (b) (i) any actual out-of-pocket costs and expenses incurred by the Borrower or any of its Restricted Subsidiaries in connection with the adjustment, settlement or collection of any claims of the Borrower or the relevant Restricted Subsidiary in respect thereof, (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest and other amounts on any Indebtedness (excluding the Loans and any Indebtedness secured by a Lien on the Collateral that is pari passu with or expressly subordinated to the Lien on the Collateral securing any Obligation) that is secured by a Lien on the assets in question and that is required to be repaid or otherwise comes due or would be in default under the terms thereof as a result of such loss, taking or sale, (iii) in the case of a taking, the reasonable out-of-pocket costs of putting any affected property in a safe and secure position, (iv) any selling costs and out-of-pocket expenses (including reasonable broker’s fees or commissions, legal fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith and transfer and similar Taxes and the Borrower’s good faith estimate of income Taxes paid or payable (including pursuant to Tax sharing arrangements or any intercompany Tax distribution)) in connection with any sale or taking of such assets as described in clause (a) of this definition, (v) any amount provided as a reserve in accordance with GAAP against any liabilities under any indemnification obligation or purchase price adjustments associated with any sale or taking of such assets as referred to in clause (a) of this definition (provided that to the extent and at the time any such amount is released from such reserve, such amounts shall constitute Net Insurance/Condemnation Proceeds) and (vi) in the case of any covered loss or taking from any non-Wholly-Owned Subsidiary, the pro rata portion thereof (calculated without regard to this clause (vi)) attributable to any minority interest and not available for distribution to or for the account of the Borrower or a Wholly- Owned Subsidiary as a result thereof. “Net Cash Proceeds” means, with respect to any incurrence or issuance of any Indebtedness, the aggregate amount of Cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration, as and when received in Cash) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (a) reasonable and customary brokerage commissions, legal fees, finders’ fees and other similar fees and commissions, (b) the amount of taxes payable in connection with or as a result of such transaction, (c) the amount of any Indebtedness secured by

42 a Lien on such asset (other than the Obligations) that, by the terms of such transaction, is required to be and is repaid upon such Disposition and the amount of any other non-contingent liabilities directly associated with such asset (including indemnity obligations) and (d) other transaction costs and expenses customary and reasonable for such transactions, in each case to the extent, but only to the extent, that the amounts so deducted are properly attributable to such Disposition or to the asset that is the subject thereof and are actually paid (or required to be paid) to a Person that is not a Loan Party (it being understood that if such amounts are not so paid within sixty (60) days of when so required to be paid, such amount shall not constitute a deduction from Net Cash Proceeds of the applicable Disposition); provided, that in the case of taxes that are deductible under clause (b) above and that at the time of receipt of such Cash, have not been actually paid or are not then payable, such Person may deduct an amount (the “Reserved Tax Amount”) equal to a reasonable estimate for such taxes; provided, that at the time such taxes are paid (and if further taxes in respect thereof are not due), an amount equal to the amount, if any, by which the Reserved Tax Amount exceeds the amount actually so paid, will constitute Net Cash Proceeds; provided, further, that at the time any tax indemnification in respect of a Reserved Tax Amount is received by such Person, an amount equal to the amount, if any, by which the tax indemnification amount received exceeds the amount actually paid in respect of the underlying indemnified event, will constitute Net Cash Proceeds. “Net Equity Proceeds” means, with respect to any issuance of any Equity Interest, including any securities convertible into or exchangeable for Equity Interests or any warrants, rights, options or other securities to acquire Equity Interests by an Person, the aggregate amount of Cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration, as and when received in Cash) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication): (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finders’ fees and other similar fees and commissions and (b) other transaction costs customary and reasonable for such transactions, in each case to the extent, but only to the extent, that the amounts so deducted are properly attributable to such transaction and are, at the time of receipt of such Cash, actually paid to a Person that is not a Loan Party. “Net Equity Proceeds Amount” means, as of any time of determination, an amount equal to the aggregate Net Equity Proceeds received by Borrower or any of its Subsidiaries after the Third Restatement Effective Date which are used solely to fund all or a portion of the Acquisition Consideration for Acquisitions permitted pursuant to Section 7.02, with the Net Equity Proceeds Amount to be immediately reduced by the amount of the Acquisition Consideration for any such Permitted Acquisition made with such Net Equity Proceeds. “Non-Consenting Lender” means any Lender that does not (as determined by Administrative Agent in its Reasonable Discretion) approve any consent, waiver or amendment that (a) requires the approval of all affected Lenders in accordance with the terms of Section 10.01 and (b) has been approved by Required Lenders (to the extent such consent, waiver or amendment requires the approval of all Lenders) or Required Revolving Credit Lenders, Required Initial Term Loan Lenders or Required Incremental Term Loan Lenders (to the extent such consent, waiver or amendment requires the consent of all Revolving Credit Lenders, all Initial Term Loan Lenders or Incremental Term Loan Lenders, as applicable). “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

43 “Non-Exempt Subsidiary” means each direct or indirect non-wholly owned Domestic Subsidiary of Borrower now existing or hereafter acquired or formed, and each successor thereto, in each case which accounts for (a) more than 10% of the Consolidated gross revenues (after intercompany eliminations) of Borrower and its Consolidated Subsidiaries or (b) more than 10% of the Consolidated assets (after intercompany eliminations) of Borrower and its Consolidated Subsidiaries, in each case, as of the last day of the most recently completed Test Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), as applicable; provided that if the Exempt Subsidiaries of Borrower at any time account for, in the aggregate, (i) more than 20% of the Consolidated gross revenues (after intercompany eliminations) of Borrower and its Consolidated Subsidiaries or (ii) more than 20% of the Consolidated assets (after intercompany eliminations) of Borrower and its Consolidated Subsidiaries, in each case, as of the last day of the most recently completed Test Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), as applicable, Borrower shall designate one or more of such Exempt Subsidiaries to be Non-Exempt Subsidiaries such that, after giving effect to such designations, the Exempt Subsidiaries of Borrower shall account for, in the aggregate, (A) not more than 20% of the Consolidated gross revenues (after intercompany eliminations) of Borrower and its Consolidated Subsidiaries and (B) not more than 20% of the Consolidated assets (after intercompany eliminations) of Borrower and its Consolidated Subsidiaries, in each case, as of the last day of the most recently completed Test Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), as applicable. “Non-Loan Party” means any Restricted Subsidiary of the Borrower that is not a Loan Party. “Note” means any promissory note executed by Borrower in favor of a Lender pursuant to Section 2.11 in substantially the form of Exhibit E. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligations” means, collectively, (a) the Loan Document Obligations, (b) the Secured Cash Management Obligations and (c) the Secured Swap Obligations (excluding with respect to any Guarantor that is a Subsidiary of Borrower, Excluded Swap Obligations of such Guarantor). “Organizational Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-United States jurisdiction) of such Person; (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement of such Person; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or

44 organization of such Person and any agreement, instrument, filing or notice with respect thereto filed in connection with such Person’s formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such Person. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.08). “Outstanding Amount” means, as determined as of any date, (a) with respect to any Loans, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of such Loans, as the case may be, occurring on such date; and (b) with respect to any Credit Obligations on any date, the amount of such Credit Obligations after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the Credit Obligations as of such date, including as a result of any reimbursements by Borrower of Unreimbursed Amounts. “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.- managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Participant” has the meaning given to such term in Section 10.06(d). “Participant Register” has the meaning given to such term in Section 10.06(d). “Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “Payment” has the meaning given such term in Section 9.14(a). “Payment Notice” has the meaning given such term in Section 9.14(b). “PBGC” means the Pension Benefit Guaranty Corporation.

45 “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, as applicable, Sections 412, 430 and 436 of the Code and Sections 302 and 303 of ERISA. “Pension Plan” means any employee pension benefit plan, other than a Multiemployer Plan, that is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA (i) which is maintained or contributed to by any Loan Party or any ERISA Affiliate or (ii) with respect to which any Loan Party or any ERISA Affiliate has any actual or contingent liability. “Percentage Share” means, as to any Lender, its Revolving Credit Percentage Share, Initial Term Loan Percentage Share or Incremental Term Loan Percentage Share, as applicable. “Permitted Acquisition” means any Acquisition that meets the following conditions (in each case subject to Section 1.09: (a) the proposed Acquisition will be undertaken and consummated in accordance and in compliance in all material respects with all applicable Laws; (b) such proposed Acquisition does not involve any material assets or businesses of the type prohibited pursuant to Section 7.11; (c) such proposed Acquisition is or will be approved by (i) to the extent required by Applicable Law, the Target’s Board of Directors and (ii) to the extent required by applicable Law, the holders of the Equity Interests in the Target; (d) no Default or Event of Default will have occurred and be continuing at the time of execution of a binding purchase agreement with respect to the proposed Acquisition or immediately after giving effect thereto; (e) Borrower will be in compliance with the financial covenants set forth in Section 7.15, for the most recent Test Period ending prior to the closing date of the proposed Acquisition for which financial statements have been provided, on a pro forma basis as if such proposed Acquisition (as well as all other Permitted Acquisitions closed subsequent to such Test Period end) occurred on the first day of the Test Period ended on such date (but assuming, for purposes of determining pro forma compliance with Section 7.15(a) for such Test Period, that the maximum Consolidated Leverage Ratio permitted pursuant to Section 7.15(a) for such Test Period was 0.25 less than the maximum Consolidated Leverage Ratio set forth in Section 7.15(a) corresponding to such Test Period (after giving effect to any permitted increase to such maximum Consolidated Leverage Ratio corresponding to such Test Period assuming the consummation of such Permitted Acquisition); provided, at Borrower’s option, compliance with such covenants may be tested at the time a binding agreement with respect to the proposed Acquisition is entered into (and not at the time of consummation of such Acquisition), in which case the permitted increase to the Consolidated Leverage Ratio shall be based on the pro forma calculation of the Consolidated Leverage Ratio (giving effect to the Permitted Acquisition and the Indebtedness related thereto that is reasonably anticipated to be incurred or assumed); (f) after giving effect to the proposed Acquisition and the payment of all amounts (including fees and expenses) owing in connection therewith, the Minimum Liquidity Condition is satisfied;

46 (g) the business and assets of the Target will be free and clear of Liens upon the consummation of the Acquisition, except Permitted Liens; (h) with respect to any Acquisition by Borrower or any Domestic Subsidiary of any Target that, upon the consummation of such Acquisition, would become a direct or indirect Foreign Subsidiary of the Borrower, the Acquisition Consideration payable for the proposed Acquisition (excluding any Acquisition Consideration payable in Equity Interests of the Borrower that are not Disqualified Equity Interests) will not exceed $10,000,000; (i) if the Acquisition Consideration payable for the proposed Acquisition equals or exceeds $25,000,000, Borrower will have delivered to Administrative Agent the historical audited financial statements of Target for the three immediately preceding fiscal years of Target (or, if less, the number of years available, if any) and unaudited financial statements thereof for the most recent interim period (if any) that is available; (j) Borrower will have delivered to Administrative Agent a certificate executed by a Responsible Officer of Borrower certifying, to the best of such Responsible Officer’s knowledge, the compliance with each of the conditions set forth in the preceding clauses (a) through (i), inclusive, and containing the calculations (in reasonable detail) required by the preceding clauses (e) and (f); and (k) Borrower will cause each Subsidiary which is formed to effect, or is acquired pursuant to, an Acquisition to comply with, and to execute and deliver all of the documentation as and to the extent required by the Loan Documents and within the time period prescribed therein (including Section 6.11). “Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to Borrower’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of Borrower) purchased by Borrower in connection with the issuance of any Permitted Convertible Indebtedness and settled in common stock of Borrower (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of Borrower. “Permitted Convertible Indebtedness” means senior, unsecured Indebtedness of Borrower that is (x) convertible into shares of common stock of Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of Borrower), cash or a combination thereof (such amount of cash determined by reference to the price of Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of Borrower, (y) issued in connection with the Sunrise Acquisition (or to refinance any debt issued in connection with the Sunrise Acquisition (or any successive refinancings)) and (z) not mandatorily redeemable prior to the Latest Maturity Date in effect at the time of incurrence thereof; provided that such Indebtedness shall not be considered to be “mandatorily redeemable” on account of either (I) the right of holders to require Borrower to repurchase such Indebtedness in connection with a “fundamental change” or (II) the right of holders to convert such Indebtedness, in each case, in accordance with the terms of the indenture governing the Permitted Convertible Indebtedness. “Permitted Encumbrances” means any Cash Collateral or other credit support provided to any L/C Issuer in respect of a Defaulting Lender pursuant to clause (E) of Section 2.03(a)(iv).

47 “Permitted Junior Intercreditor Agreement” shall mean, with respect to any Liens on Collateral that are intended to be junior to any Liens on Collateral securing the Loans, an intercreditor agreement the terms of which are consistent with market terms governing security arrangements for the sharing of liens on a junior basis at the time such intercreditor agreement is proposed to be established in light of the type of Indebtedness to be secured by such liens, as determined by the Administrative Agent and the Borrower in the exercise of reasonable judgment. “Permitted Liens” has the meaning given such term in Section 7.01. “Permitted Pari Passu Intercreditor Agreement” shall mean, with respect to any Liens on Collateral that are intended to be pari passu with the Liens securing the Loans, an intercreditor agreement either (i) in the form of Exhibit B to the Second Amendment with such amendments thereto as the Administrative Agent shall deem acceptable or (ii) otherwise on terms consistent with market terms governing security arrangements for the sharing of liens on a pari passu basis at the time such intercreditor agreement is proposed to be established in light of the type of Indebtedness to be secured by such liens, as determined by the Administrative Agent and the Borrower in the exercise of reasonable judgment. “Permitted Refinancings” means refinancings, replacements, modifications, refundings, renewals or extensions of Indebtedness (such new Indebtedness, “Permitted Refinancing Indebtedness”); provided that (a) there is no increase in the principal amount (or accrued value) thereof (excluding accrued interest, fees, discounts, premiums and expenses), (b) the weighted average life to maturity of such Permitted Refinancing Indebtedness is no shorter than the weighted average life to maturity of the Indebtedness being refinanced (other than a shorter weighted average life to maturity for customary bridge financings, which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide for a shorter weighted average life to maturity than the weighted average life to maturity of the Indebtedness being refinanced), (c) subject to Section 1.09(b), immediately after giving effect to such refinancing, no Event of Default shall be continuing, (d) if the Indebtedness being refinanced is subordinated in right of payment to the Obligations or any Guarantees thereof, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Obligations or such Guarantees on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being refinanced, (e) no Permitted Refinancing Indebtedness shall have guarantors or any other direct obligors or contingent obligors that were not the guarantors, direct obligors or contingent obligors (or that would not have been required to become guarantors, direct obligors or contingent obligors) in respect of the Indebtedness being refinanced, (f) if the Indebtedness being refinanced is secured, such Permitted Refinancing Indebtedness may be secured on terms no less favorable, taken as a whole, to the Secured Parties than those contained in the documentation (including any intercreditor agreement or collateral trust agreement) governing the Indebtedness being refinanced, (g) if such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is unsecured, such Permitted Refinancing Indebtedness shall be unsecured and (h) if the Indebtedness being refinanced was subject to an Intercreditor Agreement, and if the respective Permitted Refinancing Indebtedness is to be secured by the Collateral, the Permitted Refinancing Indebtedness shall likewise be subject to an Intercreditor Agreement. “Permitted Refinancing Indebtedness” has the meaning given to such term in the definition of “Permitted Refinancings”.

48 “Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to Borrower’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of Borrower) sold by Borrower substantially concurrently with any purchase by Borrower of a Permitted Bond Hedge Transaction and settled in common stock of Borrower (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of Borrower. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA (including a Pension Plan but excluding a Multiemployer Plan), maintained for employees of any Loan Party or any ERISA Affiliate or any such Plan to which any Loan Party or any ERISA Affiliate is required to contribute on behalf of any of its employees. “Preferred Equity” means, as applied to the Equity Interests of any Person, Equity Interests of such Person (other than common Equity Interests of such Person) of any class or classes (however designed) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Equity Interests of any other class of such Person. “Prepayment Asset Sale” means any Disposition by the Borrower or its Restricted Subsidiaries made pursuant to Section 7.05(e) or (p). “Prime Rate” means (a) in respect of the Revolving Credit Facility, (i) prior to the termination of the 2024 Revolving Credit Commitments, the per annum rate of interest in effect for such day as publicly announced from time to time by HSBC as its “Prime Rate,” such rate being the rate of interest most recently announced within HSBC at its principal office in New York, New York as its “Prime Rate,” with the understanding that HSBC’s “Prime Rate” is one of HSBC’s base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as HSBC may designate (it being understood that (x) HSBC’s “Prime Rate” is not intended to be the lowest rate of interest charged by HSBC in connection with extensions of credit to borrowers and (y) any change in HSBC’s “Prime Rate” as announced by HSBC will take effect at the opening of business on the day specified in the public announcement of such change and (ii) thereafter, the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent) (it being understood that change in the Prime Rate pursuant to this clause (ii) shall be effective from and including the date such change is publicly announced or quoted as being effective) and (b) in respect of the Initial Term Loan Facility or any Incremental Term Loan Facility, the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or

49 any similar release by the Federal Reserve Board (as determined by the Administrative Agent) (it being understood that change in the Prime Rate pursuant to this clause (b) shall be effective from and including the date such change is publicly announced or quoted as being effective). “Pro Forma Basis” or “pro forma effect” means, with respect to any determination of the Consolidated Leverage Ratio, the Consolidated First Lien Leverage Ratio or the Consolidated Interest Coverage Ratio, (including component definitions thereof), that: (a) (i) in the case of (A) any Disposition of all or substantially all of the Capital Stock of any Restricted Subsidiary or any division and/or product line of the Borrower and/or any Restricted Subsidiary and (B) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary, income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction shall be excluded as of the first day of the Test Period applicable to any test or covenant for which the relevant determination is being made and (ii) in the case of any Investment and/or designation of an Unrestricted Subsidiary as a Restricted Subsidiary described in the definition of the term “Specified Transaction,” income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction shall be included as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made; it being understood that any pro forma adjustment described in this Agreement may be applied to any such test or covenant solely to the extent that such adjustment is consistent with the definition of “Consolidated EBITDA,” (b) any retirement or repayment of Indebtedness shall be deemed to have occurred as of the first day of the Test Period applicable to any test or covenant for which the relevant determination is being made, (c) any Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries in connection therewith shall be deemed to have occurred as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made; provided that, (i) if such Indebtedness has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable Test Period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness at the relevant date of determination (taking into account any interest hedging arrangements applicable to such Indebtedness), (ii) interest on any obligation with respect to any Capitalized Lease shall be deemed to accrue at an interest rate reasonably determined by a Responsible Officer of the Borrower to be the rate of interest implicit in such obligation in accordance with GAAP and (iii) interest on any Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate or other rate shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen by the Borrower and (d) each other Specified Transaction shall be deemed to have occurred as of the first day of the Test Period applicable to any test or covenant for which such calculation is being made. Notwithstanding anything to the contrary set forth in the immediately preceding paragraph, for the avoidance of doubt, when calculating the Consolidated Leverage Ratio for purposes of the definitions of “Applicable Margin” and when calculating the Consolidated Leverage Ratio or the Consolidated Interest Coverage Ratio for purposes of Section 7.15 (other than for the purpose of determining pro forma compliance with Section 7.15 as a condition to taking any action under this Agreement), the events described in the immediately preceding paragraph that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect.

50 “Proceeding” has the meaning given such term in Section 6.03(b). “Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including Equity Interests and Intellectual Property. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning specified in Section 10.22. “Qualified ECP Guarantor” means, in respect of any Secured Swap Obligations, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Secured Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Preferred Stock” means any Preferred Equity of Borrower (a) that does not constitute Disqualified Equity Interests and (b) does not require the Cash payment of dividends or distributions that would otherwise be prohibited by the terms of this Agreement. “Reasonable Discretion” means, as to any Person, a determination or judgment made by such Person in the exercise of such Person’s reasonable (from the perspective of a secured commercial lender) business judgment. “Recipient” means (a) Administrative Agent and (b) any Lending Party, as applicable. “Record” means information that is inscribed on a tangible medium or which is stored on an electronic or other medium and is retrievable in perceived form. “Recovery Event” means any settlement of or payment in respect of any Property or casualty insurance claim or any condemnation proceeding relating to any asset of the Borrower or any Restricted Subsidiary. “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting, (2) if such Benchmark is EURIBOR Rate, 11:00 a.m. Brussels time two TARGET Days preceding the date of such setting, (3) if such Benchmark is TIBOR Rate, 11:00 a.m. Japan time two Business Days preceding the date of such setting, (4) if the RFR for such Benchmark is SONIA, then four RFR Business Days prior to such setting, (5) if the RFR for such Benchmark is SARON, then five RFR Business Days prior to such setting, (6) if the RFR for such Benchmark is Daily Simple SOFR, then four RFR Business Days prior to such setting, (7) is such Benchmark is the CDOR Rate, 11:00 a.m. Toronto, Ontario time two Business Days preceding the date of such setting or (7) if such Benchmark is none of the Term SOFR Rate, the EURIBOR Rate, the TIBOR Rate,

51 SONIA, SARON, Daily Simple SOFR or the CDOR Rate, the time determined by the Administrative Agent in its reasonable discretion. “Refinancing Commitment” means a Refinancing Revolving Credit Commitment or a Refinancing Term Loan Commitment. “Refinancing Facility Agreement” means a Refinancing Facility Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more Refinancing Lenders, establishing Refinancing Commitments and effecting such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.19. “Refinancing Lenders” means the Refinancing Revolving Credit Lenders and the Refinancing Term Lenders. “Refinancing Loans” means the Refinancing Revolving Credit Loans and the Refinancing Term Loans. “Refinancing Revolving Credit Commitment” has the meaning given such term in Section 2.19(a). “Refinancing Revolving Credit Lender” has the meaning given such term in Section 2.19(a). “Refinancing Revolving Credit Loans” has the meaning given such term in Section 2.19(a). “Refinancing Term Lender” has the meaning given such term in Section 2.19(a). “Refinancing Term Loan Commitment” has the meaning given such term in Section 2.19(a). “Refinancing Term Loans” has the meaning given such term in Section 2.19(a). “Register” means a register for the recordation of the names and addresses of Lenders and, as applicable, the Commitments of, and Outstanding Amounts of the Loans and Credit Obligations owing to, each Lender pursuant to the terms hereof from time to time. “Regulation D” means Regulation D of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Related Business” means (i) any business that is the same, similar or otherwise reasonably related, ancillary or complementary to the businesses of the Loan Parties on the Third Restatement Effective Date or (ii) any business that is the same, similar or otherwise reasonably related, ancillary or complementary to the business of Sunrise Target on the date of the Third Restatement Agreement. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, members, directors, officers, employees, trustees, administrators, managers, advisors and agents and representatives of such Person and of such Person’s Affiliates, and specifically

52 includes, in the case of JPMorgan, JPMorgan in its separate capacities as Administrative Agent, as Swing Line Lender, as L/C Issuer and as an Arranger. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment, or into, from or through any building, structure or facility. “Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the FRB or the NYFRB, or a committee officially endorsed or convened by the FRB or the NYFRB, or any successor thereto and (b) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, any Alternative Currency, (i) the central bank for the Agreed Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the Applicable Administrator of such Benchmark Replacement or (ii) any working group or committee officially endorsed or convened by (x) the central bank for the Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, (y) any central bank or other supervisor that is responsible for supervising either (i) such Benchmark Replacement or (ii) the administrator of such Benchmark Replacement, (3) a group of those central banks or other supervisors or (4) the Financial Stability Board or any part thereof. “Relevant Rate” means (i) with respect to any Term Benchmark Borrowing denominated in Dollars, the Adjusted Term SOFR Rate, (ii) with respect to any Term Benchmark Borrowing denominated in Euros, the Adjusted EURIBOR Rate, (iii) with respect to any Term Benchmark Borrowing denominated in Yen, the Adjusted TIBOR Rate, (iv) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, the CDOR Rate or (v) with respect to any other Borrowing denominated in Sterling or Swiss Francs or Dollars, the applicable Adjusted Daily Simple RFR, as applicable. “Relevant Screen Rate” means (i) with respect to any Term Benchmark Borrowing denominated in Dollars, the Term SOFR Reference Rate, (ii) with respect to any Term Benchmark Borrowing denominated in Euros, the EURIBOR Screen Rate, (iii) with respect to any Term Benchmark Borrowing denominated in Yen, the TIBOR Screen Rate, as applicable, as applicable or (iv) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, the CDOR Screen Rate. “Relief Period” means the period from the First Amendment Effective Date to and including the earlier of (a) the date on which a Compliance Certificate is delivered pursuant to Section 6.01(d) in respect of the Test Period ending on or about July 31, 2024, demonstrating compliance with the financial covenants set forth in Sections 7.15(a) and Section 7.15(b) for the applicable Test Period and (b) to the extent the Borrower notifies the Administrative Agent in writing that the Relief Period shall end, the first date on which a Compliance Certificate is delivered pursuant to Section 6.01(d) demonstrating that as of the end and for the applicable Test Period specified by the Borrower in such notice, the Borrower is in compliance with the financial covenants set forth in Section 7.15(a) and Section 7.15(b) after giving effect to the termination of the Relief Period. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty-day notice period has been waived.

53 “Request for Credit Extension” means (a) with respect to a Borrowing of Loans, a Borrowing Notice, (b) with respect to an L/C Credit Extension, a Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice. “Required Incremental Term Loan Lenders” means, as determined at any time, Incremental Term Loan Lenders holding in excess of 50.0% of the Outstanding Amount of all Incremental Term Loans and Incremental Term Loan Commitments; provided that each determination of Required Incremental Term Loan Lenders will disregard the Outstanding Amount of all Incremental Term Loans and Incremental Term Loan Commitments held by any then Defaulting Lender. “Required Initial Term Loan Lenders” means, as determined at any time, Initial Term Loan Lenders holding in excess of 50.0% of the Outstanding Amount of all Initial Term Loans and Initial Term Loan Commitments; provided that each determination of Required Initial Term Loan Lenders will disregard the Outstanding Amount of all Initial Term Loans and Initial Term Loan Commitments held by any then Defaulting Lender. “Required Lenders” means, as determined at any time, Lenders holding in excess of 50.0% of the sum of (a) (i) the Revolving Credit Commitments then in effect or (ii) if the Aggregate Revolving Credit Commitments have been terminated in full, the Total Revolving Credit Outstandings at such time, plus (b) the Outstanding Amount of all Initial Term Loans and Initial Term Loan Commitments at such time, plus (c) the Outstanding Amount of all Incremental Term Loans and Incremental Term Loan Commitments at such time; provided that each determination of Required Lenders will disregard the Revolving Credit Commitment of, the portion of the Total Revolving Credit Outstandings, the Outstanding Amount of all Initial Term Loans and Initial Term Loan Commitments, as the case may be, and the Outstanding Amount of all Incremental Term Loans and Incremental Term Loan Commitments, as the case may be, of any then Defaulting Lender. “Required Net Proceeds Percentage” means, as of any date of determination, (a) if the Consolidated First Lien Leverage Ratio is greater than 3.00:1.00, 100%, (b) if the Consolidated First Lien Leverage Ratio is less than or equal to 3.00:1.00 but greater than 2.50:1.00, 50% and (c) if the Consolidated First Lien Leverage Ratio is less than or equal to 2.50:1.00, 0%; it being understood and agreed that, for purposes of this definition as it applies to the determination of the amount of Net Proceeds or Net Insurance/Condemnation Proceeds that are required to be applied to prepay the Term Loans under Section 2.05(e)(v) for any payment, the Consolidated First Lien Leverage Ratio shall be determined on the date on which such proceeds are received by the Borrower or the applicable Restricted Subsidiary. “Required Revolving Credit Lenders” means, as determined at any time, (a) Revolving Credit Lenders holding in excess of 50.0% of the Revolving Credit Commitments then in effect or (b) if the Aggregate Revolving Commitments have been terminated following the occurrence of an Event of Default, Revolving Credit Lenders holding in excess of 50.0% of the Total Revolving Credit Outstandings at such time; provided that each determination of Required Revolving Credit Lenders will disregard the Revolving Credit Commitment of, and the portion of the Total Revolving Credit Outstandings held or deemed held, by any then Defaulting Lender. “Resolution Authority” means an EEA Resolution Authority or with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means (a) with respect to Borrower in connection with any Request for Credit Extension to be delivered by Borrower hereunder, the chief executive officer,

54 president, chief financial officer, treasurer or controller of Borrower; (b) with respect to Borrower in connection with any Compliance Certificate or any other certificate or notice pertaining to any financial information required to be delivery by Borrower hereunder or under any other Loan Document, the chief financial officer, treasurer, controller or other officer having primary responsibility for the financial affairs of such Person; and (c) otherwise, with respect to Borrower or any other Loan Party, the chief executive officer, president, chief operating officer, chief financial officer, treasurer, controller, secretary or general counsel of such Person or such other authorized person duly appointed by such Loan Party (or, if applicable, the chief executive officer, president, chief operating officer, chief financial officer, treasurer, controller, secretary or general counsel of such Loan Party’s managing entity or such other authorized person duly appointed by such managing entity). “Restricted” means, when referring to Cash or Cash Equivalents of Borrower and its Subsidiaries, that such Cash or Cash Equivalents (a) are indicated as “restricted” (or such similar language) on a Consolidated balance sheet of Borrower (unless such indication is related to the Loan Documents or the Liens created thereunder), (b) are subject to any Liens in favor of any Person other than Administrative Agent to secure the Obligations (other than Liens permitted by Section 7.01(o)) or (c) are not otherwise generally available for use by Borrower or such Subsidiary (unless such restriction is related to the Loan Documents or the Liens created thereunder). “Restricted Payment” means, as to any Person, (a) any Dividend by such Person (whether in Cash, securities or other property) with respect to any Equity Interest of such Person, (b) any payment (whether in Cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of such Equity Interest or on account of any return of capital to any holder of any such Person’s Equity Interests and (c) the acquisition for value by such Person of any Equity Interests issued by such Person or any other Person that Controls such Person. “Restricted Subsidiary” means, as determined at any time, each direct or indirect Subsidiary of Borrower that (a) is not an Unrestricted Subsidiary (including, in each case, that has not been designated an Unrestricted Subsidiary pursuant to Section 2.16) and (b) is not a Subsidiary of an Unrestricted Subsidiary. “Revaluation Date” means (a) with respect to any Loan denominated in any Alternative Currency, each of the following: (i) the date of the Borrowing of such Loan and (ii) with respect to any Term Benchmark Loan, each date of a conversion into or continuation of such Loan pursuant to the terms of this Agreement; (b) with respect to any Letter of Credit denominated in an Alternative Currency, each of the following: (i) the date on which such Letter of Credit is issued, (ii) the first Business Day of each calendar month and (iii) the date of any amendment of such Letter of Credit that has the effect of increasing the face amount thereof; and (c) any additional date as the Administrative Agent may determine at any time when an Event of Default exists. “Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of Term Benchmark Loans, having the same Interest Period made by each Revolving Credit Lender pursuant to Section 2.01(b). “Revolving Credit Commitment” means, as to each Revolving Credit Lender at any time, its 2024 Revolving Credit Commitment and 2027 Revolving Credit Commitment.

55 “Revolving Credit Commitment Fee” has the meaning given such term in Section 2.09(a). “Revolving Credit Exposure” means, as to any Revolving Credit Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Credit Loans and such Revolving Credit Lender’s participation in Credit Obligations and Swing Line Loans at such time. “Revolving Credit Facility” means the collective reference to the 2024 Revolving Credit Facility and the 2027 Revolving Credit Facility. “Revolving Credit Lender” means, collectively, (a) each 2024 Revolving Credit Lender and (b) each 2027 Revolving Credit Lender. “Revolving Credit Loan” has the meaning given such term in Section 2.01(b). “Revolving Credit Maturity Date” means the earliest of (a) the Revolving Credit Stated Maturity Date, (b) the date of the termination of the Aggregate Revolving Credit Commitments pursuant to Section 2.06 and (c) the date of the termination of the Aggregate Revolving Credit Commitments and of the obligation of any L/C Issuer to make L/C Credit Extensions and the acceleration of the Revolving Credit Loans pursuant to Section 8.03. “Revolving Credit Percentage Share” means as to any Revolving Credit Lender at any time, the percentage (expressed as a decimal carried out to the ninth decimal place) of the Aggregate Revolving Credit Commitments represented by such Lender’s Revolving Credit Commitment at such time, subject to adjustment as provided in Section 3.07; provided that, if the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of any L/C Issuer to issue L/C Credit Extensions have been terminated pursuant to Section 8.03 or if the Aggregate Revolving Credit Commitments have expired, then the Revolving Credit Percentage Share of each Revolving Credit Lender will be determined based upon such Lender’s Revolving Credit Percentage Share most recently in effect, giving effect to any subsequent assignments. The initial Revolving Credit Percentage Share of each Revolving Credit Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption or pursuant to the applicable Additional Commitment Documentation pursuant to which such Lender became a party hereto, as applicable. “Revolving Credit Stated Maturity Date” means November 7, 2024. “Revolving Facility” means the 2024 Revolving Credit Facility or the 2027 Revolving Credit Facility, as the context may require. “RFR” means, for any RFR Loan denominated in (a) Sterling, SONIA, (b) Swiss Francs, SARON and (c) Dollars, Daily Simple SOFR. “RFR Administrator” means the SONIA Administrator, the SARON Administrator or the SOFR Administrator. “RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing.

56 “RFR Business Day” means, for any Loan denominated in (a) Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London, (b) Swiss Francs, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for the settlement of payments and foreign exchange transactions in Zurich and (c) Dollars, a U.S. Government Securities Business Day. “RFR Interest Day” has the meaning specified in the definition of “Daily Simple RFR”. “RFR Loan” means a Loan that bears interest at a rate based on the Adjusted Daily Simple RFR. “S&P” means Standard & Poor’s Ratings Services, a division of S&P Global Inc. and any successor thereto. “Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency. “Sanctions” has the meaning given such term in Section 5.17(a). “SARON” means, with respect to any Business Day, a rate per annum equal to the Swiss Average Rate Overnight for such Business Day published by the SARON Administrator on the SARON Administrator’s Website. “SARON Administrator” means the SIX Swiss Exchange AG (or any successor administrator of the Swiss Average Rate Overnight). “SARON Administrator’s Website” means SIX Swiss Exchange AG’s website, currently at https://www.six-group.com, or any successor source for the Swiss Average Rate Overnight identified as such by the SARON Administrator from time to time. “SEC” means the Securities Exchange Commission and any successor thereto. “Second Amendment” shall mean the Second Amendment to Second Restated Credit Agreement, dated as of the Second Amendment Effective Date, by and among the Borrower, each of the Guarantors, the Lenders party thereto and HSBC, in its separate capacities as Administrative Agent for the Secured Parties and as Swing Line Lender and L/C Issuer. “Second Amendment Effective Date” shall mean the Second Amendment Effective Date (as such term is defined in the Second Amendment). “Second Restated Credit Agreement” has the meaning given such term in the Recital A to this Agreement. “Second Restated Loan Documents” has the meaning given the term “Loan Documents” in the Second Restated Credit Agreement. “Second Restated Obligations” has the meaning given the term “Obligations” in the Second Restated Credit Agreement.

57 “Secured Cash Management Obligations” means Cash Management Obligations that are (a) owed to Administrative Agent or any of its Affiliates, (b) owed on the Third Restatement Effective Date to a Person that is a Lender or an Affiliate of a Lender as of the Third Restatement Effective Date or (c) owed to a Person that is a Lender or an Affiliate of a Lender at the time such obligations are incurred (each such Person to whom any such liabilities or other obligations are owed is referred to herein as a “Cash Management Bank” for such purpose). “Secured Parties” means (a) each Lending Party, (b) Administrative Agent, (c) each Cash Management Bank to whom any Secured Cash Management Obligations are owed, (d) each Hedge Bank that is a counterparty to any Swap Contract the obligations under which constitute Secured Swap Obligations, (e) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (f) the permitted successors and assigns of each of the foregoing. “Secured Swap Obligations” means all liabilities and other obligations of Borrower or any of its Subsidiaries under any Swap Contract permitted under Section 7.03(e); provided that such Swap Contract (a) is with a counterparty that is Administrative Agent or any of its Affiliates, (b) is in effect on the Third Restatement Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Third Restatement Effective Date or (c) is entered into after the Third Restatement Effective Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Contract is entered into (each such counterparty being referred to herein as a “Hedge Bank” for such purpose), and in the case of each of the preceding clauses (a), (b) and (c), such counterparty has not delivered to Administrative Agent a written notice that the liabilities and other obligations of Borrower or any of its Subsidiaries under such Swap Contract are not to be treated as Secured Swap Obligations for purposes of this Agreement and the other Loan Documents. “Security Agreement” means the Second Amended and Restated Security Agreement dated as of the date of this Agreement by Borrower, each other Loan Party that is a party to this Agreement as of the Third Restatement Effective Date and, upon their joinder thereto pursuant to Section 6.11(a), each other Person as will hereafter become a Loan Party, in favor of Administrative Agent, for the benefit of the Secured Parties. “Semtech (International)” means Semtech (International) AG, a corporation organized under the laws of Switzerland. “Similar Business” means any business in which the Borrower or any of its Restricted Subsidiaries is engaged on the Third Restatement Effective Date or that is reasonably related, incidental or ancillary thereto (including assets, activities or business complementary thereto), or a reasonable extension, development or expansion thereof. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

58 “SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR”. “SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Solvent” means, as to any Person at any time, that (a) the fair value of the property of such Person on a going concern basis is greater than the amount of such Person’s liabilities (including contingent liabilities), as such value is established and such liabilities are evaluated for purposes of Section 101(32) of the Bankruptcy Code and, in the alternative, for purposes of the Uniform Fraudulent Transfer Act or any similar state statute applicable to Borrower or any Subsidiary thereof; (b) the present fair salable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including contingent liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital. For the purposes of the foregoing, the amount of contingent liabilities at any time will be computed as the amount that, in light of all facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “SONIA” means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “Specified Event of Default” means any Event of Default occurring under Sections 8.01(a) or, in the case of the Borrower only, Section (f) or (g). “Specified Lender” means, at any time, any Lender that (a) has (i) requested compensation under Section 3.04 and has not rescinded such request within five Business Days of the making thereof or (ii) to whom Borrower must pay an additional amount (or on whose behalf Borrower must pay an additional amount to a Governmental Authority) pursuant to Section 3.01, and in the case of either of clauses (i) or (ii), such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.06; (b) gives a notice pursuant to Section 3.02; (c) is a Defaulting Lender; or (d) is a Non-Consenting Lender. “Specified Materials” means, collectively, all notices, demands, communications, documents and other materials or information provided by or on behalf of Borrower or any other Loan Party or any of their respective Subsidiaries or Affiliates, as well as documents and other written materials relating to Borrower or any other Loan Party or any of their respective Subsidiaries or Affiliates or any other materials or matters relating to this Agreement or any of the other Loan Documents (including any amendments or waivers of the terms thereof or supplements thereto) or the transactions contemplated herein or therein.

59 “Specified Permitted Debt Documents” means, on and after the execution and delivery thereof, each note, indenture, purchase agreement, loan agreement, guaranty and other material agreement relating to the incurrence or issuance of Specified Permitted Indebtedness, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. “Specified Permitted Indebtedness” means any unsecured Indebtedness of Borrower, which may be guaranteed on an unsecured basis by any Subsidiary Guarantor, all of the terms of which satisfy the requirements of Section 7.03(b). “Specified Representations” means the representations and warranties of Borrower and, to the extent applicable, the other Loan Parties set forth in Section 5.01, Section 5.02(a) (with respect to entering into and performance of the Loan Documents), Section 5.04, Section 5.11 (only with respect to the second sentence thereof), Section 5.14, Section 5.16, Section 5.17 and Section 5.18. “Specified Transaction” means, with respect to any period, any Investment, Disposition of assets, incurrence or repayment of Indebtedness, Restricted Payment, subsidiary designation or other event that by the terms of this Agreement requires “compliance on a “Pro Forma Basis” with a test or covenant hereunder or requires such test or covenant to be calculated after giving “Pro Forma Effect” thereto. “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve, liquid asset, fees or similar requirements (including any marginal, special, emergency or supplemental reserves or other requirements) established by any central bank, monetary authority, the FRB, the FCA, the Prudential Regulation Authority, the European Central Bank or other Governmental Authority for any category of deposits or liabilities customarily used to fund loans in the applicable currency, expressed in the case of each such requirement as a decimal. Such reserve, liquid asset, fees or similar requirements shall include those imposed pursuant to Regulation D. Term Benchmark Loans shall be deemed to be subject to such reserve, liquid asset, fee or similar requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under any applicable Law, including Regulation D. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve, liquid asset or similar requirement. “Sterling” and “£” mean the lawful currency of the United Kingdom. “Subject Loans” means, as of any date of determination, the Initial Term Loans and any Additional Term Loans subject to ratable prepayment requirements in accordance with Section 2.05(e)(v) on such date of determination. “Subject Proceeds” has the meaning assigned to such term in Section 2.05(e)(v). “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Equity Interests having ordinary voting power for the election of directors or other governing body (other than Equity Interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise Controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all

60 references herein to a “Subsidiary” or to “Subsidiaries” will refer to a Subsidiary or Subsidiaries of Borrower. “Subsidiary Guarantor” means, collectively, each Domestic Subsidiary of Borrower that executes this Agreement as a Guarantor as of the Third Restatement Effective Date and each other Domestic Subsidiary that becomes a Guarantor hereunder pursuant to Section 6.11(a) (in each case unless and until such Person is released as a Guarantor hereunder pursuant to Section 10.01 or Section 9.01(a), as applicable). “Sunrise Acquisition” shall mean the acquisition of Sierra Wireless, Inc., a Canadian corporation (“Sunrise Target”), by 13548597 Canada Inc., a Canadian corporation and a Wholly- Owned Subsidiary of the Borrower (the “Sunrise Buyer”), pursuant to the Sunrise Arrangement Agreement. “Sunrise Acquisition Indebtedness” has the meaning given to such term in Section 7.03(r). “Sunrise Acquisition Intercompany Investments” shall mean (i) the extension by Semtech International AG to the Borrower of a non-interest bearing loan of up to $95,000,000 and (ii) the extension by Semtech Canada to Sierra Wireless Inc. of a non-interest bearing loan of up to $50,000,000, in each case, to consummate the Sunrise Acquisition. “Sunrise Arrangement Agreement” shall mean that certain Arrangement Agreement, dated as of August 2, 2022 (as amended, amended and restated, supplemented or otherwise modified from time to time by Permitted Amendments (as defined Exhibit C to the Second Amendment)), by and among the Sunrise Buyer, the Borrower and the Sunrise Target. “Sunrise Arrangement Agreement Target Representations” shall mean the representations and warranties made by the Sunrise Target or its affiliates in the Sunrise Arrangement Agreement as are material to the interests of the Lenders (in their capacities as such), but only to the extent that the Sunrise Buyer or its applicable affiliate has the right to terminate the obligations of the Sunrise Buyer and its applicable affiliates under the Arrangement Agreement (including the right not to consummate the Sunrise Acquisition) as a result of the failure of such representations to be accurate. “Sunrise Buyer” has the meaning given to such term in the definition of “Sunrise Acquisition”. “Sunrise Commitment Letter” shall mean that Commitment Letter, dated as of August 2, 2022, by and between JPMorgan and the Borrower. “Sunrise Target” has the meaning given to such term in the definition of “Sunrise Acquisition”. “Supported QFC” has the meaning specified in Section 10.22. “Swap” means any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act; provided that neither a Permitted Bond Hedge Transaction nor a Permitted Warrant Transaction shall constitute a Swap.

61 “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement; and (b) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement including any such obligations or liabilities under any such master agreement (in each case, together with any related schedules); provided that neither a Permitted Bond Hedge Transaction nor a Permitted Warrant Transaction shall constitute a Swap Contract. “Swap Obligation” means, with respect to any Person, any obligation to pay or perform under any Swap. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a) of this definition, the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swing Line” means the revolving credit facility made available by Swing Line Lender pursuant to Section 2.04. “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04. “Swing Line Lender” means, at any time, the provider of the Swing Line hereunder (which, as of the Third Restatement Effective Date, will be JPMorgan). “Swing Line Loan” has the meaning given such term in Section 2.04(a). “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, will be substantially in the form of Exhibit F. “Swing Line Sublimit” means, as determined as of any date, an amount equal to the lesser of (a) $25,000,000 and (b) the Aggregate Revolving Credit Commitments. The Swing Line Sublimit is a part of, but is not in addition to, the Aggregate Revolving Credit Commitments. “Swiss Francs” means the lawful currency of Switzerland. “Swiss Pledge Agreement” means that Share Pledge Agreement dated May 2, 2013, between Borrower and Administrative Agent, as amended and confirmed by that Security Confirmation and Amendment Agreement dated as of November 11, 2016, and as further

62 confirmed and amended by that Security Confirmation and Amendment Agreement dated as of the date hereof, between Borrower and Administrative Agent, on behalf of itself and the Secured Parties, pursuant to which Borrower pledges and grants a security interest to Administrative Agent, on behalf and for the benefit of the Secured Parties, in 65% of the issued and outstanding Equity Interests in Semtech (International), which pledge agreement is governed by the laws of Switzerland. “Synthetic Lease Obligation” means the principal balance outstanding under any lease, funding agreement or other arrangement with respect to any real or personal property pursuant to which the lessor is treated as the owner of such property for accounting purposes and the lessee is treated as the owner of such property for federal income tax purposes, or any tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. “Target” means the Person, business unit or division that is the subject of an Acquisition. “TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholdings), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate, the CDOR Rate, the Adjusted EURIBOR Rate or the Adjusted TIBOR Rate. “Term Loans” means the Initial Term Loans and any Incremental Term Loans. “Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate. “Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward- looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR

63 Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Test Period” means each period of four consecutive Fiscal Periods then last ended, in each case taken as one accounting period. “Third Restatement Agreement” shall mean that certain Third Restatement Agreement, dated as of September 26, 2022, by and among the Borrower, each of the Guarantors, the Existing Lenders party thereto, the 2027 Revolving Credit Lenders, the Initial Term Loan Lenders, HSBC, in its capacity as resigning Administrative Agent, JPMorgan, in its capacity as successor Administrative Agent, and the other parties party thereto. “Third Restatement Effective Date” means the first date on which all of the conditions precedent set forth in Section 5 of the Third Restatement Agreement are satisfied (or waived in accordance with Section 10.01). “Third Restatement Transactions” means, collectively, the (a) entry by the parties hereto into this Agreement and the other Loan Documents for the purpose of the Lending Parties making available to Borrower the Facilities on the terms and subject to the conditions hereof and thereof, (b) the Sunrise Acquisition and (c) payment of all related Transaction Costs. “Threshold Amount” means $20,000,000. “TIBOR Interpolated Rate” means, at any time, with respect to any Term Benchmark Borrowing denominated in Yen and for any Interest Period, the rate per annum (rounded to the same number of decimal places as the TIBOR Screen Rate) determined by Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between (a) the TIBOR Screen Rate for the longest period (for which the TIBOR Screen Rate is available for Yen) that is shorter than the Impacted TIBOR Rate Interest Period and (b) the TIBOR Screen Rate for the shortest period (for which the TIBOR Screen Rate is available for Yen) that exceeds the Impacted TIBOR Rate Interest Period, in each case, at such time; provided that, if any TIBOR Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “TIBOR Rate” means, with respect to any Term Benchmark Borrowing denominated in Yen and for any Interest Period, the TIBOR Screen Rate; provided that, if the TIBOR Screen Rate shall not be available at such time for such Interest Period (an “Impacted TIBOR Rate Interest Period”) with respect to Yen then the TIBOR Rate shall be the TIBOR Interpolated Rate. “TIBOR Screen Rate” means, for any day and time, with respect to any Term Benchmark Loan denominated in Yen and for any Interest Period, the Tokyo Interbank Offered Rate (“TIBOR”) administered by the Ippan Shadan Hojin JBA TIBOR Administration (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the Applicable Administrator) on the applicable Reuters screen (or any replacement Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate as determined by Administrative Agent from time to time in place of Reuters as of 11:00 a.m. (Tokyo time) two (2) Business Days prior to the commencement of such Interest Period. If such page or service ceases

64 to be available, Administrative Agent may specify another page or service displaying the relevant rate after consultation with Borrower. If the TIBOR Screen Rate shall be less than zero the TIBOR Screen Rate shall be deemed to be zero for purposes of this Agreement. “Total Revolving Credit Outstandings” means, as determined as at any time, the sum of (a) the aggregate Outstanding Amount of all Revolving Credit Loans, plus (b) the Outstanding Amount of all Credit Obligations and plus (c) the Outstanding Amount of all Swing Line Loans. “Trade Date” has the meaning given such term in Section 10.06(g)(i). “Transactions” means, collectively, the (a) entry by the parties hereto into this Agreement and the other Loan Documents for the purpose of the Lending Parties making available to Borrower the Facilities on the terms and subject to the conditions hereof and thereof, (b) the Third Restatement Transactions and (c) payment of all related Transaction Costs. “Transaction Costs” means the fees, costs and expenses paid or payable by the Loan Parties in connection with the consummation of the transactions contemplated by the Loan Documents, including the initial funding of the Credit Extensions under this Agreement on the Third Restatement Effective Date. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR Rate, the Adjusted EURIBOR Rate, the Adjusted TIBOR Rate, the Base Rate, the Adjusted Daily Simple RFR or the CDOR Rate. “UCP” means, with respect to any commercial Credit, the Uniform Customs and Practice for Documentary Credits 2007 Revision, UCP 600, published by the International Chamber of Commerce (or, if L/C Issuer will agree at the time of issuance, such later version thereof as may be in effect immediately prior to the issuance of such Credits, the extension of the expiry date thereof or any increase of the amount thereof). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement, excluding the Benchmark Replacement Adjustment. “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, to the extent perfection or the effect of perfection or non-perfection or the priority of any security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non- perfection or priority.

65 “Unreimbursed Amount” means, with respect to any Credit, any amount (in Dollars, or if the applicable Credit is denominated in an Alternative Currency, the Dollar Equivalent thereof) drawn thereunder that Borrower has failed to reimburse to the L/C Issuer thereof by the time specified in Section 2.03(c)(i). “Unrestricted” means, when referring to Cash or Cash Equivalents of Borrower or any of its Subsidiaries, that such Cash or Cash Equivalents are not Restricted. “Unrestricted Subsidiary” means, as determined at any time, each direct or indirect Subsidiary of Borrower that (a) has been designated by Borrower as an Unrestricted Subsidiary on Schedule 1.01-C as of the Third Restatement Effective Date or pursuant to Section 2.16 subsequent to the Third Restatement Effective Date (and, in each case, has not been re-designated a Restricted Subsidiary pursuant to Section 2.16) or (b) is a Subsidiary of an Unrestricted Subsidiary. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 3.01(e)). “Wholly-Owned Subsidiary” of any Person means a subsidiary of such Person, 100% of the Equity Interests of which (other than directors’ qualifying shares or shares required by Law to be owned by a resident of the relevant jurisdiction) shall be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person. “Withholding Agent” means any Loan Party and Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “Yen” and “¥” mean the lawful currency of Japan. Section 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Credit Loan”) or by Type (e.g., a “Term Benchmark Loan” or an “RFR Loan”) or by Class and Type (e.g., a “Term Benchmark Revolving Credit Loan” or an “RFR Revolving Credit Loan”). Borrowings also may

66 be classified and referred to by Class (e.g., a “Revolving Credit Borrowing”) or by Type (e.g., a “Term Benchmark Borrowing” or an “RFR Borrowing”) or by Class and Type (e.g., a “Term Benchmark Revolving Credit Borrowing” or an “RFR Revolving Credit Borrowing”). Section 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law, rule or regulation herein shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified or supplemented from time to time and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Section 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (i) any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein and (ii) any treatment of Indebtedness under Accounting Standards Codification 470-20 or 2015-03 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. Section 1.05. Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in Dollars or an Alternative Currency may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 3.03(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not

67 warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.06. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time. Section 1.07. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. Section 1.08. Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the L/C Issuer, as applicable, shall determine the Dollar Equivalent amounts of Term Benchmark Borrowings or RFR Borrowings or Letter of Credit extensions denominated in Alternative Currencies. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrower hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Agreed Currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the L/C Issuer, as applicable. (b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Term Benchmark Loan or an RFR Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the Dollar Equivalent of such amount (rounded to

68 the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the L/C Issuer, as the case may be. Section 1.09. Certain Calculations and Tests. (a) Notwithstanding anything to the contrary herein, but subject to Sections 1.09(b), (c) and (d), all financial ratios and tests contained in this Agreement that are calculated with respect to any Test Period during which any Specified Transaction occurs shall be calculated with respect to such Test Period and such Specified Transaction on a Pro Forma Basis. Further, if since the beginning of any such Test Period and on or prior to the date of any required calculation of any financial ratio or test (x) any Specified Transaction has occurred or (y) any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any of its Restricted Subsidiaries or any joint venture since the beginning of such Test Period has consummated any Specified Transaction, then, in each case, any applicable financial ratio or test shall be calculated on a Pro Forma Basis for such Test Period as if such Specified Transaction had occurred at the beginning of the applicable Test Period, it being understood, for the avoidance of doubt, that solely for purposes of (1) calculating quarterly compliance with Section 7.15 and (2) the Consolidated Leverage Ratio for purposes of the definition of “Applicable Margin”, the date of the required calculation shall be the last day of the Test Period, and no Specified Transaction occurring thereafter shall be taken into account. (b) Notwithstanding anything to the contrary herein (including in connection with any calculation made on a Pro Forma Basis), to the extent that the terms of this Agreement require (i) compliance with any financial ratio or test (including any cap expressed as a percentage of Consolidated EBITDA) or (ii) the absence of a Default or Event of Default (or any type of Default or Event of Default) as a condition to (A) the consummation of any transaction in connection with any acquisition or similar Investment (including the assumption or incurrence of Indebtedness) and/or (B) the making of any Restricted Payment, the determination of whether the relevant condition is satisfied may be made, at the election of the Borrower, (1) in the case of any acquisition or similar Investment, at the time of (on the basis of the financial statements for the most recently ended Test Period at such time) either (x) in the case of any Limited Condition Transaction, the execution of the definitive agreement with respect to such acquisition or Investment or (y) the consummation of such acquisition or Investment and (2) in the case of any Restricted Payment for which irrevocable notice must be given, at the time of (on the basis of the financial statements for the most recently ended Test Period at such time) (x) the declaration of such Restricted Payment or (y) the making of such Restricted Payment, in each case, after giving effect, on a Pro Forma Basis, to (I) the relevant acquisition or similar Investment and/or Restricted Payment and (II) any other acquisition or similar Investment, Restricted Payment or Restricted Debt Payment that has not been consummated but with respect to which the Borrower has elected to test any applicable condition prior to the date of consummation in accordance with this Section 1.09(b). (c) For purposes of determining the permissibility of any action, change, transaction or event that requires a calculation of any financial ratio or test, such financial ratio or test shall be calculated at the time such action is taken (subject to clause (a) above), such change is made, such transaction is consummated or such event occurs, as the case may be, and no Default or Event of Default shall be deemed to have occurred solely as a result of a change in such financial ratio or test occurring after the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be.

69 (d) Notwithstanding anything to the contrary herein, with respect to any amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (any such amount, including any amount drawn under the Revolving Credit Facility, a “Fixed Amount”) substantially concurrently with any amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with a financial ratio or test (any such amount, an “Incurrence-Based Amount”), it is understood and agreed that (i) any Fixed Amount shall be disregarded in the calculation of the financial ratio or test applicable to the relevant Incurrence-Based Amount and (ii) except as provided in clause (i), pro forma effect shall be given to the entire transaction. (e) Calculations with Respect to Credits. Unless otherwise specified herein, the amount of a Credit at any time will be deemed to be the stated amount of such Credit in effect at such time; provided that, with respect to any Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Credit will be deemed to be the maximum stated amount of such Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. Section 1.10. Additional Alternative Currencies. Borrower may from time to time request that Loans be made and Credits be issued in a currency other than those specifically listed in the definition of “Alternative Currency”; provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. Each such request will be subject to the prior approval of all Revolving Credit Lenders and, for any Credit requested to be denominated in an Alternative Currency, the applicable L/C Issuer. Any such request will be made to Administrative Agent not later than 12:00 noon, ten Business Days prior to the desired date for making the requested Loan or desired issuance date of the requested Credit, as applicable. Administrative Agent will notify Borrower, not later than 9:00 a.m., five Business Days after receipt of such request whether the Revolving Credit Lenders have consented, in their sole discretion, to the making of the requested Loan or the issuance of the requested Credit, as applicable, in such requested currency. Any failure by Administrative Agent to respond to such request within the time period specified in the preceding sentence will be deemed to be a refusal by the Revolving Credit Lenders to permit such Loan to be made or such Credit to be issued in such requested currency. If the Revolving Credit Lenders consent to the making of such Loan or the issuance of such Credit, as applicable, in such requested currency (an “Additional Alternative Currency”), such Additional Alternative Currency will thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of such Loan or Credit. ARTICLE 2 CREDIT EXTENSIONS Section 2.01. Initial Term Loans; Revolving Credit Loans; Incremental Term Loans. (a) Initial Term Loans. Upon the terms, subject to the conditions and in reliance upon the representations and warranties of Borrower and each other Loan Party set forth in this Agreement and in the other Loan Documents, each Initial Term Loan Lender severally (but not jointly) agrees to make a loan in immediately available funds to Borrower (each such loan, an “Initial Term Loan”) on the Third Restatement Effective Date in the principal amount of such Lender’s Initial Term Loan Commitment. Immediately upon the making of an Initial Term Loan by any Lender having an Initial Term Loan Commitment, such Lender’s Initial Term Loan

70 Commitment will be permanently reduced to zero. Each Initial Term Loan will be denominated in Dollars. Initial Term Loans may be Base Rate Loans or Term Benchmark Loans (or RFR Loans in accordance with Section 3.03), as further provided herein. Amounts borrowed as Initial Term Loans that are repaid or prepaid by Borrower may not be reborrowed. (b) Revolving Credit Loans. Upon the terms, subject to the conditions and in reliance upon the representations and warranties of Borrower and each other Loan Party set forth in this Agreement and in the other Loan Documents, each Revolving Credit Lender having a Revolving Credit Commitment severally (but not jointly) agrees to make loans (each such loan, a “Revolving Credit Loan”) of immediately available funds to Borrower, on a revolving basis from time to time on any Business Day during the Availability Period, in an aggregate principal amount outstanding not to exceed at any time such Revolving Credit Lender’s Revolving Credit Commitment as then in effect, provided that, and notwithstanding the foregoing, after giving effect to any Revolving Credit Borrowing (and the use of proceeds thereof), (i) the Total Revolving Credit Outstandings will not exceed the Aggregate Revolving Credit Commitments, and (ii) the Revolving Credit Exposure of any Revolving Credit Lender will not exceed such Lender’s Revolving Credit Commitment, and so long as the requirements of clauses (i) and (ii) of this Section 2.01(b) are not satisfied, the Revolving Credit Lenders will not be obligated to fund any Revolving Credit Loans; provided, further, that such portion of the Revolving Credit Loans made on the Third Restatement Effective Date as may be determined by the Administrative Agent may be funded pursuant to cashless settlement. Each Revolving Credit Loan will be denominated in Dollars or in an Alternative Currency as permitted by this Agreement and no Revolving Credit Lender will be obligated to make any Revolving Credit Loan if the requested Revolving Credit Loan is to be denominated in a currency other than Dollars or an Alternative Currency as permitted under this Agreement. Within the limits of each Revolving Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, Borrower may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Revolving Credit Loans denominated in Dollars may be requested and made as Base Rate Loans or Term Benchmark Loans (or RFR Loans in accordance with Section 3.03), as further provided herein. Revolving Credit Loans denominated in Alternative Currencies will be RFR Loans or Term Benchmark Loans, as applicable, as further provided herein. (c) Incremental Term Loans. Upon the terms, subject to the conditions and in reliance upon the representations and warranties of Borrower and each other Loan Party set forth in this Agreement and in the other Loan Documents, each Incremental Term Loan Lender severally (but not jointly) agrees to make a loan in immediately available funds to Borrower (each such loan, an “Incremental Term Loan”) on the date specified in the Additional Commitment Documentation in the principal amount of such Lender’s Incremental Term Loan Commitment. Immediately upon the making of an Incremental Term Loan by any Lender having an Incremental Term Loan Commitment, such Lender’s Incremental Term Loan Commitment will be permanently reduced to zero. Each Incremental Term Loan will be denominated in Dollars or in an Alternative Currency as permitted by this Agreement and no Incremental Term Loan Lender will be obligated to make any Incremental Term Loan if the requested Incremental Term Loan is to be denominated in a currency other than Dollars or an Alternative Currency as permitted under this Agreement. Incremental Term Loans denominated in Dollars may be Base Rate Loans or Term Benchmark Loans (or RFR Loans in accordance with Section 3.03), as further provided herein. Incremental Term Loans denominated in an Alternative Currency will be RFR Loans or Term Benchmark Loans, as applicable, as further provided herein. Amounts borrowed as Incremental Term Loans that are repaid or prepaid by Borrower may not be reborrowed.

71 (d) Loans Generally. Each Loan will be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Revolving Credit Commitments, Initial Term Loan Commitments or Incremental Term Loan Commitments, as applicable; provided, however, that the failure of any Lender to make any Loan will not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender will be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Section 2.02. Procedures for Borrowing. (a) Notices of Borrowing, Conversion and Continuation. Each Borrowing (other than a Swing Line Borrowing), each conversion of Loans from one Type to the other and each continuation of Term Benchmark Loans will be made upon Borrower’s irrevocable notice to Administrative Agent, which may, subject to the provisions of Section 10.02, be given by approved electronic communication; provided that any such notice may be conditioned on the occurrence of another transaction, in which case Borrower may, subject to Section 3.05, revoke or extend such notice by notifying Administrative Agent on or prior to the date set forth in such notice. Unless otherwise agreed by Administrative Agent in its discretion, each Borrowing Notice must be received by Administrative Agent (i) in the case of a Term Benchmark Borrowing denominated in Dollars, not later than 11:00 a.m., New York City time, (x) with respect to Borrowings on the Third Restatement Effective Date, one U.S. Government Securities Business Day before the Third Restatement Effective Date and (y) with respect to all other Borrowings, three U.S. Government Securities Business Days before the date of the proposed Borrowing, (ii) in the case of a Term Benchmark Borrowing denominated in Euros, Yen or Canadian Dollars, not later than 12:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing, (iii) in the case of an RFR Borrowing denominated in Sterling, not later than 11:00 a.m., New York City time, five RFR Business Days before the date of the proposed Borrowing, (iv) in the case of an RFR Borrowing denominated in Swiss Francs, not later than 11:00 a.m., New York City time, five RFR Business Days before the date of the proposed Borrowing and (v) the case of a Base Rate Borrowing (other than a Swing Line Borrowing), not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing. Unless otherwise agreed by Administrative Agent in its discretion, each Loan Notice in respect of such notice of conversion of Loans from one Type to the other and each notice continuation of Term Benchmark Loans must be received by Administrative Agent by the time that a Borrowing Notice would be required under the immediately preceding sentence if the Borrower were requesting a Loan of the Type and currency resulting from such election to be made on the effective date of such election. Notwithstanding anything to the contrary contained herein, but subject to the provisions of Section 10.02, any electronic communication by Borrower pursuant to this Section 2.02(a) may be given by an individual who has been authorized in writing to do so by an appropriate Responsible Officer of Borrower. Each such electronic communication must be confirmed promptly by delivery to Administrative Agent of a written Loan Notice, appropriately completed and signed by an appropriate Responsible Officer of Borrower. Further, and notwithstanding anything to the contrary set forth in this Agreement, including this Section 2.02(a), the Lenders will have no obligation to make any Loan denominated in an Alternative Currency to the extent the principal amount of such requested Loan exceeds the Alternative Currency Available Credit as of the date of the requested Borrowing. (b) Amount of Borrowing, Conversion or Continuation. (i) Each Borrowing (other than a Swing Line Borrowing) of, conversion to or continuation of Term Benchmark Loans denominated in Dollars will be in a principal amount of $5,000,000 or a whole multiple of $100,000 in excess thereof, or, in the case of a Borrowing denominated in an Alternative

72 Currency, in a principal amount of a Dollar Equivalent of $5,000,000 or a whole multiple of a Dollar Equivalent of $100,000 in excess thereof; and (ii) except as provided in Sections 2.03(c) and Section 2.04(c), each Borrowing of or conversion to Base Rate Loans will be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. (c) Loan Notices Generally. Each Loan Notice (including by electronic communication to the extent permitted by this Agreement) will specify (i) that Borrower is requesting, as applicable: (A) a Revolving Credit Borrowing, an Initial Term Loan Borrowing or an Incremental Term Loan Borrowing, (B) a conversion of outstanding Loans from one Type to the other or (C) a continuation of Term Benchmark Loans; (ii) the requested date (which will be a Business Day) of such Borrowing, conversion or continuation, as the case may be; (iii) the principal amount of the Loans to be borrowed, converted or continued; (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted; (v) whether such Borrowing is to be denominated in Dollars or in an Alternative Currency, and if the latter, which Alternative Currency; and (vi) if applicable, the duration of the Interest Period with respect thereto. With respect to Loans denominated in Dollars, if Borrower fails to specify a Type of Loan in a Loan Notice or if Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans will be made as, or converted to, Base Rate Loans; provided, however, that notwithstanding the foregoing, so long as no Default or Event of Default has occurred and is continuing, Borrower will be deemed to have elected to continue any Loan constituting a Term Benchmark Loan into a new Term Benchmark Loan having an Interest Period of one month. Any such automatic conversion to a Base Rate Loan (or continuation of a Term Benchmark Loan into a new Term Benchmark Loan having an Interest Period of one month) will be effective as of the last day of the Interest Period then in effect with respect to the applicable Term Benchmark Loans. If Borrower requests a Borrowing in an Alternative Currency but Borrower fails to specify an Interest Period in such Loan Notice or if Borrower fails to give a timely notice requesting a conversion or continuation of a Loan in an Alternative Currency, then the applicable Loans will be deemed to have specified an Interest Period of one month. If Borrower requests a Borrowing of, conversion to, or continuation of Term Benchmark Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. (d) Procedures Concerning the Making of Loans. Following receipt of a Loan Notice, Administrative Agent will promptly notify each applicable Lender of the amount of its Percentage Share of the requested Borrowing. If Borrower does not timely provide notice of a conversion or continuation in respect of Loans denominated in Dollars, then Administrative Agent will notify each applicable Lender of the details of any automatic conversion to Base Rate Loans to the extent described in the preceding subsection. Each Lender will make the amount of its applicable Loan available to Administrative Agent in immediately available funds at Administrative Agent’s Office (or, at the request of Administrative Agent, in the case of a Loans denominated in an Alternative Currency, at such bank as Administrative Agent may designate to the Revolving Credit Lenders, the Initial Term Loan Lenders or the Incremental Term Loan Lenders, as applicable) not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Subject to the prior satisfaction as of the Third Restatement Effective Date of the conditions precedent set forth in Section 5.1 of the Third Restatement Agreement, upon the satisfaction of the applicable conditions precedent set forth in Section 5.2 of the Third Restatement Agreement, Administrative Agent will make all funds so received available to Borrower in like funds as received by Administrative Agent either by: (i) crediting the account of Borrower on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) Administrative Agent by Borrower.

73 (e) Special Provisions Applicable to Continuation or Conversions of Term Benchmark Loans. Subject to Section 3.05, a Term Benchmark Loan may be continued or converted only on the last day of an Interest Period for such Term Benchmark Loan. During the existence of an Event of Default: Required Revolving Credit Lenders, Required Initial Term Loan Lenders or Required Incremental Term Loan Lenders may demand that any or all of the then outstanding Revolving Credit Loans, Initial Term Loans or Incremental Term Loans, respectively, that are Term Benchmark Loans be converted immediately to Loans denominated in Dollars (at the Dollar Equivalent thereof) that are Base Rate Loans, whereupon Borrower will pay any amounts due under Section 3.05 in accordance with the terms thereof due to any such conversion. (f) Notification of Interest Rate. Administrative Agent will promptly notify Borrower and the applicable Lenders of the interest rate (including the Applicable Margin, if any) applicable to any Interest Period for Term Benchmark Loans upon determination of such interest rate. (g) Limitation on Interest Periods. After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there will not be more than: (i) seven Interest Periods in effect with respect to Revolving Credit Loans and (ii) ten Interest Periods in effect with respect to Initial Term Loans. (h) Discretion of Lenders as to Manner of Funding. Subject only to Section 3.06 and otherwise notwithstanding any provision of this Agreement to the contrary, each Lender will be entitled to fund and maintain its funding of all or any part of such Lender’s interest in Loans made hereunder in any manner such Lender deems to be appropriate (including funding such Loans through a foreign branch or Affiliate of such Lender, so long as such funding does not adversely affect the Borrowers). Section 2.03. Letters of Credit. (a) Letter of Credit Subfacility. Subject to the terms and conditions set forth herein: (i) Upon the terms, subject to the conditions and in reliance upon the representations and warranties of Borrower and each of the other Loan Parties set forth in this Agreement and in the other Loan Documents and upon the agreements of the Revolving Credit Lenders set forth in this Section 2.03, each L/C Issuer agrees (A) from time to time on any Business Day, during the period from the Third Restatement Effective Date until the Credit Expiration Date, to issue Credits, in the form of standby or commercial Letters of Credit or Bank Undertakings denominated in Dollars or in an Alternative Currency in accordance with this Agreement for the account of Borrower on behalf of Borrower (or other Loan Parties and/or such Subsidiaries as Borrower designates) and amend or extend Credits previously issued by it, in accordance with subsection (b) of this Section 2.03; and (B) to honor drawings under the Credits. All Existing Credits shall be deemed to be issued under this Agreement for all purposes of this Agreement. (ii) Each Revolving Credit Lender severally agrees to participate in each Credit issued by any L/C Issuer and each drawing thereunder; provided that, after giving effect to any L/C Credit Extension with respect to any Credit, (A) the Total Revolving Credit Outstandings will not exceed the Aggregate Revolving Credit Commitments; (B) the Revolving Credit Exposure of any Revolving Credit Lender will not exceed such Lender’s Revolving Credit Commitment; and (C) the Outstanding Amount of the Credit

74 Obligations will not exceed the Credit Sublimit. Each request by Borrower for the issuance or amendment of a Credit will be deemed to be a representation by Borrower that each such issuance or amendment complies with the applicable conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, Borrower’s ability to obtain Credits will be fully revolving, and, accordingly, Borrower may, during the period described in Section 2.03(a)(i), obtain Credits to replace Credits that have expired or that have been drawn upon and reimbursed. (iii) Subject to Section 2.03(b)(v), no L/C Issuer will issue or extend any Credit if (A) the expiry date of such requested Credit would occur more than twelve months after the date of issuance or last extension, unless the L/C Issuer thereof will have approved such expiry date, (B) the expiry date of such requested Credit, including as extended pursuant to the preceding subclause (A), would occur after the Credit Expiration Date, unless (1) all Revolving Credit Lenders will have approved such expiry date or (2) Borrower has agreed, pursuant to arrangements satisfactory to the L/C Issuer, to Cash Collateralize such Credit by a date that is not later than the Credit Expiration Date in at least the Minimum Collateral Amount, or (C) with respect to any Credit denominated in an Alternative Currency, to the extent that the face amount of such requested Credit exceeds the Alternative Currency Available Credit as of the requested issuance date. (iv) No L/C Issuer will have any obligation to issue a Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator will by its terms purport to enjoin or restrain the L/C Issuer from issuing such Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer will prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Credit in particular or will impose upon the L/C Issuer with respect to such Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Third Restatement Effective Date, or will impose upon the L/C Issuer any unreimbursed loss, cost or expense that was not applicable on the Third Restatement Effective Date and which the L/C Issuer in good faith deems material to it; (B) the issuance of such Credit would violate one or more policies of the L/C Issuer; (C) such Credit is to be denominated in a currency other than Dollars or an Alternative Currency; (D) in the case of any Credit to be denominated in an Alternative Currency, the L/C Issuer does not, as of the issuance date of such requested Credit, issue Credits in the requested currency; (E) any Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with Borrower or such Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after

75 giving effect to Section 3.07(a)(iv)) with respect to the Defaulting Lender arising from either the Credit then proposed to be issued or that Credit and all other Credit Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or (F) the outstanding amounts of the Credits issued by any L/C Issuer would exceed such L/C Issuer’s Issuer Sublimit. (v) The L/C Issuer will have no obligation to amend any Credit if the L/C Issuer would not be obligated to issue such Credit in its amended form under the terms hereof or if the beneficiary of such Credit does not accept the proposed amendment to such Credit. (vi) The L/C Issuer will act on behalf of all Revolving Credit Lenders with respect to any Credits issued by it and the documents associated therewith, and L/C Issuer will have all of the benefits and immunities (A) provided to Administrative Agent in Article 9 with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Credits issued by it or proposed to be issued by it and Issuer Documents pertaining to such Credits as fully as if the term “Administrative Agent” as used in Article 9 included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer. (b) Procedures for Issuance and Amendment of Credits; Automatic Extensions of Credits. (i) Each Credit will be issued or amended, as the case may be, upon the request of Borrower delivered to the L/C Issuer thereof (with a copy to Administrative Agent) in the form of an Credit Application, appropriately completed and signed by a Responsible Officer of Borrower. Such Credit Application must be received by the L/C Issuer and Administrative Agent (A) in the case of any Credits to be denominated in an Alternative Currency or any Bank Undertakings, not later than 12:00 noon at least ten Business Days prior to the proposed issuance date or date of amendment (or such shorter period as may be agreed to by the applicable L/C Issuer, in its discretion), as the case may be, and (B) in the case of any other Credits, not later than 12:00 noon at least three Business Days prior to the proposed issuance date or date of amendment, as the case may be, or in each case such other date or time as the L/C Issuer and Administrative Agent may agree. In the case of a request for an initial issuance of a Credit, such Credit Application will specify in form and detail satisfactory to the L/C Issuer (A) the proposed issuance date of the requested Credit (which will be a Business Day), (B) the stated amount and currency thereof, (C) the expiry date thereof, (D) the name and address of the beneficiary thereof, (E) the documents to be presented by such beneficiary in case of any drawing thereunder, (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder, (G) whether the Credit is a Bank Undertaking or a Letter of Credit, and if any Linked Undertaking will exist in respect of the issuance of any Credit, (H) if the Credit is a Letter of Credit, whether it is a standby or commercial Letter of Credit, and (I) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Credit, such Credit Application will specify in form and detail satisfactory to the L/C Issuer (1) the Credit to be amended, (2) the proposed date of the amendment thereof (which will be a Business Day), (3) the nature of the proposed amendment and (4) such other matters as the L/C Issuer may require. Additionally, Borrower will furnish to the L/C Issuer and Administrative Agent such

76 other documents and information pertaining to such requested Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or Administrative Agent may require. (ii) Promptly after receipt of any Credit Application at the address provided pursuant to Section 10.02 for receiving Credit Applications and related correspondence, the L/C Issuer will confirm with Administrative Agent in writing (which, subject to the provisions of Section 10.02, may be by approved electronic communication) that Administrative Agent has received a copy of such Credit Application from Borrower and, if not, the L/C Issuer will provide Administrative Agent with a copy thereof (provided that such confirmation will not be required if the L/C Issuer and Administrative Agent are the same Person). Unless the L/C Issuer has received written notice from any Revolving Credit Lender, Administrative Agent or any Loan Party at least one Business Day prior to the requested date of issuance or amendment of the applicable Credit that one or more applicable conditions in Article 4 will not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer will, on the requested date, issue the Credit requested by Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. (iii) The L/C Issuer will promptly notify Administrative Agent in writing, and Administrative Agent will in turn notify each Lender in writing, of each such issuance of a Credit (including the amount, the expiry date and the beneficiary thereof). Immediately upon the issuance of each Credit, each Revolving Credit Lender will be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Credit equal to such Lender’s Revolving Credit Percentage Share multiplied by the face amount of such Credit. (iv) Promptly after its delivery of any Credit or any amendment to a Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to Borrower and Administrative Agent a true and complete copy of such Credit or amendment. (v) If Borrower specifically requests in any applicable Credit Application, the L/C Issuer may issue an Automatic Extension Letter of Credit. Unless otherwise directed by the L/C Issuer, Borrower will not be required to make a specific request to the L/C Issuer for any such extension. Once an Automatic Extension Letter of Credit has been issued, Revolving Credit Lenders will be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Automatic Extension Letter of Credit at any time to an expiry date not later than the earlier to occur of (A) twelve months after the date of the last extension and (B) the Credit Expiration Date unless Borrower has agreed, pursuant to arrangements satisfactory to the L/C Issuer, to Cash Collateralize such Automatic Extension Letter of Credit by a date that is not later than the Credit Expiration Date in at least the Minimum Collateral Amount; provided that the L/C Issuer will not permit any such extension if (1) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Automatic Extension Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of Section 2.03(a) or otherwise), or (2) the L/C Issuer has received notice in writing (which, subject to the provisions of Section 10.02, may be by approved electronic communication) on or before the day that is thirty days before any date provided for in such Automatic Extension Letter of Credit as the last day by which notice of the non-extension thereof must be given (x) from Administrative Agent that

77 Required Revolving Credit Lenders have elected not to permit such extension, or (y) from Administrative Agent, any Revolving Credit Lender or Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension. (c) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Credit of any drawing under such Credit (or any notice thereof), the L/C Issuer thereof will notify Borrower and Administrative Agent thereof. If the L/C Issuer will make any payment in respect of a Credit, Borrower will reimburse the L/C Issuer the amount of such payment not later than 1:00 p.m. on the related Honor Date if Borrower will have received notice of such payment prior to 11:00 a.m. on the Honor Date, or, if such notice has not been received by Borrower prior to 11:00 a.m. on such Honor Date, then not later than 12:00 noon on the Business Day immediately following the day that Borrower receives such notice. If Borrower fails to so reimburse the L/C Issuer, then Administrative Agent will promptly notify each Revolving Credit Lender of the related Honor Date, the Unreimbursed Amount and the amount of such Lender’s Revolving Credit Percentage Share of such Unreimbursed Amount. In such event, Borrower will be deemed to have requested a Revolving Credit Borrowing consisting of Base Rate Loans to be disbursed on such Honor Date in an amount equal to such Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Revolving Credit Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Loan Notice). (ii) Each Revolving Credit Lender will, upon receipt of any notice pursuant to Section 2.03(c)(i), make funds available (and Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the L/C Issuer at Administrative Agent’s Office in an amount equal to such Lender’s Revolving Credit Percentage Share multiplied by the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available will be deemed to have made a Revolving Credit Loan that is a Base Rate Loan to Borrower in such amount on the Honor Date. Administrative Agent will remit the funds so received to the L/C Issuer. (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing pursuant to Section 2.03(c)(ii), whether because each of the conditions (other than the delivery of a Loan Notice) set forth in Section 4.02 cannot be satisfied or otherwise, Borrower will be deemed to have incurred from the L/C Issuer a Credit Borrowing on the Honor Date in the amount of the Unreimbursed Amount that is not so refinanced, which Credit Borrowing will be due and payable on demand (together with interest) and will bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) will be deemed payment in respect of its participation in such Credit Borrowing and will constitute a Credit Advance from such Revolving Credit Lender in satisfaction of its participation obligation under this Section 2.03. (iv) Until each Revolving Credit Lender funds its Revolving Credit Loan or Credit Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any

78 amount drawn under any Credit, interest in respect of the amount of such Lender’s Revolving Credit Percentage Share of such amount will be solely for the account of the L/C Issuer. (v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or Credit Advances to reimburse any L/C Issuer for amounts drawn under Credits issued by it, as contemplated by this Section 2.03(c), will be absolute and unconditional and will not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against the L/C Issuer, Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or Event of Default or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by Borrower of a Loan Notice). No such making of a Credit Advance will relieve or otherwise impair the obligation of Borrower to reimburse any L/C Issuer for the amount of any payment made by the L/C Issuer under any Credit, together with interest as provided herein. (vi) If any Revolving Credit Lender fails to make available to Administrative Agent for the account of any L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, the L/C Issuer will be entitled to recover from such Revolving Credit Lender (acting through Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. A certificate of the L/C Issuer submitted to any Revolving Credit Lender (through Administrative Agent) with respect to any amounts owing under this clause (vi) will be conclusive absent manifest error. (d) Repayment of Participations. (i) If, at any time after any L/C Issuer has made a payment under any Credit issued by it and has received from any Revolving Credit Lender such Lender’s Credit Advance in respect of such payment in accordance with Section 2.03(c), Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from Borrower or otherwise, including proceeds of Cash Collateral applied thereto by Administrative Agent), Administrative Agent will distribute to such Lender an amount that equals its Revolving Credit Percentage Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s Credit Advance was outstanding) in the same funds as those received by Administrative Agent. (ii) If any payment received by Administrative Agent for the account of any L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Revolving Credit Lender will pay to

79 Administrative Agent for the account of the L/C Issuer an amount equal to its Revolving Credit Percentage Share thereof on the demand of Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of Revolving Credit Lenders under this clause (ii) will survive the payment in full of the Obligations and the termination of this Agreement. (e) Obligations Absolute. The obligation of Borrower to reimburse each L/C Issuer for each drawing under each Credit issued by it and to repay each Credit Borrowing is absolute, unconditional and irrevocable and will be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Credit, this Agreement or any other Loan Document; (ii) the existence of any claim, counterclaim, setoff, defense or other right that Borrower or any other Loan Party may have at any time against any beneficiary or any transferee of such Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Credit or any agreement or instrument relating thereto, or any unrelated transaction (including any underlying transaction between any Loan Party or any of their respective Subsidiaries and the beneficiary for which any Credit was procured); (iii) any draft, demand, certificate or other document presented under such Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Credit; (v) any payment by the L/C Issuer under such Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Credit; (vi) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Borrower or of any other Loan Party or of any of their respective Subsidiaries; (vii) the fact that a Default or Event of Default will have occurred and be continuing; (viii) any payment made by the L/C Issuer under such Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Credit, including any arising in connection with any proceeding under any Debtor Relief Law; (ix) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to Borrower or in the relevant currency markets generally; or

80 (x) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower or any other Loan Party or any of their respective Subsidiaries. Borrower will promptly examine a copy of each Credit and each amendment thereto that is delivered to it and will notify the L/C Issuer thereof in writing of any claim of noncompliance with Borrower’s instructions or other irregularity. Borrower will be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless Borrower will have given written notice thereof to the L/C Issuer within three Business Days of the L/C Issuer’s delivery to Borrower of a copy of the such Credit or amendment thereto, as applicable. (f) Role of the L/C Issuer. Each Revolving Credit Lender and Borrower agree that, in paying any drawing under a Credit, the L/C Issuer thereof will not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Credit issued, or requested to be issued, by it) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, Administrative Agent, any of their respective Related Parties and any correspondent, participant or assignee of the L/C Issuer will be liable to any Lender for: (i) any action taken or not taken, at the request or with the approval of Lenders or Required Revolving Credit Lenders, as applicable, in connection with a Credit or any Issuer Document; (ii) in the absence of gross negligence or willful misconduct of the L/C Issuer under the circumstances in question, as determined in a final, nonappealable judgment by a court of competent jurisdiction, any action taken or not taken in connection with a Credit or any Issuer Document; or (iii) the due execution, effectiveness, validity or enforceability of any document related to any Credit or Issuer Document. As between Borrower and any L/C Issuer, Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Credit issued by such L/C Issuer; provided that this assumption is not intended to, and will not, preclude Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, Administrative Agent or any of their respective Related Parties or any correspondent, participant or assignee of the L/C Issuer will be liable or responsible for any of the matters described in clauses (i) through (x) of Section 2.03(e); provided that, notwithstanding anything to the contrary contained in such clauses, Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by Borrower that were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful or grossly negligent failure to pay under any Credit issued by it after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Credit, as determined by a court of competent jurisdiction by final and nonappealable judgment. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer will not be responsible for the validity or sufficiency of any document transferring or assigning or purporting to transfer or assign a Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason. (g) Applicability of ISP and UCP. Unless otherwise expressly agreed by L/C Issuer and Borrower, when a Credit is issued, (i) the rules of the ISP and Article 5 of the UCC will apply to each standby Credit, provided that in the event of a conflict between applicable provisions of the ISP and Article 5 of the UCC, the ISP will govern and (ii) the rules of the UCP and Article 5

81 of the UCC will apply to each commercial Credit, provided that in the event of a conflict between applicable provisions of the UCP and Article 5 of the UCC, the UCP will govern. (h) Credit Issued for the Benefit of the Issuers Thereof. The parties hereto recognize that some or all of the Credit from time to time issued under this Agreement will be issued by L/C Issuer for the benefit of itself or its Affiliate in connection with the simultaneous issuance of a Linked Undertaking. Notwithstanding anything to the contrary in the ISP or the UCP (to the extent applicable to a Credit) or under applicable Laws, it is the express intention of the parties that (i) each such Credit shall constitute, and be governed by the rules generally applicable to, a Credit hereunder and a “credit” under the ISP, the UCP and other applicable Laws as if the L/C Issuer of and beneficiary under such Credit were different Persons, (ii) Borrower’s reimbursement obligation hereunder shall exist, without duplication, with respect to any such Credit issued by or outstanding from L/C Issuer as well as any Linked Undertaking, and (iii) the L/C Issuer of a Credit and a Linked Undertaking will be entitled to funding of participations by the Lenders with respect to either the Credit or the Linked Undertaking, but not with respect to both. (i) Credit Fees. Borrower will pay to Administrative Agent for the account of each Revolving Credit Lender in accordance with its Revolving Credit Percentage Share a fee (the “Credit Fee”) equal to (i) for each standby Letter of Credit or Bank Undertaking, the Applicable Margin then applicable to the Term Benchmark Loans that are Revolving Credit Loans multiplied by the actual daily amount available to be drawn under such Credit and (ii) for each commercial Letter of Credit, a rate per annum to be determined by L/C Issuer and Administrative Agent consistent with then prevailing market terms for issuances of commercial letters of credit; provided, however, any Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to L/C Issuer pursuant to this Section 2.03 will be payable, to the maximum extent permitted by applicable Law, to the other Revolving Credit Lenders in accordance with the upward adjustments in their respective Revolving Credit Percentage Share allocable to such Credit pursuant to Section 3.07(a)(iv), with the balance of such fee, if any, payable to L/C Issuer for its own account. For purposes of computing the actual daily amount available to be drawn under all Credits, the amount of each Credit will be determined in accordance with Section 1.09(e). Credit Fees will be (i) computed on a quarterly basis in arrears and (ii) due and payable on the last Business Day of each March, June, September and December (in each case for the calendar quarter then ending), commencing with the first such date to occur after the issuance of such Credit, on the Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Margin during any quarter, then the actual daily amount available to be drawn under all Credits will be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect. Notwithstanding anything to the contrary contained herein, while any Event of Default exists, upon written notice to Borrower from Required Revolving Credit Lenders, all Credit Fees will accrue at the Default Rate. (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. Borrower will pay directly to each L/C Issuer for its own account in respect of any Credits issued by or outstanding from such L/C Issuer, a fronting fee in Dollars with respect to each such Credit equal to 0.125% per annum, computed quarterly in arrears on the Dollar Equivalent of the daily maximum amount available to be drawn thereunder, due and payable quarterly in arrears on the last Business Day of each March, June, September and December (in each case for the calendar quarter then ending), commencing with the first such date to occur after the issuance of such Credit, on the Credit Expiration Date and thereafter on demand. In addition, Borrower will pay directly to L/C Issuer for its own account, in Dollars, the customary issuance, presentation,

82 amendment and other processing fees, and other standard costs and charges of the L/C Issuer relating to letters of credit and bank undertakings as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand of the L/C Issuer and are nonrefundable. (k) Additional L/C Issuers. Borrower may from time to time, upon not less than ten Business Days’ notice to Administrative Agent (or such shorter period as may be agreed by Administrative Agent in its sole discretion), designate a Lender hereunder as an additional L/C Issuer (upon obtaining such Lender’s prior consent thereto). Any such designation or increase in the number of L/C Issuers will be subject to the approval of Administrative Agent (such approval not to be unreasonably withheld). Administrative Agent will promptly notify Borrower and the Lenders of any designation and approval of an additional L/C Issuer. Upon any such approval of an additional L/C Issuer by Administrative Agent, such Lender will be an L/C Issuer for all purposes of this Agreement, and references to the L/C Issuers will mean and include such Lender in its capacity as an L/C Issuer. Any such additional L/C Issuer will be entitled to specify from time to time its Issuer Sublimit. In the absence of any notice from an additional L/C Issuer to Administrative Agent specifying its Issuer Sublimit from time to time in effect, such additional L/C Issuer’s Issuer Sublimit shall be deemed to equal the Credit Sublimit. (l) Conflict with Issuer Documents. If a conflict exists between the terms hereof and the terms of any Issuer Document, the terms hereof will control. Section 2.04. Swing Line Loans. (a) The Swing Line. Upon the terms, subject to the conditions and in reliance upon the representations and warranties of Borrower and each of the other Loan Parties set forth in this Agreement and in the other Loan Documents and upon the agreements of the Revolving Credit Lenders set forth in this Section 2.04, Swing Line Lender may in its sole and absolute discretion make loans (each such loan, a “Swing Line Loan”) in immediately available funds denominated in Dollars to Borrower on a revolving basis from time to time on any Business Day from the Third Restatement Effective Date through the tenth Business Day immediately preceding the last day of the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Revolving Credit Percentage Share of the Outstanding Amount of Revolving Credit Loans and Credit Obligations of the Revolving Credit Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided that, after giving effect to any Swing Line Loan, (i) the Total Revolving Credit Outstandings will not exceed the Aggregate Revolving Credit Commitments; and (ii) the aggregate Revolving Credit Exposure of any Revolving Credit Lender (including in its capacity as Swing Line Lender) will not exceed such Lender’s Revolving Credit Commitment. Each Swing Line Loan will be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender will be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to such Lender’s Revolving Credit Percentage Share multiplied by the amount of such Swing Line Loan. (b) Swing Line Borrowing Procedures. Each Swing Line Borrowing will be made upon Borrower’s irrevocable notice (a “Swing Line Loan Notice”) to Swing Line Lender and Administrative Agent, which, subject to the provisions of Section 10.02, may be given by approved electronic communication. Each such notice must be received by Swing Line Lender and Administrative Agent not later than 12:00 noon on the requested borrowing date, and must specify (i) the amount to be borrowed, which will be a minimum of $100,000, and (ii) the

83 requested borrowing date, which must be a Business Day. Each such notice by electronic communication must be confirmed promptly by delivery to Swing Line Lender and Administrative Agent of a separate written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of Borrower. Promptly after receipt by Swing Line Lender of any electronic communication Swing Line Loan Notice, Swing Line Lender will confirm with Administrative Agent (in writing, including by electronic communication) that Administrative Agent has also received such Swing Line Loan Notice and, if not, Swing Line Lender will notify Administrative Agent (in writing, including by electronic communication) of the contents thereof. Unless (A) the Swing Line has been terminated or suspended by Swing Line Lender as provided in this Agreement, including Section 2.04(a), (B) Swing Line Lender has received notice (in writing, including by electronic communication) from Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (1) directing Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (2) that at least one of the applicable conditions specified in Article IV is not then satisfied, or (C) Swing Line Lender has otherwise determined, in its sole and absolute discretion, not to fund the Swing Line Borrowing requested by Borrower in such Swing Line Loan Notice, then, subject to the terms and conditions hereof, Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in the related Swing Line Loan Notice, make the amount of its Swing Line Loan available to Borrower at its office by crediting the account of Borrower on the books of Swing Line Lender in immediately available funds. Revolving Credit Lenders agree that Swing Line Lender and Borrower may agree to modify the borrowing procedures used in connection with the Swing Line in its discretion and without affecting any of the obligations of Revolving Credit Lenders hereunder other than notifying Administrative Agent of a Swing Line Loan Notice. (c) Refinancing of Swing Line Loans. (i) Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of Borrower (which hereby irrevocably authorizes Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Revolving Credit Loan that is a Base Rate Loan in an amount equal to such Lender’s Revolving Credit Percentage Share of the then aggregate Outstanding Amount of Swing Line Loans. Such request will be made in writing (which written request will be deemed to be a Swing Line Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Revolving Credit Commitments and the conditions set forth in Section 4.02. Swing Line Lender will furnish Borrower with a copy of the applicable Swing Line Loan Notice promptly after delivering such notice to Administrative Agent. Each Revolving Credit Lender will make an amount equal to its Revolving Credit Percentage Share multiplied by the aggregate amount of the requested Revolving Credit Loans specified in such Swing Line Loan Notice available to Administrative Agent in immediately available funds (and Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of Swing Line Lender at Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Swing Line Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available will be deemed to have made a Revolving Credit Loan that is a Base Rate Loan to Borrower in such amount. Administrative Agent will promptly remit the funds so received to Swing Line Lender.

84 (ii) If for any reason the outstanding amount of all Swing Line Loans cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), then the request for Revolving Credit Loans that are Base Rate Loans submitted by Swing Line Lender as set forth herein will be deemed to be a request by Swing Line Lender that each Revolving Credit Lender fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to Administrative Agent for the account of Swing Line Lender pursuant to Section 2.04(c)(i) will be deemed payment in respect of such participation. (iii) If any Revolving Credit Lender fails to make available to Administrative Agent for the account of Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), Swing Line Lender will be entitled to recover from such Lender (acting through Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by Swing Line Lender in connection with the foregoing. A certificate of Swing Line Lender submitted to any Revolving Credit Lender (through Administrative Agent) with respect to any amounts owing under this clause (iii) will be conclusive absent manifest error. (iv) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) will be absolute and unconditional and will not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against Swing Line Lender, Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or Event of Default or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations will relieve or otherwise impair the obligation of Borrower to repay Swing Line Loans together with interest as provided herein. (v) Borrower may not use the proceeds of a Swing Line Loan borrowed pursuant to this Section 2.04 to refinance an outstanding Swing Line Loan. (d) Repayment of Participations. (i) If, at any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, Swing Line Lender receives any payment on account of such Swing Line Loan, then Swing Line Lender will distribute to such Lender an amount equal to its Revolving Credit Percentage Share multiplied by such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by Swing Line Lender. (ii) If any payment received by Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by Swing Line Lender under

85 any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by Swing Line Lender in its discretion), each Revolving Credit Lender will pay to Swing Line Lender an amount equal to its Revolving Credit Percentage Share multiplied by the amount to be returned on demand of Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. Administrative Agent will make such demand upon the request of Swing Line Lender. The obligations of Revolving Credit Lenders under this clause will survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of Swing Line Lender. Swing Line Lender will be responsible for invoicing Borrower for interest on Swing Line Loans. Until each Revolving Credit Lender funds its Revolving Credit Loan that is a Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Revolving Credit Percentage Share of any Swing Line Loan, interest in respect of such proportionate share will be solely for the account of Swing Line Lender. (f) Payments Directly to Swing Line Lender. Borrower will make all payments of principal and interest in respect of Swing Line Loans directly to Swing Line Lender. Section 2.05. Payments and Prepayments. (a) Payments of the Swing Line Loans. Subject to the other terms and provisions of this Agreement, including the acceleration of the Obligations outstanding hereunder and under the other Loan Documents pursuant to Section 8.03 following the occurrence of an Event of Default, Borrower will repay each Swing Line Loan (A) on the fifth Business Day following the Borrowing thereof, and (B) to the extent outstanding on the Revolving Credit Maturity Date, on the Revolving Credit Maturity Date; provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swing Line Loans then outstanding and the proceeds of any such Borrowing shall be applied by the Administrative Agent to repay any Swing Line Loans outstanding. (b) Payments of the Initial Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Initial Term Lenders on the last Business Day of each March, June, September and December (commencing with the last Business Day of the first full fiscal quarter ending after the Third Restatement Effective Date), an aggregate principal amount of Initial Term Loans equal to 1.25% of the aggregate principal amount of the Initial Term Loans outstanding on the Third Restatement Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in this Section 2.05). (c) Payments of the Incremental Term Loans. Subject to the other terms and provisions of this Agreement, including the acceleration of the Obligations outstanding hereunder and under the other Loan Documents pursuant to Section 8.03 following the occurrence of an Event of Default, the Incremental Term Loans will be payable on such dates and in such amounts as set forth in the applicable Incremental Term Documentation. (d) Voluntary Prepayments. (i) Borrower may, upon notice to Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty;

86 provided that (A) such notice must be received by Administrative Agent in the case of prepayment of (1) a Term Benchmark Borrowing denominated in Dollars, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, (2) an RFR Borrowing denominated in Dollars, not later than 11:00 a.m., New York City time, five Business Days before the date of prepayment, (3) in the case of prepayment of a Term Benchmark Borrowing denominated in Euros, Yen or Canadian Dollars, not later than 12:00 p.m., New York City time, three Business Days before the date of prepayment, (4) in the case of prepayment of an RFR Borrowing denominated in Sterling, not later than 11:00 a.m., New York City time, five RFR Business Days before the date of prepayment, (5) in the case of prepayment of an RFR Borrowing denominated in Swiss Francs, not later than 11:00 a.m., New York City time, five RFR Business Days before the date of prepayment, (6) in the case of prepayment of a Base Rate Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment or (7) in the case of prepayment of a Swing Line Loan, not later than 12:00 noon, New York City time, on the date of prepayment and (B) any prepayment of Loans that are (1) Term Benchmark Loans denominated in Dollars will be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof, (2) Base Rate Loans will be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof and (3) Loans denominated in an Alternative Currency will be in a principal amount of a Dollar Equivalent of $5,000,000 or a whole multiple of a Dollar Equivalent of $100,000 in excess thereof, or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice will specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. Administrative Agent will promptly notify each applicable Lender of its receipt of each such notice and of the amount of such Lender’s Percentage Share thereof. If Borrower gives such notice, then Borrower’s prepayment obligation will be irrevocable, and Borrower will make such prepayment and the payment amount specified in such notice will be due and payable on the date specified therein. Notwithstanding the foregoing, any such notice of prepayment delivered in connection with any refinancing of all of the Obligations hereunder with the proceeds of such refinancing or of any incurrence of Indebtedness, may be, if expressly so stated to be, contingent upon the consummation of such refinancing or incurrence and may be revoked by Borrower in the event such refinancing is not consummated. Any prepayment of a Loan will be accompanied by any additional amounts required pursuant to Section 3.05 (including amounts required pursuant to Section 3.05(c) and any foreign exchange losses). Subject to Section 3.07, each such prepayment of Revolving Credit Loans will be applied to the Revolving Credit Loans of the Revolving Credit Lenders in accordance with their respective Revolving Credit Percentage Shares. With respect to each Facility of Term Loans, all prepayments under this Section 2.05(d) shall be applied against the remaining scheduled installments of principal due in respect of such Facility of Term Loans as directed by the Borrower (or, in the absence of direction from the Borrower, to the remaining scheduled amortization payments in respect of such Facility of Term Loans in direct order of maturity), and each such prepayment shall be paid to the Term Lenders of such Facility in accordance with their respective Percentage Shares of the applicable Facility. (ii) Borrower may, upon notice to Swing Line Lender (with a copy to Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that: (A) such notice must be received by Swing Line Lender and Administrative Agent not later than 1:00 p.m. on the date of the prepayment; and (B) any such prepayment will be in a minimum principal amount of $100,000 or, if the aggregate Outstanding Amount of Swing Line

87 Loans is less, the entire Outstanding Amount thereof. Each such notice will specify the date and amount of such prepayment. If Borrower gives such a notice, then Borrower’s prepayment obligation will be irrevocable, and Borrower will make such prepayment and the payment amount specified in such notice will be due and payable on the date specified therein. (e) Mandatory Prepayments. (i) If, on any date, and for any reason, including following any reduction of the Aggregate Revolving Credit Commitments pursuant to Section 2.06, the Outstanding Amount of Credit Obligations exceeds the Credit Sublimit, Borrower will promptly (and in any event within three Business Days thereof) Cash Collateralize the Outstanding Amount of such Credit Obligations in an amount equal to such excess. Any Cash Collateral required to be provided pursuant to this Section 2.05 will be subject to release in accordance with Section 2.15(d). (ii) If, on any date the Total Revolving Credit Outstandings, less the amount of Credit Obligations Cash Collateralized, exceeds the Aggregate Revolving Credit Commitments then in effect, including after giving effect to any reduction of the Aggregate Revolving Credit Commitments pursuant to Section 2.06, Borrower will promptly (and in any event within two Business Days thereof), prepay the outstanding principal amount of the Revolving Credit Loans, Swing Line Loans and Credit Borrowings by an amount equal to the applicable excess. Any such prepayment will be applied, first, to any Credit Borrowings, second, to prepay any outstanding Swing Line Loans and third, to prepay any outstanding Revolving Credit Loans. (iii) If, on any Revaluation Date, the Dollar Equivalent of the Total Revolving Credit Outstandings in Alternative Currencies exceeds the lesser of (A) 105% times the Alternative Currency Available Credit then in effect and (B) the Aggregate Revolving Credit Commitments then in effect, including after giving effect to any reduction of the Aggregate Revolving Credit Commitments pursuant to Section 2.06, Borrower will promptly (and in any event within two Business Days thereof), (x) prepay the Dollar Equivalent of the outstanding principal amount of the Revolving Credit Loans in Alternative Currencies and Credit Borrowings in Alternative Currencies by an amount equal to the applicable excess or (y) Cash Collateralize the Dollar Equivalent of the Outstanding Amount of such Credit Obligations in Alternative Currencies in an amount equal to the applicable excess. Any Cash Collateral required to be provided pursuant to this Section 2.05 will be subject to release in accordance with Section 2.12(d). (iv) If, following any reduction of the Aggregate Revolving Credit Commitments pursuant to Section 2.06, the aggregate Outstanding Amount of Swing Line Loans would exceed the Swing Line Sublimit (including as reduced by such reduction), Borrower will prepay on the reduction date the Outstanding Amount of Swing Line Loans by an amount equal to the amount by which such Outstanding Amount exceeds the Swing Line Sublimit. (v) No later than the fifth Business Day following the receipt of Net Asset Sale Proceeds in respect of any Prepayment Asset Sale or Net Insurance/Condemnation Proceeds, the Borrowers shall apply an amount equal to the Required Net Proceeds Percentage of the Net Asset Sale Proceeds or Net Insurance/Condemnation Proceeds received with respect thereto in excess of the threshold contained in the proviso to this

88 clause (e)(v) (collectively, the “Subject Proceeds”) to prepay the outstanding principal amount of Subject Loans; provided that (A) if prior to the date any such prepayment is required to be made, the Borrower notifies the Administrative Agent of its intention to reinvest the Subject Proceeds in the business (other than Cash or Cash Equivalents) of the Borrower or any of its Restricted Subsidiaries, then so long as no Event of Default then exists, the Borrower shall not be required to make a mandatory prepayment under this clause (ii) in respect of the Subject Proceeds to the extent (x) the Subject Proceeds are so reinvested within 18 months following receipt thereof, or (y) the Borrower or any of its Restricted Subsidiaries has committed to so reinvest the Subject Proceeds during such 18- month period and the Subject Proceeds are so reinvested within 24 months following the receipt thereof; it being understood that if the Subject Proceeds have not been so reinvested prior to the expiration of the applicable period, the Borrower shall promptly prepay the Subject Loans with the amount of Subject Proceeds not so reinvested as set forth above (without regard to the immediately preceding proviso) and (B) if, at the time that any such prepayment would be required hereunder, the Borrower or any of its Restricted Subsidiaries is required to prepay, repay or repurchase (or offer to repurchase) any Indebtedness that is secured on a pari passu basis with any Obligation that is secured on a first lien basis pursuant to the terms of the documentation governing such Indebtedness (such Indebtedness, “Other Applicable Indebtedness”), then the relevant Person may apply the Subject Proceeds on a pro rata basis to the prepayment of the Subject Loans and to the prepayment, repurchase or repayment of such Other Applicable Indebtedness (determined on the basis of the aggregate outstanding principal amount of the Subject Loans and such Other Applicable Indebtedness (or accreted amount if such Other Applicable Indebtedness is issued with original issue discount) at such time); it being understood that (1) the portion of the Subject Proceeds allocated to such Other Applicable Indebtedness shall not exceed the amount of the Subject Proceeds required to be allocated to such Other Applicable Indebtedness pursuant to the terms thereof (and the remaining amount, if any, of the Subject Proceeds shall be allocated to the Subject Loans in accordance with the terms hereof), and the amount of the prepayment of the Subject Loans that would have otherwise been required pursuant to this Section 2.05(e)(v) shall be reduced accordingly and (2) to the extent the holders of such Other Applicable Indebtedness decline to have such Indebtedness prepaid or repurchased, the declined amount shall promptly (and in any event within ten Business Days after the date of such rejection) be applied to prepay the Subject Loans in accordance with the terms hereof; provided, however, the obligation to make a prepayment under this Section 2.05(e)(v) in any Fiscal Year shall only apply if and to the extent the aggregate amount of Net Asset Sale Proceeds resulting from Prepayment Asset Sales and Net Insurance/Condemnation Proceeds received by the Borrower and its Restricted Subsidiaries exceeds $15,000,000 in such Fiscal Year (and in such case, only to the extent of such excess). (vi) In the event that the Borrower or any of its Restricted Subsidiaries receives Net Cash Proceeds from the issuance or incurrence of Indebtedness by the Borrower or any of its Restricted Subsidiaries (other than Indebtedness that is permitted to be incurred under Section 7.03, except to the extent the relevant Indebtedness constitutes (A) Refinancing Term Loans incurred to refinance all or a portion of any Facility of Term Loans pursuant to Section 2.19, (B) Credit Agreement Refinancing Indebtedness or (C) Incremental Loans incurred to refinance all or a portion of any Facility of Term Loans pursuant to Section 2.14, in each case to the extent required by the terms thereof to prepay or offer to repay such Indebtedness), the Borrower shall, promptly upon (and in any event not later than two Business Days thereafter) the receipt of such Net Cash Proceeds by the relevant Person, apply an amount equal to 100% of

89 such Net Cash Proceeds to prepay the outstanding principal amount of the applicable portion of the relevant Facility of Term Loans in accordance with clause (ix) below. (vii) Notwithstanding anything in this Section 2.05(e) to the contrary: (A) the Borrower shall not be required to prepay any amount that would otherwise be required to be paid pursuant to Section 2.05(e)(v) above to the extent that the relevant Subject Proceeds are received by any Foreign Subsidiary, as the case may be, for so long as the Borrower determines in good faith that the repatriation to the Borrower of any such amount would be prohibited or delayed under any Law or conflict with the fiduciary duties of such Foreign Subsidiary’s directors, or result in, or could reasonably be expected to result in, a material risk of personal or criminal liability for any officer, director, employee, manager, member of management or consultant of such Foreign Subsidiary (the Borrower hereby agreeing to cause the applicable Foreign Subsidiary to promptly take all commercially reasonable actions required by applicable Law to permit such repatriation; it being understood that if the repatriation of the relevant affected Subject Proceeds is permitted under the applicable Law and, to the extent applicable, would no longer conflict with the fiduciary duties of such director, or result in, or be reasonably expected to result in, a material risk of personal or criminal liability for the Persons described above, in either case, within 365 days following the event giving rise to the relevant Subject Proceeds, the relevant Foreign Subsidiary will promptly repatriate the relevant Subject Proceeds and the repatriated Subject Proceeds will be promptly (and in any event not later than two Business Days after such repatriation) applied (net of additional Taxes payable or reserved against such Subject Proceeds as a result thereof) to the repayment of the Term Loans pursuant to this Section 2.05(e) to the extent required herein (without regard to this clause (vii)), (B) the Borrower shall not be required to prepay any amount that would otherwise be required to be paid pursuant to Section 2.05(e)(v) to the extent that the relevant Subject Proceeds are received by any joint venture for so long as the Borrower determines in good faith that the distribution to the Borrower of such Subject Proceeds would be prohibited under the Organizational Documents (or any relevant shareholders’ or similar agreement) governing such joint venture; it being understood that if the relevant prohibition ceases to exist within the 365-day period following the event giving rise to the relevant Subject Proceeds, the relevant joint venture will promptly distribute the relevant Subject Proceeds, and the distributed Subject Proceeds will be promptly (and in any event not later than two Business Days after such distribution) applied to the repayment of the Term Loans pursuant to this Section 2.05(e) to the extent required herein (without regard to this clause (vii)), (C) the Borrower shall not be required to prepay any amount that would otherwise be required to be paid pursuant to Section 2.05(e)(v) to the extent that the relevant Subject Proceeds are received by any Foreign Subsidiary that is not a Loan Party, in each case, for so long as the Borrower determines in good faith that the distribution to the Borrower of such Subject Proceeds would be prohibited under an agreement permitted pursuant to Section 7.09 by which such Foreign Subsidiary is bound governing any Indebtedness; it being

90 understood that if the relevant prohibition ceases to exist within the 365-day period following the event giving rise to the relevant Subject Proceeds, the relevant Foreign Subsidiary will promptly distribute the relevant Subject Proceeds, and the distributed Subject Proceeds will be promptly (and in any event not later than two Business Days after such distribution) applied to the repayment of the Term Loans pursuant to this Section 2.05(e) to the extent required herein (without regard to this clause (vii)), and (D) if the Borrower determines in good faith that the repatriation (or other intercompany distribution) to the Borrower as a distribution or dividend of any amounts required to mandatorily prepay the Term Loans pursuant to Section 2.05(e)(v) above that are attributable to any Foreign Subsidiary would result in a material and adverse Tax liability (including any withholding Tax) (such amount, a “Restricted Amount”), the amount that the Borrower is required to mandatorily prepay pursuant to Section 2.05(e)(v) above shall be reduced by the Restricted Amount; provided that to the extent that the repatriation (or other intercompany distribution) of the relevant Subject Proceeds from the relevant Foreign Subsidiary would no longer have a material and adverse tax consequence within the 365-day period following the event giving rise to the relevant Subject Proceeds an amount equal to the Subject Proceeds, to the extent available, not previously applied pursuant to this clause (D), shall be promptly applied to the repayment of the Term Loans pursuant to Section 2.05(e) as otherwise required above; (viii) Any Term Lender may elect, by notice to the Administrative Agent at or prior to the time and in the manner specified by the Administrative Agent, prior to any prepayment of Term Loans required to be made by the Borrowers pursuant to this Section 2.05(e), to decline all (but not a portion) of its Percentage Share of such prepayment (such declined amounts, the “Declined Proceeds”), in which case such Declined Proceeds may be retained by the Borrower; provided that for the avoidance of doubt, no Lender may reject any prepayment made under Section 2.05(e)(vi) above to the extent that such prepayment is made with the Net Proceeds of (x) Refinancing Term Loans incurred to refinance all or a portion of the Term Loans pursuant to Section 2.19 or (y) Incremental Loans incurred to refinance all or a portion of the Term Loans pursuant to Section 2.14. If any Lender fails to deliver a notice to the Administrative Agent of its election to decline receipt of its Percentage Share of any mandatory prepayment within the time frame specified by the Administrative Agent, such failure will be deemed to constitute an acceptance of such Lender’s Percentage Share of the total amount of such mandatory prepayment of Term Loans. (ix) Except as otherwise contemplated in this Agreement or provided in any Refinancing Facility Agreement, any Incremental Facility Amendment or any Extension Amendment (provided that such Refinancing Facility Agreement, Incremental Facility Agreement or Extension Amendment may not provide that the applicable Facility of Term Loans receive a greater than pro rata portion of mandatory prepayments of Term Loans pursuant to Section 2.05(e) than would otherwise be permitted by this Agreement), in each case effectuated or issued in a manner consistent with this Agreement, each prepayment of Term Loans pursuant to Sections 2.05(e)(v) and (e)(vi) shall be applied ratably to each Facility of Term Loans then outstanding which is pari passu with the Initial Term Loans in right of payment and with respect to security (provided that any prepayment of Term Loans with the Net Cash Proceeds of any Refinancing Loans, any

91 Incremental Term Facility or any Credit Agreement Refinancing Indebtedness incurred for the purpose of refinancing or replacing such Term Loans shall be applied to the applicable Facility of Loans being refinanced or replaced). With respect to each Facility of Term Loans, all prepayments accepted under this Section 2.05(e) shall be applied against the remaining scheduled installments of principal due in respect of such Facility of Term Loans as directed by the Borrower (or, in the absence of direction from the Borrower, to the remaining scheduled amortization payments in respect of such Facility of Term Loans in direct order of maturity), and each such prepayment shall be paid to the Term Lenders of such Facility in accordance with their respective Percentage Shares of the applicable Facility. If no Lender exercises the right to waive a prepayment of the Term Loans pursuant to Section 2.05(e)(viii), the amount of such mandatory prepayments shall be applied first to the then outstanding Term Loans that are Base Rate Loans to the full extent thereof and then to the then outstanding Term Loans that are Term Benchmark Loans (or RFR Loans, as applicable) in a manner that minimizes the amount of any payments required to be made by the Borrowers pursuant to Section 3.05. (x) Prepayments made under this Section 2.05(e) shall be (A) accompanied by accrued interest as required by Section 2.08 and (B) subject to Section 3.05, but shall otherwise be without premium or penalty. (f) Application of Certain Payments. Subject to the other provisions of this Agreement applicable to the prepayment of Loans, any prepayment of Loans denominated in Dollars will be applied first to Base Rate Loans to the full extent thereof before application to Term Benchmark Loans (or RFR Loans, if applicable), in each case in a manner which minimizes the amount of any payments required to be made by Borrower pursuant to Section 3.05. Section 2.06. Termination or Reduction of Aggregate Revolving Credit Commitments. Borrower may, upon notice to Administrative Agent, terminate the Aggregate Revolving Credit Commitments, or from time to time permanently reduce the Aggregate Revolving Commitments; provided that (a) any such notice will be irrevocable and received by Administrative Agent not later than 12:00 noon one Business Day prior to the requested effective date of such termination or reduction; (b) any such partial reduction will be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof; (c) Borrower will not terminate or reduce the Aggregate Revolving Credit Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Credit Outstandings would exceed the Aggregate Revolving Credit Commitments; and (d) if, after giving effect to any reduction of the Aggregate Revolving Credit Commitments, the Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Revolving Credit Commitments, such sublimit(s) will be automatically reduced by the amount of such excess. Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. Any reduction of the Aggregate Revolving Credit Commitments will be applied to the commitment of each Revolving Credit Lender according to its Revolving Credit Percentage Share thereof. All Revolving Credit Commitment Fees accrued until the effective date of any termination of the Aggregate Revolving Credit Commitments will be paid on the effective date of such termination. Section 2.07. Final Repayment of Loans. (a) Payments Due on Revolving Credit Maturity Date. On the Revolving Credit Maturity Date, Borrower will repay (i) to the 2024 Revolving Credit Lenders in full the aggregate

92 Outstanding Amount of all Revolving Credit Loans held by such Lender and (ii) to Swing Line Lender in full the aggregate Outstanding Amount of all Swing Line Loans, and in each case all accrued and unpaid interest thereon. (b) Payments Due on 2027 Revolving Credit Maturity Date. On the 2027 Revolving Credit Maturity Date, Borrower will repay (i) to the 2027 Revolving Credit Lenders in full the aggregate Outstanding Amount of all 2027 Revolving Credit Loans held by such Lender and (ii) to Swing Line Lender in full the aggregate Outstanding Amount of all Swing Line Loans, and in each case all accrued and unpaid interest thereon. (c) Payments due on Initial Term Loan Maturity Date. On the Initial Term Loan Maturity Date, Borrower will repay to the Initial Term Loan Lenders in full the aggregate Outstanding Amount of the Initial Term Loans and all accrued and unpaid interest thereon. (d) Payments Due on Incremental Term Loan Maturity Date. For each Incremental Term Loan, on the Incremental Term Loan Maturity Date applicable to such Incremental Term Loan, Borrower will repay to the Incremental Term Loan Lenders in full the aggregate Outstanding Amount of such Incremental Term Loan and all accrued and unpaid interest thereon. Section 2.08. Interest; Applicable Margins. (a) Interest Generally. At the option of the Borrower, Loans denominated in Dollars (other than Swing Line Loans) will be Term Benchmark Loans or Base Rate Loans. Subject to the provisions of Section 2.08(b), (i) the Loans comprising each ABR Borrowing (including each Swing Line Loan) shall bear interest at the Base Rate plus the Applicable Margin, (ii) the Loans comprising each Term Benchmark Borrowing shall bear interest in the case of a Term Benchmark Loan, at the Adjusted Term SOFR Rate, the Adjusted EURIBOR Rate, the Adjusted TIBOR Rate or the CDOR Rate, as applicable, for the Interest Period in effect for such Borrowing plus the Applicable Margin and (iii) each RFR Loan shall bear interest at a rate per annum equal to the applicable Adjusted Daily Simple RFR plus the Applicable Margin. To the extent that any calculation of interest or any fee required to be paid under this Agreement shall be based on (or result in) a calculation that is less than zero, such calculation shall be deemed zero for purposes of this Agreement. (b) Default Rate. (i) If (A) an Event of Default occurs under Section 8.01(a)(i) as a result of Borrower’s failure to timely make any principal payment on the Obligations when due and payable under this Agreement or any of the other Loan Documents, whether at stated maturity, by acceleration or otherwise, or (B) an Event of Default occurs under Section 8.01(f) or Section 8.01(g), or (C) an Event of Default occurs under Section 8.01(l) as the result of the occurrence of a Change of Control, then in any such event, any outstanding Obligations under this Agreement and the other Loan Documents (except for undrawn Credits) will thereafter, from the date such Event of Default occurred and continuing until the related Event of Default has been cured or waived in accordance with Section 10.01, without any required notice from Lenders or Administrative Agent, bear interest at a fluctuating rate per annum at all times equal to the Default Rate, to the fullest extent permitted by applicable Laws. (ii) If an Event of Default occurs under Section 8.01(a)(ii) as a result of Borrower’s failure to timely make any payment (other than a principal payment subject to

93 Section 8.01(a)(i)) on the Obligations when due and payable under this Agreement or any of the other Loan Documents, whether at stated maturity, by acceleration or otherwise, then, without limitation of and in addition to clause (i) of this Section 2.08(b), upon written notice to Borrower from Required Lenders (or from Administrative Agent at the direction of Required Lenders), any outstanding Obligations under this Agreement and the other Loan Documents (except for undrawn Credits) will, effective as of the date of delivery of such written notice to Borrower and continuing until the related Event of Default has been cured or waived in accordance with Section 10.01 of this Agreement, bear interest at a fluctuating rate per annum at all times equal to the Default Rate, to the fullest extent permitted by applicable Laws. (iii) Accrued and unpaid interest on past due amounts (including interest on past due interest) will be due and payable upon demand (and if no demand is made, on the dates such interest would otherwise be payable hereunder). (c) Payment Dates; Accrual of Interest. Interest on each Loan will be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder (including interest at the Default Rate, to the extent applicable in accordance with Section 2.08(b)) will be due and payable in accordance with the terms hereof both before and after judgment, and both before and after the commencement of any proceeding under any Debtor Relief Law. (d) Increases and Decreases of Applicable Margins. Any increase or decrease in any Applicable Margin resulting from a change in the Consolidated Leverage Ratio will become effective as of the date that is the earlier of (i) the last date by which Borrower is otherwise required to deliver a Compliance Certificate in accordance with Section 6.01(d) for given period (each such date, a “calculation date”) and (ii) the date that is two Business Days after the date on which Borrower actually delivers a Compliance Certificate in accordance with Section 6.01(d) for a given period; provided that the Applicable Margins in effect from the Third Restatement Effective Date to the date that is two Business Days following receipt by Administrative Agent of a timely delivered Compliance Certificate with respect to the first Test Period ending after the Third Restatement Effective Date will be set at levels corresponding to Tier V as indicated on the grid set forth in the definition of “Applicable Margin”; provided, further, that, if any Compliance Certificate required to be delivered in accordance with Section 6.01(d) is not delivered to Administrative Agent on or before the related calculation date, then the levels corresponding to Tier V as indicated on the grid set forth in the definition of “Applicable Margin” will apply, effective on the related calculation date until two Business Days after such Compliance Certificate is actually received by Administrative Agent. Notwithstanding the foregoing, if, as a result of any restatement of or other adjustment to the financial statements of Borrower or for any other reason, Borrower or Administrative Agent (which may be at the direction of Required Lenders) determine that (A) the Consolidated Leverage Ratio as calculated by Borrower as of any applicable date was inaccurate and (B) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, Borrower will immediately and retroactively be obligated to pay to Administrative Agent for the account of the applicable Lenders or the applicable L/C Issuer(s), as the case may be, promptly on demand by Administrative Agent accompanied by calculations supporting Administrative Agent’s determination (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code, automatically and without further action by Administrative Agent, any Lender or L/C Issuer), an amount equal to

94 the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. (e) Interest Act (Canada). For the purposes of the Interest Act (Canada), (i) whenever a rate of interest or fee rate hereunder is calculated on the basis of a year (the “deemed year”) that contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or fee rate shall be expressed as a yearly rate by multiplying such rate of interest or fee rate by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year, (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder and (iii) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields. Section 2.09. Fees. Section 2.09. Fees. In addition to certain fees described in Sections 2.03(i) and (j): (a) Revolving Credit Facility Commitment Fee. Subject to Section 3.07(a)(iii), Borrower will pay to Administrative Agent for the account of each Revolving Credit Lender (other than a Defaulting Lender) in accordance with its Revolving Credit Percentage Share, a commitment fee (the “Revolving Credit Commitment Fee”) equal to the Applicable Margin then in effect corresponding to the Revolving Credit Commitment Fees multiplied by the actual daily amount by which the Aggregate Revolving Credit Commitments exceed the sum of the Total Revolving Credit Outstandings less the Outstanding Amount of Swing Line Loans as of and for such date of determination, subject to adjustment as provided in Section 3.07; provided that the Applicable Margin in effect from the Third Restatement Effective Date to the date that is two Business Days following receipt by Administrative Agent of a timely delivered Compliance Certificate with respect to the first Test Period ending after the Third Restatement Effective Date will be set at levels corresponding to Tier V as indicated on the grid set forth in the definition of “Applicable Margin”; provided, further, that, if any Compliance Certificate required to be delivered in accordance with Section 6.01(d) is not delivered to Administrative Agent on or before the related calculation date, then the levels corresponding to Tier V as indicated on the grid set forth in the definition of “Applicable Margin” will apply, effective on the related calculation date until two Business Days after such Compliance Certificate is actually received by Administrative Agent. The Revolving Credit Commitment Fee will accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article 4 is not met, and will be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Third Restatement Effective Date, and on the Revolving Credit Maturity Date. The Revolving Credit Commitment Fee will be calculated quarterly in arrears, and if there is any change in the Aggregate Revolving Credit Commitments or in the Applicable Margin during any quarter, the actual daily amount will be computed and multiplied by such Aggregate Revolving Credit Commitments or such Applicable Margin separately for each period during such quarter that such Aggregate Revolving Credit Commitments or such Applicable Margin was in effect. (b) Administrative Agent’s Fees. Borrower will pay to Administrative Agent for Administrative Agent’s own account such fees as are specified as owing to such Person in the Fee Letter. Section 2.10. Computations of Interest and Fees.

95 All computations of interest for Base Rate Loans based on the Prime Rate will be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of interest and fees hereunder will be made on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a year of 365 or 366 days, as applicable), or, in the case of interest in respect of Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest will accrue on each Loan for the day on which the Loan is made, and will not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made will, subject to Section 2.12(a), bear interest for one day. Each determination by Administrative Agent of an interest rate or fee hereunder will be conclusive and binding for all purposes, absent manifest error. Section 2.11. Evidence of Indebtedness. (a) Evidence of Payments. The Credit Extensions made by each Lender will be evidenced by one or more accounts or records maintained by such Lender and by Administrative Agent in the ordinary course of business, including the Register as described in Section 10.06(c). The accounts or records maintained by Administrative Agent will be conclusive absent manifest error of the amount of the Credit Extensions made by Lenders to Borrower and the interest and payments thereon. Any failure to so record or any error in doing so will not, however, limit or otherwise affect the obligation of Borrower hereunder to pay any amount owing with respect to the Obligations. Upon the request of any Lender or the Swing Line Lender made through Administrative Agent, Borrower will execute and deliver to such Lending Party (through Administrative Agent) a Note, which Note will be, for Revolving Credit Loans, a “Revolving Credit Note” substantially in the form attached as Exhibit E-1, for Initial Term Loans, an “Initial Term Loan Note” substantially in the form attached as Exhibit E-2, for Incremental Term Loans, an “Incremental Term Loan Note” substantially in the form attached as Exhibit E-3 and for Swing Line Loans, a “Swing Line Note” substantially in the form attached as Exhibit E-4, each of which will evidence such Lending Parties’ Loans in addition to such accounts or records. Each Lending Party may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) Evidence of Certain Participations. In addition to the accounts and records referred to in Section 2.11(a), each Lender and Administrative Agent will maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Credits and Swing Line Loans. If any conflict exists between the accounts and records maintained by Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of Administrative Agent will control in the absence of manifest error. Section 2.12. Payments Generally; Right of Administrative Agent to Make Deductions Automatically. (a) Payments Generally. (i) All payments to be made by Borrower will be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by Borrower hereunder will be made to Administrative Agent, for the account of the respective Lender to which such payment is owed, at Administrative Agent’s Office in Same Day Funds not later than (i) 12:00 noon

96 on the date specified herein or (ii) after the Applicable Time specified by Administrative Agent in the case of payments in an Alternative Currency. If, for any reason, Borrower is prohibited by any requirement of applicable Law from making any required payment hereunder in an Alternative Currency, Borrower will make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. Administrative Agent will promptly distribute to each Lender its Percentage Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lending Party’s Lending Office. All payments received by Administrative Agent after 12:00 noon will be deemed received on the next succeeding Business Day and any applicable interest or fee will continue to accrue; provided, however, that at the request of Administrative Agent, payments of interest on Loans denominated in an Alternative Currency will be made in the applicable Alternative Currency in immediately available funds to such account at such bank as Administrative Agent may designate to Borrower, no later than 12:00 noon (local time in the place where such bank is located) on the due date. If any payment to be made by Borrower will come due on a day other than a Business Day, payment will be made on the next following Business Day, and such extension of time will be reflected in computing interest or fees, as the case may be. (ii) Borrower hereby authorizes Administrative Agent (A) to deduct automatically all principal, interest or fees when due hereunder or under any Note from any account of Borrower maintained with Administrative Agent and (B) if and to the extent any payment of principal, interest or fees under this Agreement or any Note is not made when due to deduct any such amount from any or all of the accounts of Borrower maintained at Administrative Agent. Administrative Agent agrees to provide written notice to Borrower of any automatic deduction made pursuant to this Section 2.12(a)(ii) showing in reasonable detail the amounts of such deduction. Each Lender agrees to reimburse Borrower based on its Percentage Share for any amounts deducted from such accounts in excess of amount due hereunder and under any other Loan Documents. (b) Fundings by the Lenders, Payments by Borrower and Presumptions by Administrative Agent. (i) Unless Administrative Agent will have received notice from a Lender (A) in the case of Base Rate Loans (including Swing Line Loans), two hours prior to the proposed time of such Borrowing, and (B) otherwise prior to the proposed date of any Borrowing that such Lender will not make available to Administrative Agent such Lender’s share of such Borrowing, Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 and may, in reliance upon such assumption, make available to Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to Administrative Agent, then the applicable Lender, on the one hand, and Borrower, on the other hand, each severally agrees to pay to Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from the date such amount is made available to Borrower to the date of payment to Administrative Agent, at (1) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by Administrative Agent in connection with the foregoing; and (2) in the case of a payment to be made by Borrower, the interest rate applicable to Revolving Credit Loans that are Base Rate Loans. If Borrower and such Lender will pay such interest to Administrative

97 Agent for the same or an overlapping period, Administrative Agent will promptly remit to Borrower the amount of such interest paid by Borrower for such period. If such Lender pays its share of the applicable Borrowing to Administrative Agent, then the amount so paid will constitute such Lender’s Loan included in such Borrowing. Any payment by Borrower will be without prejudice to any claim Borrower may have against a Lender that will have failed to make such payment to Administrative Agent. (ii) Unless Administrative Agent will have received notice from Borrower prior to the date on which any payment is due hereunder to Administrative Agent for the account of the Lenders or any L/C Issuer that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if Borrower has not in fact made such payment, then the Lenders and the L/C Issuer, as the case may be, each severally agrees to repay to Administrative Agent forthwith on demand the amount so distributed to such Lenders or the L/C Issuer, as the case may be, in immediately available funds with interest thereon, for each day from the date such amount is distributed to it to the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of Administrative Agent to any Lender or Borrower with respect to any amount owing under this Section 2.12(b) will be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. Subject to Section 2.03 and Section 2.04, if any Lender makes available to Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article 2 and such funds are not made available to Borrower by Administrative Agent because the conditions to the applicable Credit Extension set forth in Article 4 are not satisfied or waived in accordance with the terms hereof, Administrative Agent will promptly return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of the Lenders are Several and not Joint. The obligations of the Lenders hereunder to make Loans, to fund participations in Credits and Swing Line Loans and to make payments under Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder will not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender will be responsible for the failure of any other Lender to so make its Loan, purchase its participation or to make its payment under Section 2.12(b)(ii), Section 10.04(c) or Section 10.05. (e) Funding Sources. Nothing herein will be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. Section 2.13. Sharing of Payments. Section 2.13. Sharing of Payments. If any Lender will, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or the participations in Credit Obligations or in Swing Line Loans held by it, resulting in such Lender receiving payment of a proportion of the aggregate amount of such

98 Loans or participations and accrued interest thereon greater than its Percentage Share (or other applicable share as provided herein) thereof as provided herein, then the Lender receiving such greater proportion will: (a) notify Administrative Agent of such fact; and (b) purchase (for Cash at face value) participations in the Loans and subparticipations in Credit Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as will be equitable, so that the benefit of all such payments will be shared by Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that: (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations will be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section 2.13 will not be construed to apply to (A) any payment made by or on behalf of Borrower pursuant to and in accordance with the express terms of this Agreement including the application of funds arising from the existence of a Defaulting Lender, (B) the application of Cash Collateral provided for in Section 2.15 or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in Credit Obligations or Swing Line Loans to any assignee or participant, other than an assignment to any Loan Party or any Affiliate thereof (as to which the provisions of this Section 2.13 will apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. Section 2.14. Increase in Aggregate Commitments. (a) Increase in Aggregate Commitments Generally. Subject to the further conditions set forth in Section 2.14(c), upon notice to Administrative Agent, at any time after the Third Restatement Effective Date but not less than thirty days prior to the Revolving Credit Maturity Date, Borrower may request one or more Incremental Term Loan Commitments or one or more Additional Revolving Credit Commitments; provided that (i) after giving effect to any such addition, the aggregate amount of Additional Revolving Credit Commitments and Incremental Term Loan Commitments that have been added pursuant to this Section 2.14 will not exceed the Incremental Cap (provided that any new Incremental Term Loan Commitment or Additional Revolving Credit Commitment, if it is incurred and becomes effective as of a date when the Unlimited Incremental Basket (as defined in clause (b) of the definition of “Incremental Cap” set forth in Section 1.01, with the Consolidated First Lien Leverage Ratio being calculated for such purpose without giving effect to any substantially concurrent incurrence of any new Incremental Term Loan Commitment or Additional Revolving Credit Commitment under and in reliance on the Adjusted Fixed Cap (as defined in clause (a) of the definition of “Incremental Cap”)) is in effect shall be deemed incurred under and reliance on the Unlimited Incremental Basket rather than the Adjusted Fixed Cap; (ii) any such addition will be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof (provided that such amount may be less than $10,000,000 if such amount represents all remaining availability under the then- existing Incremental Cap; (iii) no Lender will be required to participate in the Additional Revolving Credit Commitments or Incremental Term Loan Commitments; and (iv) the terms and conditions of any Incremental Term Loans (including as to the interest rate, fees, premium, required prepayments and participation in prepayments, amortization schedule and final maturity thereof or applicable thereto) shall be agreed to between the Borrower and the Lenders or additional lenders providing such Incremental Term Loans; provided that:

99 (A) the Additional Revolving Credit Loans and Incremental Term Loans will (1) rank equal in right of payment with the Revolving Credit Loans and Initial Term Loans, (2) be secured only by the Collateral securing the Loan Document Obligations (or assets that will become Collateral in connection with such transaction) and be secured on a pari passu basis with the Loan Document Obligations and (3) only be guaranteed by the Loan Parties (or Persons that will become Loan Parties in connection with such transaction); (B) the final maturity date with respect to any Incremental Term Loans (other than customary bridge loans, which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide for an earlier maturity date than the Initial Term Loan Maturity Date) shall be no earlier than the Initial Term Loan Maturity Date or the 2027 Revolving Credit Maturity Date; (C) the weighted average life to maturity of any Incremental Term Loan Facility (other than customary bridge loans, which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide for a shorter weighted average life to maturity than the weighted average life to maturity of any then-existing tranche of Initial Term Loans) shall be no shorter than the remaining weighted average life to maturity of any then-existing tranche of Initial Term Loans; (D) the final maturity date or commitment termination date of any Additional Revolving Credit Loans shall be no earlier than the 2027 Revolving Credit Maturity Date; and/or (E) no Incremental Term Loan Facility will require any mandatory prepayment (other than scheduled amortization) prior to the Initial Term Loan Maturity Date, other than sharing no more than ratably in the same mandatory prepayments applicable to the Initial Term Loan Facility; and provided further that to the extent any such Incremental Term Loans are subject to additional or more restrictive covenants or events of default, then either (1) such covenants and events of default are applicable solely after the Latest Maturity Date, (2) such covenants and events of default are added for the benefit of any Facility then outstanding or (3) such covenants and events of default are reasonably satisfactory to the Administrative Agent. The Additional Revolving Credit Loans and Incremental Term Loans will rank equal in right of payment with the Revolving Credit Loans and Initial Term Loans. (b) Certain Provisions Regarding Increase of Aggregate Commitments. If any Additional Revolving Credit Commitments or Incremental Term Loan Commitments are added in accordance with this Section 2.14, Administrative Agent and Borrower will determine the effective date (the “Additional Commitments Effective Date”) of such addition and the amount of, and the Persons who will provide, such Additional Revolving Credit Commitments or Incremental Term Loan Commitments, as applicable. Administrative Agent will promptly notify Borrower and Lending Parties of the final amount of such addition and the Additional Commitments Effective Date, as well as in the case of each notice to any Revolving Credit

100 Lender, the respective interests in such Revolving Credit Lender’s Revolving Credit Loans, in each case subject to the assignments contemplated by this Section 2.14. (c) Conditions Precedent to the Effectiveness of each Increase of Aggregate Commitments. The effectiveness of any requested Additional Revolving Credit Commitments or Incremental Term Loan Commitments as of the applicable designated Additional Commitments Effective Date will, in each case, be subject to the satisfaction of each of the following conditions precedent: (i) subject to Section 1.09(b), the representations and warranties contained in Article 5 (excluding those contained in Section 5.05 and Section 5.10(b)) and the other Loan Documents (including all documents required pursuant to Section 2.14(d)) will be true and correct in all material respects (except that such materiality qualifier will not be applicable to any portion of any representation or warranty that is already qualified or modified by materiality in the text thereof) on and as of the Additional Commitments Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they will have been true and correct in all material respects (except that such materiality qualifier will not be applicable to any portion of any representation or warranty that is already qualified or modified by materiality in the text thereof) as of such earlier date, and except that, for purposes of this Section 2.14(c), the representations and warranties contained in Section 5.10(a) will be deemed to refer to the financial statements most recently furnished pursuant to Section 6.01 (provided, however, that if and to the extent such requested Additional Revolving Credit Commitments or Incremental Term Loan Commitments have been requested for the purpose of funding, in whole or in part, the Acquisition Consideration of a Limited Condition Transaction (including any portion which repays Indebtedness of the Target, including any Subsidiary or other Affiliate thereof being acquired in such Limited Condition Transaction) and/or fees and expenses incurred by Borrower or its Subsidiaries in connection therewith, the representations and warranties required to be true and correct as set forth in this clause (i) shall be limited to the Specified Representations); (ii) subject to Section 1.09(b), no Default or Event of Default will exist immediately before or immediately after giving effect to such addition; (iii) subject to Section 1.09(b), as of the date of the making of any Additional Revolving Credit Loan or Incremental Term Loan (based on the financial statements most recently furnished pursuant to Section 6.01), Borrower will be in compliance on a Pro Forma Basis with the financial covenants set forth in Section 7.15; (iv) Borrower, Administrative Agent and Lending Parties (including any new Lending Parties being added in connection with such addition) will have entered into all documents required pursuant to Section 2.14(d), and Borrower will have complied with all of the conditions precedent to the effectiveness of such addition as provided in such documents (including any requirement to pay fees and expenses to any or all of Administrative Agent, the Arrangers and the Lending Parties, including any new Lending Parties); (v) all fees and expenses owing in respect of such increase to the Administrative Agent and the Lenders (other than any Defaulting Lender) that have been invoiced at least three Business Days prior to the applicable Additional Commitments Effective Date shall have been paid (or shall be paid substantially concurrently therewith); and (vi) Borrower will have delivered to Administrative Agent a certificate dated as of the Additional Commitments Effective Date signed by a Responsible Officer of Borrower, certifying as to the truth, accuracy and correctness of the matters set forth in the immediately preceding clauses (i), (ii) and (iii). On each Additional Commitments Effective Date, each applicable Lender, Eligible Assignee or other Person who is providing an Additional Revolving Credit Commitment or an Incremental Term Loan Commitment: (I) in the case of any Additional Revolving Credit Commitment, will become a “Revolving Credit Lender” for all purposes of this Agreement and the other Loan Documents; and (II) in the case of any Incremental Term Loan Commitment, will make an Incremental Term Loan to Borrower in a principal amount equal to such Incremental Term Loan Commitment. Any Additional Revolving Credit Loan will be a “Revolving Credit Loan” for all purposes of this Agreement and the other

101 Loan Documents. In furtherance of the foregoing, on any Additional Commitments Effective Date on which Additional Revolving Credit Commitments are made, subject to the satisfaction of the other terms and conditions contained in this Section 2.14, (x) each of the existing Revolving Credit Lenders will assign to each Person providing an Additional Revolving Credit Commitment, and each such Person will purchase from each of the existing Revolving Credit Lenders, in an amount equal to the Outstanding Amount thereof (together with accrued but unpaid interest thereon), such interests in the Revolving Credit Loans outstanding on such date as will be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Credit Loans will be held by existing Revolving Credit Lenders and the Person making the Additional Revolving Credit Commitments ratably in accordance with their Revolving Credit Percentage Shares after giving effect to the addition of such Additional Revolving Credit Commitments to the existing Revolving Credit Commitments; and (y) each Person making an Additional Revolving Credit Commitment will be deemed for all purposes to have made a Revolving Credit Commitment and each Additional Revolving Credit Loan will be deemed, for all purposes, a Revolving Credit Loan. (d) Terms and Documentation. The terms of and documentation entered into in respect of any Additional Revolving Credit Commitments or any Incremental Term Loan Commitments provided in each case pursuant to this Section 2.14 (collectively, the “Additional Commitment Documentation”) will be consistent with the existing Revolving Credit Commitments or Initial Term Loans, as applicable, other than as contemplated by clause (iv) of Section 2.14(a). Any Additional Revolving Credit Commitments or Incremental Term Loans, as applicable, made or provided pursuant to this Section 2.14 will be evidenced by one or more entries in the Register maintained by Administrative Agent in accordance with the provisions set forth in Section 10.06(c). Section 2.15. Cash Collateral. (a) Certain Credit Support Events. (i) Upon the request of Administrative Agent or any L/C Issuer, if, as of the Credit Expiration Date, any Credit Obligation for any reason remains outstanding, or, in the case of any Bank Undertakings, such Bank Undertakings have not been surrendered, Borrower will promptly (but in any event within five Business Days of receiving such request) Cash Collateralize the Outstanding Amount of all Credit Obligations. (ii) At any time that there exists a Defaulting Lender, within one Business Day following the written request of Administrative Agent or any L/C Issuer (with a copy to Administrative Agent) Borrower will Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 3.07(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than 100% of such Fronting Exposure. (b) Grant of Security Interest. All Cash Collateral (other than credit support not constituting funds subject to deposit) will be maintained in blocked, non-interest bearing deposit accounts at the Administrative Agent located in the United States of America. Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender hereby grants to (and subjects to the control of) Administrative Agent, for the benefit of the L/C Issuers, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of Credit Obligations, to be applied pursuant to Section 2.15(c). If at any time Administrative Agent determines that Cash Collateral is subject

102 to any right or claim of any Person other than Administrative Agent and the L/C Issuers as herein provided other than the security interests created by the Collateral Documents in favor of Administrative Agent, for the benefit of the Secured Parties, to secure the Obligations, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, Borrower will, promptly upon demand by Administrative Agent, pay or provide to Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency after giving effect to any Cash Collateral provided by the Defaulting Lender. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.15 or Section 3.07 in respect of Credits will be held and applied to the satisfaction of the applicable Defaulting Lender’s obligations to fund participations in respect of Credit Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein. (d) Release. Cash Collateral (or the appropriate excess portion thereof in the case of clause (ii) below) provided to reduce any L/C Issuer’s Fronting Exposure will no longer be required to be held as Cash Collateral pursuant to this Section 2.15 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender) or (ii) the determination by Administrative Agent and the L/C Issuer that there exists excess Cash Collateral; provided, however, (A) that Cash Collateral furnished by or on behalf of a Loan Party will not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.15 may be otherwise applied in accordance with Section 8.05); (B) the Person providing Cash Collateral and the L/C Issuer or Swing Line Lender, as applicable, may agree that Cash Collateral will not be released but instead held to support future anticipated Fronting Exposure or other obligations; and (C) to the extent Cash Collateral was provided by Borrower, such Cash Collateral will remain subject to the security interest created by the Collateral Documents in favor of Administrative Agent, for the benefit of the Secured Parties, to secure the Obligations. Section 2.16. Designation of Restricted and Unrestricted Subsidiaries. Borrower may, at any time from and after the Third Restatement Effective Date, designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (a) the Borrower shall not be permitted to designate a Restricted Subsidiary that owns Intellectual Property as an Unrestricted Subsidiary if such Intellectual Property is material to the business of the Borrower and its Restricted Subsidiaries taken as a whole, (b) immediately before and after such designation, no Default or Event of Default shall have occurred and be continuing, (c) immediately after giving effect to such designation, Borrower shall be in compliance with the financial covenants set forth in Section 7.15 on a Pro Forma Basis, (d) no Restricted Subsidiary may be designated as an Unrestricted Subsidiary if it was previously designated as an Unrestricted Subsidiary and (e) if a Restricted Subsidiary is being designated as an Unrestricted Subsidiary hereunder, such Restricted Subsidiary, together with all other Unrestricted Subsidiaries as of such date of designation, shall not at any time account for, in the aggregate, (i) more than 1.0% percent of the Consolidated gross revenues (after intercompany eliminations) of Borrower and its Consolidated Subsidiaries (calculated inclusive of all Unrestricted Subsidiaries) or (ii) more than 1.0 % of the Consolidated assets (after intercompany eliminations) of Borrower and its Consolidated Subsidiaries (calculated inclusive of all Unrestricted Subsidiaries), in each case, as of the last day of the most recently completed Test Period for which financial statements have been delivered pursuant to

103 Section 6.01(a) or (b), as applicable; and provided, further, that if all Unrestricted Subsidiaries at any time account for, in the aggregate, (A) more than 1.0% of the Consolidated gross revenues (after intercompany eliminations) of Borrower and its Consolidated Subsidiaries or (B) more than 1.0% of the Consolidated assets (after intercompany eliminations) of Borrower and its Consolidated Subsidiaries, in each case, as of the last day of the most recently completed Test Period for which financial statements have been delivered have been delivered pursuant to Section 6.01(a) or (b), as applicable, but calculated, in connection with any Investment proposed to be consummated by any Unrestricted Subsidiary, on a Pro Forma Basis as if such Investment occurred on the first day of such most recently completed Test Period, Borrower shall designate one or more of such Unrestricted Subsidiaries to be Restricted Subsidiaries such that, after giving effect to such designations, the Unrestricted Subsidiaries shall account for, in the aggregate, (1) not more than 1.0% of the Consolidated gross revenues (after intercompany eliminations) of Borrower and its Consolidated Subsidiaries and (2) not more than 1.0% of the Consolidated assets (after intercompany eliminations) of Borrower and its Consolidated Subsidiaries, in each case, as of the last day of the most recently completed Test Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), but calculated on a Pro Forma Basis to be inclusive of any Investments consummated by such Unrestricted Subsidiaries since the last day of such most recently completed Test Period. The designation of any Restricted Subsidiary as an Unrestricted Subsidiary after the Second Restatement Effective Date shall constitute an Investment by Borrower or the applicable Restricted Subsidiary therein at the date of designation in an amount equal to the fair market value of Borrower’s or the applicable Restricted Subsidiary’s investment therein. Neither Borrower nor any Restricted Subsidiary shall at any time be directly or indirectly liable for any Indebtedness that provides the holder thereof may (with the passage of time or notice or both) declare a default thereon or cause the payment thereof to be accelerated upon the occurrence of a default with respect to any Indebtedness, Lien or other obligation of an Unrestricted Subsidiary (including any right to take enforcement action against such Unrestricted Subsidiary). The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (A) the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time and (bB) a return on any Investment by Borrower or the applicable Restricted Subsidiary in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the fair market value at the date of such designation of Borrower’s or such Restricted Subsidiary’s Investment in such Subsidiary. Section 2.17. Security for the Obligations. Section 2.17. Security for the Obligations. Except as otherwise specifically provided in any Loan Document, all Obligations will be secured pursuant to the terms of the Collateral Documents. Section 2.18. Extension Offers. (a) The Borrower may on one or more occasions, by written notice to the Administrative Agent, make one or more offers (each, an “Extension Offer”) to all (and not fewer than all) the Lenders of one or more Facilities (each Facility subject to such an Extension Offer, an “Affected Facility”) to make one or more Extension Amendments pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrower. Such notice shall set forth (i) the terms and conditions of the requested Extension Amendment and (ii) the date on which such Extension Amendment is requested to become effective (which shall not be less than five Business Days after the date of such notice, unless otherwise agreed to by the Administrative Agent). Extension Amendments shall become effective only with respect to the Loans and Commitments of the Lenders of the Affected Facility

104 that accept the applicable Extension Offer (such Lenders, the “Extending Lenders”) and, in the case of any Extending Lender, only with respect to such Lender’s Loans and Commitments of such Affected Facility as to which such Lender’s acceptance has been made. Any Extension Offer, unless contemplating a Maturity Date already in effect hereunder pursuant to a previously consummated Extension Amendment must be in a minimum amount of $25,000,000 (or such lesser amount as agreed by the Administrative Agent); provided that the Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Extension Amendment that a minimum amount (to be determined and specified in the relevant Extension Offer in the Borrower’s sole discretion and which may be waived by the Borrower) of Commitments or Loans of any or all Affected Facilities be extended. If the aggregate principal amount of Commitments or Loans of any Affected Facility in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Commitments or Loans of such Affected Facility offered to be extended by the Borrower pursuant to such Extension Offer, then the Commitments and Loans of such Lenders shall be extended ratably up to such maximum amount based on the relative principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Extension Offer. (b) An Extension Amendment shall be effected pursuant to an Extension Agreement executed and delivered by the Borrower, each Extending Lender and the Administrative Agent; provided that no Extension Amendment shall become effective unless (i) (other than with respect to the Extension Agreement to be effected on the Third Restatement Effective Date) no Default or Event of Default shall have occurred and be continuing on the date of effectiveness thereof, (ii) (other than with respect to the Extension Agreement to be effected on the Third Restatement Effective Date) on the date of effectiveness thereof, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or in all respects, if qualified by materiality), in each case on and as of such date; provided, that to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects (or in all respects if qualified by materiality) as of such earlier date, (iii) the Borrower shall have delivered to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other documents (including reaffirmation agreements, supplements and/or amendments to the Collateral Documents) as shall reasonably be requested by the Administrative Agent in connection therewith and (iv) any applicable Minimum Extension Condition shall be satisfied (unless waived by the Borrower). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension Agreement; provided further that the effectiveness of an extended Maturity Date shall be subject to the provisions of Section 2.18(d). (c) Each Extension Agreement may, without the consent of any Lender other than the applicable Extending Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section 2.18, including any amendments necessary to treat the applicable Loans and/or Commitments of the accepting Lenders as a new “Facility” of loans and/or commitments hereunder (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into any such amendments); provided that (i) all borrowings of Revolving Credit Loans shall continue to be made on a ratable basis among all Revolving Credit Lenders, based on the relative amounts of their Revolving Credit Commitments (i.e., both extended and non- extended), until the repayment of the Loans attributable to the non-extended Revolving Credit Commitments (and the termination of the non-extended Revolving Credit Commitments) on the relevant Maturity Date, (ii) all prepayments of Loans and all reductions of Commitments shall continue to be made on a ratable basis among all Lenders, based on the relative amounts of their

105 Commitments (i.e., both extended and non-extended), until the repayment of the Loans attributable to the non-extended Commitments (and the termination of the non-extended Commitments) on the relevant Maturity Date (unless the applicable Extension Agreement provides for lesser treatment of the Loans and/or Commitments of the Extending Lenders; it being agreed that in respect of the Extension Agreement to be effected on the Third Restatement Effective Date, the 2027 Revolving Credit Lenders agree that the 2024 Revolving Credit Commitments may be refinanced and replaced pursuant to Section 2.18 prior to any refinancing and replacement of the 2027 Revolving Credit Commitments), (iii) the allocation of the participation exposure with respect to any then-existing or subsequently issued or made Letter of Credit or Swing Line Loan as between any Revolving Credit Commitments of such new “Facility” and the remaining Revolving Credit Commitments shall be made on a ratable basis in accordance with the relative amounts thereof until the Maturity Date relating to the non-extended Revolving Credit Commitments has occurred (it being understood, however, that no reallocation of such exposure to extended Revolving Credit Commitments shall occur on such termination date if (1) a Specified Event of Default exists at the time of such reallocation or (2) such reallocation would cause the Revolving Credit Exposure of any Lender to exceed its Revolving Credit Commitment), (iv) the Availability Period and the Credit Expiration Date, as such terms are used with reference to Letters of Credit or Swing Line Loans, may not be extended without the prior written consent of each L/C Issuer or the Swing Line Lender, as applicable, and (v) at no time shall there be more than three Facilities of Revolving Credit Commitments hereunder, unless otherwise agreed by the Administrative Agent. Commencing with the Maturity Date of any Facility of Revolving Credit Commitments, the sublimit for Letters of Credit and Swing Line Loans under any Facility of Revolving Credit Commitments that has not so then matured shall be as agreed between the Borrower, the Revolving Credit Lenders in respect of such extended Revolving Credit Commitments and the L/C Issuers or the Swing Line Lender, as applicable, in the relevant Extension Agreement; provided that if, on the Maturity Date of any Facility of Revolving Credit Commitments, and after giving effect to any new sublimit for Letters of Credit under any Facility of Revolving Credit Commitments that has not so then matured, the outstanding Credit Obligations exceeds the Credit Sublimit, the Borrower shall provide Cash Collateral in an aggregate amount equal to 103% of such excess. (d) If the Total Revolving Credit Outstandings exceed the Aggregate Revolving Credit Commitments as a result of the occurrence of the Maturity Date with respect to any Facility of Revolving Credit Commitments when an extended Facility of Revolving Credit Commitments remains outstanding, the Borrower shall prepay Revolving Credit Loans or Swing Line Loans (or if no such Loans are outstanding (after giving effect to any prepayment thereof), provide Cash Collateral in an amount equal to 103% of the excess amount) as may be required to eliminate such excess on such Maturity Date. The failure of the Borrower to comply with the prepayment and Cash Collateralization requirements of this Section 2.18(d) shall result in the extended Facility of Revolving Credit Commitments immediately terminating and the Loans in respect thereof (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents in respect thereof (including all amounts of Credit Obligations owing in respect thereof, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) immediately becoming immediately become due and payable. (e) The Administrative Agent and the Lenders hereby acknowledge that in respect of payments on non-extended Loans on the scheduled Maturity Date in respect thereof, the pro rata payment requirements contained elsewhere in this Agreement are not intended to apply to the transactions effected pursuant to this Section 2.18.

106 Section 2.19. Refinancing Facilities. (a) The Borrower may, on one or more occasions after the Third Restatement Effective Date, by written notice to the Administrative Agent, request the establishment hereunder of (i) a new Facility of revolving commitments (the “Refinancing Revolving Credit Commitments”) pursuant to which each Person providing such a commitment (a “Refinancing Revolving Credit Lender”) will make revolving loans to the Borrower (“Refinancing Revolving Credit Loans”) and acquire participations in the Letters of Credit and Swing Line Loans and (ii) one or more additional classes of term loan commitments (the “Refinancing Term Loan Commitments”) pursuant to which each Person providing such a commitment (a “Refinancing Term Lender”) will make term loans to the Borrower (the “Refinancing Term Loans”); provided that (A) each Refinancing Revolving Credit Lender and each Refinancing Term Lender shall be an Eligible Assignee and, if not already a Lender, shall otherwise be reasonably acceptable to the Administrative Agent and the Borrower and (B) each Refinancing Revolving Credit Lender shall be approved by each L/C Issuer and the Swing Line Lender (such approvals not to be unreasonably withheld or delayed). (b) The Refinancing Commitments shall be effected pursuant to one or more Refinancing Facility Agreements executed and delivered by the Borrower, each Refinancing Lender providing such Refinancing Commitments, the Administrative Agent and, in the case of Refinancing Revolving Credit Commitments, each L/C Issuer and the Swing Line Lender; provided that no Refinancing Commitments shall become effective unless (i) no Default or Event of Default shall have occurred and be continuing on the date of effectiveness thereof, (ii) on the date of effectiveness thereof, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or in all respects, if qualified by materiality), in each case on and as of such date; provided, that to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects (or in all respects if qualified by materiality) as of such earlier date, (iii) the Borrower shall have delivered to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates, reaffirmation agreements and other documents as shall reasonably be requested by the Administrative Agent in connection with any such transaction, (iv) in the case of any Refinancing Revolving Credit Commitments, (x) such Refinancing Revolving Credit Commitments shall refinance and replace in full the 2024 Revolving Credit Commitments, the 2027 Revolving Credit Commitments and/or any Facility of revolving commitments then outstanding under this Agreement (and the Revolving Credit Loans in respect of the Revolving Credit Commitments then replaced shall be paid in full, together with all interest thereon and all other amounts accrued for the benefit of the Revolving Credit Lenders whose Revolving Credit Commitments are being refinanced and replaced) and (y) the aggregate amount of such Refinancing Revolving Commitments shall not exceed the aggregate amount of the Revolving Credit Commitments so refinanced and replaced, and (v) in the case of any Refinancing Term Loan Commitments, substantially concurrently with the effectiveness thereof, the Borrower shall obtain Refinancing Term Loans thereunder and shall repay or prepay then outstanding Term Loans of one or more Facilities in an aggregate principal amount equal to the aggregate amount of such Refinancing Term Loan Commitments (less the aggregate amount of accrued and unpaid interest with respect to such outstanding Term Loans and any reasonable fees, premium and expenses relating to such refinancing). With respect to any Refinancing Revolving Credit Commitments, the Borrower shall determine the Revolving Facility to be refinanced and replaced; provided that so long as the 2024 Revolving Credit Commitments are outstanding, such 2024 Revolving Credit Commitments shall be refinanced and replaced prior to any other Revolving Facility. The Borrower shall determine the amount of such prepayments allocated to each Facility of outstanding Term Loans, and any such prepayment of Term Loans of any Facility

107 shall be applied to reduce the subsequent scheduled repayments of Term Loans of such Facility to be made pursuant to Section 2.07(c) as directed by the Borrower and, shall be subject to Section 3.05. (c) The Refinancing Facility Agreement shall set forth, with respect to the Refinancing Commitments established thereby and the Refinancing Loans and other extensions of credit to be made thereunder, to the extent applicable, the following terms thereof: (i) the designation of such Refinancing Commitments and Refinancing Loans as a new “Facility” for all purposes hereof (provided that with the consent of the Administrative Agent, any Refinancing Commitments and Refinancing Loans may be treated as a single “Facility” with any then- outstanding existing Commitments or Loans), (ii) the stated termination and maturity dates applicable to the Refinancing Commitments or Refinancing Loans of such Facility, provided that (A) such stated termination and maturity dates shall not be earlier than the Maturity Date applicable to the Revolving Credit Commitments being so refinanced and replaced (in the case of Refinancing Revolving Credit Commitments and Refinancing Revolving Credit Loans) or the Maturity Date applicable to the Facility of Term Loans so refinanced (in the case of Refinancing Term Loan Commitments and Refinancing Term Loans) and (B) any Refinancing Term Loans shall not have a weighted average life to maturity shorter than the remaining weighted average life to maturity of the Facility of Term Loans so refinanced, (iii) in the case of any Refinancing Term Loans, any amortization applicable thereto and the effect thereon of any prepayment of such Refinancing Term Loans, (iv) the interest rate or rates applicable to the Refinancing Loans of such Facility, (v) the fees applicable to the Refinancing Commitments or Refinancing Loans of such Facility, (vi) in the case of any Refinancing Term Loans, any original issue discount applicable thereto and in the case of any Refinancing Revolving Credit Commitments, any upfront fees applicable thereto, (vii) the initial Interest Period or Interest Periods applicable to Refinancing Loans of such Facility, (viii) any voluntary or mandatory commitment reduction or prepayment requirements applicable to Refinancing Commitments or Refinancing Loans of such Facility (which prepayment requirements, in the case of any Refinancing Term Loans, may provide that such Refinancing Term Loans may participate in mandatory prepayments on the same or a lesser basis as the Facility of Term Loans so refinanced, but otherwise may not provide for prepayment requirements that are more favorable to the Lenders holding such Refinancing Term Loans than to the Lenders holding any other Facility of Term Loans unless agreed by the Majority Facility Lenders in respect of such other Facilities of Term Loans) and any restrictions on the voluntary or mandatory reductions or prepayments of Refinancing Commitments or Refinancing Loans of such Facility and (ix) the other terms and conditions of the Refinancing Commitments and Refinancing Loans, which other terms and conditions shall not be more favorable to the lenders providing such Indebtedness than those set forth in the Loan Documents are with respect to the existing Lenders in respect of the Indebtedness being refinanced (other than covenants or other provisions applicable only to periods after the Latest Maturity Date in effect at the time of incurrence of such Refinancing Commitments and Refinancing Loans). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Facility Agreement. Each Refinancing Facility Agreement may, without the consent of any Lender other than the applicable Refinancing Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section 2.19, including any amendments necessary to treat the applicable Refinancing Commitments and Refinancing Loans as a new “Facility” of loans and/or commitments hereunder.

108 ARTICLE 3 TAXES, YIELD PROTECTION AND ILLEGALITY Section 3.01. Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document will be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent will be entitled to make such deduction or withholding and will timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party will be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Loan Parties. The Loan Parties will timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of Administrative Agent, timely reimburse it for the payment of, any Other Taxes. (c) Indemnification. (i) Indemnification by Each Loan Party. The Loan Parties will jointly and severally indemnify each Recipient, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lending Party (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lending Party, will be conclusive absent manifest error. (ii) Indemnification by the Lending Parties. Each Lending Party will severally indemnify Administrative Agent, within ten days after demand therefor, for (i) any Indemnified Taxes attributable to such Lending Party (but only to the extent that any Loan Party has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lending Party’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lending Party, in each case, that are payable or paid by Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail as to the amount or amounts of such payment or liability delivered to any Lending Party by Administrative Agent shall be conclusive absent manifest error. Each Lending Party hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lending Party under any

109 Loan Document or otherwise payable by Administrative Agent to the Lending Party from any other source against any amount due to Administrative Agent under this Section 3.01(c)(ii). (d) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority as provided in this Section 3.01, such Loan Party will deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return reporting such payment or other evidence of such payment satisfactory to Administrative Agent, in its Reasonable Discretion. (e) Status of Lenders. (i) Any Lending Party that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document will deliver to Borrower and Administrative Agent, at the time or times reasonably requested by Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lending Party, if reasonably requested by Borrower or Administrative Agent, will deliver such other documentation prescribed by applicable Law or reasonably requested by Borrower or Administrative Agent as will enable Borrower or Administrative Agent to determine whether or not such Lending Party is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (B) and (D)) will not be required if in the Lending Party’s reasonable judgment such completion, execution or submission would subject such Lending Party to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lending Party. (ii) Without limiting the generality of the foregoing, (A) any Lending Party that is a U.S. Person will deliver to Borrower and Administrative Agent on or prior to the date on which such Lending Party becomes a Lending Party under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of IRS Form W-9 certifying that such Lending Party is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender will, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lending Party under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E (as applicable)

110 establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “ten percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E (as applicable); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E (as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit G- 2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender will, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lending Party under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or Administrative Agent to determine the withholding or deduction required to be made; (D) if a payment made to a Lending Party under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lending Party will deliver to Borrower and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section

111 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lending Party has complied with such Lending Party’s obligations under FATCA or to determine the amount to deduct and withhold from such payment (and solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement); and (E) for purposes of determining withholding Taxes imposed under FATCA, from and after the Third Restatement Effective Date, Borrower and Administrative Agent shall treat (and the Lenders hereby authorize Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). Each Lending Party agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it will update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so. (f) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), it will pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, will repay to such indemnified party the amount paid over pursuant to this Section 3.01(f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3.01(f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 3.01(f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 3.01(f) will not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (g) Survival. Each party’s obligation under this Section will survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or replacement of, a Lender, the termination of the commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 3.02. Illegality. Section 3.02. Illegality. If any Lender determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Third Restatement Effective Date that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund

112 Term Benchmark Loans (whether denominated in Dollars or an Alternative Currency), or to determine or charge interest rates based upon the Relevant Rate, or any Governmental Authority has after the Third Restatement Effective Date imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars or any Alternative Currency in the applicable interbank market, then, on written notice thereof by such Lender to Borrower through Administrative Agent, (a) any obligation of such Lender to make or continue Term Benchmark Loans in the affected currency or currencies, or, in the case of Term Benchmark Loans denominated in Dollars, to convert Loans that are Base Rate Loans to Term Benchmark Loans will be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Adjusted Term SOFR Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender will, if necessary to avoid such illegality, be determined by Administrative Agent without reference to the Adjusted Term SOFR Rate component of the Base Rate, in each case until such Lender notifies Administrative Agent and Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) Borrower will, upon written demand from such Lender (with a copy to Administrative Agent), prepay or, if applicable, convert all Term Benchmark Loans of such Lender to Loans denominated in Dollars (at the Dollar Equivalent thereof) that are Base Rate Loans (the interest rate on which Base Rate Loans of such Lender will, if necessary to avoid such illegality, be determined by Administrative Agent without reference to the Adjusted Term SOFR Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term Benchmark Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term Benchmark Loans as indicated by a written notice from such Lender to Administrative Agent and Borrower, and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Adjusted Term SOFR Rate, Administrative Agent will during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term Benchmark Rate component thereof until Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Adjusted Term SOFR Rate. Upon any such prepayment or conversion, Borrower will also pay accrued interest on the amount so prepaid or converted and all amounts due under Section 3.05 in accordance with the terms thereof due to such prepayment or conversion. A Lender seeking payment of any amount under this Section 3.02 will use commercially reasonable efforts to deliver to Borrower a certificate setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section 3.02, which certificate will be conclusive absent manifest error; provided that the failure to deliver a certificate hereunder will not relieve Borrower from any liability that it may have under this Section 3.02. Section 3.03. Alternate Rates of Interest. (a) Inability to Determine Rates. Subject to Section 3.03(b), if: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate, the Adjusted EURIBOR Rate, the Adjusted TIBOR Rate or the CDOR Rate (including because the Relevant Screen Rate is not available or published on a current basis), for the applicable Agreed Currency and such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple RFR for the applicable Agreed Currency; or

113 (ii) the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term SOFR Rate, the Adjusted EURIBOR Rate, the Adjusted TIBOR Rate or the CDOR Rate for the applicable Agreed Currency and such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the applicable Agreed Currency and such Interest Period or (B) at any time, the applicable Adjusted Daily Simple RFR for the applicable Agreed Currency will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the applicable Agreed Currency; then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Loan Notice in accordance with the terms of Section 2.02, (A) for Loans denominated in Dollars, any Loan Notice that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing shall instead be deemed to be a Loan Notice for (x) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not also the subject of Section 3.03(a)(i) or (ii) above or (y) a Base Rate Borrowing if the Adjusted Daily Simple RFR for Dollar Borrowings also is the subject of Section 3.03(a)(i) or (ii) above and (B) for Loans denominated in an Alternative Currency, any Loan Notice that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Loan Notice that requests a Term Benchmark Borrowing or an RFR Borrowing, in each case, for the relevant Benchmark, shall be ineffective; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 3.03(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Loan Notice in accordance with the terms of Section 2.02, (A) for Loans denominated in Dollars, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not also the subject of Section 3.03(a)(i) or (ii) above or (y) a Base Rate Loan if the Adjusted Daily Simple RFR for Dollar Borrowings also is the subject of Section 3.03(a)(i) or (ii) above, on such day, and (B) for Loans denominated in an Alternative Currency, any outstanding Loans denominated in an Alternative Currency, at the Borrower’s election, shall either (1) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) immediately or, in the case of Term Benchmark Loans, at the end of the applicable Interest Period or (2) be prepaid in full immediately or, in the case of Term Benchmark Loans, at the end of the applicable Interest Period; provided that if no election is made by Borrower by the date that is three (3) Business Days after receipt by Borrower of such notice, Borrower shall be deemed to have elected clause (1) above. (b) Benchmark Replacement Setting.

114 (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” (as set forth in Section 1.01) for such Benchmark Replacement Date, such Benchmark Replacement will replace the then-current Benchmark with respect to Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising Required Lenders (or, to the extent such Benchmark Replacement relates solely to a Benchmark for Loans in an Alternative Currency, Required Revolving Lenders). (ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, in each case, Administrative Agent shall provide Borrower with prior written notice of any such Benchmark Replacement Conforming Changes. (iii) Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Benchmark Replacement Conforming Changes. Administrative Agent will promptly notify Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.03(b)(iv). Any determination, decision or election that may be made by Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.03(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non- occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.03(b). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including Adjusted EURIBOR Rate, Adjusted TIBOR Rate, CDOR Rate or

115 Term SOFR Rate) and either (I) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Administrative Agent in its reasonable discretion or (II) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then Administrative Agent may modify the definition of “Interest Period” set forth in Section 1.01 (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (I) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (II) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, Borrower may revoke any pending request for a Term Benchmark Borrowing or RFR Borrowing or conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, (A)(I) in the case of any request for any affected Term Benchmark Loans denominated in Dollars, Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to (x) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (y) a Base Rate Borrowing if the Adjusted Daily Simple RFR for Dollar Borrowings is the subject of a Benchmark Transition Event and (II) in the case of any request for any Loan denominated in an Alternative Currency, then such request shall be ineffective, and (B)(I) any outstanding affected Term Benchmark Loans denominated in Dollars, at the Borrower’s election, shall on the last day of the Interest Period applicable to such Loan be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (y) a Base Rate Loan if the Adjusted Daily Simple RFR for Dollar Borrowings is the subject of a Benchmark Transition Event, on such day, (II) any outstanding affected RFR Loans denominated in Dollars shall on and from such day be converted by the Administrative Agent to, and shall constitute, a Base Rate Loan, and (III) any outstanding affected Loans denominated in an Alternative Currency, at the Borrower’s election, shall either (1) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) immediately or, in the case of Term Benchmark Loans, at the end of the applicable Interest Period or (2) be prepaid in full immediately or, in the case of Term Benchmark Loans, at the end of the applicable Interest Period; provided that if no election is made by Borrower by the date that is three (3) Business Days after receipt by Borrower of such notice, Borrower shall be deemed to have elected clause (1) above. Upon any such prepayment or conversion, Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05. During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark

116 that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. (c) Alternative Currencies. If, after the designation by the Lenders of any currency as an Alternative Currency, any change in currency controls or exchange regulations or any change in national or international financial, political or economic conditions are imposed in the country in which such currency is issued, and such change results in, in the reasonable opinion of Administrative Agent (including based on notices received from one or more Lenders), that (i) such currency no longer being readily available, freely transferable and convertible into Dollars, (ii) a Dollar Equivalent no longer being readily calculable with respect to such currency, (iii) such currency being impracticable for the Lenders to loan or (iv) such currency no longer being a currency in which Lenders comprising Required Lenders are willing to make Credit Extensions (each of clauses (i), (ii), (iii) and (iv), a “Disqualifying Event”), then Administrative Agent shall promptly notify the Lenders and Borrower in writing, and such currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist. Within five (5) Business Days after receipt of such a written notice from Administrative Agent, Borrower shall repay all Loans denominated in such currency to which the Disqualifying Event(s) apply or convert such Loans into the Dollar Equivalent in Dollars, bearing interest at the Base Rate, subject to the other terms contained herein. Section 3.04. Increased Costs. (a) Increased Costs Generally. If any Change in Law will: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lending Party (except any reserve requirement reflected in the Adjusted EURIBOR Rate or Adjusted TIBOR Rate); (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or L/C Issuer or the London interbank offered market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Credit or participation therein; and the result of any of the foregoing will be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or L/C Issuer of participating in, issuing or maintaining any Credit (or of maintaining its obligation to participate in or to issue any Credit), or to reduce the amount of any sum received or receivable by such Lending Party hereunder (whether of principal, interest or any other amount), then, upon request of such applicable Lending Party, Borrower will pay to such Lending Party such additional amount or amounts as will compensate such Lending Party for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lending Party determines that any Change in Law affecting such Lending Party or the Lending Office of such Lending Party or such Lending

117 Party’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lending Party’s capital or on the capital of such Lending Party’s holding company, if any, as a consequence of this Agreement, the Commitments of any such Lender or the Loans made by, or participations in Credits held by, any such Lender, or the Credits issued by any such L/C Issuer, to a level below that which such Lending Party or such Lending Party’s holding company could have achieved but for such Change in Law (taking into consideration such Lending Party’s policies and the policies of such Lending Party’s holding company with respect to capital adequacy), then from time to time Borrower will pay to such Lending Party such additional amount or amounts as will compensate such Lending Party or such Lending Party’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lending Party setting forth the amount or amounts necessary to compensate such Lending Party or its holding company, as the case may be, as specified in Sections 3.04(a) and 3.04(b), and delivered to Borrower will be conclusive absent manifest error. Borrower will pay such Lending Party the amount shown as due on any such certificate within ten days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 will not constitute a waiver of such Lender’s or L/C Issuer’s right to demand such compensation; provided that Borrower will not be required to compensate a Lender or L/C Issuer pursuant to the foregoing provisions of this Section 3.04 for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender or L/C Issuer, as the case may be, notifies Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to in this subsection (d) will be extended to include the period of retroactive effect thereof). Section 3.05. Compensation for Losses. Section 3.05. Compensation for Losses. Upon written demand of any Lender (with a copy to Administrative Agent) from time to time, Borrower will promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise), (b) any failure by Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than to continue a Loan as, or to convert a Loan to, a Base Rate Loan on the date or in the amount notified by Borrower, (c) any assignment of a Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by Borrower, including pursuant to Section 3.08 or (d) any assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by Borrower, including pursuant to Section 3.08, in the case of each of the foregoing clauses (a) through (d) for the loss, cost and expense attributable to such event. A Lender seeking payment of any amount under this Section 3.05 will use commercially reasonable efforts to deliver to Borrower a certificate setting forth in reasonable detail the amount or amounts necessary to compensate such Lender as specified in this Section 3.05, as well as the basis for determining such amount or amounts, which certificate will be conclusive absent manifest error; provided that the failure to deliver a certificate hereunder will not relieve Borrower from any liability that it may have under this Section 3.05. Borrower will pay such Lender the amount shown as due on any such certificate on demand within ten days after receipt of such certificate.

118 Section 3.06. Mitigation Obligations. Notwithstanding anything to the contrary contained in Section 10.01, if any Lending Party requests compensation under Section 3.04, or Borrower is required to pay additional amounts to any Lending Party or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lending Party gives a notice pursuant to Section 3.02, then such Lending Party, at the request of Borrower, will use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lending Party, such designation or assignment: (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or Section 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable; and (ii) in each case, would not subject such Lending Party to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lending Party as reasonably determined by such Lending Party. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lending Party in connection with any such designation or assignment. Section 3.07. Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement will be restricted as set forth in Section 10.01. (ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 8 or otherwise, and including any amounts made available to Administrative Agent by that Defaulting Lender pursuant to Section 10.08), will be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to L/C Issuer or Swing Line Lender hereunder; third, to Cash Collateralize each L/C Issuer’s Fronting Exposure with respect to that Defaulting Lender in accordance with Section 2.15; fourth, as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; fifth, if so determined by Administrative Agent and Borrower, to be held in a non- interest bearing deposit account and released pro rata in order to (1) satisfy that Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (2) Cash Collateralize each L/C Issuer’s future Fronting Exposure with respect to that Defaulting Lender with respect to future Credits issued under this Agreement in accordance with Section 2.15; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuers or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any L/C Issuer or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a

119 court of competent jurisdiction obtained by Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (1) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (2) such Loans were made or the related Credits were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment will be applied solely to pay the Loans of, and L/C Borrowings owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender until such time as all Loans and funded and unfunded participations in Credit Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments under the applicable Facility without giving effect to Section 3.07(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 3.07(a)(ii) will be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender will be entitled to receive any Revolving Credit Commitment Fee pursuant to Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and Borrower will not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) A Defaulting Lender will be entitled to receive Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Credit Percentage Share of the stated amount of Credits for which it has provided Cash Collateral pursuant to Section 2.15. (C) With respect to any Revolving Credit Commitment Fee or Credit Fee not required to be paid to any Defaulting Lender pursuant to the preceding clauses (A) or (B), Borrower will (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Credit Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to Section 3.07(a)(iv), (2) pay to the L/C Issuer and the Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the L/C Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of that Defaulting Lender’s participation in Credit Obligations and Swing Line Loans will be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Credit Percentages Shares (calculated without regard to that Defaulting Lender’s Revolving Credit Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non- Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. No reallocation hereunder will constitute a waiver or release of any claim of any party

120 hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in Section 3.07(a)(iv) cannot or can only partially be effected, Borrower will, without prejudice to any right or remedy available to it hereunder or under applicable Law, first, prepay all Swing Line Loans then outstanding in an amount equal to the Swing Line Lenders’ Fronting Exposure and second, Cash Collateralize each L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.15. (b) Defaulting Lender Cure. If Borrower, Administrative Agent, the L/C Issuers and Swing Line Lender agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Revolving Credit Loans of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Revolving Credit Loans and funded and unfunded participations in Credits and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Revolving Credit Percentage Share (without giving effect to Section 3.07(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Swing Line Loans/Credits. So long as any Lender is a Defaulting Lender, (i) the Swing Line Lender will not be required to fund any Swing Line Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Line Loan and (ii) the L/C Issuers will not be required to issue, extend, renew or increase any Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. Section 3.08. Replacement of Lenders. (a) Notwithstanding anything to the contrary contained in Section 10.01, Borrower may, with respect to any Specified Lender (including, for the avoidance of doubt, any Lender holding a 2024 Revolving Credit Commitment), at its sole expense and effort and upon written notice to such Lender and Administrative Agent, require such Specified Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06(b)), all of its interests, rights (except to the extent provided in Section 3.07(b)) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) Borrower will have paid to Administrative Agent the assignment fee (if any) specified in Section 10.06(b); (ii) such Specified Lender will have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other

121 Obligations payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with applicable Law; and (v) in the case of any assignment resulting from a Lender becoming a Non- Consenting Lender, the applicable assignee will have consented to the applicable amendment, waiver or consent; provided; however, that a Lender will not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply. Each Lender hereby grants to Administrative Agent a power of attorney (which power of attorney, being coupled with an interest, is irrevocable) to execute and deliver, on behalf of such Lender, as assignor, any Assignment and Assumption necessary to effectuate any assignment of such Lender’s interests hereunder in circumstances contemplated by this Section 3.08(a). (b) Certain Rights as a Lender. Upon the prepayment of all amounts owing to any Specified Lender and the termination of such Lender’s Commitments pursuant to this Section 3.08, such Specified Lender will no longer constitute a “Lender” for purposes hereof; provided that such Specified Lender will continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.04 with respect to facts and circumstances occurring prior to the date on which all amounts owing to such Specified Lender were prepaid in full and the Commitments of such Specified Lender were terminated pursuant to this Section 3.08. (c) Evidence of Replacement. Promptly following the replacement of any Specified Lender in accordance with this Section 3.08, Administrative Agent will distribute an amended Schedule 2.01, which will be deemed incorporated into this Agreement, to reflect changes in the identities of Lenders and adjustments of their respective Commitments or Percentage Shares, as applicable, resulting from any such removal or replacement. Section 3.09. Survival. Section 3.09. Survival. All obligations of the Loan Parties under this Article 3 will survive termination of the Aggregate Commitments and repayment of all other Obligations. ARTICLE 4 CONDITIONS PRECEDENT Section 4.01. [Reserved]. Section 4.02. Conditions to All Credit Extensions.

122 The obligation of each Lending Party to make any Credit Extension hereunder after the Third Restatement Effective Date or to honor any Request for Credit Extension after the Third Restatement Effective Date is further subject to (subject to Section 1.09) the satisfaction, as determined by Administrative Agent, of each of the separate and additional conditions precedent set forth in this Section 4.02. (a) Truth and Correctness of Representations and Warranties. The representations and warranties of Borrower and each other Loan Party contained in this Agreement (including Article 5) or in any other Loan Document will be true and correct in all material respects (except that such materiality qualifier will not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof) on and as of the date of such Credit Extension (excluding, with respect to requested Credit Extensions other than the initial Credit Extensions made on the Third Restatement Effective Date, the representations and warranties contained in Section 5.05 and Section 5.10(b)), except to the extent that any such representation or warranty specifically refers to an earlier date, in which case such representation or warranty will be true and correct in all material respects (except that such materiality qualifier will not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof) as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in Section 5.10(a) will be deemed to refer to the most recent statements furnished pursuant to Section 6.01. (b) No Default or Event of Default. No Default or Event of Default will then exist, or will result from such proposed Credit Extension or from the application of the proceeds thereof or from the honoring of any Request for Credit Extension. (c) No Material Adverse Effect. No Material Adverse Effect will have occurred since January 30, 2022. (d) Requests for Credit Extensions. Administrative Agent and, if applicable, the Swing Line Lender or L/C Issuer will have received the applicable Request for Credit Extension. For the avoidance of doubt, the only conditions precedent applicable to any Credit Extension on the Third Restatement Effective Date the proceeds of which shall be used to finance the Third Restatement Transactions shall be those set forth in Section 5.2 of the Third Restatement Agreement. ARTICLE 5 REPRESENTATIONS AND WARRANTIES To induce Administrative Agent and each Lending Party to enter into this Agreement and the Lending Parties to make or issue the Credit Extensions hereunder, each Loan Party hereby represents and warrants to Administrative Agent and each Lending Party as set forth in this Article 5 as of the date of each Credit Extension (to the extent the accuracy of the applicable representation and warranty is required as a condition precedent to such Credit Extension pursuant to Section 4.02). Section 5.01. Corporate Existence and Power. Each Loan Party and each of its Restricted Subsidiaries (a) is a corporation, partnership or limited liability company or other entity duly incorporated or organized, validly existing and, to the extent such concept is applicable in the relevant jurisdiction, in good standing under the

123 laws of the jurisdiction of its incorporation, organization or formation (subject to such changes after the date hereof as are permitted under the Loan Documents); (b) has the legal power and authority (i) to own its assets and carry on its business substantially as conducted by it on the Third Restatement Effective Date or as otherwise not prohibited to be conducted by it under this Agreement, and (ii) to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party; and (c) to the extent such concept is applicable in the relevant jurisdiction, is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, and is licensed and in good standing under the laws of each jurisdiction where its ownership, leasing or operation of property or the conduct of its business requires such qualification or license, except, in the case of the preceding clauses (a) (but only as to any Restricted Subsidiary that is not a Loan Party), (b) and (c), to the extent that the failure to do so could not reasonably be expected to have or result in a Material Adverse Effect. Section 5.02. Corporate Authorization; No Contravention. The execution and delivery by each Loan Party, and the performance by each Loan Party of its obligations under each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action,; and do not and will not (a) contravene the terms of any of such Person’s Organizational Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law applicable to any Loan Party or any of its Subsidiaries or any of their respective properties, except with respect to clauses (b) and (c), to the extent such conflict, breach, violation or contravention or creation of Lien could not reasonably be expected to have or result in a Material Adverse Effect. Section 5.03. Governmental Authorization; Compliance with Laws. (a) Governmental Authorizations. As of the Third Restatement Effective Date, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (i) the execution, delivery or performance by any Loan Party, in each case to which it is a party, or any of its Subsidiaries of this Agreement or any other Loan Document, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, or (iii) the validity or perfection of the Liens created under the Collateral Documents (including the first priority nature thereof, subject only to Permitted Liens), except (A) as have been obtained or made as of the Third Restatement Effective Date and are in full force and effect, (B) for the authorizations, approvals, actions, notices and filings necessary for the perfection of Liens created pursuant to the Collateral Documents or the exercise of remedies pursuant thereto and (C) for any subsequent filings and recordings in the United States Patent and Trademark Office or United States Copyright Office with respect to registrations of, or applications for intellectual property. (b) Compliance with Laws. Each Loan Party and each of its Subsidiaries is in compliance in all material respects with the requirements of all Laws applicable to such Person or any of its properties and with all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (i) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (ii) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect. Each Loan Party and each of its Subsidiaries has all governmental licenses, authorizations, consents and approvals required or otherwise necessary to own its assets and carry on its business substantially as currently

124 conducted by it and such business as contemplated to be conducted by it upon and following the consummation of the transactions contemplated by the Loan Documents, except to the extent the failure to have such licenses, authorizations, consents and approvals could not reasonably be expected to have or result in a Material Adverse Effect. Section 5.04. Binding Effect. This Agreement has been, and each other Loan Document (when delivered hereunder) will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement and each other Loan Document to which any Loan Party is a party constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement thereof may be limited by Debtor Relief Laws or other applicable Laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in law or equity). Section 5.05. Litigation. Section 5.05. Litigation. Except as specifically disclosed on Schedule 5.05, as of the Third Restatement Effective Date (a) there are no Proceedings pending or, to each Loan Party’s knowledge, threatened in writing against any Loan Party or any of its respective Subsidiaries, or against any of such Persons’ properties, at law or in equity, before any court, arbitrator, mediator or other Governmental Authority, and (b) to each Loan Party’s knowledge, there is no investigation by any Governmental Authority of any Loan Party’s or any such Subsidiary’s affairs or properties, except (in the cases of the preceding clauses (a) and (b)) for such Proceedings and investigations as could not reasonably be expected to have or result in a Material Adverse Effect. Section 5.06. ERISA Compliance. (a) Except as could not reasonably be expected to have or result in a Material Adverse Effect, each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal, foreign or, to the extent not pre-empted by ERISA, state Laws. Except as could not reasonably be expected to have or result in a Material Adverse Effect, each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code is so qualified or is entitled to rely upon an opinion or notification letter issued to the sponsor of an IRS-approved master or prototype plan or volume submitter plan document or an application for such a letter is currently being processed by the IRS. Except as could not reasonably be expected to have or result in a Material Adverse Effect, each trust related to any such Plan is exempt from Federal income tax under Section 501(a) of the Code. To the knowledge of each Loan Party, nothing has occurred that would prevent or cause the loss of such tax-qualified status. (b) There are no pending or, to the knowledge of each Loan Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. (c) Except as could not reasonably be expected to have or result in a Material Adverse Effect, (i) no ERISA Event has occurred, and no Loan Party is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event; (ii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and no Loan Party knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment

125 percentage for any such plan to drop below 60% as of the most recent valuation date; and (iii) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could reasonably be expected to be subject to Section 4069 or Section 4212(c) of ERISA. (d) As of the Third Restatement Effective Date, neither any Loan Party nor any ERISA Affiliate maintains or contributes to, or has any liability under, any active or terminated Pension Plan other than those listed on Schedule 5.06. (e) There are no actions, suits or claims (other than routine claims for benefits) pending or threatened against Borrower or any of its Subsidiaries with respect to any Foreign Pension Plan which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Section 5.07. Use of Proceeds. Section 5.07. Use of Proceeds. Borrower will use the proceeds of the Loans and other Credit Extensions made available hereunder solely for the purposes set forth in and as permitted by Section 7.10. Section 5.08. Title to Properties. Section 5.08. Title to Properties. Each Loan Party has good record and marketable title in fee simple to, or valid leasehold interests in, or valid rights to use (including easements) all real property necessary to the ordinary conduct of their respective businesses, except for Permitted Liens and for defects in title that do not interfere in any material respect with the Loan Parties’ ability, taken as a whole, to conduct business. As of the Third Restatement Effective Date, no property owned by any Loan Party or any of its respective Restricted Subsidiaries is subject to any Liens, other than Permitted Liens. Section 5.09. Taxes. Section 5.09. Taxes. All Federalfederal and other state, local and foreign tax returns, reports and statements required to be filed by any Loan Party or any of its Subsidiaries have been filed with the appropriate Governmental Authorities and all Taxes shown thereon to be due and payable by such Person have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpaymentnon-payment thereof, or any such fine, penalty, interest, late charge or loss has been paid, except (a) that are being contested in good faith by appropriate proceedings for which adequate reserves in conformity with GAAP have been set aside on the books of the relevant Loan Party or (b) to the extent such failure could not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect. Section 5.10. Financial Condition; No Material Adverse Effect; No Event of Default. (a) All balance sheets, and all statements of income, of shareholders’ equity, and of changes in cash flow furnished to Administrative Agent and the Lenders by or on behalf of Borrower for the purposes of or in connection with this Agreement or any of the other Loan Documents have been prepared in accordance with GAAP consistently applied (from period to period except as and to the extent disclosed in the financial statements or otherwise required by GAAP; provided, that any such disclosed changes will continue to be in accordance with GAAP) throughout the periods involved and such data, together with all other financial data (excluding projected financial information, pro forma financial information, estimated financial information,

126 other projected or estimated information and other forward-looking statements and information of a general economic or industry specific nature) will present fairly in all material respects the financial condition of the entities involved as of the dates thereof and the result of their operations for the periods covered thereby (except that interim financial statements will be subject to audit and customary year-end adjustments and may not have footnotes). All financial projections and forecasts which have been furnished to Administrative Agent and the Lenders for purposes of or in connection with this Agreement were prepared in good faith on the basis of assumptions which were, in the opinion of the management of Borrower, reasonable at the time made; and at the time of delivery, the management of Borrower believed, in good faith, that the assumptions used in preparation of the financial projections and forecasts remain reasonable (it being understood that such financial projections and forecasts are as to future events and are not to be viewed as facts, are subject to significant uncertainties and contingencies, many of which are beyond the control of Borrower and its Subsidiaries, and are not guarantees of financial performance, that actual results may differ significantly from such financial projections and forecasts and such differences may be material, and no assurances can be given that such financial projections and forecasts will be realized). (b) Since January 30, 2022, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have or result in a Material Adverse Effect. (c) No Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. Other than this Agreement and the other Loan Documents, no default exists under any Material Contract or other document to which any Loan Party or any of their Subsidiaries is a party or otherwise subject to that has had or could reasonably be expected to have or result in a Material Adverse Effect. Section 5.11. Margin Regulations. No Loan Party nor any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock (it being understood that Loan Parties may purchase common stock of Borrower from time to time). No part of the proceeds of the Loans will be used, directly or indirectly, to purchase or carry any Margin Stock, or to refinance any Indebtedness originally incurred for such purpose, or for any other purpose, in each case, in a manner that entails a violation (including on the part of any Lender) of the provisions of RegulationsRegulation U or X adopted by the FRB. Section 5.12. Intellectual Property. Except as specifically disclosed on Schedule 5.12, each Loan Party and each of its Restricted Subsidiaries owns or is licensed or otherwise has the right to use all of the patents, copyrights, trademarks, service marks, trade names, domain names, mask works, trade secrets, proprietary information, proprietary formulas, rights in computer programs and databases and other intellectual property rights that are reasonably necessary for the operation of its respective businesses (including the business of Borrower and its Restricted Subsidiaries) as currently conducted by it, except to the extent that failure to hold such ownership, license or other right could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. No Loan Party has any knowledge that the use of such intellectual property by such Loan Party or any of its Restricted Subsidiaries in, and the operation of, its business as

127 currently conducted infringes any valid and enforceable intellectual property rights of any other Person, except to the extent any such infringement could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. Section 5.13. Capitalization and Subsidiaries. Section 5.13. Capitalization and Subsidiaries. As of the Third Restatement Effective Date, Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13. Set forth on Part (a) of Schedule 5.13 is a complete and accurate list of all Loan Parties as of the Third Restatement Effective Date, showing as of the Third Restatement Effective Date (as to each Loan Party) the jurisdiction of its incorporation and the address of its principal place of business. The copy of each Organizational Document of each Loan Party provided pursuant to Section 4.01(a)(iii) of the Second Restated Credit Agreement is a true and correct copy of such document, and is valid and in full force and effect, in each case, as of the Third Restatement Effective Date. Aside from its Subsidiaries disclosed in Part (a) of Schedule 5.13, as of the Third Restatement Effective Date no Loan Party owns, of record or beneficially, any Equity Interests in any other Person other than those specifically disclosed in Part (b) of Schedule 5.13. All of the outstanding Equity Interests owned by any Loan Party in each of its direct Restricted Subsidiaries has been validly issued, is fully paid and non-assessable (if applicable), and is owned by such Loan Party of record and beneficially free and clear of all Liens, except those created under the Collateral Documents and Permitted Liens. Section 5.14. Liens on Collateral. Section 5.14. Liens on Collateral. The provisions of the Collateral Documents and the other Loan Documents create legal and valid security interests in and Liens on the Collateral in favor of Administrative Agent, for the benefit of the Secured Parties, and such Liens constitute valid and, in the case of the personal property Collateral, upon the taking of actions, notices and filings set forth in the Security Agreement, perfected and continuing Liens on the Collateral (except to the extent otherwise provided or permitted by the Security Agreement or, with respect to perfection, otherwise not required to be perfected under this Agreement or the Collateral Documents) securing, in the case of Borrower, the Obligations, and in the case of the Guarantors (on a joint and several basis), the Guaranteed Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens in and on the Collateral except (a) Permitted Liens, to the extent any such Permitted Liens would have priority over the Liens in favor of Administrative Agent pursuant to applicable Law or are otherwise expressly permitted by any Loan Document to have priority over the Liens of Administrative Agent, and (b) Liens perfected only by possession (including possession of any certificate of title) to the extent Administrative Agent has not obtained or does not maintain possession of such Collateral. Section 5.15. Environmental Matters. No Loan Party nor any of its Subsidiaries (a) has failed to comply with any applicable Environmental Law or to obtain, maintain or comply with any Environmental Permit required under any applicable Environmental Law, (b) has Released any Hazardous Materials in an amount or manner that that could reasonably be expected to result in an Environmental Liability, (c) owns or operates any property or facility at which there has been a Release of Hazardous Materials that could reasonably be expected to result in an Environmental Liability, (d) has become subject to any Environmental Liability, (e) has received written notice of any Environmental Claim or (f) knows of any basis for any Environmental Liability, in each case in a manner that could reasonably be expected to have a Material Adverse Effect.

128 Section 5.16. Solvency. Section 5.16. Solvency. Borrower and its Subsidiaries, taken as a whole on a Consolidated basis, are, Solvent, including upon the consummation of the transactions contemplated by this Agreement to be consummated on the Third Restatement Effective Date. Section 5.17. Sanctions and Anti-Corruption Laws. (a) Sanctions. None of Borrower, any of its Subsidiaries, or to the knowledge of Borrower, any director, officer, employee, or agent of Borrower or any of its Subsidiaries is a Person that is, or is owned or Controlled by, Persons that are, (i) any Person that is described in Section 7.10(c) or is otherwise the target of any sanctions administered or enforced by the United States Department of the Treasury’s Office of Foreign Assets Control, the United States Department of State, the United Nations Security Council, the European Union or any European Union member state, or His Majesty’s Treasury or any other relevant sanctions authority having jurisdiction over the Borrower or its Subsidiaries (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the target of Sanctions (collectively, “Sanctioned Countries”), including as of the Third Restatement Effective Date, the Crimea region, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic regions of Ukraine. Furthermore, Borrower and its Subsidiaries and, to the knowledge of Borrower, Borrower's Affiliates, are currently and have been for the last five years in compliance with all applicable Sanctions, and have instituted and maintain policies and procedures reasonably designed to ensure, and which are reasonably expected to continue to ensure, compliance therewith. This Section 5.17(a) shall not apply if and to the extent that such representation/warranty would result in a violation of Council Regulation (EC) No 2271/96, as amended (or any implementing law or regulation in any member state of the European Union) or any similar blocking or anti-boycott law in the United Kingdom. (b) Anti-Corruption Law; AMLs. None of Borrower, any of its Subsidiaries nor to the knowledge of Borrower, any director, officer, agent, employee, Affiliate or other person acting on behalf of Borrower or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a material violation by such persons of any applicable anti-money laundering Law, anti-bribery Law or other anti-corruption Law, including the United Kingdom Bribery Act 2010 (the “UK Bribery Act”) and the United States Foreign Corrupt Practices Act of 1977 (the “FCPA”). Furthermore, Borrower and its Subsidiaries and, to the knowledge of Borrower, Borrower’s Affiliates have conducted their businesses in material compliance with the UK Bribery Act, the FCPA and similar applicable Laws, and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. (c) Notwithstanding the foregoing, the representations and warranties set forth above in this Section 5.17 are, insofar as they relate to matters and circumstances with respect to the Sunrise Target and its Subsidiaries as of and prior to the Third Restatement Effective Date, qualified by the knowledge of the Responsible Officers of the Borrower as of the date of the Third Restatement Agreement. Section 5.18. Investment Company Status. None of the Loan Parties is required to register as an “investment company” under the Investment Company Act of 1940, as amended from time to time.

129 Section 5.19. Insurance. Section 5.19. Insurance. The assets, properties and businesses of each Loan Party and each of its Restricted Subsidiaries are insured with financially sound and reputable insurance companies that are not Affiliates of any Loan Party (in each case, determined at the time such insurance is obtained, renewed or reissued), in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in similar locations and as required to be maintained pursuant to Section 6.06. Section 5.20. Full Disclosure. The Loan Parties have disclosed or made available, including pursuant to public filings with the SEC, to Administrative Agent and the Lending Parties all matters known to them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No financial statement, material report, material certificate or other material information (excluding projected financial information, pro forma financial information, estimated financial information, other projected or estimated information and other forward-looking statements and information of a general economic or industry specific nature) furnished (in writing) by or on behalf of any Loan Party or any Subsidiary thereof to Administrative Agent or any Lending Party in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken together as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, pro forma financial information, estimated financial information, other projected or estimated information and other forward-looking statements, such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such financial projections and forecasts are as to future events and are not to be viewed as facts, are subject to significant uncertainties and contingencies, many of which are beyond the control of any Loan Party, and are not guarantees of financial performance, that actual results may differ significantly from such financial projections and forecasts and such differences may be material, and no assurances can be given that such financial projections and forecasts will be realized). Section 5.21. Covered Entities. No Loan Party is a Covered Entity. Section 5.22. Beneficial Ownership Certification. As of the Third Restatement Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. ARTICLE 6 AFFIRMATIVE COVENANTS Until the Commitments shall have expired or been terminated, the principal of and interest on each Loan and all fees, expenses and other amounts (other than under Secured Swap Obligations, Secured Cash Management Obligations and contingent amounts not yet due) under any Loan Document have been paid in full in cash and all Credits have expired or been terminated and the Unreimbursed Amount of all Credit Borrowings shall have been reimbursed (unless the outstanding amount of the Obligations in respect of any Credits related thereto has

130 been cash collateralized or a backstop letter of credit reasonably satisfactory to the applicable L/C Issuer is in place), each Loan Party hereto covenants and agrees with the Lenders that it will, and will cause each of its Restricted Subsidiaries to, perform each of the covenants set forth in this Article 6. Section 6.01. Financial Statements. Deliver to Administrative Agent (and Administrative Agent will promptly make such information available to the Lending Parties in accordance with its customary practice): (a) Annual Financial Statements. No later than ninety days after the end of each Fiscal Year, a Consolidated balance sheet as at the end of such year and related Consolidated statements of income, shareholders’ equity and cash flows of Borrower and its Consolidated Subsidiaries prepared for such Fiscal Year, setting forth, in comparative form against the figures for the previous Fiscal Year, all in reasonable detail and accompanied by (i) a report thereon of Deloitte Touche LLP, any other “big four” firm of independent public accountants or any other independent public accountants of recognized national standing selected by Borrower (or any other independent accounting firm not of recognized national standing that is acceptable to Administrative Agent), which report will not be qualified as to scope or contain any “going concern” qualification, other than a qualification related to any upcoming maturity of the Obligations hereunder or potential non-compliance with any financial covenant, and will state that such financial statements present fairly in all material respects the financial position of Borrower and its Subsidiaries on a Consolidated basis as at the dates indicated and the results of its operations and changes in its financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise required by GAAP or stated therein) and that the examination by such accountants in connection with such Consolidated financial statements has been made in accordance with generally accepted auditing standards, and (ii) management’s discussion and analysis of the important operational and financial developments during such Fiscal Year; (b) Fiscal Period Financial Statements. No later than forty-five days after the end of each of the first three Fiscal Periods during each Fiscal Year, a Consolidated balance sheet as at the end of such period and the related Consolidated statements of income and cash flows of Borrower and its Consolidated Subsidiaries prepared for such Fiscal Period and (for such financial statements prepared for the first three Fiscal Periods of any Fiscal Year) for such Fiscal Year to date, setting forth in each case in comparative form the figures for the corresponding period(s) of the previous Fiscal Year end and the then current Fiscal Year, all in reasonable detail and certified by a Responsible Officer of Borrower having responsibility for financial matters that they (i) present fairly in all material respects the financial condition of Borrower and its Consolidated Subsidiaries as at the dates indicated and the results of its operations and changes in their cash flow for the periods indicated and (ii) have been prepared in accordance with GAAP, subject to the absence of footnotes and changes resulting from audit and customary year-end adjustments. With each such quarterly financial reports, Borrower will also deliver management’s discussion and analysis of the important operational and financial developments during such Fiscal Period and a general comparison of such financial reports against the budget delivered pursuant to Section 6.01(e); (c) Consolidating Financial Statements Reflecting Adjustments for Unrestricted Subsidiaries. Concurrently with the delivery of any financial statements pursuant to Section 6.01(a) or (b), if there are any Unrestricted Subsidiaries at the time, the related consolidating

131 financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries from such Consolidated financial statements; (d) Compliance Certificate. Together with the financial statements delivered pursuant to Section 6.01(a), (b) and (c), as applicable, a Compliance Certificate dated as of the last day of such reporting period, in each case certified by a Responsible Officer of Borrower having responsibility for financial matters, with appropriate insertions (which delivery may, unless Administrative Agent, or a Lender requests executed originals, be by electronic communication, including facsimile or electronic mail, and will be deemed to be an original authentic counterpart thereof for all purposes); (e) Budget. No later than forty-five Business Days after approval thereof by Borrower’s Board of Directors (and in any event no later than the date of delivery of the annual financial statements for the current Fiscal Year pursuant to Section 6.01(a), as determined by the last paragraph of this Section 6.01), an annual operating budget of Borrower and its Consolidated Subsidiaries for the forthcoming Fiscal Year in the form presented to, and approved by, Borrower’s Board of Directors; provided that in the event any budget is materially revised in any Fiscal Year and is subsequently approved by Borrower’s Board of Directors, such revised budget will be delivered to Administrative Agent promptly and in any event no later than twenty Business Days after approval thereof by Borrower’s Board of Directors (or such longer period as may be agreed by Administrative Agent in its sole discretion); and provided, further, that each such budget shall be prepared in good faith on the basis of assumptions which are, in the opinion of the management of Borrower, reasonable at the time made; and (f) Other Reports. Promptly upon any request by Administrative Agent or any Lending Party, a copy of any detailed audit reports, management letters or recommendations submitted to the Board of Directors (or the audit committee of the Board of Directors) of Borrower by independent accountants in connection with the accounts or books of Borrower or any Restricted Subsidiary thereof, or any audit of any of them. Documents required to be delivered pursuant to this Section 6.01 may be delivered electronically and if so delivered, will be deemed to have been delivered on the date (i) on which Borrower posts such documents, or provides a link thereto on Borrower’s website on the Internet at the website address listed on Schedule 10.02 (as updated from time to time); (ii) on which such documents are posted on Borrower’s behalf on an Internet or intranet website, if any, to which each Lending Party and Administrative Agent have access (whether a commercial, third-party website or whether sponsored by Administrative Agent); or (iii) on which such documents are filed for public availability on the SEC’s Electronic Data Gathering and Retrieval System (or any successor thereto), including on any Form 10-K, Form 10-Q or Form 8-K filing; provided that (A) Borrower will notify Administrative Agent of the posting of such documents. Administrative Agent will have no obligation to request the delivery of or to maintain paper copies of the documents referred to above and (B) upon Administrative Agent’s written request to Borrower, Borrower will deliver paper copies of such documents (as may be specified by Administrative Agent or any Lending Party after using reasonable efforts to obtain such documents by electronic means as contemplated by the preceding clauses (i) through (iii) of this paragraph) to Administrative Agent until such time as a written request to cease delivering such paper copies is given by Administrative Agent or such Lending Party. Notwithstanding anything to the contrary in this Section 6.01 or any other Loan Document, none of Borrower or any of its Subsidiaries shall be required to disclose any document, information or other matter (a) that constitutes non- financial trade secrets, (b) in respect of which disclosure to Administrative Agent or any Lending Party (or any of their respective representatives) is prohibited by any Applicable Law or any

132 binding contractual agreement as to confidentiality with a third party or (c) is subject to attorney- client privilege or constitutes attorney work product. Section 6.02. Other Information. Section 6.02. Other Information. Deliver to Administrative Agent (which will promptly make such information available to the Lending Parties in accordance with its customary practice): (a) Equity Interest Reports and Public Filings. Promptly after the same are filed or delivered, copies of each annual report, proxy or financial statement or other material report or communication sent to the holders of Equity Interests of Borrower (including any Qualified Preferred Stock) in their capacity as shareholders, and copies of all annual, regular, periodic and special reports and registration statements that Borrower or any of its Restricted Subsidiaries may file or be required to file with the SEC under Section 13 or Section 15(d) of the Exchange Act, and, in each case, not otherwise required to be delivered to Administrative Agent pursuant hereto; (b) Materials from Governmental Authorities. Promptly, and in any event within five Business Days after receipt thereof by any Loan Party or any Restricted Subsidiary thereof, copies of each material notice or other material non-routine correspondence received from any Governmental Authority (including the SEC or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding any material financial or other material operational results of Borrower and Restricted Subsidiaries, together or individually; (c) “Know Your Customer”. Promptly upon the request thereof, such other information and documentation required by bank regulatory authorities under applicable Beneficial Ownership Regulations and “know your customer”, anti-corruption and anti-money laundering Laws (including the PATRIOT Act), as from time to time reasonably requested by Administrative Agent or any Lending Party; (d) Accounting Policies and Financial Reporting Practices. Promptly upon the occurrence thereof, notice of any material change in Borrower’s or any of its Consolidated Restricted Subsidiaries’ accounting policies or financial reporting practices, except changes required by GAAP; (e) Security Agreement Schedules. Together with the delivery of the Compliance Certificate dated as of the last day of the second and fourth Fiscal Periods of each Fiscal Year pursuant to Section 6.01(d), provide Administrative Agent with supplements to the schedules to the Security Agreement to the extent necessary to update or correct such schedules so that such schedules are accurate in all material respects; provided that, with respect to Schedule V of the Security Agreement, Borrower may provide a new version of such schedule rather than a supplement; and (f) Additional Information. Promptly, such additional information regarding the business, financial or corporate affairs of any Loan Party or any Subsidiary thereof or compliance with the terms of the Loan Documents, as Administrative Agent or any Lending Party may from time to time reasonably request. Documents required to be delivered pursuant to Section 6.01(a), (b), (d) or (f) may be delivered electronically and if so delivered, will be deemed to have been delivered on the date (i)

133 on which Borrower posts such documents, or provides a link thereto on Borrower’s website on the Internet at the website address listed on Schedule 10.02 (as updated from time to time); (ii) on which such documents are posted on Borrower’s behalf on an Internet or intranet website, if any, to which each Lending Party and Administrative Agent have access (whether a commercial, third- party website or whether sponsored by Administrative Agent); or (iii) on which such documents are filed for public availability on the SEC’s Electronic Data Gathering and Retrieval System (or any successor thereto), including on any Form 10-K, Form 10-Q or Form 8-K filing; provided that (A) Borrower will notify Administrative Agent of the posting of such documents. Administrative Agent will have no obligation to request the delivery of or to maintain paper copies of the documents referred to above and (B) upon Administrative Agent’s written request to Borrower, Borrower will deliver paper copies of such documents (as may be specified by Administrative Agent or any Lending Party after using reasonable efforts to obtain such documents by electronic means as contemplated by the preceding clauses (i) through (iii) of this paragraph) to Administrative Agent until such time as a written request to cease delivering such paper copies is given by Administrative Agent or such Lending Party. Notwithstanding anything to the contrary in this Section 6.02 or any other Loan Document, none of Borrower or any of its Subsidiaries shall be required to disclose any document, information or other matter (a) that constitutes non-financial trade secrets, (b) in respect of which disclosure to Administrative Agent or any Lending Party (or any of their respective representatives) is prohibited by any Applicable Law or any binding contractual agreement as to confidentiality with a third party or (c) is subject to attorney-client privilege or constitutes attorney work product. Section 6.03. Notices. Section 6.03. Notices. Promptly, and in no event more than five Business Days after any Responsible Officer or any other senior executive officer of any Loan Party becomes aware thereof, notify Administrative Agent (which will promptly make such information available to the Lending Parties in accordance with its customary practice) of: (a) Defaults and Events of Default. The occurrence of any Default or Event of Default; (b) Litigation. The (i) institution of any investigation (including in respect of any noncompliance with any applicable Environmental Law or Environmental Permit), Environmental Claim, litigation, alternative dispute proceeding (including any Insolvency Proceeding) or other similar suit or proceeding (a “Proceeding”) by any Person, including any Governmental Authority, (A) which could reasonably be expected to result, after giving effect to any applicable insurance, in the payment by any Loan Party of more than the Threshold Amount, (B) with respect to which there is a reasonable likelihood of a finding adverse to a Loan Party, which adverse finding, if made, could reasonably be expected to have or result in a Material Adverse Effect, or (C) which seeks in any manner to invalidate any Loan Document or any provision thereof or to otherwise enjoin the performance of any Loan Document or any provision thereof, and (ii) of any material development in any Proceeding described in the foregoing subclause (i); (c) ERISA Events. The occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (d) Change of Control. The occurrence of a Change of Control; and

134 (e) Material Adverse Effect. Any other event or occurrence (including any event or occurrence with respect to the Collateral) in addition to those listed in clauses (a) through (d) above which has resulted or could reasonably be expected to result in a Material Adverse Effect. Each notice pursuant to this Section 6.03 will be accompanied by a statement of a Responsible Officer of Borrower setting forth details of the occurrence referred to therein and, to the extent applicable, stating what action, if any, Borrower (or the other applicable Person) has taken or proposes to take with respect thereto. Section 6.04. Preservation of Existence and Entitlements. (a) Preserve, renew and maintain in full force and effect its respective legal existence and good standing under the Laws of the jurisdiction of its incorporation or formation, as applicable, except (i) in a transaction permitted by Section 7.04 or (ii) with respect to non-Loan Parties, except to the extent such failure to preserve, renew and maintain its legal existence and good standing could not reasonably be expected to have or result in a Material Adverse Effect; (b) Take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its respective businesses, except to the extent that the failure to do so could not reasonably be expected to have or result in a Material Adverse Effect; and (c) Preserve or renew their respective registrations for copyrights, patents, trademarks, service marks, mask works, and domain names, the non-preservation or non-renewal of which could reasonably be expected to have or result in a Material Adverse Effect. Section 6.05. Maintenance of Properties. Section 6.05. Maintenance of Properties. Maintain, preserve and protect (or replace in the ordinary course of business) all of their respective material tangible properties and equipment necessary to the operation of its respective businesses in good working order and condition, ordinary wear and tear excepted and subject to the occurrence of casualty or force majeure events, and make all necessary repairs thereto and renewals and replacements thereof, in each case except where the failure to do so could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. Section 6.06. Maintenance of Insurance. (a) Property and Liability Insurance. Maintain or cause to be maintained, with financially sound and reputable insurance companies or other insurers (determined at the time such insurance is obtained, renewed or reissued), such insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of the Loan Parties and their Subsidiaries as may customarily be carried or maintained under similar circumstances by companies of similar size engaged in similar businesses and owning similar properties, in each case in such amounts with such deductibles, covering such risks and otherwise on such terms and conditions as will be customary for companies similarly situated in the industry, subject to commercially reasonable and prudent adjustments made by Borrower and its Subsidiaries (determined at the time such insurance is obtained, renewed or reissued). Each such policy of general liability insurance or property insurance covering the Collateral will (i) name Administrative Agent, for the benefit of the Secured Parties, as an additional insured in respect of public liability policies of the Loan Parties and (ii) in the case of each property or casualty

135 insurance policy of the Loan Parties, contain a lender loss payable clause or endorsement, as the case may be, satisfactory to Administrative Agent in its Reasonable Discretion, that names Administrative Agent, for the benefit of the Secured Parties, as the loss lender payee thereunder. Borrower will use commercially reasonable efforts to obtain endorsements to its general liability and property insurance covering the Collateral that provide for at least thirtythirdy days (or ten days in the case of nonpaymentnon-payment of premiums) prior written notice to Administrative Agent of any cancellation of such policy. The provisions of this Section 6.06 will be deemed supplemental to, but not duplicative of, the provisions of any Collateral Document that requires the maintenance of insurance. (b) Flood Insurance. If at any time any real property that is subject to a deed of trust or mortgage securing the Obligations hereunder is located in an area identified as a special flood hazard area by the Federal Emergency Management Agent or any successor thereto, Borrower will, and will cause each of its Subsidiaries, as applicable, to, at all times keep and maintain flood insurance in an amount reasonably satisfactory to Administrative Agent but in no event less than the amount sufficient to comply with the rules and regulations promulgated under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973 (and any other applicable similar Law). Section 6.07. Compliance with Laws. Section 6.07. Compliance with Laws. Comply in all material respects with the requirements of all applicable Laws and all orders, writs, injunctions and decrees applicable to them or to their respective assets, properties or businesses, and will use and operate all of its facilities and properties in compliance with all applicable Laws and keep all permits, approvals, certificates and other authorizations of Governmental Authorities as is required by applicable Law in effect and remain in compliance therewith, except, in each case, where the failure to comply therewith could not reasonably be expected to have or result in a Material Adverse Effect. Section 6.08. Books and Records. Section 6.08. Books and Records. Maintain proper books of record and account, in which full, true and correct (in all material respects) entries in conformity with GAAP consistently applied (except as otherwise required by GAAP or as otherwise disclosed in financial statements delivered pursuant to Section 6.01(a) or (b)) are made of all material financial transactions and matters involving its respective properties and businesses. Section 6.09. Inspection Rights. Permit representatives and independent contractors of Administrative Agent to visit and inspect any of their respective properties, to examine their corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors (solely in their capacity as such) (limited, in the case of directors, to the directors of Restricted Subsidiaries of Borrower), officers, managers and independent public accountants (in which case, so long as no Event of Default has occurred and is continuing at the time of such inspection, representatives of Borrower shall be afforded a reasonable opportunity to attend such inspection and any related discussions), at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to Borrower, and, if an Event of Default has occurred and is continuing at the time of such inspection, Borrower agrees to bear the reasonable and documented out-of-pocket costs and expenses of such visits; provided that, unless an Event of Default has occurred and is

136 continuing, only one such visit and related inspection may occur during any Fiscal Year. Notwithstanding anything to the contrary in this Section 6.09 or any other Loan Document, neither Borrower nor any of its Subsidiaries shall be required to disclose, permit the inspection, examination or making of copies or taking of extracts of, or discussion of, any document, information or other matter (a) that constitutes non-financial trade secrets, (b) in respect of which disclosure to Administrative Agent or any Lending Party (or any of their respective representatives) is prohibited by any Applicable Law or any binding contractual agreement as to confidentiality with a third party or (c) that is subject to attorney-client privilege or constitutes attorney work product. Section 6.10. Compliance with Environmental Laws. (a) Compliance with Environmental Laws. Comply with all applicable Environmental Laws, and obtain and comply with and maintain all Environmental Permits required by applicable Environmental Laws, except, in each case, to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect. (b) Environmental Investigations. Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under applicable Environmental Laws and Environmental Permits, and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 6.11. Covenant to Guarantee Obligations and Give Security. (a) New or Acquired Subsidiaries. Upon (1)(i) the formation, incorporation or acquisition by any Loan Party of any new direct or indirect Subsidiary, other than any such Subsidiary that constitutes (a)(A) a Foreign Subsidiary, (b)(B) a Domestic Subsidiary that is either a Foreign Subsidiary Holdco or an Exempt Subsidiary or (c)(C) a Subsidiary that otherwise is prohibited by applicable Law existing as of the date such Subsidiary was formed or acquired by Borrower from providing the Guaranty of the Obligations contemplated by Section 10.15 or would require the express consent, approval, license or authorization of a Governmental Authority (including any such regulatory authority) having jurisdiction thereover unless such express consent, approval, license or authorization has been obtained (any Subsidiary described in any of the preceding subclauses (A) through (C), inclusive, an “Excluded Subsidiary”), or (2)(ii) the re-designationredesignation of an Unrestricted Subsidiary as a Restricted Subsidiary pursuant to Section 2.16, Borrower will (subject to the proviso at the end of this Section 6.11(a)), in each case at Borrower’s expense: (i) within twenty Business Days after such formation, incorporation, acquisition or designation (or such longer period as may be agreed by Administrative Agent in its sole discretion), cause such Subsidiary to duly execute and deliver to Administrative Agent a Joinder Agreement in the form attached to this Agreement as Exhibit C pursuant to which such Person is joined to this Agreement and becomes a Guarantor hereunder for all purposes of this Agreement, including Section 10.15, and the other Loan Documents, guaranteeing the other Loan Parties’ Obligations under the Loan Documents; (ii) subject to clauses (iii) and (iv) below of this Section 6.11(a), within twenty Business Days after such formation, incorporation, acquisition or designation (or such longer period as may be agreed by Administrative Agent in its sole discretion),

137 cause such Subsidiary (and cause each direct parent of such Subsidiary, if it has not already done so) to duly execute and deliver to Administrative Agent such Loan Documents, or joinders, supplements or addenda thereto, as applicable, including a joinder to the Security Agreement (substantially in the form attached as Annex A thereto), as may be deemed necessary or advisable by Administrative Agent, in its Reasonable Discretion, which Loan Documents, including any joinders, supplements or addenda thereto, will be in form and substance satisfactory to Administrative Agent, in its Reasonable Discretion; (iii) within sixty days after such formation, incorporation, acquisition or designation (or such longer period as may be agreed by Administrative Agent in its sole discretion), cause such Subsidiary (and cause each direct parent of such Subsidiary, if it has not already done so) to take whatever action (including providing information needed in connection with the filing of Financing Statements, the delivery of original possessory collateral and the giving of notices) as is required under the Collateral Documents to vest in Administrative Agent valid Liens on and perfected (to the extent required to be perfected under the Collateral Documents) security interests in the properties purported to be subject to the Collateral Documents delivered pursuant to this Section 6.11, in each case enforceable against all third parties in accordance with their terms, subject only to Permitted Liens; and (iv) in the case of any formation, incorporation, acquisition or designation, if requested by Administrative Agent, in its Reasonable Discretion, within sixty days after such formation or acquisition (or such longer period as may be agreed by Administrative Agent in its sole discretion), deliver to Administrative Agent a favorable opinion, addressed to Administrative Agent and the Lending Parties, of counsel for the Loan Parties as to the matters contained in clauses clause (i), (ii) and or (iii) above, and as to such other matters as Administrative Agent may reasonably request, provided that, notwithstanding the foregoing or anything to the contrary in any Loan Document, and subject to Section 6.11(b), (A) such Person will not be required to execute and deliver a Joinder Agreement to Administrative Agent and thereby become a Guarantor hereunder or to execute and deliver or otherwise provide the Collateral Documents and other documents contemplated of a new Guarantor under thisSectionthis Section 6.11(a) if such Person is an Excluded Subsidiary; (B) only 65% of the total combined power of all classes of Equity Interests entitled to vote (within the meaning of Treasury Regulations section 1.956-2(c)(2)) of (1) any first tier Foreign Subsidiary that is a corporation (or treated as such for U.S. federal tax purposes) or (2) any Foreign Subsidiary Holdco, will be required to be pledged to secure the Obligations of Borrower (or the Guaranteed Obligations of any Guarantor) (although 100% of the non-voting Equity Interests of each first tier Foreign Subsidiary or Foreign Subsidiary Holdco described in the preceding subclausessubclause (1) or (2) will be required to be pledged); (C) the Collateral shall not include any Excluded Collateral (as described and defined in the Security Agreement); (D) no control agreements will be required to perfect Administrative Agent’s security interest in any deposit accounts or security accounts (except as requested by Borrower for the purpose of establishing a security interest perfected by control in Consolidated Net Cash in favor of Administrative Agent); (E) no Grant of IP Security Interest or similar document will be required to be recorded with the United States Patent & Trademark Office (other than those recorded prior to the Third Restatement Effective Date pursuant to the First Restated Credit Agreement) other than as is necessary or advisable (as determined by Administrative Agent in its Reasonable Discretion) to perfect Administrative Agent’s security interest in any U.S. copyrights registered after the Third Restatement Effective Date; and (F) no Pledged Interest Addendum (as such term

138 is defined in the Security Agreement) will be required to be delivered with respect to Pledged Interests (as such term is defined in the Security Agreement) in any Pledged Company (as such term is defined in the Security Agreement) formed, incorporated or acquired after the Second Restatement Date that is a Limited Pledge Subsidiary or a Limited Pledge Non-Control Investment, nor will any original certificates evidencing such Pledged Interests be required to be delivered as possessory collateral (provided that the Loan Parties shall also be prohibited by the Security Agreement from delivering such original certificates evidencing such Pledged Interests to any other secured creditor for the purpose of serving as possessory collateral). (b) Foreign Pledge Agreements. Within sixty days (or such longer period as may be agreed by Administrative Agent in its sole discretion), after any request by Administrative Agent, with respect to any Equity Interests in one or more Material First-Tier Foreign Subsidiaries that have been pledged pursuant to the Collateral Documents, if Administrative Agent in its Reasonable Discretion determines (based on advice of local counsel and to the extent legally permitted by the relevant applicable foreign law) that it would be in the interests of the Secured Parties that the respective Loan Party or Loan Parties which own such Equity Interests authorize, execute and deliver one or more additional pledge agreements governed by the laws of the jurisdiction or jurisdictions in which any such Material First-Tier Foreign Subsidiary is organized, then the respective Loan Party or Loan Parties will, subject to local Law limitations, (i) so authorize, execute and deliver one or more such additional pledge agreements (each, a “Foreign Pledge Agreement”), and (ii) take such reasonable actions as may be necessary or desirable under local law (as advised by local counsel) to create, maintain, effect, perfect, preserve, maintain and protect the security interests granted (or purported to be granted) by each such Foreign Pledge Agreement (including the delivery of a favorable opinion, addressed to Administrative Agent and the other Secured Parties, of counsel for the Loan Parties as to such Foreign Pledge Agreement(s)). Each Foreign Pledge Agreement will (A) be prepared by local counsel satisfactory to the Administrative Agent in its Reasonable Discretion and (B) be in form and substance satisfactory to the Administrative Agent in its Reasonable Discretion, it being understood and agreed, however, in the case of any Foreign Pledge Agreement entered into by Borrower or any other Loan Party, the respective Loan Party will not be required to pledge more than 65% of the total combined voting power of all classes of Equity Interests entitled to vote of any such Material First-Tier Foreign Subsidiary that is a corporation (or treated as such for U.S. federal tax purposes) in support of its obligations (x) as Borrower under this Agreement (in the case of the Borrower) or (y) under its Guaranty in respect of the Guaranteed Obligations (in the case of the other Loan Parties) (although 100% of the non-voting Equity Interests, if any, of any such Material First-Tier Foreign Subsidiary will be required to be pledged in support of such obligations). In determining whether to require one or more Foreign Pledge Agreements as permitted above, Administrative Agent will, in its Reasonable Discretion, consider the costs of the actions required in connection with the execution and delivery of the respective Foreign Pledge Agreements as against the relative value of the security interests and additional protection provided thereby. Section 6.12. Payment of Taxes. Section 6.12. Payment of Taxes. Pay and discharge as the same will become due and payable, all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets the failure of which to pay could reasonably be expected to have or result in a Material Adverse Effect, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Person.

139 Section 6.13. [Reserved]. Section 6.14. Post-Closing Matters. Execute and deliver the documents and complete the tasks expressed on Schedule 6.14 in each instance within the time limits specified on such Schedule. Section 6.15. Further Assurances. In addition to the obligations and documents which this Agreement expressly requires that any Loan Party or any Restricted Subsidiary thereof execute, acknowledge, deliver and perform, each Loan Party will execute and acknowledge (or cause to be executed and acknowledged) and deliver to Administrative Agent all documents, and take all actions, that may be reasonably requested by Administrative Agent from time to time hereunder to confirm the rights created or now or hereafter intended to be created under the Loan Documents, to protect and further the validity, extent, priority and enforceability of the Liens created under the Collateral Documents, to subject to the Liens created under the Collateral Documents any property or assets intended by the terms of any Loan Document to be covered by the Collateral Documents, or otherwise to carry out the purposes of the Loan Documents and the transactions contemplated hereunder and thereunder. ARTICLE 7 NEGATIVE COVENANTS Until the Commitments shall have expired or been terminated, the principal of and interest on each Loan and all fees, expenses and other amounts (other than under Secured Swap Obligations, Secured Cash Management Obligations and contingent amounts not yet due) under any Loan Document have been paid in full in cash and all Credits have expired or been terminated and the Unreimbursed Amount of all Credit Borrowings shall have been reimbursed (unless the outstanding amount of the Obligations in respect of any Credits related thereto has been cash collateralized or a backstop letter of credit reasonably satisfactory to the applicable L/C Issuer is in place), each Loan Party hereto covenants and agrees with the Lenders that it will not, and will not permit any of its Restricted Subsidiaries, directly or indirectly, to: Section 7.01. Liens. Section 7.01. Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than any of the following (collectively, “Permitted Liens”): (a) (i) Liens created under any Collateral Document securing the Obligations for the benefit of the Secured Parties and (ii) subject to an a Permitted Junior Intercreditor Agreement or Permitted Pari Passu Intercreditor Agreement, Liens on the Collateral securing Credit Agreement Refinancing Indebtedness and Incremental Equivalent Debt (and any Permitted Refinancing thereof); (b) (i) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under Section 7.03 and (ii) deposits in the ordinary course of business securing liability for reimbursement obligations of insurance carriers providing insurance to Borrower or any of its Subsidiaries;

140 (c) Liens existing on the Third Restatement Effective Date and listed on Schedule 7.01 and any renewals, extensions or replacements thereof; provided that the outstanding or committed principal amount secured or benefited thereby is not increased (except by the amount of any accrued and unpaid interest and premium thereon and underwriting discounts, defeasance costs, fees, commissions and expenses related thereto and any unutilized commitments thereunder); (d) Liens for tax liabilities, fees, assessments and other governmental charges or levies not yet delinquent or remaining payable without penalty or to the extent that non-payment thereof is permitted by Section 6.12; provided that no notice of lien has been filed or recorded under the Code asserting delinquent Taxes owing of $1,000,000 or more, which notice has not been expunged from the applicable public record (or otherwise terminated or released) within five Business Days after the earlier of (i) the date on which a Responsible Officer of any Loan Party becomes aware of such filing or recordation of the notice of lien or (ii) the date on which notice thereof is given to a Loan Party by Administrative Agent or any Lending Party; (e) Landlord’s, grower’s, supplier’s, producer’s, carrier’s, warehouseman’s, mechanic’s, materialman’s, repairman’s or other like Liens (whether arising by operation of law, contract or otherwise) arising in the ordinary course of business and which in the aggregate at any one time do not materially detract from the value of the Collateral, taken as a whole, or materially impair the use thereof in the operation of the business of the Loan Parties as a whole (or that are being contested in good faith and by appropriate proceedings timely instituted and diligently conducted, if adequate reserves with respect thereto, if any, in accordance with GAAP are set aside on the financial statements of the applicable Person); (f) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; (g) deposits to secure the performance of bids, trade contracts or leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature, in each case incurred in the ordinary course of business; (h) zoning, building and other land use restrictions, easements, rights-of-way, covenants, restrictions and other similar encumbrances incurred in the ordinary course of business which do not in any case materially detract from the value of the real property subject thereto or materially interfere with the ordinary conduct of the business of Borrower and its Restricted Subsidiaries; (i) Liens securing Indebtedness permitted under Section 7.03(g) (and extension, renewal and replacement Liens upon the same property); provided that (x) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, improvements thereto and proceeds thereof, (y)the principal amount of Indebtedness secured thereby does not exceed the cost of acquiring, constructing and/or improving such property (including interest during construction) and (z) such security interests and the Indebtedness secured thereby are incurred and attach prior to or within one hundred-eightyone-hundred-eighty days after such acquisition or the completion of such construction or improvement; (j) rights of a licensor or sublicensor under any license agreement (or other license or grant of rights to use) for the use of intellectual property or other intangible assets as to which any Loan Party or any of its Restricted Subsidiaries is the licensee or sublicensee, as applicable;

141 (k) rights of a licensee or sublicensee under any license agreement (or other license or grant of rights to use) for the use of intellectual property or other intangible assets of (or licensed to) any Loan Party or any of its Restricted Subsidiaries as to which such Loan Party or other Restricted Subsidiary is the licensor or sublicensor, as applicable; (l) leases or subleases granted to others in the ordinary course of business; (m) interests or title of a lessor or sublessor under an operating lease; (n) Liens securing a judgment for the payment of money not constituting an Event of Default under Section 8.01(h) or securing an appeal or other surety bond related to any such judgment; (o) Liens arising by virtue of any contractual, statutory or common law provision relating to banker’s liens, rights of set-offset-off or similar rights and remedies as to deposit or security accounts or other funds or financial assets maintained with a creditor depository institution or securities intermediary; provided that such deposit account is not a dedicated cash collateral account in favor of such depository institution and the primary purpose of which is not to provide collateral security (other than for customary account commissions, fees and reimbursable expenses relating solely to such deposit account, and for returned items); (p) Liens existing on any property or assets of a Person prior to the Acquisition thereof by any Loan Party or any Restricted Subsidiary thereof or existing on any property or asset of any Person that thereafter becomes a Restricted Subsidiary of Borrower after the Third Restatement Effective Date (and extension, renewal and replacement Liens upon the same property); provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary of Borrower; (ii) such Lien does not extend or attach (including by being in the nature of a floating Lien) to any other property of any Loan Party or any of its Restricted Subsidiaries following such Acquisition other than, if required by terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property; and (iii) such Lien will secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary of Borrower, and extensions, refinancings, renewals and replacements thereof, provided that (A) the outstanding principal amount secured or benefited thereby is not increased (except by the amount of any accrued and unpaid interest and premium thereon and underwriting discounts, defeasance costs, fees, commissions and expenses related thereto and any unutilized commitments thereunder) and (B) if such Lien secures Indebtedness, the Indebtedness secured or benefited thereby (including any such extension, renewal or replacement) is permitted by Section 7.03(f) or (g); (q) Liens securing Indebtedness permitted under Section 7.03(e) (provided that the counterparty to any such permitted Swap Contract is a Hedge Bank); (r) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by any Loan Party or any Restricted Subsidiary thereof in the ordinary course of business to the extent such Liens do not attach to any assets other than the goods subject to such arrangements and the proceeds thereof; (s) Liens deemed to exist in connection with repurchase agreements permitted under the definition of “Cash Equivalents” set forth in Section 1.01;

142 (t) real estate security deposits with respect to leaseholds in the ordinary course of business; (u) interests of any collection agency in accounts receivable assigned to it by the Borrower or any Restricted Subsidiary in the ordinary course of business for the purpose of facilitating the collection of such accounts receivable; (v) Liens in favor of customs and revenues authorities arising as a matter of law which secure payment of customs duties in connection with the importation of goods; (w) reservations by vendors of security interests in the ordinary course of business pursuant to Section 2-401(1) of the Uniform Commercial Code as in effect in the applicable jurisdiction; (x) Permitted Encumbrances; (y) Liens on earnest money deposits made in connection with any agreement in respect of an anticipated Permitted Acquisition; (z) Liens on Property of Non-Loan Parties securing Indebtedness or other obligations not prohibited by this Agreement to be incurred by such Non-Loan Parties; (aa) Liens on Property that does not constitute Collateral; provided that the obligations secured by such Liens will not exceed $10,000,000 in the aggregate at any time outstanding; (bb) Liens not otherwise permitted under this Section 7.01; provided that the obligations secured by such other Liens will not exceed $40,000,000 in the aggregate at any time outstanding; and (cc) to the extent constituting Liens on the assets of Borrower or any of its Restricted Subsidiaries, Liens incurred in connection with Defeased Debt, which Liens attach only to the Refinancing Proceeds deposited in a trust or escrow account in connection with such Defeased Debt. Section 7.02. Investments. Section 7.02. Investments. Except as may be permitted by Section 7.04, make any Acquisition, or make, purchase or acquire any Investment, except for: (a) Investments in Cash and Cash Equivalents; (b) Investments to the extent constituting Permitted Acquisitions; (c) Guaranties constituting Indebtedness to the extent permitted by Section 7.03; (d) (i) Investments in any Loan Party by Borrower or any of its Subsidiaries, (ii) Investments by Borrower or any other Loan Party in any Foreign Subsidiary or any Foreign Subsidiary Holdco (including, (A) making capital contributions to Foreign Subsidiaries or Foreign Subsidiary Holdcos, and capitalizing or forgiving any Indebtedness owed to them by a Foreign Subsidiary or a Foreign Subsidiary Holdco and permitted by Section 7.03(i), (B) all Guarantees by Loan Parties of the obligations of Foreign Subsidiaries permitted by Section

143 7.03(d) and (C) all Dispositions by Loan Parties to Foreign Subsidiaries and Foreign Subsidiary Holdcos (net of the fair value of all Cash or non-Cash consideration received by the Loan Parties from Foreign Subsidiaries and Foreign Subsidiary Holdcos in respect of such Dispositions), (iii) Investments by any Loan Party in any Domestic Subsidiary that is not a Loan Party, (iv) Investments by Domestic Subsidiary that is not a Loan Party or a Foreign Subsidiary Holdco in any other Domestic Subsidiary that is not a Loan Party or a Foreign Subsidiary Holdco, and (v) Investments by any Foreign Subsidiary or Foreign Subsidiary Holdco in any other Foreign Subsidiary or Foreign Subsidiary Holdco; provided that (x) as calculated without duplication, the amount of all outstanding Investments made since the Third Restatement Effective Date pursuant to the preceding clause (ii) will not exceed, in the aggregate, $50,000,000 (the amount of such outstanding Investments to be determined without regard to any write-downs or write-offs thereof (provided that the outstanding amount of all such Investments shall be reduced by (aa) Cash payments of principal, interest and other obligations or amounts (other than indemnification payments and reimbursements for disbursements) thereon in the case of loans or advances, (bb) sale proceeds with respect thereto in the case of Dispositions of Investments, (cc) cash equity returns, Dividends and other comparable payments in the case of equity investments and (dd) cancellation or termination of obligations under the applicable Guaranty in the case of Investments in the form of Guaranties), (y) no Investment may be made pursuant to the preceding clauses (ii) and (iii) above at any time that a Default or an Event of Default has occurred and its continuing and (z) Investments made pursuant to the preceding clauses (iii) and (iv) shall also be subject to Section 2.16 and the proviso of the definition of “Non-Exempt Subsidiary” in Section 1.01, in each case as applicable; (e) the purchase of any Permitted Bond Hedge Transaction by Borrower and the performance of its obligations thereunder; (f) Investments in the form of loans and advances to employees of Borrower and its Restricted Subsidiaries (including the acquisition and holding of obligations of such employees in connection with such employees’ acquisition of shares of the common Equity Interests of Borrower (so long as no Cash is actually advanced by Borrower or any of its Restricted Subsidiaries in connection with the acquisition of such obligations)); provided that with respect to any loans or advances for moving, relocation and travel expenses and other similar expenditures, all such loans or advances will not exceed an aggregate principal amount of $2,000,000 at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances); (g) Swap Contracts to the extent permitted by Section 7.03(e); (h) Investments existing on the Third Restatement Effective Date and set forth on Schedule 7.02 and any modification, replacement, renewal or extension thereof to the extent not involving an additional Investment; (i) Investments arising from transactions by Borrower or any of its Restricted Subsidiaries with customers or suppliers in the ordinary course of business, including Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers and suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business; (j) Investments constituting Capital Expenditures;

144 (k) Investments constituting extensions of trade credit (including in the form of accounts receivable) in the ordinary course of business; (l) Investments constituting prepaid expenses, negotiable instruments held for collection and lease, utility and workers’ compensation, performance and other similar deposits provided to third parties, in each case, in the ordinary course of business; (m) promissory notes and other non-Cash consideration received in connection with Dispositions permitted by this Agreement; (n) Investments contemplated by Sections 7.04(a) (other than for purposes of clause (C) of the second proviso set forth therein), 7.04(d) and 7.04(e); (o) Investments in Foreign Subsidiaries by Borrower or any other Loan Party made solely with (i) the Net Cash Proceeds received by Borrower from the incurrence of Specified Permitted Indebtedness, (ii) the proceeds of any Loans made hereunder (including Incremental Term Loans and Additional Revolving Credit Loans) or (iii) Net Equity Proceeds utilizing the Net Equity Proceeds Amount as in effect immediately prior to the respective Investment, provided that, in each case, (A) no Default or Event of Default has occurred and is continuing or would result from the making of such Investment and (B) the proceeds of such Investment are immediately used by the respective Wholly-Owned Foreign Subsidiary to consummate a Permitted Acquisition; (p) In addition to Investments otherwise permitted by this Section 7.02, so long as no Default or Event of Default has occurred and is continuing or would result from the making of such Investment, Borrower and its Restricted Subsidiaries may make additional Investments in any Person in an aggregate amount for all such Investments made pursuant to this Section 7.02(p) (determined without regard to any write-downs or write-offs thereof), net of Cash payments of principal, interest or other obligations in the case of loans or advances, sale proceeds in the case of Dispositions of Investments, cash equity returns or amounts received in respect of cash equity (whether as a Dividend, redemption or sale) in the case of equity investments and cancellation or termination of obligations under guarantees in the case of Indebtedness in the form of guarantees, not to exceed $75,000,000; (q) In addition to Investments otherwise permitted by this Section 7.02, Borrower and its Restricted Subsidiaries may make additional Investments in any Person); provided that (i) no Default or Event of Default has occurred and is continuing at the time of the making of such Investment or would result therefrom, (ii) after giving effect to the making of such Investment, the Minimum Liquidity Condition is satisfied, and (iii) Borrower will be in compliance with the financial covenants set forth in Section 7.15, for the Test Period ended as of the last day of the Test Period immediately preceding the making of such Investment for which financial statements have been delivered in accordance with Section 6.01, on a pro forma basis after giving effect to the making of such Investment (but assuming, for purposes of determining pro forma compliance with Section 7.15(a) for such Test Period, that the maximum Consolidated Leverage Ratio permitted pursuant to Section 7.15(a) for such Test Period was 0.25 less than the maximum Consolidated Leverage Ratio set forth in Section 7.15(a) corresponding to such Test Period (without giving effect to any permitted increase to such maximum Consolidated Leverage Ratio corresponding to such Test Period as the result of the prior consummation of a Permitted Acquisition);

145 (r) Investments of any Person existing at the time such Person becomes a Restricted Subsidiary of Borrower or consolidates or merges with Borrower or any of its Restricted Subsidiaries (including in connection with a Permitted Acquisition) and any modification, replacement, renewal or extension thereof to the extent not involving an additional Investment so long as such Investments were not made in contemplation of such Person becoming a Restricted Subsidiary of Borrower of such consolidation or merger; (s) Investments by the Borrower and its Restricted Subsidiaries in joint ventures or similar arrangements, Similar Businesses and Non-Loan Parties in an aggregate amount at any one time outstanding (for the Borrower and all Restricted Subsidiaries taken as a whole), not to exceed $10,000,000; provided, further, that no Investment may be made pursuant to this Section 7.02(s) in any Unrestricted Subsidiary for the purpose of making a Restricted Payment prohibited pursuant to Section 7.06; (t) the Sunrise Acquisition; and (u) the Sunrise Acquisition Intercompany Investments. Notwithstanding the foregoing, no Investment of any Intellectual Property may be made by the Borrower or any Restricted Subsidiary to an Unrestricted Subsidiary (including by designating a Restricted Subsidiary that owns Intellectual Property as an Unrestricted Subsidiary) if such Intellectual Property is material to the business of the Borrower and its Restricted Subsidiaries taken as a whole. Section 7.03. Indebtedness. Section 7.03. Indebtedness. Create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except: (a) Indebtedness under this Agreement and the other Loan Documents and Credit Agreement Refinancing Indebtedness in respect thereof; (b) Indebtedness of the Borrower or any of its Restricted Subsidiaries (which Indebtedness (subject to clause (iii) below) may be guaranteed by the Borrower or any of its Restricted Subsidiaries), so long as (i) no Default or Event of Default has occurred and is continuing or would result from the incurrence of such Indebtedness, (ii) Borrower will be in compliance with the financial covenants set forth in Section 7.15, for the Test Period ended as of the last day of the Test Period immediately preceding the incurrence of such Indebtedness for which financial statements have been delivered in accordance with Section 6.01, on a pro forma basis after giving effect to the incurrence of such Indebtedness (assuming, solely in connection with the incurrence of any Indebtedness of the type set forth in clause (h) of the definition thereof, that such Indebtedness (solely for this purpose) constitutes Consolidated Funded Debt), (iii) such Indebtedness is either unsecured or is incurred by a Non-Loan Party (provided that with respect to any such Indebtedness incurred by a Non-Loan Party, such Indebtedness may be secured solely by assets of Non-Loan Parties and shall not be subject to any guarantees by a Loan Party), (iv) the aggregate outstanding amount of Indebtedness of Non-Loan Parties pursuant to this 7.03(b) shall not exceed $10,000,000 at any time, (v) such Indebtedness is not subject to any scheduled amortization, mandatory redemption, mandatory repayment or mandatory prepayment, sinking fund or similar payment (other than, in each case, customary offers to repurchase upon a change of control or asset sale and acceleration rights after an event of default) or have a final maturity date, in either case prior to the date occurring ninety-one91 days following the Latest Maturity

146 Date, (vi) the applicable agreement governing such Indebtedness (including any related Guaranties and any other related Specified Permitted Debt Document) will not include any financial performance “maintenance” covenants (whether stated as a covenant, default or otherwise, although “incurrence-based” financial tests may be included) or cross-defaults (but may include cross-defaults at final stated maturity and cross-acceleration), (vii) the terms of such Indebtedness (including all covenants, defaults, guaranties, and remedies, but excluding as to interest rate, call protection and redemption premium), taken as a whole, are no more restrictive or onerous in any material respect than the terms applicable to Borrower and its Restricted Subsidiaries under this Agreement and the other Loan Documents, and (viii) at least five Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, Borrower has delivered to Administrative Agent a certificate from a Responsible Officer of the Borrower certifying as to compliance with the requirements of preceding clauses (i) through (vii) (including a reasonably detailed description of the material terms and conditions of such Indebtedness or the then most current drafts of the documentation relating thereto, certifying that Borrower has determined in good faith that such terms and conditions satisfy the requirements of the preceding clause (vii)) and containing the calculations (in reasonable detail) required by the preceding clause(ii); (c) Indebtedness outstanding on the Third Restatement Effective Date and listed on Schedule 7.03 and Permitted Refinancing thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension (except by the amount of any accrued and unpaid interest and premium thereon and underwriting discounts, defeasance costs, fees, commissions and expenses related thereto and any unutilized commitments thereunder); (d) Guarantees incurred by (i) any Loan Party in support of the obligations of any other Loan Party, (ii) any Foreign Subsidiary in support of the obligations of any Loan Party, (iii) subject to the limitations set forth in Section 7.02(d), any Loan Party in support of the obligations of any Foreign Subsidiary, (iv) subject to the limitations set forth in Section 7.02(d), any Loan Party in support of the obligations of any Restricted Subsidiary that is not a Loan Party or any Unrestricted Subsidiary, and (v) any Foreign Subsidiary in support of the obligations of any other Foreign Subsidiary; (e) Indebtedness in the form of any Swap Contracts entered into in the ordinary course of business and providing protection to Borrower and its Restricted Subsidiaries against fluctuations in interest rates or foreign exchange or other currency values in connection with Borrower’s or any of its Restricted Subsidiaries’ operations, in either case so long as the entering into of such Swap Contracts are bona fide hedging activities and are not for speculative purposes; (f) existing Indebtedness of any Person that becomes a Restricted Subsidiary of Borrower after the Third Restatement Effective Date in connection with a Permitted Acquisition or other Acquisition permitted by Section 7.02 or a merger of consolidation in accordance with Section 7.04 (and Permitted Refinancing thereof); provided that (i) such Indebtedness is not created in contemplation of or in connection with such Acquisition, merger or consolidation or such Person becoming a Restricted Subsidiary, as the case may be, and (ii) the aggregate principal amount of all such Indebtedness permitted by this Section 7.03(f), including any extensions, renewals, refinancings and replacements thereof, will not exceed $75,000,000 outstanding at any time; (g) Indebtedness (including Capitalized Leases, Synthetic Lease Obligations, mortgage financings, construction-in-process financings secured by real estate and purchase

147 money obligations) incurred to finance the acquisition, construction or improvement of goods or other fixed or capital assets (whether initially incurred by Borrower or any of its Restricted Subsidiaries or assumed by Borrower or any of its Restricted Subsidiaries in connection with an acquisition of such goods or other fixed or capital assets); provided that if all or any portion of such Indebtedness is secured, the Liens securing such Indebtedness will be subject the limitations set forth in clauses (i), (ii) and (iii) of Section 7.01(i); and provided, further, that the aggregate principal amount of all such Indebtedness permitted by this Section 7.03(g), including any extensions, renewals and replacements thereof, will not exceed $35,000,000 outstanding at any time; (h) Indebtedness constituting endorsements for collection or deposit in the ordinary course of business; (i) Indebtedness constituting Investments permitted under Section 7.02(d), Section 7.02(o), Section 7.02(p) and Section 7.02(q) to the extent constituting intercompany loans among Loan Parties and/or any of their Restricted Subsidiaries, provided that (i) such Indebtedness is unsecured, (ii) such Indebtedness to the extent held by a Loan Party is evidenced by one or more promissory notes which, together with allonges, will be endorsed in favor of Administrative Agent or in blank and delivered to Administrative Agent, and (iii) to the extent the obligor thereof is a Loan Party, such Indebtedness will be subject to a subordination agreement in form and substance satisfactory to Administrative Agent in its Reasonable Discretion; (j) Indebtedness arising from any judgment, order, decree or award not constituting an Event of Default under Section 8.01(h), and Indebtedness with respect to performance bonds, surety bonds, appeal bonds, bid bonds, customs bonds or other obligations of like nature required in the ordinary course of business; (k) Deferred Purchase Price Obligations incurred in connection with Permitted Acquisitions or other Acquisitions permitted by Section 7.02; (l) Indebtedness which may be deemed to exist in connection with agreements providing for indemnification, purchase price adjustments and similar obligations or from guaranties or letters of credit, surety bonds, performance bonds or similar obligations securing the performance of Borrower or any other Restricted Subsidiary in connection with Permitted Acquisitions or Dispositions; (m) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, so long as such Indebtedness is extinguished within four Business Days of its incurrence; (n) customary obligations to banks in respect of netting services, overdraft protections and similar arrangements, in each case in connection with maintaining deposit accounts in the ordinary course of business; (o) Indebtedness owed to any Person providing property, casualty, liability, or other insurance to Borrower or any of its Restricted Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of such insurance for the period in which such Indebtedness is incurred and such Indebtedness is outstanding only for a period not exceeding twelve months;

148 (p) Indebtedness not otherwise permitted under this Section 7.02, provided that such additional Indebtedness is (i) unsecured (provided, however, that any such Indebtedness incurred by a Foreign Subsidiary of Borrower may be secured so long as the Lien is permitted at such time pursuant to Section 7.01(bb) or Section 7.01(z)) and (ii) taken together with all other Indebtedness permitted under this Section 7.03(p), does not exceed, in the aggregate principal amount outstanding at any time, $25,000,000; (q) Defeased Debt; (r) (i) Permitted Convertible Indebtedness; provided that such Indebtedness shall not be guaranteed by any person other than a Guarantor and (ii) any refinancings, refundings, renewals or extensions thereof; provided that (x) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension (except by the amount of any accrued and unpaid interest and premium thereon and underwriting discounts, defeasance costs, fees, commissions and expenses related thereto) and (y) the provisions of clause (i) above shall apply to any such refinancing, refunding, renewal or extension; and (s) Incremental Equivalent Debt and any Permitted Refinancing thereof. Section 7.04. Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (in each case whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Event of Default has occurred and is continuing or would result therefrom: (a) any Restricted Subsidiary may merge or consolidate with (i) Borrower (provided that Borrower is the continuing or surviving Person) or (ii) any one or more other Subsidiaries (provided that when (A) any Loan Party is merging or consolidating with a Subsidiary that is not a Loan Party, such Loan Party will be the continuing or surviving Loan Party, (B) any wholly owned Subsidiary that is not a Loan Party is merging or consolidating with a Subsidiary that also is not a Loan Party, such wholly owned Subsidiary is the continuing or surviving Person, and (C) any such merger or consolidation involving a Subsidiary that is not wholly owned immediately prior to such merger or consolidation is otherwise an Investment permitted under Section 7.02); (b) any Loan Party (other than Borrower) may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to Borrower or to another Loan Party; (c) any Restricted Subsidiary may Dispose of all or substantially all its assets in a transaction permitted under Section 7.02, and Borrower or any of its Restricted Subsidiaries may Dispose of all or a Controlling interest in the Equity Interests of any of such Person’s Subsidiaries that is not a Loan Party, in each case for not less than fair market value as determined in good faith by the Board of Directors of Borrower; (d) (i) Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it, provided that Borrower will be the surviving Person of such merger or consolidation; and (ii) any Restricted Subsidiary may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it, provided that, subject to the preceding clause (i), in the case of any such merger or consolidation to which any Loan Party (other than Borrower) is a party, the surviving Person will be a Loan Party; and

149 (e) the liquidation or dissolution of any Restricted Subsidiary if (i) the Board of Directors (or a Responsible Officer in lieu of the Board of Directors) of Borrower determines in good faith that such liquidation or dissolution is in the best interest of Borrower and is not materially disadvantageous to the Lending Parties, (ii) in the case of a liquidation or dissolution of a Loan Party Borrower provides written notice to Administrative Agent of such liquidation or dissolution promptly upon, and in any event not later than thirty days following, the effective date thereof (or such longer period as may be agreed by Administrative Agent in its sole discretion), and (iii) all assets and property of such Subsidiary (after payment or other provision for the satisfaction of the creditors thereof) are transferred to another Loan Party (provided, however, that if such liquidation or dissolution is of a non-wholly owned Subsidiary, such assets and property may be transferred to the equity holders of such Restricted Subsidiary ratably in accordance with their respective Equity Interests therein). Section 7.05. Dispositions. Section 7.05. Dispositions. Dispose of any of its owned Property (including receivables) whether now owned or hereafter acquired, or, in the case of any Restricted Subsidiary, issue or sell any shares of such Restricted Subsidiary’s Equity Interests to any Person, except: (a) (i) the Disposition of surplus, obsolete or worn out Property in the ordinary course of business, (ii) the sale of defaulted receivables in the ordinary course of business, (iii) abandonment, cancellation or disposition of any non-material Intellectual Property in the ordinary course of business and (iv) sales, leases or other dispositions of inventory determined by the management of the Borrower to be no longer useful or necessary in the operation of the Business; (b) (i) the sale of inventory or other property in the ordinary course of business, (ii) the non-exclusive cross-licensing or licensing of Intellectual Property in the ordinary course of business, which is not material to the business of the Borrower and its Restricted Subsidiaries, taken as a whole and (iii) the contemporaneous exchange, in the ordinary course of business, of Property for Property of a like kind, to the extent that the Property received in such exchange is of a fair market value equivalent to the fair market value of the Property exchanged (provided that after giving effect to such exchange, the fair market value of the Property of the Borrower or any Guarantor subject to Liens in favor of the Administrative Agent under the Collateral Documents is not materially reduced); (c) [reserved]; (d) the sale or issuance of (i) any Subsidiary’s Equity Interests to the Borrower or any Guarantor; provided that the sale or issuance of Equity Interests of an Unrestricted Subsidiary to the Borrower or any Restricted Subsidiary is otherwise permitted by Section 7.02 and (ii) the Equity Interests of any Non-Loan Party to any other Non-Loan Party, in each case, including in connection with any tax restructuring activities not otherwise prohibited hereunder; (e) (x) the Disposition of other assets for fair market value; provided that (i) in the case of a Disposition having a fair market value in excess of $10,000,000, at least 75% of the total consideration (excluding any consideration by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise, that are not Indebtedness) for any such Disposition received by the Borrower and its Restricted Subsidiaries is in the form of Cash or Cash Equivalents and other Designated NoncashNon-Cash Consideration treated as cash so long as the total Designated NoncashNon-Cash Consideration outstanding at any time does not

150 exceed $25,000,000 in the aggregate, (ii) no Event of Default has occurred and is continuing or would immediately result therefrom and (iii) the requirements of Section 2.05(e)(v), to the extent applicable, are complied with in connection therewith and (y) the Disposition of assets that are necessary or advisable, in the good faith judgment of the Borrower, in order to obtain the approval of any Governmental Authority to consummate or avoid the prohibition or other restrictions on the consummation of any Permitted Acquisition or any Investment permitted by Section 7.02; provided that the requirements of Section 2.05(e)(v), to the extent applicable, are complied with in connection therewith; (f) any Recovery Event; provided that the requirements of Section 2.05(e)(v) are complied with in connection therewith; (g) the leasing, occupancy agreements or sub-leasing of Property that would not materially interfere with the required use of such Property by the Borrower or its Restricted Subsidiaries; (h) the transfer for fair market value of Property (including Equity Interests of Subsidiaries) to another Person in connection with a joint venture arrangement with respect to the transferred Property; provided that such transfer is permitted under Section 7.02; (i) the sale or discount, in each case without recourse and in the ordinary course of business, of overdue accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables); (j) transfers of condemned Property as a result of the exercise of “eminent domain” or other similar policies to the respective Governmental Authority or agency that has condemned the same (whether by deed in lieu of condemnation or otherwise), and transfers of properties that have been subject to a casualty to the respective insurer of such Property as part of an insurance settlement; (k) the Disposition of any Unrestricted Subsidiary; (l) the transfer of Property (including Equity Interests of Subsidiaries) of the Borrower or any Guarantor to any Restricted Subsidiary for fair market value; (m) the transfer of Property (i) by the Borrower or any Guarantor to the Borrower or any other Guarantor or (ii) from a Non-Loan Party to (A) the Borrower or any Guarantor for no more than fair market value or (B) any other Non-Loan Party; (n) the sale of Cash or Cash Equivalents in the ordinary course of business; (o) (i) Liens permitted by Section 7.01, (ii) Restricted Payments permitted by Section 7.06 and (iii) Investments permitted by Section 7.02; (p) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements; provided that the requirements of Section 2.05(e)(iv), to the extent applicable, are complied with in connection therewith; (q) Dispositions of Property between or among the Borrower and/or its Restricted Subsidiaries as a substantially concurrent interim Disposition in connection with a Disposition otherwise permitted pursuant to clauses (a) through (p) above;

151 (r) a true lease or sublease of real property not materially interfering with the conduct of the business of the Borrower or any of its Restricted Subsidiaries, in each case so long as no such grant otherwise affects the Administrative Agent’s security interest in the asset or property subject thereto; and (s) the Disposition of other assets in an aggregate amount not to exceed $25,000,000; provided that, notwithstanding anything to the contrary in this Section 7.05, the Borrower or any of its Restricted Subsidiaries shall not be permitted to transfer or Dispose of any Intellectual Property to any Unrestricted Subsidiary if such Intellectual Property is material to the business of the Borrower and its Restricted Subsidiaries taken as a whole. Section 7.06. Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that: (a) each Subsidiary of Borrower may make Restricted Payments to Borrower and to Wholly-Owned Subsidiaries of Borrower (and, in the case of a Restricted Payment by a non-wholly owned Subsidiary, to Borrower and any Subsidiary of Borrower and to each other owner of Equity Interests of such Subsidiary on a pro rata basis based on their relative ownership interests); (b) Borrower may redeem, repurchase or otherwise acquire for value outstanding shares of Borrower’s common stock (or options, warrants or other rights to acquire such common stock) following the death, disability, retirement or termination of employment of officers, directors or employees of Borrower or any of its Subsidiaries; provided that (i) the aggregate amount of all such redemptions and repurchases pursuant to this Section 7.06(b) will not exceed $2,500,000 in any Fiscal Year of Borrower and (ii) at the time of any such redemption or repurchase, no Default or Event of Default has occurred and is continuing or will result from result such redemption or repurchase; (c) Borrower may pay regularly scheduled dividends on its outstanding Qualified Preferred Stock pursuant to the terms thereof solely through the issuance of additional shares of such Qualified Preferred Stock (other than in Cash); provided that in lieu of issuing additional shares of such Qualified Preferred Stock as dividends, Borrower may increase the liquidation preference of the shares of Qualified Preferred Stock in respect of which such dividends have accrued; (d) Borrower may pay Dividends on its outstanding Equity Interests in Cash in lieu of issuing fractional shares of Equity Interests of Borrower or as payments to dissenting stockholders pursuant to applicable Law in connection with a transaction permitted by this Agreement; (e) Borrower may declare and pay Dividends on its outstanding Equity Interests consisting solely of Equity Interests of Borrower otherwise permitted to be issued under this Agreement, whether in connection with a stock split of common Equity Interests issued by Borrower or otherwise; (f) Borrower may redeem, retire, purchase or otherwise acquire for value outstanding Equity Interests of Borrower (i) in exchange for other Equity Interests of Borrower permitted to

152 be issued under this Agreement, (ii) upon the conversion of Qualified Preferred Stock or the exercise, exchange or conversion of stock options, warrants or other rights to acquire Equity Interests of Borrower and (iii) tendered to Borrower by a holder of Equity Interests of Borrower in settlement of indemnification or similar claims by Borrower against such holder, in each case so long as no Cash or other consideration is paid in connection with any such redemption, retirement, purchase or other acquisition for value (unless otherwise independently permitted under another clause of this Section 7.06); (g) Borrower may redeem, retire, purchase or otherwise acquire for value outstanding Equity Interests of Borrower tendered by the holder thereof in payment of withholding or other taxes relating to the vesting, delivery, exercise, exchange or conversion of stock options, restricted stock, restricted stock units, warrants or other Equity Interests of Borrower; (h) Borrower may purchase, redeem or otherwise acquire for Cash any outstanding Equity Interests of Borrower so long as (i) no Default or Event of Default has occurred and is continuing at the time of such purchase, redemption or acquisition or would result therefrom and (ii) the consideration therefor consists solely of proceeds received by Borrower from a substantially concurrent issuance or sale of its common Equity Interests (including an issuance or sale of shares of its common Equity Interests in connection with the exercise of options or warrants); (i) (i) Borrower may declare and pay or make additional Dividends in Cash (including to repurchase or redeem for Cash any outstanding Equity Interests of Borrower); provided that (i) no Default or Event of Default has occurred and is continuing at the time of the payment of such Dividend or would result therefrom and (ii) Borrower will be in compliance with the financial covenants set forth in Section 7.15, for the Test Period ended as of the last day of the Test Period immediately preceding the payment or making of such Dividend for which financial statements have been delivered in accordance with Section 6.01, on a pro forma basis after giving effect to the making of such Dividend (but assuming, for purposes of determining pro forma compliance with Section 7.15(a) for such Test Period, that the maximum Consolidated Leverage Ratio permitted pursuant to Section 7.15(a) for such Test Period was 2.75:1.00 (without giving effect to any permitted increase to such maximum Consolidated Leverage Ratio corresponding to such Test Period as the result of the prior consummation of a Permitted Acquisition)); (j) the Borrower and its Subsidiaries may make Restricted Payments required for, or to satisfy dissenters’ rights in connection with, the consummation of the Sunrise Acquisition; (k) Borrower may make any payments and/or deliveries required by the terms of, and otherwise perform its obligations under, any Permitted Bond Hedge Transaction and any Permitted Warrant Transaction (including, without limitation, making payments and/or deliveries due upon exercise and settlement or termination thereof); (l) Borrower may pay any payments and/or deliveries pursuant to the terms of, and otherwise perform its obligations with respect to any, mandatory convertible preferred stock that it issues in connection with the Sunrise Acquisition (or to refinance any debt issued in connection the Sunrise Acquisition); and (m) Borrower may make any payments and/or deliveries required by the terms of, and otherwise perform its obligations under, any Permitted Convertible Indebtedness (including, without limitation, making payments of interest and principal thereon, making payments due upon repurchase thereof, making payments due upon any optional acquisition termination

153 redemption in accordance with the terms of the indenture governing the Permitted Convertible Indebtedness related to redemption thereof in the event the Sunrise Acquisition is terminated and/or making payments and deliveries due upon conversion thereof; provided that the payment of cash upon such conversion does not exceed the principal amount of such Permitted Convertible Indebtedness being converted). Section 7.07. [Reserved]. Section 7.08. Transactions with Affiliates. Section 7.08. Transactions with Affiliates. Enter into any transaction (or series of related transactions) of any kind with any Affiliate of any Loan Party, irrespective of whether in the ordinary course of business, other than on fair and reasonable terms at least as favorable, in all material respects, to Borrower and the other Loan Parties as would reasonably be obtainable by such Person in a comparable arms’ lengtharm’s-length transaction with a Person other than an Affiliate (it being understood that in the case of a joint venture or non-wholly owned Subsidiary, such determination may be made as of the time relevant agreements with respect to such transactions are entered into and may be based in the context of the overall commercial relationship with such joint venture or non-wholly owned Subsidiary); provided that the foregoing restriction will not apply to (a) transactions between or among (i) Borrower and its wholly owned Subsidiaries or between or among Borrower’s wholly owned Subsidiaries not involving any other Affiliate that is not a wholly owned Subsidiary or (ii) any Loan Party and any other Loan Party to the extent otherwise permitted by this Agreement, (b) Restricted Payments permitted under Section 7.06, (c) Guaranties permitted under Section 7.03(d), (d) employment and severance arrangements (including equity incentive plans and employee benefit plans and arrangements) with their respective present or former officers and employees in the ordinary course of business, (e) payment of fees and other compensation and reimbursement and reasonable out-of-pocket costs to, and indemnities for the benefit of, directors, officers, employees and consultants of Borrower and its Subsidiaries in the ordinary course of business, (f) the transactions described on Schedule 7.08, (g) the issuance of Equity Interests permitted to be issued under this Agreement, (h) the payment by any Subsidiary of management fees, licensing fees and similar fees to Borrower or any Loan Party, (i) transactions between or among Borrower and its Subsidiaries not otherwise permitted hereunder where the aggregate value of such transaction (or series of related transactions) does not exceed $5,000,000 and (j) any transactions arising from, or in connection with, the Sunrise Acquisition and the incurrence of the Sunrise Acquisition Indebtedness. Section 7.09. Burdensome Agreements. Except for (a) this Agreement and the other Loan Documents, (b) agreements described on Schedule 7.09 (including any modification, replacement, renewal or extension thereof), (c) any agreement in effect at the time any Person becomes a Restricted Subsidiary, so long as such agreement was not entered into solely in contemplation of such Person becoming a Restricted Subsidiary (and any modification, replacement, renewal or extension thereof), (d) restrictions imposed by Law, (e) customary restrictions and conditions contained in any agreement relating to the sale of any property not prohibited hereunder pending the consummation of such sale, (f) customary non-assignment, anti-subletting or anti-encumbrance provisions of leases, subleases, licenses, sublicenses, joint venture agreements and similar agreements, (g) customary restrictions and conditions imposed by Organizational Documents or any related joint venture, shareholders’ or similar agreement regarding the transfer of ownership, (h) any agreements relating to Foreign Subsidiaries, Foreign Subsidiary Holdcos or Exempt Subsidiaries (to the extent restrictions or

154 encumbrances are only applicable to such Foreign Subsidiary, Foreign Subsidiary Holdco or Exempt Subsidiary), (i) customary provisions in joint venture agreements and other similar agreements (provided that such provisions apply only to such Joint Venture and to Equity Interests in such Joint Venture), (j) customary net worth provisions or similar financial maintenance provisions contained in real property leases entered into by a Restricted Subsidiary, so long as Borrower has determined in good faith that such net worth provisions could not reasonably be expected to impair the ability of Borrower and the Restricted Subsidiaries to meet their ongoing obligations under the Loan Documents, (k) restrictions on cash or other deposits imposed by customers of Borrower or any Restricted Subsidiary under contracts entered into in the ordinary course of business or (l) otherwise as provided or permitted in this Agreement, enter into, assume or permit to exist any agreement (other than this Agreement or any other Loan Document) or consensual encumbrance or restriction that: (i) prohibits or restricts the ability of any Restricted Subsidiary to make Restricted Payments to Borrower or any Guarantor or to otherwise transfer property to or invest in Borrower or any Guarantor; (ii) prohibits or restricts the ability of any Restricted Subsidiary (other than any Excluded Subsidiary) to Guarantee the Obligations of Borrower and the other Loan Parties under the Loan Documents; (iii) prohibits or restricts the ability of any Loan Party to repay or prepay any Indebtedness owed by such Loan Party or Restricted Subsidiary to Borrower or any other Loan Party; (iv) limits the ability of any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person in favor of Administrative Agent pursuant to the Collateral Documents; or (v) prohibits or restricts the ability of any Loan Party to act as a Loan Party pursuant to the Loan Documents. Section 7.10. Use of Proceeds. Section 7.10. Use of Proceeds. Use any portion of the proceeds of any Credit Extension (or, for purposes of clauses (c) and (d) below, lend, contribute or otherwise make available such proceeds to any Subsidiary, Joint Venture partner or other Person): (a) for any purpose other than (i) in the case of the Initial Term Loans, to finance the Sunrise Acquisition, to finance the Third Restatement Transactions and to pay Transaction Costs, (ii) in the case of the Revolving Credit Loans, (x) on the Third Restatement Effective Date, to finance the Sunrise Acquisition, to finance the Transactions, to pay Transaction Costs and for working capital and general corporate purposes of the Borrower and (y) after the Third Restatement Effective Date, to fund Permitted Acquisitions and other Investments not prohibited hereunder and to fund the ongoing working capital and general corporate purposes of Borrower and its Subsidiaries not prohibited hereunder and (iii) in the case of any Incremental Term Loans, to fund Permitted Acquisitions and other Investments not prohibited hereunder and to fund the ongoing working capital and general corporate purposes of Borrower and its Subsidiaries not prohibited hereunder;

155 (b) for any purpose that entails a violation of RegulationsRegulation U or X adopted by the FRB; (c) (i) to fund, finance or facilitate any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, financing or facilitation, (w) listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury or any other relevant sanctions authority having jurisdiction over the Borrower or its Subsidiaries, (x) is the target of Sanctions, (y) is owned or Controlled by a Person, or acting or purporting to act for or on behalf of, directly or indirectly, any Person or Persons described in clausesclause (w) or (y) above or clause (z) below, or (z) is located, organized, or resident in a Sanctioned Country, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Credit Extensions, whether as Administrative Agent, an Arranger or a Lending Party or as underwriter, advisor, investor or otherwise) other than to the extent this covenant would result in a violation of Council Regulation (EC) No 2271/96, as amended (or any implementing law or regulation in any member state of the European Union) or any similar blocking or anti-boycott law in the United Kingdom; or (d) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money or anything else of value that would constitute a material violation of any anti-bribery or other anti-corruption Law applicable to the Loan Parties. Section 7.11. Maintenance of Business. Section 7.11. Maintenance of Business. Engage to any material extent in any business other than businesses of the type conducted by Borrower and its Restricted Subsidiaries on the Third Restatement Effective Date and any Related Business, provided that Borrower and its Restricted Subsidiaries may discontinue or dispose of existing product lines or product groups, subject to the other restrictions of this Agreement. Section 7.12. [Reserved]. Section 7.13. Accounting Changes. Make any (a) material change in Borrower’s or any of its Consolidated Subsidiary’s accounting policies or financial reporting practices, except as required or permitted (including in connection with any early adoption up upcoming changes in GAAP) by GAAP or (b) change in Borrower’s or any of its Consolidated Subsidiary’s Fiscal Year (except any change to the Fiscal Year of any Subsidiary of Borrower acquired or formed after the Second Restatement Effective Date in order to correspond to the Fiscal Year of Borrower). Section 7.14. Limitation on Issuance of Equity Interests. (a) Issue (i) any Preferred Equity (other than (A) Qualified Preferred Stock issued by Borrower, (B) Preferred Equity issued by a Subsidiary of Borrower to its direct parent company or companies and (C) mandatory convertible preferred stock of Borrower that is issued in connection with the Sunrise Acquisition (or to refinance any debt issued in connection with the Sunrise Acquisition)) or (ii) any redeemable common Equity Interests other than (A) redeemable common Equity Interests that is or are redeemable at the sole option of Borrower or such

156 Subsidiary, as the case may be, and (B) to the extent constituting redeemable Equity Interests, Permitted Warrant Transactions and Permitted Convertible Indebtedness. (b) Permit any Restricted Subsidiary (other than a Subsidiary that is a Joint Venture) to issue any Equity Interests (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, Equity Interests, except (i) for transfers and replacements of then outstanding shares of Equity Interests, (ii) for stock splits, stock dividends and other issuances which do not decrease the percentage ownership of Borrower and its Restricted Subsidiaries in any class of the Equity Interests of such Restricted Subsidiary, (iii) to Borrower or any Restricted Subsidiary of the Borrower (provided no Guarantor will issue Equity Interests (or any options or warrants to purchase, or securities convertible into, Equity Interests except to the extent otherwise permitted hereunder) to a Subsidiary that is not a Guarantor), (iv) in the case of any Foreign Subsidiary, to qualify directors to the extent required by applicable Law and for other nominal share issuances to Persons other than Borrower and its Restricted Subsidiaries to the extent required under applicable Law, (v) for issuances by Restricted Subsidiaries which are newly created or acquired in accordance with the terms of this Agreement, (vi) in connection with any transaction permitted under Sections Section 7.02(d), 7.04(a) or 7.04(b) and (vii) as permitted by clause (B) of the parenthetical contained in Section 7.14(a). Section 7.15. Financial Covenants. (a) Maximum Consolidated Leverage Ratio. Maintain a Consolidated Leverage Ratio, as determined as of the last day of each full Fiscal Period ended on or after the Third Restatement Effective Date, of greater than the ratio set forth below for the applicable Fiscal Period: Test Period ending on or about: Consolidated Leverage Ratio April 30, 2023 4.75:1.00 July 31, 2023 5.75:1.00, unless the Relief Period has been terminated pursuant to clause (b) of the definition thereof, in which case 4.75:1.00 October 31, 2023 5.75:1.00, unless the Relief Period has been terminated pursuant to clause (b) of the definition thereof, in which case 4.75:1.00 January 31, 2024 5.50:1.00, unless the Relief Period has been terminated pursuant to clause (b) of the definition thereof, in which case 4.75:1.00 April 30, 2024 4.75:1.00, unless the Relief Period has been terminated pursuant to clause (b) of the definition thereof, in which case 4.50:1.00 July 31, 2024 4.50:1.00

157 October 31, 2024 and each Fiscal Period therafter 3.75:1.00 (a) Maximum Consolidated Leverage Ratio. Maintain a Consolidated Leverage Ratio, as determined as of the last day of each full Fiscal Period ended on or after the Third Restatement Effective Date, of greater than (i) 4.75:1.00 for each of the first four full Fiscal Periods ended on or after the Third Restatement Effective Date, (ii) 4.50:1.00 for each of the fifth and sixth full Fiscal Periods ended on or after the Third Restatement Effective Date and (iii) 3.75:1.00 thereafter; provided that in the case of any Material Acquisition (if such Acquisition is permitted under Section 7.02 (including as a Permitted Acquisition) or is otherwise approved by Required Lenders pursuant to Section 10.01) once the applicable covenant level is 3.75:1.00, the foregoing threshold set forth in clause (iii) abovesuch ratio shall be increased to 4.25:1.00 for the end of the succeeding four full Fiscal Periods ending on or after the date of consummation of such Material Acquisition (it being understood that such threshold shall return to 3.75:1.00 following the fourth such full Fiscal Period). (b) Minimum Consolidated Interest Coverage Ratio. (b) Minimum Consolidated Interest Coverage Ratio. Maintain a Consolidated Interest Coverage Ratio, as determined as of the last day of each Fiscal Period, of less than 3.50the ratio set forth below for the applicable Fiscal Period:1.00. Fiscal Period ending on or about: Consolidated Interest Coverage Ratio April 30, 2023 2.50:1.00, unless the Relief Period has been terminated pursuant to clause (b) of the definition thereof, in which case 3.50:1.00 July 31, 2023 2.25:1.00, unless the Relief Period has been terminated pursuant to clause (b) of the definition thereof, in which case 3.50:1.00 October 31, 2023 2.00:1.00, unless the Relief Period has been terminated pursuant to clause (b) of the definition thereof, in which case 3.50:1.00 January 31, 2024 2.25:1.00, unless the Relief Period has been terminated pursuant to clause (b) of the definition thereof, in which case 3.50:1.00

158 April 30, 2024 2.50:1.00, unless the Relief Period has been terminated pursuant to clause (b) of the definition thereof, in which case 3.50:1.00 July 31, 2024 and each Fiscal Period thereafter 3.50:1.00 ARTICLE 8 EVENTS OF DEFAULT AND REMEDIES Section 8.01. Events of Default. Section 8.01. Events of Default. Each of the following will constitute an event of default hereunder (each, an “Event of Default”): (a) Non-Payment. Borrower fails to (3)(i) pay when and as required to be paid herein, any amount of principal of any Loan or any Credit Obligation or deposit of funds as Cash Collateral in respect of Credit Obligations; or (4)(ii) pay within five Business Days after the same becomes due, any interest on any Loan or on any Credit Obligation, any fee due hereunder, or any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a), Section 6.04 (as it relates to Borrower) or Article 7; or (c) Representations and Warranties. Any representation, warranty, statement or certification made by any Loan Party or any of its Subsidiaries in this Agreement or in any other Loan Document or in any other document, instrument or Record delivered or made available to Administrative Agent or any other Lending Party in connection with any Loan Document that is subject to materiality or a Material Adverse Effect qualification will not be true and correct in any respect when made or deemed made or any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Loan Party or any of its Subsidiaries in this Agreement or in any other Loan Document or in any other document, instrument or Record delivered or made available to Administrative Agent or any other Lending Party in connection with any Loan Document that is not subject to materiality or a Material Adverse Effect will not be true and correct in any material respect when made or deemed made; or (d) Other Defaults. (i) Any Loan Party fails to perform or observe any term, covenant or agreement contained in Section 6.11 on its part to be performed or observed and such failure continues for ten days after the date on which notice thereof is given to a Loan Party by Administrative Agent or any Lending Party or otherwise, or (ii) any Loan Party fails to perform or observe any other covenant or agreement (not specified in the preceding clause (i) or in Section 8.01(a), Section 8.01(b) or Section 8.01(c)) contained in this Agreement or in any other Loan Document on its part to be performed or observed and such failure continues for thirty days the date on which notice thereof is given to a Loan Party by Administrative Agent or any Lending Party or otherwise; or (e) Cross-Default. (i) Any Loan Party or Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand,

159 or otherwise and after giving effect to any grace or cure period) in respect of any Indebtedness (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount; or (B) after giving effect to any applicable grace or cure period, an “event of default” occurs with respect to any such Indebtedness having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount or contained in any document evidencing, securing or relating to any of the foregoing, or any other event (other than (x) the occurrence of any event that permits holders of any Permitted Convertible Indebtedness to convert such Indebtedness or (y) the conversion of any Permitted Convertible Indebtedness, in either case, into common stock of Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of Borrower), cash or a combination thereof) occurs, the effect of which “event of default” or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders), as the case may be, to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise) prior to its stated maturity (including the foreclosure or similar action on any Lien securing such Indebtedness); or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which Borrower or any of its Subsidiaries is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which any Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or (f) Insolvency; Voluntary Proceedings. Any Loan Party or any Material Subsidiary thereof (i) ceases or fails to be Solvent (for purposes of this Section 8.01(f), determined without regard to any intercompany payables), or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) except as permitted under Section 7.04, voluntarily liquidates, dissolves or ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against any Loan Party or any Material Subsidiary thereof, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of any Loan Party’s properties or assets or the properties or assets of any Material Subsidiary thereof, and any such proceeding or petition will not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process will not be released, vacated or fully bonded within sixty days after commencement, filing or levy; (ii) any Loan Party or any Material Subsidiary thereof admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-United States Debtor Relief Law) is ordered in any Insolvency Proceeding; or (iii) any Loan Party or any Material Subsidiary thereof acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property, assets or business; or

160 (h) Judgments. There is entered or issued against any Loan Party or any Subsidiary thereof (i) a final (non-interlocutory) judgment, order or decree by any Governmental Authority or a final or binding award by an arbitrator or arbitration panel or other similar alternative dispute resolution body for the payment of money in an amount, singularly or in the aggregate, exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage); or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order and such enforcement proceedings have not been stayed within thirty days after the commencement thereof or (B) there is a period of sixty consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (i) ERISA. (i) An ERISA Event occurs which has resulted or could reasonably be expected to result in a Material Adverse Effect or (ii) any Loan Party or any ERISA Affiliate fails to pay when due any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount that could reasonably be expected to have or result in a Material Adverse Effect; or (j) Invalidity of Loan Documents. Any Loan Document or any material provision thereof, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or in connection with the satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in any manner the validity or enforceability of any Loan Document or any provision thereof; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document or any provision thereof; or (k) Collateral Documents. Any Collateral Document after delivery thereof pursuant to Section 4.01 of the Second Restated Credit Agreement or Section 6.11 will for any reason (other than in accordance with or as otherwise permitted by the terms of this Agreement or such Collateral Document) cease to create a valid and perfected (to the extent required to be perfected under the Collateral Documents) first priority Lien (subject to Permitted Liens) on all or any material portion of the Collateral purported to be covered thereby; or (l) Change of Control. A Change of Control occurs. Section 8.02. Waivers of Events of Defaults. Section 8.02. Waivers of Events of Default. Any Event of Default (or any Default that, with the lapsing of the applicable grace period, if any, would become an Event of Default) may be waived only with the written consent of Required Lenders; except that an Event of Default (or a Default) under any of Sections Section 8.01(a), (f), (g), (j) or (k) may only be waived with the written consent of all Lenders. Any Event of Default (or Default) so waived will be deemed to have been cured and not to be continuing; but no such waiver will be deemed a continuing waiver or will extend to or affect any subsequent like default or impair any rights arising therefrom. Section 8.03. Remedies Upon Event of Default. Upon the occurrence and during the continuance of any Default or Event of Default, the Lending Parties will have no obligation to advance money or extend any additional Credit Extension to or for the benefit of Borrower, whether in the form of the making of Loans, the

161 issuance of Credits or otherwise. In addition, upon the occurrence and during the continuance of any Event of Default, Administrative Agent will, at the request of, or may, with the consent of, Required Lenders, take any or all of the actions described in this Section 8.03, all of which are hereby authorized by Borrower and each of the other Loan Parties. (a) Termination of Commitments. Declare, by written notice to Borrower, the Aggregate Commitments, including any commitments of any Lender or the Swing Line Lender to make and advance Loans and any obligation of any L/C Issuer to make or issue L/C Credit Extensions, to be terminated, whereupon such commitments and obligations will be terminated, but without affecting the Secured Parties’ Liens in and on the Collateral; (b) Acceleration of Obligations. Declare all or any portion of the unpaid principal amount the outstanding Loans, the interest accrued and unpaid thereon and the other amounts and Obligations owing or payable under this Agreement or under any other Loan Document or any other instrument executed by Borrower or any other Loan Party pursuant to the Loan Documents (exclusive of any Secured Swap Obligations and any Secured Cash Management Obligations) to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower and each such other Loan Party; (c) Cash Collateralization of Credit Obligations. Require that Borrower Cash Collateralize the Credit Obligations in an amount equal to 103% of the then Outstandingthen- Outstanding Amount thereof; (d) Discretionary Advances. Make advances of Loans after the occurrence of any Event of Default, without thereby waiving their right to demand payment of the Obligations under this Agreement, or any of the other Loan Documents, or any other rights or remedies described in this Agreement or any other Loan Document, and without liability to make any other or further advances, notwithstanding Administrative Agent’s or any Lending Party’s previous exercise of any such rights and remedies; or (e) Exercise of Rights and Remedies. Exercise on behalf of itself and the Lending Parties, in addition to all rights and remedies granted or otherwise made available to Administrative Agent or the Lending Parties under this Agreement, any and all rights and remedies granted or otherwise made available to Administrative Agent or the Lending Parties under the Collateral Documents and other Loan Documents or otherwise under applicable Law or in equity; provided, that upon the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under any Debtor Relief Law, the obligation of each Lender or Swing Line Lender to make or advance Loans and any obligation of any L/C Issuer to make or issue L/C Credit Extensions will automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts and Obligations as aforesaid will automatically become due and payable, and the obligation of Borrower to Cash Collateralize the Credit Obligations in an amount equal to 103% of the then Outstanding Amount thereof will automatically become effective, in each case, without further act of Administrative Agent or any Lending Party. Section 8.04. Standards for Exercising Rights and Remedies. To the extent that applicable Law imposes duties on Administrative Agent to exercise remedies in a commercially reasonable manner, Borrower and each other Loan Party acknowledges and agrees that it is not commercially unreasonable for Administrative Agent (a) to

162 fail to incur expenses reasonably deemed significant by Administrative Agent to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third partythird-party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third partythird-party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Borrowers, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to Administrative Agent a guaranteed return from the collection or disposition of Collateral, (l) to the extent deemed appropriate by Administrative Agent, to obtain the services of brokers, investment bankers, consultants and other professionals to assist Administrative Agent in the collection or disposition of any of the Collateral or (m) to conduct going out of business sales and otherwise liquidate the inventory. Borrower and each Loan Party acknowledge that the purpose of this Section 8.04 is to provide non-exhaustive indications of what actions or omissions by Administrative Agent would fulfill Administrative Agent’s duties under the UCC of the state or any other relevant jurisdiction in Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by Administrative Agent will not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 8.04. Without limitation upon the foregoing, nothing contained in this Section 8.04 will be construed to grant any rights to Borrower or any Loan Party or to impose any duties on Administrative Agent that would not have been granted or imposed by this Agreement or any other Loan Document or by applicable Law in the absence of this Section 8.04. Section 8.05. Application of Funds. Section 8.05. Application of Funds. Following the occurrence and during the continuation of an Event of Default or following any exercise of remedies provided for in Section 8.03 (or after the Loans have automatically become immediately due and payable and the Credit Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.03), any amounts received on account of the Obligations will, subject to the provisions of Section 2.15 and Section 3.07, be applied by Administrative Agent in the following order (on a pro rata basis within each level of priority): (a) First, to payment in full of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to Administrative Agent payable hereunder and amounts payable under Article 3) payable to Administrative Agent in its capacity as such; (b) Second, to payment in full of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest, Revolving Credit Commitment Fees

163 and Credit Fees) payable to the Lending Parties (including fees, charges and disbursements of counsel to the respective Lending Parties arising under the Loan Documents and payable hereunder and amounts payable under Article 3), ratably among them in proportion to the respective amounts described in this clause Second payable to them; (c) Third, to payment in full of that portion of the Obligations constituting accrued and unpaid interest on the Loans, L/C Borrowings and other Obligations arising under the Loan Documents and accrued and unpaid Revolving Credit Commitment Fees and Credit Fees, ratably among the Lending Parties in proportion to the respective amounts described in this clause Third payable to them; (d) Fourth, to payment in full of that portion of the Obligations constituting (a) unpaid principal of all Loans and the L/C Borrowings, (ii) Secured Swap Obligations then owing (including any Swap Termination Value owing with respect thereto) and (iii) Secured Cash Management Obligations then owing, ratably among the Lenders, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them; (e) Fifth, to Administrative Agent for the account of the L/C Issuers, to Cash Collateralize in full that portion of Credit Obligations comprised of the aggregate undrawn amount of Credits to the extent not otherwise Cash Collateralized by Borrower pursuant to Section 2.03 and Section 2.15; (f) Sixth, to payment in full of all other Obligations (including the provision of amounts to Administrative Agent to be held by Administrative Agent, for the benefit of the Cash Management Banks, as the amount necessary to secure the Loan Parties’ obligations in respect of unliquidated or contingent Secured Cash Management Obligations); and (g) Seventh, the balance, if any, after all of the Obligations have been paid in full, to Borrower or as otherwise required by Law. Subject to Section 2.03(c) and Section 2.15, amounts used to Cash Collateralize the aggregate undrawn amount of Credits pursuant to the foregoing clause Fifth will be applied to satisfy drawings under such Credits as they occur. If any amount remains on deposit as Cash Collateral after all Credits have either been fully drawn or expired, such remaining amount will be applied to the other Obligations, if any, in the order set forth in this Section 8.05. Notwithstanding the foregoing: (i) Secured Swap Obligations and Secured Cash Management Obligations will be excluded from the application described above if Administrative Agent has not received written notice thereof, together with such supporting documentation as Administrative Agent may reasonably request, from the applicable Hedge Bank or Cash Management Bank, as the case may be. Each Hedge Bank or Cash Management Bank that has given the notice contemplated by the preceding sentence will, by such notice, be deemed to have acknowledged and accepted the appointment of Administrative Agent pursuant to the terms of Article 9 for itself and its Affiliates as if a “Lender” party hereto; it being understood and agreed that the rights and benefits of any such Hedge Bank or Cash Management Bank under the Loan Documents consist exclusively of such Hedge Bank’s or Cash Management Bank’s, as the case may be, right to share in payments and collections out of the Collateral arising after the occurrence and during the continuation

164 of an Event of Default as more fully set forth herein. In connection with any such distribution of payments and collections, Administrative Agent will be entitled to assume no amounts are due to any Hedge Bank or Cash Management Bank unless such Hedge Bank or Cash Management Bank has notified Administrative Agent in writing of the amount of any such liability owed to it prior to such distribution. Except as otherwise expressly set forth herein or in any Collateral Document, no Person that obtains the benefit of the provisions of this Section 8.05 or any of the Collateral by virtue of the provisions hereof or of any Collateral Document will have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lending Party and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any provision in Article 9 to the contrary, Administrative Agent will be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Swap Obligations and Secured Cash Management Obligations only if and to the extent Administrative Agent has received written notice of such Obligations, together with such supporting documentation as Administrative Agent may request, from the applicable Hedge Bank or Cash Management Bank. (ii) Excluded Swap Obligations with respect to any Loan Party that is a Subsidiary of Borrower shall not be paid with amounts received from such Subsidiary or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth in this Section 8.05. ARTICLE 9 ADMINISTRATIVE AGENT Section 9.01. Appointment and Authorization of Administrative Agent; Action. (a) Appointment. Each Lending Party hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as and to act on its behalf as Administrative Agent hereunder and under the other Loan Documents, including to act in such representative capacity as secured party on behalf and for the benefit of each such Lending Party under this Agreement and the other Loan Documents, and authorizes Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to Administrative Agent by the terms hereof and thereof, together with such actions and powers as are reasonably incidental thereto. Without limiting the foregoing, each Lending Party hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents. The provisions of this Article 9 are solely for the benefit of Administrative Agent and the Lending Parties, and neither Borrower nor any other Loan Party will have rights as a third partythird-party beneficiary of any of such provisions or be bound by such provisions (other than as provided in Section 9.06 and Section 9.10). It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Any entity into which Administrative Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any

165 corporation resulting from any merger, conversion or consolidations which Administrative Agent in its individual capacity may be party, or any corporation to which substantially all of the corporate trust or agency business of Administrative Agent in its individual capacity may be transferred, will be Administrative Agent under this Agreement and the other Loan Documents without further action. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the provisions of this Article 9. (b) Collateral Agent. Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank and a potential Cash Management Bank) hereby irrevocably appoints and authorizes Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article 9 and Article 10 as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. (c) Action. As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lending Party; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lending Parties with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (d) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lending Parties (except in

166 limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing: (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lending Party or holder of any other obligation other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby; and (ii) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account;. (e) . Section 9.02. Rights as a Lender. Section 9.02. Rights as a Lender. If the Person serving as Administrative Agent hereunder is also “Swing Line Lender,” “L/C Issuer” or a “Lender,” such Person will have the same rights and powers in such capacity(ies) as any other Person in such capacity(ies) and may exercise the same as though it were not Administrative Agent. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Borrower or any Subsidiary or other Affiliate thereof as if such Person were not Administrative Agent hereunder and without any duty to account therefor to any other Lending Party. Section 9.03. Exculpatory Provisions. Administrative Agent will not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder will be administrative in nature. Without limiting the generality of the foregoing, Administrative Agent and its Related Parties will not: (a) be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing; (b) have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Administrative Agent is required to exercise as directed in writing by Required Lenders (or such other number or percentage of Lenders as will be expressly provided for herein or in any other Loan Documents), Swing Line Lender or L/C Issuer, as applicable;

167 provided that Administrative Agent will not be required to take any action that, in its opinion or the opinion of its counsel, may expose Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; (c) except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and will not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity; (d) be liable for any action taken or not taken by it (i) with the consent or at the request of Required Lenders (or such other number or percentage of Lenders as will be necessary, or as Administrative Agent will believe in good faith will be necessary, under the circumstances as provided in Section 8.02 and Section 10.01), or (ii) in the absence of its own gross negligence or willful misconduct, as determined by a court of competent jurisdiction by final and nonappealable judgment; (e) be liable for not performing any act or fulfilling any duty, obligation or responsibility under this Agreement or any other Loan Document by reason of any occurrence beyond the control of Administrative Agent (including but not limited to any act or provision of any present or future Law or regulation or Governmental Authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility); (f) be responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of any Loan Party to perform its obligations hereunder or thereunder; and (g) be required to expend or risk any of its own funds or otherwise incur any liability, financial or otherwise, in the performance of its duties under this Agreement or any of the other Loan Documents or in the exercise of any of its rights or powers hereunder or thereunder. The obligations of Administrative Agent and the Lending Parties under this Agreement or any other Loan Documents are several and not joint. Failure by any one Lending Party to perform its obligations will not, except to the extent otherwise expressly provided, affect the obligations (or liability) of Administrative Agent or any other Lending Party hereunder or thereunder. (h) Administrative Agent will be deemed not to have knowledge of any (i) notice of any of the events or circumstances set forth or described in Section 6.03 unless and until written notice thereof stating that it is a “notice under Section 6.03” (or words of similar effect) in respect of this Agreement and identifying the specific clause under said Section is given to the Administrative Agent by the Borrower or (ii) notice of any Default or Event of Default, unless and until

168 Borrower, a Loan Party, or a Lending Party provides written notice (stating that it is a “notice of Default” or a “notice of an Event of Default” (or words of similar effect) to Administrative Agent describing such Default or Event of Default. Administrative Agent will not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (B) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (D) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (E) the satisfaction of any condition set forth in Article 4 or elsewhere herein or in any Loan Document, other than to confirm receipt of items expressly required to be delivered to Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent. Administrative Agent will have no duty to disclose, and will not be liable for the failure to disclose, except as expressly set forth in this Agreement or in any other Loan Document to which Administrative Agent is a party, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by Administrative Agent or any of its Affiliates in any capacity. (i) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 10.06, (ii) may rely on the Register to the extent set forth in Section 10.06, (iii) may consult with legal counsel (including counsel to the Borrower), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lending Party and shall not be responsible to any Lending Party for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lending Party, may presume that such condition is satisfactory to such Lending Party unless the Administrative Agent shall have received notice to the contrary from such Lending Party sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Section 9.04. Reliance by Administrative Agent. Administrative Agent will be entitled to rely upon, and will not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person and will not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Credit, that by its terms must be fulfilled to the satisfaction of a specified Lending Party, Administrative Agent may presume that such condition is

169 satisfactory to such Lending Party, unless Administrative Agent will have received notice to the contrary from such Lending Party prior to the making of such Loan or the issuance, extension, renewal or increase of such Credit. In this regard, for purposes of determining compliance with the conditions set forth in Section 5 of the Third Restatement Agreement, each Lending Party that has executed this Agreement will be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by Administrative Agent to such Lending Party for consent, approval, acceptance or satisfaction, or required thereunder to be to be consent to or approved by or acceptable or satisfactory to such Lending Party, unless Administrative Agent will have received notice from such Lending Party not less than two days prior to the Third Restatement Effective Date specifying such Lending Party’s objection thereto and such objection will not have been withdrawn by notice to Administrative Agent to such effect on or prior to the Third Restatement Effective Date. Administrative Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts it selects and will not be liable for any action it takes or does not take in accordance with the advice of any such counsel, accountants or experts. Section 9.05. Delegation of Duties. Section 9.05. Delegation of Duties. Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents it appoints. Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article 9 will apply to any such sub-agent and to the Related Parties of Administrative Agent and any such sub-agent and will apply to their respective activities in pursuant to this Agreement, as well as activities as Administrative Agent. Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. Section 9.06. Resignation of Administrative Agent. (a) The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lending Parties and the Borrower, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lending Parties, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Borrower (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent after the Third Restatement Effective Date, the retiring Administrative Agent shall take such action as may be

170 reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. (b) Notwithstanding Section 9.06(a), in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lending Parties and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties, and continue to be entitled to the rights set forth in such Collateral Document and Loan Document, and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Collateral Document, including any action required to maintain the perfection of any such security interest), and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lending Party. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article 9 and Section 10.04, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (i) above. (c) The resignation by JPMorgan as Administrative Agent pursuant to this Section 9.06 may, at JPMorgan’s election, as confirmed by giving notice thereof to the Lending Parties and Borrower, also constitute its resignation as an L/C Issuer and Swing Line Lender. In the event JPMorgan so elects to also resign as an L/C Issuer and as Swing Line Lender, upon the acceptance of a successor’s appointment as Administrative Agent hereunder (i) such successor will succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender; (ii) the retiring L/C Issuer and Swing Line Lender will be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents; (iii) the successor L/C Issuer will issue letters of credit or bank undertakings in substitution for the Credits, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Credits; and (iv) the successor Swing Line Lenders will purchase the outstanding Swing Line Loans of the resigning Swing Line Lender at par. Section 9.07. Non-Reliance on Administrative Agent and Other Lenders. Each Lending Party acknowledges that it has, independently and without reliance upon Administrative Agent, any other Lending Party or any of their Related Parties and based on such

171 documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lending Party also acknowledges that it will, independently and without reliance upon Administrative Agent, any other Lending Party or any of their Related Parties and based on such documents and information as it will from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Section 9.08. No Other Duties, Etc. Section 9.08. No Other Duties, Etc. Notwithstanding anything to the contrary contained herein, no Person identified herein or on the facing page or signature pages hereof as a “Syndication Agent,” “Co-Syndication Agent,” “Documentation Agent,” “Co-Documentation Agent,” “Co-Agent,” “Book Manager,” “Book Runner,” “Lead Arranger,” “Arranger,” “Co-Lead Arranger” or “Co-Arranger,” if any, will have or be deemed to have any right, power, obligation, liability, responsibility or duty under this Agreement or the other Loan Documents, other than in such Person’s capacity as (a) Administrative Agent or a Lending Party hereunder and (b) an Indemnitee hereunder, and no such Person will have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on such Persons in deciding to enter into this Agreement or any other Loan Document or in taking or not taking any action hereunder or thereunder. Section 9.09. Administrative Agent May File Proofs of Claim. (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, Administrative Agent (irrespective of whether the principal of any Loan or Credit Obligation will then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent will have made any demand on Borrower) will be entitled and empowered, by intervention in such proceeding or otherwise (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Credit Obligations and all other Obligations that are owing and unpaid, and to file such other documents as may be necessary or advisable in order to have the claims of the Lending Parties and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lending Parties and Administrative Agent and their respective agents and counsel and all other amounts due the Lending Parties and Administrative Agent under Sections 2.03(h), 2.09, 3.05 and 10.04) allowed in such judicial proceeding, and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lending Party to make such payments to Administrative Agent and, in the event that Administrative Agent will consent to the making of such payments directly to the Lending Parties, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Sections 2.03(h), 2.09, 3.05 and 10.04. Nothing contained herein will be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lending Party any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lending Party or to authorize Administrative Agent to vote in respect of the claim of any Lending Party in any such proceeding.

172 (b) The Loan Parties and the Secured Parties hereby irrevocably authorize Administrative Agent, based upon the written instructions of Required Lenders, to (i) credit bid and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 365 and/or 1129 of the Bankruptcy Code or any similar Laws in any other jurisdictions to which a Loan Party is subject, or (ii) credit bid and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any other sale or foreclosure conducted by (or with the consent or at the direction of) Administrative Agent (whether by judicial action or otherwise) in accordance with applicable Law including Section 9-610 or 9-620 of the UCC. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid ratably, after giving effect to the priorities outlined in the waterfall of payment in Section 8.05 (with Obligations with respect to contingent or unliquidated claims (excluding Credit Obligations and other contingent or unliquidated claims of a fixed or readily determinable amount) being disregarded for such purpose), and the Secured Parties whose Obligations are credit bid shall be entitled to receive interests (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) in the asset or assets so purchased (including debt and Equity Interests issued by the acquisition vehicle or vehicles that are used to consummate such purchase). Except as provided above and otherwise expressly provided for herein or in the other Collateral Documents, Administrative Agent will not execute and deliver a release of any Lien on any Collateral. Upon the request of Administrative Agent or Borrower at any time, the Secured Parties will confirm in writing Administrative Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to this Section 9.09(b). Section 9.10. Collateral Matters. (a) Directions by the Lending Parties. Each Lending Party hereby irrevocably authorizes and directs Administrative Agent, at its option and in its discretion: (i) to enter into the Collateral Documents for the benefit or, as appropriate, in the name and on behalf, of such Person; (ii) without the necessity of any notice to or further consent from any such Person from time to time prior to an Event of Default, to take any action with respect to any Collateral or any Collateral Document that may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to the Collateral Documents for the benefit of the Secured Parties; (iii) to release any Lien on any property granted to or held by Administrative Agent under any Collateral Document (A) upon termination of the Aggregate Commitments, the payment in full of all Obligations (other than (1) any Secured Cash Management Obligations or Secured Swap Obligations and (2) any contingent or indemnification obligations not then due) and the termination of all Letters of Credit (other than Letters of Credit cash collateralized or backstopped in a manner reasonably acceptable to the applicable L/C Issuer), (B) that is sold or to be sold as part of or in connection with any Disposition permitted hereunder or under any other Loan Document (other than to a Loan Party or Person required to be a Loan Party), (C) subject to Section 10.01, if approved, authorized or ratified in writing by Required Lenders, (D) in connection with any foreclosure sale or other disposition of Collateral for the benefit of the Secured Parties after the occurrence of an Event of Default or (E) that is held by an Subsidiary that is not or ceases to be a Loan Party in accordance with the terms of this Agreement; (iv) to the extent otherwise permitted by this Agreement, to subordinate any Lien on any property granted to or held by Administrative Agent under any Collateral Document to the holder of any Lien on such property that is permitted under Section 7.01(i) or (p); (v) to release any Lien on any property subject to Liens permitted under Sections 7.01(i) or (p); and (vi) to release any Guarantor from all Guaranteed Obligations under the Loan Documents upon a transaction permitted hereunder which results in such Guarantor ceasing to be a Subsidiary of the Borrower

173 and in connection therewith release all Liens granted by such Guarantor under the Loan Documents securing such Guaranteed Obligations. Upon any termination of any such Liens, Administrative Agent will promptly, at the sole expense of Borrower, execute and deliver such instruments (including UCC filings and filings with the United States Patent and Trademark Office or United States Copyright Office) as may be reasonably requested by the Borrower to facilitate and further such termination. Upon request by Administrative Agent at any time, each Lending Party will confirm in writing Administrative Agent’s authority to release or subordinate its interest in particular types or items of Collateral pursuant to this Section 9.10. Each Lending Party agrees that any action taken by Administrative Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Administrative Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, will be binding upon all of the Lending Parties. (b) Certain Actions by Administrative Agent. Subject to clauses (iii) through (v) of Section 9.10(a), Administrative Agent will (and is hereby irrevocably authorized by each Lending Party to) execute such documents as may be necessary to evidence the release or subordination of Liens granted to Administrative Agent herein or in any Collateral Document or pursuant hereto or thereto upon the applicable Collateral; provided that (i) Administrative Agent will not be required to execute any such document on terms that, in Administrative Agent’s opinion, would expose Administrative Agent to or create any liability or entail any consequence other than the release or subordination of such Liens without recourse or warranty, and (ii) such release or subordination will not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of Borrower or any other Loan Party in respect of) all interests retained by Borrower or any other Loan Party, including the proceeds of the sale, all of which will continue to constitute part of the Collateral. In the event of any sale or transfer of Collateral, or any foreclosure with respect to any of the Collateral, Administrative Agent will be authorized to deduct all expenses reasonably incurred by Administrative Agent from the proceeds of any such sale, transfer or foreclosure. (c) No Obligations Regarding Certain Actions. Administrative Agent will have no obligation whatsoever to any Lending Party or any other Person to assure that the Collateral exists or is owned by Borrower or any other Loan Party or is cared for, protected or insured, that Taxes or Liens upon or affecting the Collateral, including the maintenance thereof, have been paid, or that the Liens granted to Administrative Agent herein or in any of the Collateral Documents or pursuant hereto or thereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to Administrative Agent in this Section 9.10 or in any of the Collateral Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Administrative Agent may act in any manner it may deem appropriate, in its sole discretion, given Administrative Agent’s own interest in the Collateral as one of the Lenders, as Swing Line Lender and as an L/C Issuer. (d) Enforcement of Loan Documents. Subject to the terms of this Agreement and the other Loan Documents, Administrative Agent agrees to administer and enforce this Agreement and the other Loan Documents to which it is a party and otherwise to perform its duties and obligations as Administrative Agent hereunder and thereunder in accordance with the terms hereof and thereof; provided, however, that Administrative Agent will have no duties or responsibilities except those expressly set forth in this Agreement or in any other Loan Document to which it is a party as Administrative Agent, and no implied covenants or obligations shall be read into this Agreement or any other such Loan Document against Administrative Agent.

174 (e) Sole Enforcement. Except with respect to the exercise of setoff rights in accordance with Section 10.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. (f) Each Lending Party hereby irrevocably authorizes and instructs the Administrative Agent to, without any further consent of any Lending Party, enter into (or acknowledge and consent to) or amend, renew, extend, supplement, restate, replace, waive or otherwise modify any Permitted Junior Intercreditor Agreement, any Permitted Pari Passu Intercreditor Agreement or any other intercreditor agreement with the collateral agent or other representatives of the holders of Indebtedness that is to be secured by a Lien on the Collateral that is not prohibited (including with respect to priority) under this Agreement and to subject the Liens on the Collateral securing the Obligations to the provisions thereof (any of the foregoing, an “Intercreditor Agreement”). The Lending Parties irrevocably agree that (x) the Administrative Agent may rely exclusively on a certificate of a Responsible Officer of the Borrower as to whether any such other Liens are not prohibited and (y) any Intercreditor Agreement entered into by the Administrative Agent shall be binding on the Lending Parties, and each Lending Party hereby agrees that it will take no actions contrary to the provisions of, if entered into and if applicable, any Intercreditor Agreement. The Administrative Agent shall, at the request of the Borrower, enter into any such Intercreditor Agreement which is expressly contemplated by this Agreement. Section 9.11. Certain ERISA Matters. (a) Each Lender (A) represents and warrants, as of the date such Person became a Lender party hereto, to, and (B) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, , the Administrative Agent and each Arranger, and their respective Affiliates, and not to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lending Party’s entrance into, participation in, administration of and performance of the Credit Extensions, the Commitments, or this Agreement,; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84–14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95–60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90–1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91–38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96–23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Credit Extensions, the Commitments and this Agreement,; (iii) (1) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84–14), (2) such Qualified Professional Asset Manager made the investment decision on behalf of such

175 Lender to enter into, participate in, administer and perform the Credit Extensions, the Commitments and this Agreement, (3) the entrance into, participation in, administration of and performance of the Credit Extensions, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84–14 and (4) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84–14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Credit Extensions, the Commitments and this Agreement,; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. For purposes of this Section 9.11(a), “Benefit Plans” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.” (b) In addition, unless either (x) clause (i) in the immediately preceding Section 9.11(a) is true with respect to a Lender or (y) such Lender provided another representation, warranty and covenant in accordance with clause (iv) in the immediately preceding Section 9.11(a), such Lender further (aa) represents and warrants, as of the date such Person became a Lender party hereto, to, and (bb) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Arranger, and their respective Affiliates, and not to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent or any Arranger is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Credit Extensions, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent or any Arranger under this Agreement, any Loan Document or any documents related hereto or thereto). (c) The Administrative Agent and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Credit Extensions, the Commitments, this Agreement and any other Loan Documents, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. Section 9.12. Agency for Perfection.

176 Section 9.12. Agency for Perfection. Administrative Agent hereby appoints each other Lending Party as its agent (and each Lending Party hereby accepts such appointment) for the purpose of perfecting Administrative Agent’s Liens in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lending Party obtain possession of any such Collateral, such Lending Party will notify Administrative Agent thereof, and, promptly upon Administrative Agent’s request therefor will deliver such Collateral to Administrative Agent or in accordance with Administrative Agent’s instructions. Section 9.13. [Reserved]. Section 9.14. Erroneous Payments. (a) Each Lending Party hereby agrees that (i) if the Administrative Agent notifies such Lending Party that the Administrative Agent has determined in its sole discretion that any funds received by such Lending Party from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lending Party (whether or not known to such Lending Party), and demands the return of such Payment (or a portion thereof), such Lending Party shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lending Party to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (ii) to the extent permitted by applicable law, such Lending Party shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lending Party under this Section 9.14(a) shall be conclusive, absent manifest error. (b) Each Lending Party hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

177 ARTICLE 10 GENERAL PROVISIONS Section 10.01. Amendments, Etc. Section 10.01. Amendments, Etc. No amendment or, subject to Section 8.02, waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by Borrower or any other Loan Party therefrom (including any cure of any Event of Default), will be effective unless in writing signed by Required Lenders (or Administrative Agent at the written request of Required Lenders) and Borrower or the applicable Loan Party, as the case may be, and each such waiver or consent will be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent will: (a) waive any condition set forth in Section 4.01 or, in the case of the initial Credit Extension, Section 4.02 without the written consent of each Lender; (b) as to any Credit Extension after the Second Restatement Effective Date, (i) waive any condition set forth in Section 4.02 as to any Credit Extension under the Revolving Credit Facility without the written consent of Required Revolving Credit Lenders (which shall not require the consent of the Required Lenders or all Lender in addition thereto) or (ii) waive any condition set forth in Section 4.02 as to any Credit Extension of any Incremental Term Loan without the written consent of a majority of the Lenders holding Incremental Term Loan Commitments with respect thereto (which, in each case, shall not require the consent of the Required Lenders or all Lenders in addition thereto); (c) increase or extend the expiration date of any of the Commitments of any Lender (or reinstate any Commitment terminated pursuant to Section 8.03) without the written consent of such affected Lender (which shall not require the consent of the Required Lenders in addition thereto); (d) postpone any date fixed by this Agreement or any other Loan Document for any payment, of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under such other Loan Document without the written consent of each affected Lender; (e) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (i) of the proviso below to this Section 10.01(e)) any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each affected Lender (which shall not require the consent of the Required Lenders in addition thereto); provided, however, that only the consent of the Required Lenders will be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of Borrower to pay interest or Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder; (f) change (i) Section 2.13 or Section 8.05 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender or (ii) the order of application of any reduction in the Commitments or any prepayment of Loans from the application thereof set forth in the applicable provisions of Sections 2.05(e) and (f) in any manner that materially and adversely affects the Lenders under a Facility without the written consent of (A) if such Facility is the Revolving Credit Facility, the Required Revolving Credit Lenders or

178 (B) if such Facility is the Incremental Term Loan Facility, the Required Incremental Term Loan Lenders (provided that, notwithstanding the foregoing, any Incremental Term Loan Facility that may be added to this Agreement may share in the payments applicable to the other term loan facilities with the written consent of Required Lenders); (g) change (i) any provision of this Section 10.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than the definitions specified in clause (ii) of this Section 10.01(g)), without the written consent of each Lender, (ii)(A) the definition of “Required Revolving Credit Lenders”,” “Revolving Credit Maturity Date” or “Revolving Credit Stated Maturity Date” or (B) Section 2.06 to allow for non-pro rata application of any reductions in the Aggregate Revolving Credit Commitments without the written consent of each Revolving Credit Lender (which shall not require the consent of the Required Lenders in addition thereto), (iii) any provision of Section 3.07 or Section 8.05 without the written consent of each Lender, (iv) the definition of “Required Incremental Term Loan Lenders” or “Incremental Term Loan Maturity Date” without the written consent of each Incremental Term Loan Lender (which shall not require the consent of the Required Lenders in addition thereto), (v) any provision of Section 10.06 or the definition of “Eligible Assignee,” “Participant,” “Defaulting Lender” or “Specified Lender” without the written consent of each Lender or (vi) the definition of “Alternate Currency” or any provision of Section 1.10 with the consent of each Lender; (h) release all or substantially all of the Collateral in any transaction or series of related transactions, or contractually subordinate Administrative Agent’s security interests in or Liens on all or substantially all of the Collateral, without the written consent of each Lender (except with respect to a transaction expressly permitted by this Agreement or in the applicable Collateral Document); (i) release all or substantially all of the value of the Guaranties of the Obligations without the written consent of each Lender (except with respect to a transaction expressly permitted by Section 7.04); or (j) impose any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder without the written consent of, (i) if such Facility is the Revolving Credit Facility, the Required Revolving Credit Lenders (which shall not require the consent of the Required Lenders in addition thereto) or (ii) if such Facility is the Incremental Term Loan Facility, the Required Incremental Term Loan Lenders (which shall not require the consent of the Required Lenders in addition thereto); and provided, further, that (i) no amendment, waiver or consent will, unless in writing and signed by each L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuers under this Agreement or any Issuer Document relating to any Credit issued or to be issued by it; (ii) no amendment, waiver or consent will, unless in writing and signed by Swing Line Lender in addition to the Lenders required above, affect the rights or duties of Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent will, unless in writing and signed by Administrative Agent in addition to the Lenders required above, affect the rights or duties of Administrative Agent under this Agreement or any other Loan Document; (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; and (v) any Financing Statement may be amended, supplemented, terminated or otherwise modified as agreed to between Borrower and Administrative Agent in connection with any transaction not prohibited by the Loan Documents if such amendment, supplement,

179 termination or other modification is determined by Borrower and Administrative Agent (in their discretion) as being necessary, appropriate or advisable in connection therewith. Notwithstanding anything to the contrary herein, no Defaulting Lender will have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (A) the Commitments of any Defaulting Lender may not be increased or extended without the consent of such Lender, (B) the amount of principal and accrued fees and interest owing to the Defaulting Lender may not be reduced without the consent of such Lender (excluding changes to imposition of the Default Rate or changes to fees and interest relating to changes to any financial covenant or the defined terms relating thereto), and (C) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders will require the consent of such Defaulting Lender. Notwithstanding any provision herein to the contrary, this Agreement may be amended with the written consent of Required Lenders, Administrative Agent and Borrower (1) to add one or more Incremental Term Loan tranches to this Agreement or Additional Revolving Credit Commitments, in each case subject to the limitations in Section 2.14, and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably (or on a basis subordinated to the existing Facilities hereunder) (and to permit such additional (x) Incremental Term Loan tranches to share in the allocation of prepayments in a manner ratable with other then outstanding Incremental Term Loan tranches and (y) Revolving Credit Commitments (and related Loans) to share in the allocation of prepayments in a manner ratable with other then outstanding Revolving Credit Commitments or Revolving Credit Loans), in the benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing facilities hereunder, and (2) in connection with the foregoing, to permit, as deemed appropriate by Administrative Agent and approved by the Required Lenders, the Lenders providing such additional credit facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder. Notwithstanding any provision herein to the contrary, this Agreement may be amended with the written consent of Administrative Agent and Borrower, without the input or consent of any other Lender, effect amendments to this Agreement and the other Loan Documents to correct any obvious error or any error or omission of a technical nature or any ambiguity. Section 10.02. Notices; Effectiveness; Electronic Communications. (a) Notices Generally. All notices and other communications provided for herein will be in writing and will be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by facsimile transmission or sent by approved electronic transmission in accordance with Section 10.02(b), and all notices and other communications will be made as follows: (i) if to any Loan Party, Administrative Agent, any L/C Issuer or Swing Line Lender, to the address, facsimile number or e-mail address specified for such Person on Schedule 10.02; and (ii) if to any Lender, to the address, facsimile number or e-mail address specified in its Administrative Detail Form (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in

180 effect for the delivery of notices that may contain material non-public information relating to Borrower). Notices sent by hand or overnight courier service, or mailed by certified or registered mail, will be deemed to have been given when received, and notices sent by facsimile transmission or by means of approved electronic communication will be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, will be deemed to have been given at the opening of business on the next business day for the recipient); provided that notices delivered through electronic communications to the extent provided by Section 10.02(b) will be effective as provided in such subsection (b). (b) Electronic Communications. (i) Each Lending Party agrees that notices and other communications to it hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Administrative Agent; provided that the foregoing will not apply to notices to any Lending Party pursuant to Article 2 if such Lending Party has notified Administrative Agent that it is incapable of receiving notices under Article 2 by electronic communication. In furtherance of the foregoing, each Lending Party hereby agrees to notify Administrative Agent in writing, on or before the date such Lending Party becomes a party to this Agreement, of such Lending Party’s e-mail address to which a notice may be sent (and from time to time thereafter to ensure that Administrative Agent has on record an effective e-mail address for such Lending Party). Each of Administrative Agent and Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by means of electronic communication pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (ii) Unless Administrative Agent otherwise prescribes, (A) notices and other communications sent to an e-mail address will be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (B) notices or communications posted to an Internet or intranet website will be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (A) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both the preceding clauses (A) and (B), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day. (iii) (A) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the L/C Issuers by posting the Communications on an Electronic Platform. (B) Although the Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Third Restatement Effective Date, a user ID/password authorization system) and the Electronic Platform is secured through a per-deal authorization method whereby each user may access the Electronic Platform only on a deal-by-deal basis, each of the Lending Parties

181 and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lending Parties and the Borrower hereby approvesapprove distribution of the Communications through the Electronic Platform and understands and assumes the risks of such distribution. (C) THE ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON- INFRINGEMENT OF THIRD PARTYTHIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY LEAD ARRANGER, ANY CO-DOCUMENTATION AGENT, ANY SYNDICATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDING PARTY OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE ELECTRONIC PLATFORM. (iv) Each Lending Party hereby agrees that notice to it in accordance with Section 10.02(b)(ii)(B) specifying that any Specified Materials (and as such, constituting Communications) have been posted to the Electronic Platform will, for purposes of this Agreement, constitute effective delivery to such Lending Party of such Specified Materials. (v) Each Lending Party and the Borrower agreesagree that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (vi) Each Lending Party (A) acknowledges that the Specified Materials, including information furnished to it by any Loan Party or Administrative Agent pursuant to, or in the course of administering, the Loan Documents, may include material, non- public information concerning Borrower and the other Loan Parties and their respective Affiliates or their respective securities and businesses, and (B) confirms that it (1) has developed compliance procedures regarding the use of material, non-public information and (2) will handle such material, non-public information in accordance with such procedures and applicable Laws, including Federal and state securities Laws.

182 (c) Change of Address, Etc. Borrower, Administrative Agent, Swing Line Lender and any L/C Issuer may change their respective address(es), facsimile number(s) or e-mail address(es) for notices and other communications hereunder by notice to the other parties hereto (or, in the case of Borrower, to Administrative Agent for distribution to the other parties hereto). Each Lender may change its address(es), facsimile number(s) or e-mail address(es) for notices and other communications hereunder by notice to Borrower, Administrative Agent, Swing Line Lender and L/C Issuer. (d) Reliance by Administrative Agent and the Lending Parties. Administrative Agent and the Lending Parties will be entitled to rely and act upon any notices (including electronically delivered Requests for Credit Extension) purportedly given by or on behalf of Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Borrower will indemnify Administrative Agent and each Lending Party and their respective Related Parties from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of Borrower; provided that such indemnity will not be available to the extent that such losses, costs, expenses and liabilities resulted from the gross negligence or willful misconduct of the party seeking indemnification or from such party’s material breach of its obligations under this Agreement or any other applicable Loan Document, in each case as determined by a court of competent jurisdiction by final and nonappealable judgment. All telephonic notices to and other telephonic communications with Administrative Agent may be recorded by Administrative Agent, and each of the parties hereto hereby consents to such recording. Section 10.03. No Waiver; Cumulative Remedies; Enforcement. No failure by Administrative Agent or any Lending Party to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder will operate as a waiver thereof; no single or partial exercise of any right, remedy, power or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against Borrower or any other Loan Party will be vested exclusively in, and all actions and proceedings at law in connection with such enforcement will be instituted and maintained exclusively by, Administrative Agent in accordance with Section 8.03 for the benefit of all the Lending Parties; provided, however, that the foregoing will not prohibit (a) inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any L/C Issuer or Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as an L/C Issuer or as Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.13), or (d) any Lending Party from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) Required Lenders will have the rights otherwise ascribed to Administrative Agent pursuant to Section 8.03 and (ii) in addition to the matters set forth in clauses (b) (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with

183 the consent of Required Lenders, enforce any rights and remedies available to it and as authorized by Required Lenders. Section 10.04. Expenses; Limitation of Liability; Indemnity, Etc. (a) Costs and Expenses. Borrower will pay or reimburse, promptly upon written demand therefor, (i) all reasonable and documented out-of-pocket fees, expenses, charges and disbursements incurred by Administrative Agent and the Arrangers and their respective Affiliates (limited, in the case of legal fees and expenses, to the reasonable and documented fees, expenses, charges and disbursements of one primary counsel and, to the extent determined by Administrative Agent in good faith to be necessary or advisable, one local counsel in each relevant material jurisdiction (which may include a single local counsel acting in multiple jurisdictions)), all reasonable charges of electronic loan administration platforms, and all reasonable audit or inspection, consulting, search and filing, registration and recording and other similar fees and other expenses) in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of, or consents with respect to, the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby will be consummated); (ii) all reasonable and documented out-of-pocket expenses incurred by any L/C Issuer in connection with the issuance, amendment, renewal or extension of any Credit or any demand for payment thereunder; and (iii) all out-of-pocket expenses incurred by Administrative Agent, the Arrangers or the Lending Parties (limited, in the case of legal fees and expenses, to the reasonable and documented fees, expenses, charges and disbursements of one primary counsel and, to the extent determined by Administrative Agent in good faith to be necessary or advisable, one local counsel in each relevant material jurisdiction (which may include a single local counsel acting in multiple jurisdictions) and, in the case of an actual conflict of interest where one nor more Lender(s) affected by such conflict notifies Administrative Agent of the existence of such conflict and thereafter retains its own counsel, one additional conflicts counsel for the affected Lender(s) similarly situated) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 10.04 or (B) in connection with the Loans made or Credits issued hereunder, including all such out-of-pocket expenses incurred during any workout or restructuring (or negotiations in connection with the foregoing) in respect of such Loans or Credits. This Section 10.04(a) will not apply with respect to Taxes to the extent governed by Section 3.01 and Section 3.04. (b) Indemnification by Borrower. Borrower will indemnify each Indemnitee against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, settlement costs and related fees, expenses, charges and disbursements (limited, in the case of legal fees, expenses, charges and disbursements, to the reasonable and documented fees, charges and disbursements of one counsel for all Indemnitees and to the extent determined by Administrative Agent in good faith to be necessary or advisable, one local counsel in each relevant material jurisdiction (which may include a single local counsel acting in multiple jurisdictions) and, in the case of an actual conflict of interest where the Indemnitee affected by such conflict notifies Administrative Agent of the existence of such conflict and thereafter retains its own counsel, one additional counsel for the affected Indemnitees similarly situated) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any document contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions contemplated hereby or thereby, or, in the case of Administrative Agent (and any sub-agent) and its Related Parties only, the administration of this Agreement and the other Loan

184 Documents; (ii) any Loan or Credit or the use or proposed use of the proceeds therefrom (including any refusal by any L/C Issuer to honor a demand for payment under a Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Credit); (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Loan Party or any Subsidiary thereof, or any Environmental Claim related in any way to any Loan Party or any Subsidiary thereof; or (iv) any actual or prospective claim, investigation, litigation or other proceeding (including any administrative proceeding or any arbitration or other alternative dispute resolution proceeding) relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Borrower or any other Loan Party or any of their respective Affiliates, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity will not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (1) the gross negligence, bad faith or willful misconduct of such Indemnitee or (2) such Indemnitee’s material breach of its obligations under this Agreement or any other applicable Loan Document, or (B) arise out of any investigation, litigation or proceeding (or preparation of a defense in connection therewith) solely between or among Indemnitees not arising from any act or omission by Borrower or any of its Subsidiaries or Affiliates (other than any proceeding against any Indemnitee in its capacity or fulfilling its role as Administrative Agent, Arranger, syndication agent or similar role, or the Swing Line Lender or L/C Issuer, in its capacity as such). This Section 10.04(b) will not apply with respect to Taxes to the extent governed by Section 3.01. (c) Reimbursement by Lenders. If and to the extent Borrower for any reason fails to pay when due any amount that it is required to pay under Section 10.04(a) or Section 10.04(b) to Administrative Agent (or any sub-agent thereof), Swing Line Lender, any L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to Administrative Agent (or any such sub-agent), Swing Line Lender, the L/C Issuer or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on its Percentage Share at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender; provided that with respect to such unpaid amounts owed to the L/C Issuer or the Swing Line Lender solely in its capacity as such, only the Revolving Credit Lenders will be required to pay such unpaid amounts, such payment to be made severally among them based on such Revolving Credit Lenders’ applicable Revolving Creditor Percentage Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought); provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against Administrative Agent (or any such sub-agent), Swing Line Lender, any L/C Issuer or any Related Party of any of the foregoing acting for Administrative Agent (or any such sub-agent), Swing Line Lender or the L/C Issuer in connection with such capacity. The obligations of Lenders under this Section 10.04(c) are subject to the provisions of Section 2.12(d). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, neither Borrower nor any other Loan Party nor Administrative Agent nor any Lending Party will assert, and Borrower, each other Loan Party, Administrative Agent and each Lending Party hereby waives, any claim against the Administrative Agent, any Lead Arranger, any Syndication Agent, any Co-Documentation Agent any L/C Issuer and any Lender, and any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) and/or any Loan Party, on any theory of liability, for special, indirect, consequential or

185 punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any document contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Credit, or the use of the proceeds thereof; provided, however, that nothing contained in this Section 10.04(d) shall be deemed to waive or otherwise limit or impair Administrative Agent’s, any Lending Party or any other Indemnitee’s right to assert, enforce and collect a claim of indemnification under Section 10.04(b), including for any special, indirect, consequential or punitive damages suffered by or incurred to any other Person and that otherwise would subject to indemnification pursuant to Section 10.04(b). No Lender-Related Person nor any Loan Party will be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Person by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Lender-Related Person or Loan Party or such Lender-Related Person’s or Loan Party’s material breach of its obligations under this Agreement or any other applicable Loan Document, in each case as determined by a final and nonappealable judgment of a court of competent jurisdiction. (e) Payments. All amounts due under this Section 10.04 will be payable not later than ten Business Days after demand therefor. (f) Survival. The agreements in this Section 10.04 will survive the resignation of Administrative Agent, Swing Line Lender and L/C Issuer, the replacement of any Lender, the termination of the Aggregate Commitments and the payment in full of the Obligations. Section 10.05. Marshalling; Payments Set Aside. Neither Administrative Agent nor any Lending Party will be under any obligation to marshal any asset in favor of Borrower or any other Loan Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any payment by or on behalf of Borrower or any Loan Party is made to Administrative Agent or any Lending Party, or Administrative Agent or any Lending Party exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent or any Lending Party in such Person’s discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied will be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lending Party severally agrees to pay to Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by Administrative Agent plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate. The obligations of each Lending Party under clause (b) of the preceding sentence will survive the payment in full of the Obligations and the termination of this Agreement. Section 10.06. Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of

186 Administrative Agent and each Lending Party (it being understood that a merger or consolidation permitted under this Agreement shall not constitute such an assignment or transfer), and neither Swing Line Lender nor any Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(g) (and any other attempted assignment or transfer by any party hereto will be null and void). Nothing in this Agreement, expressed or implied, will be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.06(e) and, to the extent expressly contemplated hereby, the Related Parties of each of Administrative Agent and each Lending Party) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Swing Line Lender or anyAny Lender. Swing Line Lender or any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this subsection (b), participations in Credit Obligations and in Swing Line Loans, as applicable) at the time owing to it); provided that any such assignment will be subject to the following conditions: (i) Minimum Amounts. (A) in the case of (1) an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it (in each case with respect to any Facility), (2) contemporaneous assignments to related Approved Funds that equal at least the amount specified in Section 10.06(b)(i)(B)in the aggregate or (3) an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in Section 10.06(b)(i)(A), the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than (1) $5,000,000 in respect of the Revolving Credit Facility and (2) $1,000,000 in respect of the Initial Term Loan Facility or any Incremental Term Loan Facility, in each case unless each of Administrative Agent and, so long as no Specified Event of Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment will be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment(s) assigned, except that this clause (ii) will not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis. (iii) Required Consents. No consent will be required for any assignment except to the extent required by Section 10.06(b)(i)(B) and, in addition:

187 (A) the consent of Borrower (such consent not to be unreasonably withheld or delayed) will be required unless (1) a Specified Event of Default has occurred and is continuing at the time of such assignment, or (2) such assignment is (i) in respect of the Revolving Credit Facility, to a Revolving Credit Lender, an Affiliate of a Revolving Credit Lender or an Approved Fund of a Revolving Credit Lender or (ii) in respect of the Initial Term Loan Facility or an Incremental Facility, to a Lender, an Affiliate of a Lender or an Approved Fund; provided that Borrower will be deemed to have consented to any such assignment unless it objects thereto by written notice to Administrative Agent within ten Business Days after having received notice thereof; (B) the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed) will be required for assignments in respect of (i) the Revolving Credit Facility if such assignment is not to a Revolving Credit Lender, an Affiliate of a Revolving Credit Lender or an Approved Fund with respect to a Revolving Credit Lender, (ii) any unfunded Commitments with respect to the Initial Term Loan Facility or the Incremental Term Loan Facility if such assignment is to a Person that is not a Lender with a Commitment in respect of such Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender, or (iiiii) any Initial Term Loans or Incremental Term Loans to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and (C) the consent of each L/C Issuer and the Swing Line Lender (such consent not to be unreasonably withheld or delayed) will be required for any assignment in respect of the Revolving Credit Facility, unless such assignment is to a Revolving Credit Lender, an Affiliate of a Revolving Credit Lender or an Approved Fund with respect to a Revolving Credit Lender. (iv) Assignment and Assumption. The parties to each assignment will execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, will deliver to Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No assignment will be made to (A) Borrower or any other Loan Party or any of its or their respective Subsidiaries or Affiliates, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or (C) to a Disqualified Institution. (vi) No Assignment to Natural Persons. No assignment will be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no assignment will be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be

188 outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrower and Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Administrative Agent and each Lending Party hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Credits and Swing Line Loans in accordance with its applicable Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder will become effective under applicable Law without compliance with the provisions of this Section 10.06(b)(vii), then the assignee of such interest will be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by Administrative Agent pursuant to Section 10.06(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder will, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Article 3 and Section 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph will be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.06(d). (c) Register. Administrative Agent, acting solely for this purpose as ana non-fiduciary agent of Borrower, will maintain at Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a Register. The entries in the Register will be conclusive absent manifest error, and Borrower, Administrative Agent and the Lending Parties will treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register will be available for inspection by Borrower and each Lending Party at any reasonable time and from time to time upon reasonable prior notice. This Section 10.06(c) shall be construed so that the Loans and L/C Credit Extensions are at all times maintained in “registered form” within the meaning of sectionSections 163(f), 871(h)(2) and 881(c) of the Code. (d) Participations. Any Lender may at any time, without the consent of, or notice to, Borrower or Administrative Agent, sell participations to any Person other than a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person), Disqualified Institutions, Borrower or any Affiliate of Borrower (each a “Participant”) in all or a portion of such Person’s rights and/or obligations under this Agreement (including all or a portion of its Commitment(s) and/or the Loans (including such Lender’s participations in Credit Obligations and/or Swing Line Loans) owing to it); provided that (i) any sale of a participation to a proposed Participant that would not otherwise qualify as an Eligible Assignee or that is a Defaulting Lender must be approved by Administrative Agent, (ii)

189 such Person’s obligations under this Agreement will remain unchanged, (iii) such Person will remain solely responsible to the other parties hereto for the performance of such obligations and (iv) Borrower, Administrative Agent and the Lending Parties will continue to deal solely and directly with such Person in connection with such Person’s rights and obligations under this Agreement. Each Lender will be responsible for the indemnity under Section 10.06(c) with respect to any payments made by such Lender to its Participant(s). Any agreement, instrument or other document pursuant to which a Lender sells such a participation will provide that such Person will retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents; provided that such document may provide that such Person will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. Borrower agrees that each Participant will be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations therein, including the requirements under Section 3.01(e) (it being understood that the documentation required under Section 3.01(e) will be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b); provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 3.08 as if it were an assignee under Section 10.06(b), and (B) will not be entitled to receive any greater payment under Sections 3.01 and 3.04, with respect to any participation than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation, or unless the sale of the participation to such Participant is made with Borrower’s prior written consent. Each Lender that sells a participation agrees, at Borrower’s request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Section 3.08 with respect to any Participant. Each Lender that sells a participation will, acting solely for this purpose as a non- fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender will have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103- 1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender will treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. Administrative Agent (in its capacity as Administrative Agent) will have no responsibility for maintaining a Participant Register. (e) Limitations upon Participant Rights. A Participant will not be entitled to receive any greater payment under Section 3.01 or Section 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation, or unless the sale of the participation to such Participant is made with Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender will not be entitled to the benefits of Section 3.01 unless Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of Borrower, to comply with Section 3.01(e) as though it were a Lender.

190 (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment will release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) Disqualified Institutions. (i) (i) No assignment or participation shall be made to, and no Additional Revolving Credit Commitment, Initial Term Loan Commitment, Initial Term Loan, Incremental Term Loan Commitment or Incremental Term Loan shall be provided by, any Person that is a Disqualified Institution as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign all or a portion of its rights and obligations under this Agreement to such Person or the applicable Additional Commitments Effective Date, as the case may be (unless Borrower has consented to such assignment, Additional Revolving Credit Commitment, Initial Term Loan Commitment, Initial Term Loan, Incremental Term Loan Commitment or Incremental Term Loan, as the case may be, in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment, participation or Incremental Commitment). With respect to any assignee or Lender having an Additional Revolving Credit Commitment, Initial Term Loan Commitment, Initial Term Loan, Incremental Term Loan Commitment or Incremental Term Loan that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), (A) such assignee or Incremental Lender shall not retroactively be disqualified from becoming a Lender and (B) the execution by Borrower of an Assignment and Assumption or joinder agreement with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment or Incremental Commitment in violation of this Section 10.06(g)(i) shall not be void, but the other provisions of this Section 10.06(g) shall apply. (ii) (i) If any assignment or participation is made to, or any Additional Revolving Credit Commitment, Initial Term Loan Commitment, Initial Term Loan, Incremental Term Loan Commitment or Incremental Term Loan is provided or held by, any Disqualified Institution without Borrower’s prior written consent in violation of Section 10.06(g)(i), or if any Person becomes a Disqualified Institution after the applicable Trade Date, then, notwithstanding anything to the contrary contained in Section 2.13 or any other provisions of this Agreement, Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and Administrative Agent, (A) terminate the Commitments of such Disqualified Institution and repay all obligations of Borrower owing to such Disqualified Institution in connection with such Commitments and/or (B) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder.

191 (iii) (ii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (A) will not (1) have the right to receive information, reports or other materials provided to Lenders by Borrower, Administrative Agent or any other Lender, (2) attend or participate in meetings attended by the Lenders and Administrative Agent or (3) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of Administrative Agent or the Lenders, and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on any Debtor Relief Plan, each Disqualified Institution party hereto hereby agrees (1) not to vote on such Debtor Relief Plan, (2) if such Disqualified Institution does vote on such Debtor Relief Plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Debtor Relief Plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). (iv) (iii) Administrative Agent shall have the right, and Borrower hereby expressly authorizes Administrative Agent, to (A) post the list of Disqualified Institutions provided by Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the Electronic Platform, including that portion of the Electronic Platform that is designated for “public side” Lenders and/or (B) provide the DQ List to each Lender requesting the same. (h) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption will be deemed to include electronic signatures or the keeping of records in electronic form, each of which will be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act. (i) Resignation as an L/C Issuer or Swing Line Lender. Notwithstanding anything to the contrary contained herein, if at any time JPMorgan assigns all of its Commitments and Loans pursuant to Section 10.06(b), JPMorgan may do either or both of the following: (i) upon thirty days’ notice to Borrower and all Lenders, resign as an L/C Issuer or (ii) upon thirty days’ notice to Borrower, resign as Swing Line Lender. In the event of any such resignation as an L/C Issuer or Swing Line Lender, Borrower will be entitled to appoint from among Lenders a successor an L/C Issuer or Swing Line Lender (subject to such Lender’s consent to such appointment, at its sole discretion); provided that no failure by Borrower to appoint any such successor will affect the resignation of JPMorgan as L/C Issuer or Swing Line Lender, as the case may be. If JPMorgan resigns as an L/C Issuer, it will retain all the rights and obligations of an L/C Issuer hereunder with respect to all Credits outstanding as of the effective date of its resignation as an L/C Issuer and all Credit Obligations with respect thereto (including the right to require Lenders

192 to make Revolving Credit Loans that are Base Rate Revolving Credit Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If JPMorgan resigns as Swing Line Lender, it will retain all the rights of Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require Lenders to make Revolving Credit Loans that are Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Section 10.07. Treatment of Certain Information; Confidentiality. Administrative Agent and each Lending Party each agrees to maintain the confidentiality of the Information in accordance with its customary practice, except that Information may be disclosed: (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent required or requested by any regulatory authority, purporting to have jurisdiction over such Person or is Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, provided that, if not prohibited by law, the disclosing party will use commercially reasonable efforts (i) to notify Borrower in advance of such disclosure so that Borrower may seek an appropriate protective order and (ii) to cooperate with Borrower to obtain such protective order; (d) to Gold Sheets (published by Thomson Reuters LPC) or other similar bank trade publication or online information service, provided that such disclosures of Information will be limited to the material deal terms of the Facilities consistent with other customary disclosures by banks and institutional lenders to such publications or online services for league table reporting purposes; (e) to any other party hereto; (f) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (g) subject to an agreement containing provisions substantially the same as those of this Section 10.07 to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to Borrower and its obligations, this Agreement or payments hereunder, provided that, in each case under this clause (g), no such disclosure shall be made to a Disqualified Institution; (h) on a confidential basis to (A) any rating agency in connection with rating Borrower or its Subsidiaries or the Facilities or (B) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Facilities; (i) with the consent of Borrower; or (j) to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section 10.07 or (2) becomes available to Administrative Agent, any Lending Party or any of their respective Affiliates on a non-confidential basis from a source other than Borrower or any Subsidiary thereof and not in contravention of this Section 10.07. For purposes of this Section 10.07, “Information” means all information (including financial information) received from Borrower or any other Loan Party or any of their respective Subsidiaries relating to Borrower or any such Loan Party or any of such Affiliates or their respective businesses, assets, operations or condition (financial or otherwise). Any Person required to maintain the confidentiality of Information as provided in this Section 10.07 will be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Section 10.08. Right of Setoff.

193 Section 10.08. Right of Setoff. If an Event of Default will have occurred and be continuing, each Lending Party and its respective Affiliates isare hereby authorized at any time and from time to time to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing, by such Lending Party or any such Affiliate to or for the credit or the account of Borrower or any other Loan Party against any and all of the Obligations to such Lending Party or such Affiliate, irrespective of whether or not such Lending Party or Affiliate will have made any demand under this Agreement or any other Loan Document and although such obligations of Borrower or such Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lending Party different from the branch, office or Affiliate holding such deposit or obligated on such obligations; provided, that in the event that any Defaulting Lender will exercise any such right of setoff, (a) all amounts so set off will be paid over immediately to Administrative Agent for further application in accordance with the provisions of Section 3.07 and, pending such payment, will be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of Administrative Agent and the Lending Parties, and (b) the Defaulting Lender will provide promptly to Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lending Party and its Affiliates under this Section 10.08 are in addition to other rights and remedies (including other rights of setoff) that such Lending Party or its Affiliates may have. Each Lending Party agrees to notify Borrower and Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice will not affect the validity of such setoff and application. Notwithstanding anything in this Section 10.08 to the contrary, no Lending Party will exercise, or attempt to exercise, any right of set-off, banker’s lien or the like against any deposit account or property of any Loan Party or any Subsidiary thereof held or maintained by such Lending Party, in each case to the extent the deposits or other proceeds of such exercise, or attempt to exercise, any right of set-off, banker’s lien or the like are, or are intended to be or are otherwise are held out to be applied to the Obligations hereunder or otherwise secured by the Collateral, without the prior written consent of Administrative Agent. Section 10.09. Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents will not exceed the maximum rate of non-usurious interest permitted by applicable Law. If Administrative Agent or any Lender will receive interest in an amount that exceeds the maximum rate of non-usurious interest permitted by applicable Law, the excess interest will be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to Borrower or the Guarantors, as applicable. In determining whether the interest contracted for, charged, or received by Administrative Agent or a Lender exceeds the maximum rate of non-usurious interest permitted by applicable Law, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. Section 10.10. Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which will constitute an original, but all of which when taken together will constitute a single contract. This Agreement and the other Loan Documents constitute the entire agreement among the parties

194 relating to the subject matter hereof and supersede any and all previous documents, agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.02 of the Third Restatement Agreement, this Agreement will become effective when it will have been executed and delivered by Administrative Agent and when Administrative Agent will have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission (such as by “pdf.”) will be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution. Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each, an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Loan Party hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lender, the Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) agrees that the Administrative Agent and each of the Lenders may, at itstheir option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any Lender-Related Person for any Liabilities arising

195 solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. Section 10.11. Collateral Matters. Subject to Section 10.15(m) and Section 10.18, Lenders agree, and agree to instruct (or otherwise in the manner provided by this Agreement and the other Loan Documents, cause) Administrative Agent, to (a) release any Lien on any property granted to or held by Administrative Agent under any Collateral Document (i) upon termination of the Aggregate Commitments, the payment in full of all Obligations (other than (1) any Secured Cash Management Obligations or Secured Swap Obligations and (2) any contingent or indemnification obligations not then due) and the termination of all Letters of Credit (other than Letters of Credit cash collateralized or backstopped in a manner reasonably acceptable to the applicable L/C Issuer), (ii) that is sold or to be sold as part of any Disposition (other than to a Loan Party or a Person required to be a Loan Party) permitted hereunder or under any other Loan Document (provided that the Liens of Administrative Agent continue to attach to the proceeds thereof to the extent such proceeds constitute Collateral), (iii) subject to Section 10.01, if approved, authorized or ratified in writing by Required Lenders or (iv) in connection with any foreclosure sale or other Disposition of Collateral on behalf of the Lenders after the occurrence of an Event of Default; and (b) release any Guarantor from all Guaranteed Obligations under the Loan Documents upon a transaction permitted hereunder which results in such Guarantor ceasing to be a Subsidiary of the Borrower and in connection therewith release all Liens granted by such Guarantor under the Loan Documents securing such Guaranteed Obligations or otherwise not being required to be a Guarantor under the Loan Documents (such as the designation of a Restricted Subsidiary as an Unrestricted Subsidiary). Upon any termination of any such Liens or Guaranty, Administrative Agent will promptly, at the sole expense of Borrower, execute and deliver such instruments (including UCC filings and filings with the United States Patent and Trademark Office or United States Copyright Office) as may be reasonably requested by Borrower to facilitate and further such termination. Section 10.12. Severability. Section 10.12. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents will not be affected or impaired thereby and (b) the parties will endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders will be limited by Debtor Relief Laws, as determined in good faith by Administrative Agent, L/C Issuer or Swing Line Lender, as applicable, then such provisions will be deemed to be in effect only to the extent not so limited. Section 10.13. Lender-Creditor Relationship.

196 The relationship between the Lending Parties and Administrative Agent, on the one hand, and Borrower and the other Loan Parties, on the other, is solely that of creditor and debtor. Neither any Lending Party nor Administrative Agent has (or will be deemed to have) any fiduciary relationship or duty to Borrower or any other Loan Party arising out of or in connection with, and there is no agency or joint venture relationship between the Lending Parties and Administrative Agent, on the one hand, and Borrower and the other Loan Parties, on the other, by virtue of this Agreement or any other Loan Document or any of the Transactions or Third Restatement Transactions contemplated herein or therein. Section 10.14. USA PatriotPATRIOT Act Notice. Each Lender that is subject to the PATRIOT Act and Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Borrower that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and such other information that will allow each such Lender or Administrative Agent, as applicable, to identify Borrower in accordance with the PATRIOT Act. Borrower shall, promptly following a request by Administrative Agent or any Lender, provide all documentation and other information that Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering Laws, including the PATRIOT Act. Section 10.15. Guaranty. (a) Guaranty. Except as may be expressly otherwise limited in this Agreement as to any specific Guarantor, each Guarantor at any time party hereto, jointly and severally, unconditionally and irrevocably guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, to the Secured Parties the full and prompt payment when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) and performance of the Obligations (the “Guaranteed Obligations”). The Guaranteed Obligations include interest that, but for a proceeding under any Debtor Relief Law, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Borrower for such interest in any such proceeding. (b) Separate Obligation. Each Guarantor acknowledges and agrees that (i) the Guaranteed Obligations are separate and distinct from any Indebtedness arising under or in connection with any other document, including under any provision of this Agreement other than this Section 10.15, executed at any time by such Guarantor in favor of any Secured Party; and (ii) such Guarantor will pay and perform all of the Guaranteed Obligations as required under this Section 10.15, and the Secured Parties may enforce any and all of their respective rights and remedies hereunder, without regard to any other document, including any provision of this Agreement other than this Section 10.15, at any time executed by such Guarantor in favor of any Secured Party, irrespective of whether any such other document, or any provision thereof or hereof, will for any reason become unenforceable or any of the Indebtedness thereunder will have been discharged, whether by performance, avoidance or otherwise (other than payment of all Guaranteed Obligations). Each Guarantor acknowledges that, in providing benefits to Borrower, the Secured Parties are relying upon the enforceability of this Section 10.15 and the Guaranteed Obligations as separate and distinct Indebtedness of each such Guarantor, and each Guarantor agrees that the Secured Parties would be denied the full benefit of their bargain if at any time this Section 10.15 or the Guaranteed Obligations were treated any differently. The fact that the Guaranty is set forth in this Agreement rather than in a separate guaranty document is for the

197 convenience of Borrower and each Guarantor and will in no way impair or adversely affect the rights or benefits of the Secured Parties under this Section 10.15. Upon the occurrence of any Event of Default, a separate action or actions may be brought against each such Guarantor, whether or not Borrower or any other Guarantor or any other Person is joined therein or a separate action or actions are brought against Borrower or any such other Guarantor or any such other Person. (c) Insolvency Laws; Right of Contribution. (i) As used in this Section 10.15(c): (A) the term “Guarantor Applicable Insolvency Laws” means the Laws of any Governmental Authority relating to bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including 11 U. S. C. §547, §548, §550 and other “avoidance” provisions of the Bankruptcy Code) as applicable in any proceeding in which the validity or enforceability of this Agreement or any other Loan Document against any Guarantor, or any Guarantor Specified Lien is in issue; and (B) “Guarantor Specified Lien” means any Lien from time to time granted by any Guarantor securing the Guaranteed Obligations. Notwithstanding any provision of this Agreement to the contrary, if, in any proceeding, a court of competent jurisdiction determines that with respect to any Guarantor, this Agreement or any other Loan Document or any Guarantor Specified Lien would, but for the operation of this Section 10.15(c), be subject to avoidance and/or recovery or be unenforceable by reason of Guarantor Applicable Insolvency Laws, this Agreement, such other Loan Document and each such Guarantor Specified Lien will be valid and enforceable against such Guarantor, only to the maximum extent that would not cause this Agreement, such other Loan Document or such Guarantor Specified Lien to be subject to avoidance, recovery or unenforceability. To the extent that any payment to, or realization by, Administrative Agent or any Lending Party on the Guaranteed Obligations exceeds the limitations of this Section 10.15(c) and is otherwise subject to avoidance and recovery in any such proceeding, the amount subject to avoidance will in all events be limited to the amount by which such actual payment or realization exceeds such limitation, and this Agreement as limited will in all events remain in full force and effect and be fully enforceable against such Guarantor. This Section 10.15(c) is intended solely to reserve the rights of the Secured Parties hereunder against each Guarantor, in such proceeding to the maximum extent permitted by Guarantor Applicable Insolvency Laws and neither Borrower, nor any Guarantor or any other guarantor of the Obligations nor any other Person will have any right, claim or defense under this Section 10.15(c) that would not otherwise be available under Guarantor Applicable Insolvency Laws in such proceeding. (ii) Each Guarantor hereby agrees that, to the extent that any Guarantor will have paid an amount hereunder to or on behalf of the Secured Parties that is greater than the net value of the benefits received, directly or indirectly, by such paying Guarantor as a result of the Credit Extensions and other credit accommodations extended hereunder, such paying Guarantor will be entitled to contribution from any Guarantor that has not paid its proportionate share, based on benefits received as a result of the making and issuance of the Credit Extensions. Any amount payable as a contribution under this Section 10.15(c) will be determined as of the date on which the related payment or distribution is made by the Guarantor seeking contribution and each Guarantor acknowledges that the right to contribution hereunder will constitute an asset of such Guarantor to which such contribution is owed. Notwithstanding the foregoing, the

198 provisions of this Section 10.15(c) will in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties hereunder or under any other Loan Document, and each Guarantor will remain jointly and severally liable for the full payment and performance of the Guaranteed Obligations. (d) Qualified ECP Guarantors. Each Qualified ECP Guarantor, jointly and severally, hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of such Guarantor’s obligations under this Agreement and the other Loan Documents in respect of Secured Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.15 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.15, or otherwise under this Agreement or the other Loan Documents, voidable under applicable Law, including voidable transfer, fraudulent conveyance or fraudulent transfer laws, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 10.15 shall remain in full force and effect until the payment in full in cash of the Obligations (other than contingent amounts not yet due), in each case, in accordance with and subject to the limitations set forth in Section 10.18. Each Qualified ECP Guarantor intends that this Section 10.15 constitute, and this Section 10.15 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. (e) Liability of Guarantors. The liability of each Guarantor under this Section 10.15 will be irrevocable, absolute, independent and unconditional, and will not be affected by any circumstance that might constitute a discharge of a surety or guarantor other than the payment and performance in full of all Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows: (i) such Guarantor’s liability hereunder will be the immediate, direct, and primary obligation of such Guarantor and will not be contingent upon any Secured Party’s exercise or enforcement of any remedy it may have against Borrower or any other Person, or against any collateral or other security for any Guaranteed Obligations; (ii) this Guaranty is a guaranty of payment when due and not merely of collectability; (iii) Administrative Agent and the Lending Parties may enforce this Section 10.15 upon the occurrence of an Event of Default notwithstanding the existence of any dispute among Administrative Agent and the Lending Parties, on the one hand, and Borrower or any other Person, on the other hand, with respect to the existence of such Event of Default (it being understood and agreed that nothing in this clause (iii) shall, or is intended to, limit or impair such Guarantor’s separate right to dispute the existence of the Event of Default); (iv) such Guarantor’s payment of a portion, but not all, of the Guaranteed Obligations will in no way limit, affect, modify or abridge such Guarantor’s liability for any portion of the Guaranteed Obligations remaining unsatisfied; and (v) such Guarantor’s liability with respect to the Guaranteed Obligations will remain in full force and effect without regard to, and will not be impaired or affected by, nor will such Guarantor be exonerated or discharged by, any of the following events:

199 (A) any proceeding under any Debtor Relief Law; (B) any limitation, discharge, or cessation of the liability of Borrower or any Guarantor or other Person for any Guaranteed Obligations due to any applicable Law, or any invalidity or unenforceability in whole or in part of any of the Guaranteed Obligations or the Loan Documents; (C) any merger, acquisition, consolidation or change in structure of Borrower or any Guarantor or other Person, or any sale, lease, transfer or other disposition of any or all of the assets or shares of Borrower or any other Guarantor or Person, except to the extent any Guarantor is released from Guaranteed Obligations in connection therewith in accordance with the terms of this Agreement; (D) any assignment or other transfer, in whole or in part, of any Secured Party’s interests in and rights under this Agreement (including this Section 10.15) or the other Loan Documents; (E) any claim, defense, counterclaim or setoff, other than that of prior performance, that Borrower, any Guarantor or any other Person may have or assert, including any defense of incapacity or lack of corporate or other authority to execute any of the Loan Documents; (F) any Secured Party’s amendment, modification, renewal, extension, cancellation or surrender of any Loan Document or any Guaranteed Obligations; (G) any Secured Party’s exercise or non-exercise of any power, right or remedy with respect to any Guaranteed Obligations or any collateral; (H) any Secured Party’s vote, claim, distribution, election, acceptance, action or inaction in any proceeding under any Debtor Relief Law; or (I) any other guaranty, whether by such Guarantor or any other Person, of all or any part of the Guaranteed Obligations or any other indebtedness, obligations or liabilities of Borrower to any Secured Party. (f) Consents of Guarantors. Each Guarantor hereby unconditionally consents and agrees that, without notice to or further assent from any such Guarantor: (i) the principal amount of the Guaranteed Obligations may be increased or decreased and additional indebtedness or obligations of Borrower under the Loan Documents may be incurred and the time, manner, place or terms of any payment under any Loan Document may be extended or changed, by one or more amendments, modifications, renewals or extensions of any Loan Document or otherwise; (ii) the time for Borrower’s (or any other Person’s) performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Loan Document may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such

200 manner and upon such terms as the Secured Parties (as applicable under the relevant Loan Documents) may deem proper; (iii) the Secured Parties may request and accept other guaranties and may take and hold security as collateral for the Guaranteed Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such other guaranties or security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof; and (iv) the Secured Parties may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege even if the exercise thereof affects or eliminates any right of subrogation or any other right of such Guarantor against Borrower. (g) Guarantors’ Waivers. Each Guarantor hereby waives and agrees not to assert: (i) any right to require any Secured Party to proceed against Borrower, any other Guarantor or any other Person, or to pursue any other right, remedy, power or privilege of any Secured Party whatsoever; (ii) the defense of the statute of limitations in any action hereunder or for the collection or performance of the Guaranteed Obligations (and in this regard that the performance of any act or any payment which tolls any statute of limitations applicable to Obligations under any of the Loan Documents will similarly operate to toll the statute of limitations applicable to each such Guarantor’s liability hereunder); (iii) any defense arising by reason of any lack of corporate or other authority or any other defense of Borrower, such Guarantor or any other Person (other than payment in full of the Guaranteed Obligations or, subject to Section 10.15(i), that no Guaranteed Obligations were then due); (iv) any defense based upon any Secured Party’s errors or omissions in the administration of the Guaranteed Obligations; (v) any rights to set-offsset-offs and counterclaims; (vi) without limiting the generality of the foregoing, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or that may conflict with the terms of this Section 10.15, including any and all benefits that otherwise might be available to such Guarantor under California Civil Code Sections 1432, 2809, 2810, 2815, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 3433 and California Code of Civil Procedure Sections 580a, 580b, 580d and 726; and (vii) any and all notice of the acceptance of this Guaranty, and any and all notice of the creation, renewal, modification, extension or accrual of the Guaranteed Obligations, or the reliance by the Secured Parties upon this Guaranty, or the exercise of any right, power or privilege hereunder. The Guaranteed Obligations will conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Guaranty. Each Guarantor waives promptness, diligence, presentment, protest,

201 demand for payment, notice of default, dishonor or nonpaymentnon-payment and all other notices to or upon Borrower, any Guarantor or any other Person with respect to the Guaranteed Obligations. (h) Stay of Acceleration. If acceleration of the time for payment of any of the Obligations is stayed in connection with any case commenced by or against Borrower under any Debtor Relief Law, or otherwise, all such amounts will nonetheless be jointly and severally payable by each Guarantor immediately upon demand by Administrative Agent to the extent such acceleration would otherwise be permitted but for such stay. (i) Financial Condition of Borrower. No Guarantor will have any right to require any Secured Party to obtain or disclose any information with respect to (i) the financial condition or character of Borrower or the ability of Borrower to pay and perform the Guaranteed Obligations, (ii) the Guaranteed Obligations, (iii) any collateral or other security for any or all of the Guaranteed Obligations, (iv) the existence or nonexistence of any other guarantees of all or any part of the Guaranteed Obligations, (v) any action or inaction on the part of any Secured Party or any other Person or (vi) any other matter, fact or occurrence whatsoever. Each Guarantor hereby acknowledges that it has undertaken its own independent investigation of the financial condition of Borrower and all other matters pertaining to this Guaranty set forth in this Section 10.15 and further acknowledges that it is not relying in any manner upon any representation or statement of any Secured Party with respect thereto. (j) Subrogation. Until the Guaranteed Obligations have been paid and performed in full and the Aggregate Commitments have been terminated, no Guarantor will directly or indirectly exercise (i) any rights that it may acquire by way of subrogation under this Section 10.15, by any payment hereunder or otherwise, (ii) any rights of contribution, indemnification, reimbursement or similar suretyship claims arising out of this Section 10.15 or (iii) any other right that it might otherwise have or acquire (in any way whatsoever) that could entitle it at any time to share or participate in any right, remedy or security of any Secured Party as against any Borrower or any other Guarantor or any other Person, whether in connection with this Section 10.15, any of the other Loan Documents or otherwise. (k) Subordination. All payments on account of all indebtedness, liabilities and other obligations of Borrower to any Guarantor, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined (the “Guarantor Subordinated Indebtedness”) will be subject, subordinate and junior in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment in full in Cash of the Guaranteed Obligations. As long as any of the Guaranteed Obligations (other than unasserted contingent indemnification obligations) will remain outstanding and unpaid, no Guarantor will accept or receive any payment or distribution by or on behalf of Borrower or any other Guarantor, directly or indirectly, or assets of Borrower or any other Guarantor, of any kind or character, whether in Cash, property or securities, including on account of the purchase, redemption or other acquisition of Guarantor Subordinated Indebtedness, as a result of any collection, sale or other disposition of collateral, or by setoff, exchange or in any other manner, for or on account of the Guarantor Subordinated Indebtedness (“Guarantor Subordinated Indebtedness Payments”), except that, each Guarantor will be entitled to accept and receive payments on its Guarantor Subordinated Indebtedness not in contravention of any Law or the terms of the Loan Documents so long as (i) no Event of Default has occurred and is occurring and (ii) the Administrative Agent has not given notice that Guarantor Subordinated Indebtedness payments are not permitted. Notwithstanding the

202 foregoing, Borrowers may pay, and Guarantors may accept and receive, any Restricted Payment to the extent permitted in accordance with Section 7.06. If any Guarantor Subordinated Indebtedness Payments will be received in contravention of this Section 10.15, such Guarantor Subordinated Indebtedness Payments will be held in trust for the benefit of the Secured Parties and will be paid over or delivered to Administrative Agent for application to the payment in full in Cash of all Guaranteed Obligations remaining unpaid to the extent necessary to give effect to this Section 10.15 after giving effect to any concurrent payments or distributions to the Secured Parties in respect of the Guaranteed Obligations. (l) Continuing Guaranty. The Guaranty set forth in this Section 10.15 is a continuing irrevocable guaranty and agreement of subordination and will continue in effect and be binding upon each Guarantor until termination of the Aggregate Commitments and payment and performance in full of the Guaranteed Obligations, including Guaranteed Obligations which may exist continuously or which may arise from time to time under successive transactions, and each such Guarantor expressly acknowledges that this Guaranty will remain in full force and effect notwithstanding that there may be periods in which no Guaranteed Obligations exist. (m) Reinstatement. The Guaranty set forth in this Section 10.15 will continue to be effective or will be reinstated and revived, as the case may be, if, for any reason, any payment of the Guaranteed Obligations by or on behalf of Borrower (or receipt of any proceeds of Collateral) will be rescinded, invalidated, declared to be fraudulent or preferential, set aside, voided or otherwise required to be repaid to Borrower, its estate, trustee, receiver or any other Person (including under any Debtor Relief Law), or must otherwise be restored by any Secured Party, whether as a result of proceedings under any Debtor Relief Law or otherwise. All losses, damages, costs and expenses that any Secured Party may suffer or incur as a result of any voided or otherwise set aside payments will be specifically covered by the indemnity in favor of the Secured Parties contained in Section 10.04. (n) Substantial Benefits. The Credit Extensions provided to or for the benefit of Borrower hereunder by the Lending Parties have been and are to be contemporaneously used for the benefit of Borrower and each Guarantor. It is the position, intent and expectation of the parties that Borrower and each such Guarantor have derived and will derive significant and substantial direct and indirect benefits from the Credit Extensions to be made available by the Lending Parties under the Loan Documents. (o) Knowing and Explicit Waivers. Each Guarantor acknowledges that it either has obtained the advice of legal counsel or has had the opportunity to obtain such advice in connection with the terms and provisions of this Section 10.15. Each Subsidiary Guarantor acknowledges and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, that all such waivers and consents herein are explicit and knowing and that each such Guarantor expects such waivers and consents to be fully enforceable. If, while any Guarantor Subordinated Indebtedness is outstanding, any proceeding under any Debtor Relief Law is commenced by or against Borrower or its property, Administrative Agent, when so instructed by any L/C Issuer, Swing Line Lender and Required Lenders, is hereby irrevocably authorized and empowered (in the name of the Lending Parties or in the name of any Guarantor or otherwise), but will have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of all Guarantor Subordinated Indebtedness and give acquittances therefor and to file claims and proofs of claim and take such other action (including

203 voting the Guarantor Subordinated Indebtedness) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Secured Parties; and each such Guarantor will promptly take such action as Administrative Agent (on instruction from any L/C Issuer, Swing Line Lender and Required Lenders) may reasonably request (A) to collect the Guarantor Subordinated Indebtedness for the account of the Lending Parties and to file appropriate claims or proofs of claim in respect of the Guarantor Subordinated Indebtedness; (B) to execute and deliver to Administrative Agent such powers of attorney, assignments and other instruments as it may request to enable it to enforce any and all claims with respect to the Guarantor Subordinated Indebtedness; and (C) to collect and receive any and all Guarantor Subordinated Indebtedness Payments. Section 10.16. Governing Law; Jurisdiction; Etc. (a) Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby will be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law other than New York General Obligations Law 5-1401 and 5-1402. (b) Submission to Jurisdiction. Subject to the last sentence of this Section 10.16(b), each party hereto hereby irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any other party hereto or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the Supreme Court of the State of New York sitting in New York County in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive (subject only to the last sentence of this Section 10.16(b)) jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding shall be heard and determined in such New York State Court or, to the fullest extent permitted by applicable Law, in such Federalfederal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement or in any other Loan Document will affect any right that Administrative Agent or any Lending Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or any of its properties in the courts of any other jurisdiction. (c) Waiver of Venue. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in subsection (b) of this Section 10.16. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.02. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable Law.

204 Section 10.17. Waiver of Right to Jury Trial. (a) BORROWER AND EACH OTHER LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDING PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER AND EACH OTHER LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ADMINISTRATIVE AGENT AND THE LENDING PARTIES ENTERING INTO THIS AGREEMENT. (b) EACH OF THE PARTIES HERETO REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL ON SUCH MATTERS. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. (c) TO THE EXTENT THAT THE WAIVER OF JURY TRIAL IN SECTION 10.17(aA) IS HELD OR OTHERWISE DETERMINED BY A COURT IN THE STATE OF CALIFORNIA TO BE UNENFORCEABLE, THE PARTIES HERETO DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE OR RETIRED JUDGE APPLYING THE APPLICABLE LAW. THEREFORE, THE PARTIES HERETO AGREE TO REFER, FOR A COMPLETE AND FINAL ADJUDICATION, ANY AND ALL ISSUES OF FACT OR LAW INVOLVED IN ANY LITIGATION OR PROCEEDING (INCLUDING ALL DISCOVERY AND LAW AND MOTION MATTERS, PRETRIAL MOTIONS, TRIAL MATTERS, AND POST-TRIAL MOTIONS (E.G., MOTIONS FOR RECONSIDERATION, NEW TRIAL AND TO TAX COSTS, ATTORNEY FEES AND PREJUDGMENT INTEREST)) UP TO AND INCLUDING FINAL JUDGMENT, BROUGHT TO RESOLVE ANY DISPUTE (WHETHER SOUNDING IN CONTRACT, TORT, UNDER ANY STATUTE, OR OTHERWISE) BETWEEN THE LENDER AND BORROWER ARISING OUT OF, CONNECTED WITH, OR RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE PARTIES IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO AND THERETO, TO A JUDICIAL REFEREE WHO WILL BE APPOINTED UNDER A GENERAL REFERENCE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638. THE REFEREE’S DECISION WOULD STAND AS THE DECISION OF THE COURT, WITH JUDGMENT TO BE ENTERED ON HIS STATEMENT OF DECISION IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT. ADMINISTRATIVE AGENT AND BORROWER WILL SELECT A SINGLE NEUTRAL REFEREE, WHO WILL BE A RETIRED STATE OR FEDERAL JUDGE WITH AT LEAST FIVE YEARS OF JUDICIAL EXPERIENCE IN CIVIL MATTERS. IN THE EVENT THAT ADMINISTRATIVE AGENT AND BORROWER CANNOT AGREE UPON A REFEREE, THE REFEREE WILL BE APPOINTED BY THE COURT. THE LOAN PARTIES WILL JOINTLY AND SEVERALLY BEAR THE FEES AND EXPENSES OF THE REFEREE UNLESS THE REFEREE OTHERWISE PROVIDES IN THE STATEMENT OF DECISION. EACH PARTY AGREES THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART

205 OR A COPY OF THIS SECTION 10.17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE REFERENCE TO A JUDICIAL REFEREE AS PROVIDED ABOVE. Section 10.18. Survival. Section 10.18. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to any Loan Document will be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making or issuance of any Credit Extension hereunder, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Administrative Agent, any L/C Issuer or any Lender may have had notice or knowledge of any Default or Event of Default or any incorrect representation or warranty at the time any Credit Extension is extended hereunder, and shall continue in full force and effect until all Commitments have expired or been terminated, all Obligations have been paid in full in cash and all Credits have expired or been terminated. The provisions of Sections 3.01, 3.04, 3.05 and 10.04 and Article IX9 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans and all other amounts payable hereunder, the expiration or termination of the Credits and the Commitments or the termination of this Agreement or any provision hereof. Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement, in the event that, in connection with the refinancing or repayment in full of the Loan Document Obligations provided for herein, an L/C Issuer will have provided to Administrative Agent a written consent to the release of the Revolving Credit Lenders from their obligations hereunder with respect to any Credit issued by such L/C Issuer (whether as a result of the obligations of Borrower (and any other account party) in respect of such Credit having been cash collateralized, supported by a standby letter of credit or otherwise backstopped in an amount, by an institution and pursuant to arrangements in each case reasonably satisfactory to such L/C Issuer), then from and after such time such Credit shall cease to be a “Credit” outstanding hereunder for all purposes of this Agreement and the other Loan Documents, and the Revolving Credit Lenders shall be deemed to have no participations in such Credit, and no obligations with respect thereto, under SectionsSection 2.03(c) or (d). Section 10.19. Judgment Currency. If, for the purpose of obtaining judgment in any court or obtaining an order enforcing a judgment, it becomes necessary to convert any amount due under this Agreement in Dollars or in any other currency (hereinafter in this Section 10.19 called the “first currency”) into any other currency (hereinafter in this Section 10.19 called the “second currency”), then the conversion will be made at the rate of exchange at which in accordance with normal banking procedures Administrative Agent could purchase the first currency with such second currency at Administrative Agent’s close of business on the Business Day next preceding the day on which the judgment is given or (as the case may be) the order is made. Any payment made to Administrative Agent or any Lending Party pursuant to this Agreement in the second currency will constitute a discharge of the obligations of Borrower to pay to Administrative Agent and the Lending Parties any amount originally due to Administrative Agent and the Lending Parties in the first currency under this Agreement only to the extent of the amount of the first currency which Administrative Agent and each of the Lending Parties is able, on the date of the receipt by it of such payment in any second currency, to purchase, in accordance with Administrative Agent’s and such Lending Party’s normal banking procedures, with the amount of such second currency so received. If the amount of the first currency falls short of the amount originally due to

206 Administrative Agent and the Lending Parties in the first currency under this Agreement, Borrower hereby agrees that it will indemnify each of Administrative Agent and each of the Lending Parties against and save each of Administrative Agent and each of the Lending Parties harmless from any shortfall so arising. This indemnity will constitute an obligation of Borrower separate and independent from the other obligations contained in this Agreement, will give rise to a separate and independent cause of action and will continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due to Administrative Agent or any Lending Party under this Agreement or under any such judgment or order. Any such shortfall will be deemed to constitute a loss suffered by each of Administrative Agent and each such Lending Party, as the case may be, and Borrower will not be entitled to require any proof or evidence of any actual loss. The covenant contained in this Section 10.19 will survive the payment in full of all of the other Obligations of Borrower under this Agreement and the other Loan Documents. Section 10.20. Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with the amendment and restatement of the Existing Senior Credit Facilities, or any other refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved in writing by Borrower, Administrative Agent and such Lender (including as set forth in this Agreement). Section 10.21. Acknowledgement and Consent to Bail-In of Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any Affected Resolution Authority. Section 10.22. Acknowledgement Regarding Any Supported QFCs.

207 To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the Laws of the United States of America and/or any State thereof or the District of Columbia): (a) in the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States; and (b) in the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. Section 10.23. No Novation. The terms and conditions of the Second Restated Credit Agreement are amended as set forth herein, and restated in their entirety and superseded by, this Agreement. Nothing in this Agreement shall be deemed to work a novation of any of the obligations under the Second Restated Credit Agreement. Notwithstanding any provision of this Agreement or any other document or instrument executed in connection herewith, the execution and delivery of this Agreement and the incurrence of obligations hereunder shall be in substitution for, but not in payment of, the obligations owed by the Borrower under the Second Restated Credit Agreement. From and after the date hereof, each reference to the “Credit Agreement” or other reference originally applicable to the Second Restated Credit Agreement contained in any document executed and delivered in connection therewith shall be a reference to this Agreement, as amended, supplemented, restated or otherwise modified from time to time.

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